Exhibit 10.1

AMENDED AND RESTATED CREDIT AGREEMENT
as Amended and Restated as of September 24, 2013

among

PEABODY ENERGY CORPORATION,
as Borrower,

CITIBANK, N.A.,
as Administrative Agent, Swing Line Lender and L/C Issuer,
and
The Other Lenders Party Hereto

CITIGROUP GLOBAL MARKETS, INC.,
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
BNP PARIBAS SECURITIES CORP.,
CRéDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
HSBC SECURITIES (USA) INC.,
MORGAN STANLEY SENIOR FUNDING, INC.,
PNC CAPITAL MARKETS LLC,
and
RBS SECURITIES INC.,
as
Joint Lead Arrangers and Joint Book Managers

BANK OF AMERICA, N.A.,
as
Syndication Agent,
and
UNION BANK, N.A.,
COMPASS BANK,
CREDIT SUISSE SECURITIES (USA) LLC,
J.P. MORGAN SECURITIES LLC,
STANDARD CHARTERED BANK,
U.S. BANK NATIONAL ASSOCIATION
and
WELLS FARGO BANK N.A.
as
Co-Documentation Agents

1

Section         Page
Article I. DEFINITIONS AND ACCOUNTING TERMS     1
1.01.    Defined Terms     1
1.02.    Other Interpretive Provisions     39
1.03.    Accounting Terms40
1.04.    Exchange Rates; Currency Equivalents    41
1.05.    Additional Alternative Currencies    42
1.06.    Change of Currency    43
1.07.    Times of Day    43
1.08.    Letter of Credit Amounts    43
1.09.    Negative Covenant Compliance    43
Article II. THE COMMITMENTS AND CREDIT EXTENSIONS    44
2.01.    The Loans    44
2.02.    Borrowings, Conversions and Continuations of the Loans    44
2.03.    Letters of Credit    47
2.04.    Swing Line Loans    56
2.05.    Prepayments    59
2.06.    Termination or Reduction of Revolving Credit Commitments    61
2.07.    Repayment of Loans    62
2.08.    Interest    63
2.09.    Fees    64
2.10.    Computation of Interest and Fees    64
2.11.    Evidence of Debt    65
2.12.    Payments Generally; Administrative Agent’s Clawback    65
2.13.    Pro Rata; Sharing of Payments by Lenders    67
2.14.    Increase to a Facility    68
2.15.    Incremental Debt    70
2.16.    Refinancing Debt    72
2.17.    Cash Collateral    74
2.18.    Defaulting Lenders    75
2.19.    Reverse Dutch Auction Repurchases    77
2.20.    Open Market Repurchases    78
Article III. TAXES, YIELD PROTECTION AND ILLEGALITY    79
3.01.    Taxes    79
3.02.    Illegality    82
3.03.    Inability to Determine Rates    83
3.04.    Increased Costs; Reserves on Eurocurrency Rate Loans    84
3.05.    Compensation for Losses    86
3.06.    Mitigation Obligations; Replacement of Lenders    86

i

Section     Page
3.07.    Survival    87
Article IV. CONDITIONS PRECEDENT    87
4.01.    Closing Date    87
4.02.    Conditions to all Credit Extensions    90
Article V. REPRESENTATIONS AND WARRANTIES    91
5.01.    Existence, Qualification and Power    91
5.02.    Authorization; No Contravention    91
5.03.    Governmental Authorization    91
5.04.    Binding Effect    92
5.05.    Financial Statements; No Material Adverse Effect    92
5.06.    Litigation    92
5.07.    No Default    93
5.08.    Ownership of Property    93
5.09.    Environmental Compliance    93
5.10.    Insurance    94
5.11.    Taxes    94
5.12.    ERISA Compliance    94
5.13.    Subsidiaries    94
5.14.    Margin Regulations; Investment Company Act    95
5.15.    Disclosure    95
5.16.    Compliance with Laws    95
5.17.    Anti-Corruption; Sanctions; Terrorism Laws    95
5.18.    Intellectual Property; Licenses, Etc.    96
5.19.    Perfection of Security Interest and Status of Liens    96
Article VI. AFFIRMATIVE COVENANTS    96
6.01.    Financial Statements    96
6.02.    Certificates; Other Information    97
6.03.    Notices    99
6.04.    Payment of Tax Obligations    99
6.05.    Preservation of Existence    99
6.06.    Maintenance of Properties    99
6.07.    Maintenance of Insurance    99
6.08.    Compliance with Laws    99
6.09.    Books and Records    100
6.10.    Inspection Rights    100
6.11.    Use of Proceeds    100
6.12.    Additional Guarantors    100
6.13.    Unrestricted Subsidiaries    100
6.14.    Preparation of Environmental Reports    101
6.15.    Certain Long Term Liabilities and Environmental Reserves    101
6.16.    Further Assurances    101

Section     Page
Article VII. NEGATIVE COVENANTS    101
7.01.    Liens    101
7.02.    Investments    104
7.03.    Indebtedness    106
7.04.    Fundamental Changes    108
7.05.    Dispositions    108
7.06.    Restricted Payments    109
7.07.    Change in Nature of Business    110
7.08.    Transactions with Affiliates    110
7.09.    Burdensome Agreements    111
7.10.    Use of Proceeds    111
7.11.    Financial Covenants    111
7.12.    Limitation on Negative Pledge Clauses    112
7.13.    Restrictions on Peabody IC Funding    113
7.14.    Restrictions on Peabody Holdings (Gibraltar) Limited and Peabody
Investments (Gibraltar) Limited    113
Article VIII. EVENTS OF DEFAULT AND REMEDIES    114
8.01.    Events of Default    114
8.02.    Remedies Upon Event of Default    116
8.03.    Exclusion of Immaterial Subsidiaries    116
8.04.    Application of Funds    117
Article IX. ADMINISTRATIVE AGENT    118
9.01.    Appointment and Authority    118
9.02.    Rights as a Lender    118
9.03.    Exculpatory Provisions    118
9.04.    Reliance by Administrative Agent    119
9.05.    Delegation of Duties    119
9.06.    Resignation of Administrative Agent    119
9.07.    Non-Reliance on Administrative Agent and Other Lenders    121
9.08.    No Other Duties, Etc.    121
9.09.    Administrative Agent May File Proofs of Claim    121
9.10.    Guaranty and Collateral Matters    122
9.11.    Withholding Tax    122
9.12.    Intercreditor Agreements, Collateral Matters and Specified Amendments    122
Article X. MISCELLANEOUS    123
10.01.    Amendments, Etc.    123
10.02.    Notices; Effectiveness; Electronic Communication    126
10.03.    No Waiver; Cumulative Remedies    128
10.04.    Expenses; Indemnity; Damage Waiver    128
10.05.    Payments Set Aside    130
10.06.    Successors and Assigns    130

Section     Page
10.07.    Treatment of Certain Information; Confidentiality    134
10.08.    Right of Setoff    135
10.09.    Interest Rate Limitation    136
10.10.    Counterparts; Integration; Effectiveness    136
10.11.    Survival of Representations and Warranties    136
10.12.    Severability    136
10.13.    Replacement of Lenders    137
10.14.    Governing Law; Jurisdiction; Etc.    137
10.15.    Waiver of Jury Trial    138
10.16.    USA PATRIOT Act Notice    139
10.17.    Time of the Essence    139
10.18.    Judgment Currency    139
10.19.    No Advisory or Fiduciary Responsibility    139
10.20.    Existing Swap Contracts    140
10.21.    Release of Peabody IC Funding Corp.    140

SIGNATURES    S-1

SCHEDULES

1.01(a)	Mandatory Cost Formulae

1.01(b)	Guarantors

1.01(c)	Existing Letters of Credit

1.01(d)	Unrestricted Subsidiaries

2.01	Commitments

5.09	Environmental Matters

5.13	Subsidiaries

5.18	Intellectual Property

7.01	Existing Liens

7.02	Existing Investments

7.03	Existing Indebtedness

7.12	Negative Pledge Clauses

10.02	Administrative Agent’s Office; Certain Addresses for Notices

10.06	Processing and Recordation Fees

EXHIBITS
Form of:
A    Borrowing Notice
B    Swing Line Loan Notice
C-1    Term Note
C-2    Revolving Note
D    Compliance Certificate
E    Assignment and Assumption
F    Guaranty
G-1    Pledge Agreement - PIC
G-2    Pledge Agreement - Gib
H-1    Opinion of Simpson Thacher & Bartlett LLP
H-2    Opinion of Kenneth L. Wagner, Esq.
H-3    Opinion of Triay Stagnetto Neish
H-4    Opinion of Indiana Counsel to the Borrower
H-5    Opinion of Illinois Counsel to the Borrower
I-1    Form of Junior Intercreditor Agreement
I-2    Form of Pari-Passu Intercreditor Agreement

v

AMENDED AND RESTATED CREDIT AGREEMENT
This AMENDED AND RESTATED CREDIT AGREEMENT (as amended, supplemented or otherwise modified, “Agreement”) is entered into as of September 24, 2013, among PEABODY ENERGY CORPORATION, a Delaware corporation (the “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and, individually, a “Lender”), CITIBANK, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, CITIGROUP GLOBAL MARKETS, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, BNP PARIBAS SECURITIES CORP., CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, HSBC SECURITIES (USA) INC., MORGAN STANLEY SENIOR FUNDING, INC., PNC CAPITAL MARKETS LLC and RBS SECURITIES INC., as joint lead arrangers and joint book managers, BANK OF AMERICA, N.A., as syndication agent, and UNION BANK, N.A., COMPASS BANK, CREDIT SUISSE SECURITIES (USA) LLC, J.P. MORGAN SECURITIES LLC, STANDARD CHARTERED BANK, U.S. BANK NATIONAL ASSOCIATION and WELLS FARGO BANK N.A., as co-documentation agents.
WHEREAS, the Borrower is party to that certain Credit Agreement, dated as of June 18, 2010, by and among the Borrower, Peabody Holland B.V., Bank of America, N.A. as administrative agent, swing line lender and letter of credit issuer, the lenders party thereto and Banc of America Securities, LLC, Citigroup Global Markets, Inc. and HSBC (USA) Inc., as joint lead arrangers and joint book managers (as amended, supplemented or otherwise modified, the “Existing Credit Agreement”);
WHEREAS, the Borrower is party to that certain Credit Agreement, dated as of October, 28, 2011, by and among the Borrower, Bank of America, N.A. as administrative agent, the lenders party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Morgan Stanley Senior Funding, Inc., Citigroup Global Markets Inc., HSBC Securities (USA) Inc., and RBS Securities Inc. as joint lead arrangers and joint book managers (as amended, supplemented or otherwise modified, the “2011 Term Loan Agreement”);
WHEREAS, the Borrower seeks to refinance the Existing Credit Agreement and the 2011 Term Loan Agreement; and
WHEREAS, the Borrower has requested that the Lenders provide a term loan facility and a revolving credit facility to the Borrower, and the Lenders have indicated their willingness to lend and the L/C Issuer has indicated its willingness to issue letters of credit and bank guarantees, in each case, on the terms and subject to the conditions set forth herein.
In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:
ARTICLE I.
DEFINITIONS AND ACCOUNTING TERMS
1.01.    Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

“2011 Term Loan Agreement” has the meaning specified in the recitals to this Agreement.
“A$” means the lawful currency of Australia.
“Accepting Lenders” has the meaning specified in Section 10.01(g).
“Accounting Change” means changes in accounting principles after the Closing Date required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board or, if applicable, the Securities and Exchange Commission.
“Acquisition Agreement” means, with respect to any acquisition, merger or similar transaction permitted under Section 7.02, the definitive documentation for such acquisition, merger or similar transaction.
“Acquisition Agreement Representations” means, with respect to any Acquisition Agreement, the representations and warranties made by or with respect to the Person to be acquired or selling its assets pursuant to such Acquisition Agreement that are material to the interests of the Lenders, but only to the extent that (a) the accuracy of any such representation or warranty is a condition to the Borrower’s or its Restricted Subsidiary’s obligations to close under the Acquisition Agreement or (b) the Borrower or Restricted Subsidiary has the right to terminate its obligations under the Acquisition Agreement as a result of a breach of such representations and warranties.
“Additional Extensions of Credit” has the meaning specified in Section 10.01.
“Adjustment Date” means the date of receipt by the Administrative Agent of (a) the financial statements for the most recently completed fiscal period furnished pursuant to Section 6.01 and (b) the compliance certificate with respect to such financial statements furnished pursuant to Section 6.02. For purposes of determining the Applicable Rate, the first Adjustment Date shall be the third day following the date on which the financial statements for the fiscal quarter ended September 30, 2013 furnished pursuant to Section 6.01 and the related compliance certificate furnished pursuant to Section 6.02 are delivered to the Administrative Agent.
“Administrative Agent” means Citibank, N.A. in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.
“Administrative Agent’s Office” means, with respect to any currency, the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02 with respect to such currency, or such other address or account with respect to such currency as the Administrative Agent may from time to time notify to the Borrower and the Lenders.
“Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent.
“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agent Parties” has the meaning specified in Section 10.02(c).
“Aggregate Commitments” means the Commitments of all the Lenders.
“Agreement” has the meaning specified in the introductory paragraph to this Agreement.
“Agreement Currency” has the meaning specified in Section 10.18.
“Alternative Currency” means each of Euro, Sterling, A$ and each other currency (other than Dollars) that is approved in accordance with Section 1.05.
“Alternative Currency Equivalent” means, at any date, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the Administrative Agent or the L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of such Alternative Currency with Dollars on such date.
“Alternative Currency Sublimit” means an amount equal to 30% of the aggregate Revolving Credit Commitments. The Alternative Currency Sublimit is part of, and not in addition to, the Aggregate Commitments.
“Applicable Percentage” means (a) in respect of the Term Loan Facility, with respect to any Term Loan Lender at any time, the percentage (carried out to the tenth decimal place) of the Term Loan Facility represented by (i) until the Closing Date, such Term Loan Lender’s respective Term Loan Commitments and (ii) thereafter, the aggregate principal amount of such Term Loan Lender’s Term Loans then outstanding, and (b) in respect of the Revolving Credit Facility, with respect to any Revolving Credit Lender at any time, the percentage (carried out to the ninth decimal place) of the Revolving Credit Facility represented by such Revolving Credit Lender’s Revolving Credit Commitment at such time. If the commitment of each Revolving Credit Lender to make Revolving Credit Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.02, or if the Revolving Credit Commitments have expired, then the Applicable Percentage of each Revolving Credit Lender in respect of the Revolving Credit Facility shall be determined based on the Applicable Percentage of such Revolving Credit Lender in respect of the Revolving Credit Facility most recently in effect, giving effect to any subsequent assignments. The initial Applicable Percentage of each Lender in respect of each Facility is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.
“Applicable Rate” means:
(a) with respect to the Term Loan Facility, a percentage per annum equal to (i) 3.25% for Eurocurrency Rate Loans and (ii) 2.25% for Base Rate Loans; and
(b) with respect to the Revolving Credit Facility, the Applicable Rate shall be a percentage per annum based on the Consolidated Net Leverage Ratio (as of the most recent Adjustment Date) as set forth below:

		Applicable Rate
Pricing Level	Consolidated Net Leverage Ratio	Eurocurrency Rate Loans, BBSY Loans, Swing Line Loans and Letters of Credit	Base Rate Loans	Commitment Fee
1	≥ 5.50:1	2.50%	1.50%	0.500%
2	< 5.50:1 and ≥ 3.00:1	2.25%	1.25%	0.500%
3	< 3.00:1 and ≥ 2.00:1	2.00%	1.00%	0.500%
4	< 2.00:1	1.75%	0.75%	0.375%

provided that (i) the Applicable Rate determined for any Adjustment Date shall remain in effect until a subsequent Adjustment Date for which the Consolidated Net Leverage Ratio falls within a different level (it being understood that on the Closing Date that the applicable pricing level is Level 2) and (ii) if the financial statements and related Compliance Certificate for any fiscal period are not delivered by the date due pursuant to Sections 6.01 and 6.02, the Applicable Rate shall be (A) for the first 35 days subsequent to such due date, the Applicable Rate in effect prior to such due date and (B) thereafter, as set forth in Level I, in either case, until the date of delivery of such financial statements and Compliance Certificate, after which the Applicable Rate shall be based on the Consolidated Net Leverage Ratio set forth in such Compliance Certificate.
“Applicable Time” means, with respect to any borrowings and payments in any Alternative Currency, a New York City time reasonably determined by the Administrative Agent or L/C Issuer, as the case may be, subject to the Administrative Agent or L/C Issuer providing advance notice to the Borrower that such time is necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment.
“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
“Arrangers” means Citigroup Global Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, BNP Paribas Securities Corp., Crédit Agricole Corporate and Investment Bank, HSBC Securities (USA) Inc., Morgan Stanley Senior Funding, Inc., PNC Capital Markets LLC and RBS Securities Inc., each in its capacity as joint lead arranger and joint book manager.
“Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.
“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.06(b), and accepted by the Administrative Agent) in substantially the form of Exhibit E or any other form approved by the Administrative Agent, in accordance with Section 10.06(b).

“Attributable Indebtedness” means, on any date, in respect of any Capital Lease Obligations of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP.
“Auction” has the meaning specified in Section 2.19(a).
“Auction Manager” has the meaning specified in Section 2.19(a).
“Auction Procedures” means customary procedures for conducting any Auction subject to modification as mutually determined by the Borrower and the Auction Manager and consented to by the Administrative Agent (such consent not to be unreasonably withheld or delayed).
“Audited Financial Statements-2012” means the audited consolidated balance sheet of the Borrower and its Subsidiaries for the fiscal year ended December 31, 2012, and the related consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such fiscal year of the Borrower and its Subsidiaries, including the notes thereto.
“Availability Period” means in respect of the Revolving Credit Facility, the period from and including the Closing Date to the earliest of (a) the Revolving Credit Facility Maturity Date, (b) the date of termination of the Revolving Credit Commitments pursuant to Section 2.06 and (c) the date of termination of the commitment of each Lender to make Loans and of the obligation of the L/C Issuer to make L/C Credit Extensions pursuant to Section 8.02.
“Bank Guarantee” means a direct guaranty or undertaking issued for the account of the Borrower pursuant to this Agreement by an L/C Issuer in form acceptable to the L/C Issuer issued to provide credit support to the Borrower or any of its Subsidiaries.
“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 0.50%, (b) the Eurocurrency Rate for a one month Interest Period beginning on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%, and (c) the rate of interest in effect for such day as publicly announced from time to time by Administrative Agent as its “prime rate.” The “prime rate” is a rate set by Administrative Agent based upon various factors including its costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate. Any change in such rate announced by the Administrative Agent shall take effect at the opening of business on the day specified in the public announcement of such change. In no event, with respect to the Term Loans issued on the Closing Date, notwithstanding the rate determined pursuant to the foregoing, shall the Base Rate be less than 2.00%.
“Base Rate Loan” means a Term Loan or a Revolving Credit Loan that bears interest based on the Base Rate, as applicable. All Base Rate Loans shall be denominated in Dollars.
“BBSY Rate” means, with respect to any BBSY Loan for any Interest Period, on any date, the rate per annum quoted as the average bid rate displayed on the Bloomberg BBSY page at or about 10:30 a.m., Sydney time, on the first day of such Interest Period for a term having a tenor closest to such Interest Period. If such rate is not available for any reason, the “BBSY Rate” will be the rate determined by the Administrative Agent in good faith and notified to the

Borrower on or prior to the close of business of the first day of such Interest Period to be the arithmetic mean (rounded upwards to four decimal places and expressed as a percentage rate per annum) of the buying rates (for bills of exchange accepted by leading Australian banks) which have a tenor closest to such Interest Period quoted by three BBSY Reference Banks at or about such time on such date.
“BBSY Loan” means a Loan that bears interest at the BBSY Rate. BBSY Loans may only be denominated in A$.
“BBSY Reference Banks” means Australia and New Zealand Banking Group Limited, Commonwealth Bank of Australia, National Australia Bank Limited and Westpac Banking Corporation (or such other banks as may be reasonably designated by the Administrative Agent).
“Borrower” has the meaning specified in the introductory paragraph hereto.
“Borrower Materials” has the meaning specified in Section 6.02.
“Borrowing” means a Revolving Credit Borrowing, a Swing Line Borrowing or a Term Loan Borrowing, as the context may require.
“Borrowing Notice” means a notice of (a) a Term Loan Borrowing, (b) a Revolving Credit Borrowing, (c) a conversion of Term Loans or Revolving Credit Loans from one Type to the other or (d) a continuation of Eurocurrency Rate Loans, in each case, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A.
“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, New York, New York with respect to Obligations denominated in Dollars and:
(a)    if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in Dollars, any fundings, disbursements, settlements and payments in Dollars in respect of any such Eurocurrency Rate Loan, or any other dealings in Dollars to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means any such day on which dealings in deposits in Dollars are conducted by and between banks in the London interbank eurodollar market;
(b)    if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such Eurocurrency Rate Loan, or any other dealings in Euro to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means a TARGET Day;
(c)    if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in a currency other than Dollars, Euro or A$, means any such day on which dealings in deposits in the relevant currency are conducted by and between banks in the London or other applicable offshore interbank market for such currency;
(d)    if such day relates to any fundings, disbursements, settlements and payments (other than interest rate settings) in a currency other than Dollars or Euro in respect of a

Eurocurrency Rate Loan denominated in a currency other than Dollars or Euro, or any other dealings in any currency other than Dollars or Euro to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan (other than interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency; and
(e) if such day relates to any interest rate settings as to a BBSY Loan denominated in A$, any fundings, disbursements, settlements and payments in A$ in respect of any such BBSY Loan, or any other dealings in A$ to be carried out pursuant to this Agreement in respect of any such BBSY Loan, means any such day on which dealings in deposits in A$ are conducted by and between banks in Sydney, Australia.
“Capital Lease Obligations” means of any Person as of the date of determination, the aggregate liability of such Person under Financing Leases reflected on a balance sheet of such Person under GAAP.
“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing, but excluding any securities convertible into or exchangeable for shares of Capital Stock.
“Cash Collateralize” has the meaning specified in Section 2.17(a).
“Cash Management Agreement” means any agreement to provide cash management services, including treasury, depository, overdraft, credit, purchasing or debit card, electronic funds transfer and other cash management arrangements to the Borrower or a Restricted Subsidiary.
“Cash Management Bank” means any Person that (a) at the time it enters into a Cash Management Agreement, is a Lender or an Affiliate of a Lender or (b) becomes a Lender or an Affiliate of a Lender at any time after it has entered into a Cash Management Agreement.
“Cash Management Obligations” means all advances to, and debts, liabilities and obligations of the Borrower or any Restricted Subsidiary arising under any Specified Cash Management Agreement.
“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request or directive (whether or not having the force of law) by any Governmental Authority required to be complied with by any Lender. For purposes of this definition, (x) the Dodd-Frank Act and any rules, regulations, orders, requests, guidelines and directives adopted, promulgated or implemented in connection therewith, and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to have been adopted, issued, promulgated or implemented after the Closing Date, but shall be included as a Change in Law only to the extent a Lender is imposing applicable increased costs or costs in connection with capital adequacy and other requirements similar to those described in Sections 3.04(a) and (b) generally on other similarly situated borrowers of loans under United States credit facilities.
“Change of Control” means:
(a)    an event or series of events by which any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934), directly or indirectly, of 35% or more of the equity securities of the Borrower entitled to vote for members of the board of directors or equivalent governing body of the Borrower on a fully-diluted basis;
(b)    during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body (excluding, in the case of both clause (ii) and clause (iii), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors); or
(c)    a “Change of Control” as defined in the Senior Notes Indenture, as amended, restated, modified, replaced, or refinanced from time to time.
“Closing Date” means the first date all the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 10.01.
“Code” means the Internal Revenue Code of 1986, as amended from time to time (unless as indicated otherwise).
“Commitment” means a Term Loan Commitment, a Revolving Credit Commitment or corresponding commitment under another Facility, as the context may require.
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended and any successor statute.
“Compliance Certificate” means a certificate substantially in the form of Exhibit D.

“Consolidated EBITDA” means, as of the last day of any period, Consolidated Net Income for such period plus, without duplication, (i) consolidated interest expense, determined in accordance with GAAP, (ii) to the extent deducted in computing such Consolidated Net Income, the sum of all income, franchise or similar taxes, (iii) depreciation, depletion and amortization of property, plant, equipment and intangibles, (iv) any debt extinguishment costs, (v) any amount of asset retirement obligations expense and (vi) transaction costs, fees and expenses incurred during such period in connection with any acquisition or disposition not prohibited hereunder or any issuance of debt or equity securities by the Borrower or any of its Restricted Subsidiaries, in each case, for such period.
“Consolidated Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDA for the period of the four prior consecutive fiscal quarters ending as of the date of the financial statements most recently delivered by the Borrower pursuant to Section 6.01(a) or (b), as applicable, to (b) Consolidated Net Cash Interest Charges for such period.
“Consolidated Net Cash Interest Charges” means, for any period, for the Borrower and its Restricted Subsidiaries on a consolidated basis, the sum of all interest expense and letter of credit fees and commissions of the Borrower and its Restricted Subsidiaries in connection with borrowed money or other extensions of credit minus the sum of all interest income of the Borrower and its Restricted Subsidiaries, in each case, to the extent treated as interest in accordance with GAAP and payable in cash, provided that Consolidated Net Cash Interest Charges shall exclude prepayment premiums and penalties in connection with the redemption of the Senior Notes.
“Consolidated Net Funded Indebtedness” means, as of any date of determination, for the Borrower and its Restricted Subsidiaries on a consolidated basis, (a) the sum of (i) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (ii) all obligations in respect of the deferred purchase price of property or services (other than (A) trade accounts payable and accrued expenses incurred in the ordinary course of business, (B) obligations under federal coal leases and (C) obligations under coal leases which may be terminated at the discretion of the lessee and (D) obligations for take-or-pay arrangements), (iii) without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (i) and (ii) above of Persons other than the Borrower or any Subsidiary (other than Guarantees of less than $50,000,000 individually and $150,000,000 in the aggregate), and (iv) amounts due under Permitted Securitization Programs (whether or not on the balance sheet of the Borrower or its Restricted Subsidiaries), excluding the Existing Securitization, provided that Consolidated Net Funded Indebtedness shall exclude (1) the $750,000,000 in aggregate principal amount of the convertible junior subordinated debentures of the Borrower due December 2066, (2) with respect to any junior subordinated equity-linked security, the percentage of equity credit received from each of Moody’s and S&P (or if Moody’s and S&P provide different levels of equity credit, the lesser percentage of equity credit received) for such additional equity-linked security issuances, (3) Non-Recourse Debt and (4) the amount of obligations under any Guarantee issued by the Borrower or any of its Restricted Subsidiaries existing on the Closing Date minus (b) the aggregate amount of unrestricted cash and cash equivalents included in the consolidated balance sheet of the Borrower and the Restricted Subsidiaries as of such date.
“Consolidated Net Income” means, for any period, for the Borrower and its Restricted Subsidiaries on a consolidated basis, the net income attributable to common stockholders of the Borrower and its Restricted Subsidiaries for that period, determined in accordance with GAAP, excluding, without duplication, (a) noncash compensation expenses related to common stock and other equity securities issued to employees, (b) extraordinary or non-recurring gains and losses, (c) income or losses from discontinued operations or disposal of discontinued operations or costs and expenses associated with the closure of any mines (including any reclamation or disposal obligations), (d) any non-cash impairment charges resulting from the application of ASC 320 Investments-Debt and Equity Securities, ASC 323 Investments-Equity Method and Joint Ventures, ASC 350 Intangibles-Goodwill and Other and ASC 360 Property, Plant and Equipment and any future or similar ASC standards relating to impairment, (e) net unrealized gains or losses resulting in such period from non-cash foreign currency remeasurement gains or losses, (f) net unrealized gains or losses resulting in such period from the application ASC 815 Derivatives and Hedging, in each case, for such period, (g) non-cash charges including non-cash charges due to cumulative effects of changes in accounting principles, and (h) any net income (or loss) of the Borrower or a Restricted Subsidiary for such period that is accounted for by the equity method of accounting to the extent included therein; plus, without duplication, any cash dividends and/or distributions actually received by the Borrower or a Restricted Subsidiary from any Unrestricted Subsidiary and/or Joint Venture during such period to the extent not already included therein.
“Consolidated Net Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Net Funded Indebtedness as of the date of the financial statements most recently delivered by the Borrower pursuant to Section 6.01(a) or (b), as applicable, to (b) Consolidated EBITDA for the period of the four consecutive fiscal quarters ending as of the date of such financial statements.
“Consolidated Net Secured Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Net Senior Secured Debt as of the date of the financial statements most recently delivered by the Borrower pursuant to Section 6.01(a) or (b), as applicable, to (b) Consolidated EBITDA for the period of the four consecutive fiscal quarters ending as of the date of such financial statements.
“Consolidated Net Senior Secured Debt” means, as of any date of determination, the aggregate principal amount of Consolidated Net Funded Indebtedness that is not Subordinated Indebtedness on such date and that is secured by a Lien.
“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.
“Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension.
“Current Liabilities” means, with respect to the Borrower and its Restricted Subsidiaries on a consolidated basis at any date of determination, all liabilities that would, in accordance with GAAP, be classified on a consolidated balance sheet of the Borrower and its Restricted Subsidiaries as current liabilities at such date of determination, other than (a) the current portion of any long-term Indebtedness and (b) accruals of interest expense (excluding interest expense that is due and unpaid).
“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.
“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.
“Default Rate” means (a) when used with respect to Obligations other than Letter of Credit Fees, an interest rate equal to (i) the Base Rate plus (ii) the Applicable Rate, if any, applicable to Base Rate Loans plus (iii) 2% per annum; provided, however, that with respect to a Eurocurrency Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate and any Mandatory Cost) otherwise applicable to such Loan plus 2% per annum, and (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Rate plus 2% per annum.
“Defaulting Lender” means any Lender that (a) has failed to fund (i) any portion of the Loans, unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s reasonable determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied or (ii), participations in L/C Obligations or participations in Swing Line Loans required to be funded by it hereunder, in both instances within three Business Days of the date required to be funded by it hereunder, (b) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, or (c) has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. A Lender that has become a

Defaulting Lender because of an event referenced in this definition may cure such status and shall no longer constitute a Defaulting Lender as provided in the last paragraph of Section 2.18.
“Designated Letters of Credit” means letters of credit issued with respect to Mine reclamation, workers’ compensation and other employee benefit liabilities.
“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.
“Dodd-Frank Act” means the Dodd-Frank Wall Street Reform and Consumer Protection Act (Pub.L. 111-203, H.R. 4173) signed into law on July 21, 2010, as amended from time to time.
“Dollar” and “$” mean lawful money of the United States.
“Dollar Equivalent” means, at any date, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in any Alternative Currency, the equivalent amount thereof in Dollars as determined by the Administrative Agent or the L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with such Alternative Currency.
“Domestic Subsidiary” means any Subsidiary that is organized under the laws of any political subdivision of the United States; provided, that in no event shall a Domestic Subsidiary that is a Subsidiary of a Foreign Subsidiary be considered a “Domestic Subsidiary” for purposes of the Loan Documents.
“Eligible Assignee” means:
(a) with respect to the Term Loan Facility, (i) a Lender, (ii) an Affiliate of a Lender, (iii) an Approved Fund and (iv) any other Person (other than a natural person) approved by (A) the Administrative Agent and (B) unless an Event of Default under Sections 8.01(a), (f) and (g) has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed); and
(b) with respect to the Revolving Credit Facility, (i) a Revolving Credit Lender, (ii) an Affiliate of a Revolving Credit Lender and (iii) any other Person (other than a natural person) approved by (A) the Administrative Agent, L/C Issuer and the Swingline Lender and (B) unless an Event of Default under Sections 8.01(a), (f) and (g) has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed);
provided, however, in each case, unless an Event of Default has occurred and is continuing, that an Eligible Assignee shall include only a Lender, an Affiliate of a Lender or another Person, which, through its Lending Offices, is capable of lending to the Borrower, without the imposition of any additional Indemnified Taxes and assignment to such Person would not, at the time of such assignment, result in the Borrower becoming liable to pay any additional amount to such Person or any Governmental Authority pursuant to Section 3.01 or Section 3.04; provided further that a Defaulting Lender shall not be an Eligible Assignee.
“EMU” means the economic and monetary union in accordance with the Treaty of Rome 1957, as amended by the Single European Act 1986, the Maastricht Treaty of 1992 and the Amsterdam Treaty of 1998.
“EMU Legislation” means the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency.
“Environmental Laws” means any and all applicable current and future federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions or common law causes of action relating to (a) protection of the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including ambient air, surface, water, ground water, or land, (b) human health as affected by Hazardous Substances, and (c) mining operations and activities to the extent relating to environmental protection or reclamation, including the Surface Mining Control and Reclamation Act, provided that “Environmental Laws” do not include any laws relating to worker or retiree benefits, including benefits arising out of occupational diseases.
“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.
“Environmental Permits” means any and all permits, licenses, registrations, notifications, exemptions and any other authorization required under any applicable Environmental Law.
“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination (but excluding any debt security that is convertible into, or exchangeable for, Equity Interests).
“ERISA” means the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time, the regulations promulgated thereunder and any successor statute.
“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or (c) of the Code (and

Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the failure to meet the minimum funding standards of Sections 412 or 430 of the Code or Sections 302 or 303 of ERISA with respect to any Pension Plan (whether or not waived in accordance with Section 412(c) of the Code or Section 302(c) of ERISA) or the failure to make by its due date a required installment under Section 430(j) of the Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (c) a determination that any Pension Plan is, or is expected to be, in “at risk” status (as defined in Section 430 of the Code or Section 303 of ERISA); (d) a determination that any Multiemployer Plan is, or is expected to be, in “critical” or “endangered” status under Section 432 of the Code or Section 305 of ERISA; (e) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (f) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (g) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (h) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (i) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate; (j) receipt from the IRS of notice of the failure of any Pension Plan (or any other Plan intended to be qualified under Section 401(a) of the Code) to qualify under Section 401(a) of the Code, or the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under Section 501(a) of the Code; (k) the imposition of a Lien pursuant to Section 430(k) of the Code or Section 303(k) of ERISA or a violation of Section 436 of the Code with respect to any Pension Plan; or (l) the occurrence of any Foreign Plan Event.
“Euro” and “EUR” mean the lawful currency of the Participating Member States introduced in accordance with the EMU Legislation.
“Eurocurrency Rate” means, for any Interest Period (a) with respect to a Eurocurrency Rate Loan, the rate per annum equal to (i) the British Bankers Association LIBOR Rate or the successor thereto if the British Bankers Association is no longer making a LIBOR rate available (“LIBOR”), as published by Reuters (or other commercially available source providing quotations of LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period or (ii) if LIBOR is not available for such Interest Period, the Interpolated Screen Rate for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period and (b) with respect to a determination of “Base Rate” (pursuant to clause (b) of its definition), LIBOR for a one month Interest Period as published by Reuters (or other commercially available source providing quotations of LIBOR as designated by the Administrative Agent from time to time) at at approximately 11:00 a.m., London time on each Business Day on which the Base Rate is being determined. In no event, with respect to the Term Loans issued on the Closing Date, notwithstanding the rate determined pursuant to the foregoing, shall the Eurocurrency Rate be less than 1.00%.
“Eurocurrency Rate Loan” means a Term Loan or a Revolving Credit Loan that bears interest at a rate based on the Eurocurrency Rate. Eurocurrency Rate Loans may be denominated in Dollars or, solely with regards to Revolving Credit Loans (but excluding Swing Line Loans) in an Alternative Currency other than A$. All Revolving Credit Loans denominated in an Alternative Currency other than A$ must be Eurocurrency Rate Loans.
“Event of Default” has the meaning specified in Section 8.01.
“Excess” has the meaning specified in Section 2.15(e).
“Excess for Incremental Term Commitment” has the meaning specified in Section 2.14(e).
“Excess Proceeds” has the meaning specified in Section 2.05(e).
“Excluded Swap Obligation” means, with respect to any Guarantor, (a) as it relates to all or a portion of the Guarantee of such Guarantor of Swap Obligations, any Swap Obligation if, and to the extent that, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) or (b) as it relates to all or a portion of the grant by such Guarantor of a security interest to secure any Swap Obligation (or secure any Guarantee in respect thereof), any Swap Obligation if, and to the extent that, the grant by such Guarantor of a security interest to secure such Swap Obligation (or secure any Guarantee in respect thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof). If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.
“Excluded Taxes” means, with respect to the Administrative Agent, any Lender, the L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) branch profits taxes or taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), in each case imposed (i) as a result of the Administrative Agent, such Lender or such L/C Issuer (or such other recipient) being organized under the laws of, or having its principal office in or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) other than in the case of an assignee pursuant to a request by the Borrower under Section 10.13, any United States tax that is imposed on amounts payable to a Lender under the law applicable at the time such Lender acquires an interest in a Loan or Commitment (or designates a new Lending Office), except to the extent that such Lender (or its assignor, if any) was entitled, at the time of the designation of a new Lending Office (or assignment) to receive additional amounts from the applicable Loan Party with respect to such withholding tax pursuant to Section 3.01(a), (c) Taxes attributable to such Lender’s failure or inability to comply with Section 3.01(e) and (d) any U.S. federal withholding taxes imposed under FATCA.
“Existing Credit Agreement” has the meaning specified in the recitals to this Agreement.
“Existing Credit Agreement Administrative Agent” means Bank of America, N.A., in its capacity as administrative agent under the Existing Credit Agreement.
“Existing Credit Agreement Guarantee” means the US Subsidiary Guarantee made by the Borrower and certain of its Subsidiaries in favor of Bank of America, N.A., as the Existing Credit Agreement Administrative Agent pursuant to the terms of the Existing Credit Agreement.
“Existing Credit Agreement Guarantor” means a Person that is a “Guarantor” as defined under the Existing Credit Agreement (including in its capacity as a guarantor under the Existing Credit Agreement Guarantee).
“Existing Credit Agreement Lenders” means the Lenders to this Agreement on the Closing Date who are “Lenders” under the Existing Credit Agreement on the Closing Date.
“Existing Credit Agreement Required Lenders” means the “Required Lenders” as defined in the Existing Credit Agreement.
“Existing Letters of Credit” means the letters of credit set forth on Schedule 1.01(c).
“Existing Securitization” means the accounts receivable securitization financing of P&L Receivables Company LLC, existing as of the Closing Date and any replacements, refinancings, amendments, restatements, renewals or extensions thereof, subject to the restrictions set forth in the proviso to the definition of Permitted Securitization Programs.
“Facility” means the Revolving Credit Facility, the Term Loan Facility, any Incremental Facility and/or any Refinancing Facility, as the context may require.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code and any laws implementing an intergovernmental approach thereto.
“FCPA” has the meaning specified in Section 5.17.
“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business

Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to the Administrative Agent on such day on such transactions as determined by the Administrative Agent.
“Fee Letters” means, collectively, (a) the administrative agent letter agreement, dated September 6, 2013, among the Borrower, Citibank, N.A. and Citigroup Global Markets, Inc. and (b) the arranger letter agreement, dated September 6, 2013, among the Borrower, Citibank, N.A., Citigroup Global Markets Inc., Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, BNP Paribas, BNP Paribas Securities Corp., Crédit Agricole Corporate and Investment Bank, HSBC Bank USA, N.A., HSBC Securities (USA) Inc., Morgan Stanley Senior Funding, Inc., PNC Bank, N.A., PNC Capital Markets LLC, The Royal Bank of Scotland plc and RBS Securities Inc.
“Financing Lease” means any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee; provided that, any operating lease that is required to be treated as a capital lease in accordance with GAAP as a result of any Accounting Change shall not be deemed a Financing Lease for purposes of this Agreement.
“Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.
“Foreign Plan” means any employee benefit plan, program, policy, arrangement or agreement maintained or contributed to by any Loan Party or any of their respective Subsidiaries with respect to employees employed outside the United States and paid through a non-United States payroll.
“Foreign Plan Event” means, with respect to any Foreign Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority, (b) the failure to make the required contributions or payments, under any applicable law, within the time permitted by Law for such contributions or payments, (c) the receipt of a notice from a Governmental Authority relating to the intention to terminate any such Foreign Plan or to appoint a trustee or similar official to administer any such Foreign Plan, or alleging the insolvency of any such Foreign Plan, (d) the incurrence of any liability by any Loan Party under applicable law on account of the complete or partial termination of such Foreign Plan or the complete or partial withdrawal of any participating employer therein, in each case, which could reasonably be expected to have a Material Adverse Effect, or (e) the occurrence of any transaction with respect to a Foreign Plan that is prohibited under any applicable law and that could reasonably be expected to result in the incurrence of any liability by any Loan Party, or the imposition on any Loan Party of any fine, excise tax or penalty with respect to a Foreign Plan resulting from any noncompliance with any applicable law, in each case which could reasonably be expected to have a Material Adverse Effect.

“Foreign Subsidiary” means a Subsidiary that is organized under the laws of a jurisdiction other than the United States or any State thereof or the District of Columbia and any Subsidiary thereof.
“FRB” means the Board of Governors of the Federal Reserve System of the United States.
“Fronting Fee” has the meaning specified in Section 2.03(j).
“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.
“GAAP” means generally accepted accounting principles, which are applicable to the circumstances as of the date of determination. The sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements of nongovernmental entities that are presented in conformity with GAAP in the United States, are set forth in the Financial Accounting Standards Board’s Accounting Standards Codification.
“Governmental Authority” means the government of the United States or any other nation, or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).
“Guarantee” means, as to any Person (the “guaranteeing person”), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to the extent the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation in order to induce the creation of such obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, reimbursement obligations under letters of credit and any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee obligation shall not include (i) indemnification or reimbursement obligations under or in respect of Surety Bonds or Designated Letters of Credit, (ii) ordinary course performance guarantees by any Loan Party of the obligations (other than for the payment of borrowed money) of any other Loan Party and (iii) endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith. The term “Guarantee” as a verb has a corresponding meaning.
“Guarantors” means any Restricted Subsidiary that is a Domestic Subsidiary (other than Peabody IC Funding, Corp. which shall cease to be a Guarantor after its release in accordance with Section 10.21); provided, that such term shall not include (a) any Subsidiary not wholly-owned, directly or indirectly, by the Borrower to the extent (but only so long as) it is prohibited by the terms of any Contractual Obligation (including pursuant to any Organization Documents of such Subsidiary) from guaranteeing the Secured Obligations or any other obligations or liabilities guaranteed pursuant to the terms of the Guaranty (it being understood that, for purposes of this definition, the terms of any Contractual Obligation shall be deemed to prohibit such Guarantee if it would constitute a breach or default under or result in the termination of or require the consent of any Person (other than the Borrower or any of its Subsidiaries, or the Administrative Agent or the Lenders in their respective capacities as such) under the security, agreement, instrument or other undertaking giving rise to such Contractual Obligation) or (b) any Domestic Subsidiary substantially all of whose assets consist of equity interests in a Foreign Subsidiary if making such Domestic Subsidiary a Guarantor would result in adverse Tax consequences to the Borrower or its Restricted Subsidiaries; provided further, that such Contractual Obligation is not and was not created in contemplation of this definition. The Guarantors as of the Closing Date are the Subsidiaries of the Borrower listed on Schedule 1.01(b).
“Guaranty” means that certain Guarantee of the Secured Obligations made by the Guarantors in favor of the Administrative Agent, the Lenders, Cash Management Banks and counterparties under certain Swap Contracts, substantially in the form of Exhibit F.
“Hazardous Materials” means (i) any explosive or radioactive substances or wastes and (ii) any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under, or that could reasonably be expected to give rise to liability under, any applicable Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls, urea-formaldehyde insulation, gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any coal ash, coal combustion by-products or waste, boiler slag, scrubber residue or flue desulphurization residue.
“Honor Date” shall have the meaning specified in Section 2.03(c)(i).
“Increase Request” has the meaning specified in Section 2.14(a).
“Incremental Commitment” has the meaning specified in Section 2.14(a).
“Incremental Commitment Effective Date” has the meaning specified in Section 2.14(c).

“Incremental Debt” means, at any time, all Incremental Notes, Incremental Facilities and Incremental Commitments outstanding.
“Incremental Debt Cap” means, as determined with respect to any Incremental Debt to be incurred, an amount equal to the greater of (a) $1,000,000,000 and (b) Consolidated EBITDA of the Borrower and its Restricted Subsidiaries, as of the last day of the most recently ended period of four consecutive fiscal quarters prior to such incurrence for which financial statements were most recently delivered by the Borrower pursuant to Section 6.01(a) or (b), as applicable.
“Incremental Facility” has the meaning specified in Section 2.15(a).
“Incremental Facility Effective Date” has the meaning specified in Section 2.15(c).
“Incremental Facility Request” has the meaning specified in Section 2.15(a).
“Incremental Lender” means any Incremental Term Lender or any Incremental Revolving Lender.
“Incremental Loan” means, with respect to any Incremental Facility, an advance made by any Incremental Lender under such Incremental Facility.
“Incremental Notes” has the meaning specified in Section 7.03(m).
“Incremental Revolving Lender” means any Person who provides an Incremental Revolving Facility or an Incremental Commitment in respect of a revolving facility hereunder.
“Incremental Revolving Facility” has the meaning specified in Section 2.15(a).
“Incremental Term Facility” has the meaning specified in Section 2.15(a).
“Incremental Term Lender” means any Person who provides an Incremental Term Facility or an Incremental Commitment in respect of a term loan hereunder.
“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:
(a)    all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;
(b)    all obligations of such Person arising under bankers’ acceptances issued for the account of such Person;
(c)    net obligations of such Person under any Swap Contract;
(d)    all obligations of such Person to pay the deferred purchase price of property or services (other than (i) trade accounts payable and accrued expenses incurred in the ordinary course of business, (ii) obligations under federal coal leases and (iii)

obligations under coal leases which may be terminated at the discretion of the lessee and (iv) obligations for take-or-pay arrangements);
(e)    indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;
(f)    Capital Lease Obligations (other than obligations in connection with the IRBs); and
(g)    all Guarantees of such Person in respect of any of the foregoing Indebtedness of any other Person (but excluding any performance and completion Guarantees of such Person).
The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of any Capital Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date. The amount of any indebtedness of a Joint Venture secured by a Lien on property owned or being purchased by the Borrower or its Restricted Subsidiaries as of any date shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the indebtedness that is secured by such Lien and (b) the maximum amount for which the Borrower or its Restricted Subsidiaries may be liable (which may be determined with reference to the fair market value of the property securing such indebtedness as reasonably determined by the Borrower in good faith) pursuant to the terms of such indebtedness. Except as set forth in the sentence immediately above, the amount of indebtedness of any Joint Venture, which is attributable to the Borrower or any Restricted Subsidiary, shall be deemed to equal the amount of indebtedness that would be attributable to the Borrower or any Restricted Subsidiary in accordance with GAAP.
“Indemnified Taxes” means Taxes other than Excluded Taxes.
“Indemnitees” has the meaning specified in Section 10.04(b).
“Information” has the meaning specified in Section 10.07.
“Intercompany Note” means each of the (a) PIC Funding Intercompany Note and (b) PEA Intercompany Note.
“Interest Payment Date” means, (a) as to any Loan other than a Base Rate Loan, a BBSY Loan or a Swingline Daily Floating Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date; provided, however, that if any Interest Period for a Eurocurrency Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; (b) as to any Base Rate Loan and any Swingline Daily Floating Rate Loan, the last Business Day of each March, June, September and December and the Maturity Date; and (c) as to any BBSY Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date.

“Interest Period” means, as to each Eurocurrency Rate Loan and each BBSY Loan, the period commencing on the date such Eurocurrency Rate Loan or BBSY Loan is disbursed or converted to or continued as a Eurocurrency Rate Loan or BBSY Loan and ending on the date one, two, three or six months thereafter, or, if available to all Lenders making such Eurocurrency Rate Loan or BBSY Loan, one or two weeks or twelve months thereafter, as selected by the Borrower in its Borrowing Notice, or, as otherwise contemplated by the first proviso of Section 2.02(a); provided that:
(i)    any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;
(ii)    any Interest Period, with a period longer than one month and that is not a period otherwise agreed by the Lenders pursuant to the first proviso of Section 2.02(a), that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and
(iii)    with respect to each Facility, no Interest Period shall extend beyond its applicable Maturity Date.
“Interpolated Screen Rate” means, in relation to the Eurocurrency Rate, the rate which results from interpolating on a linear basis between (a) the applicable LIBOR for the longest period (for which that LIBOR is available) which has a shorter period than the relevant Interest Period and (b) the applicable LIBOR for the shortest period (for which LIBOR is available) which has a longer period than the relevant Interest Period, each at approximately 11:00 a.m., London Time, two Business Days prior to the commencement of such Interest Period.
“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Capital Stock or other securities of another Person, (b) a loan, advance (excluding intercompany liabilities incurred in the ordinary course of business in connection with the cash management operations of the Borrower and its Subsidiaries) or capital contribution to, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be (i) the amount actually invested, as determined immediately prior to the time of each such Investment, without adjustment for subsequent increases or decreases in the value of such Investment minus (ii) the amount of dividends or distributions received in connection with such Investment and any return of capital and any payment of principal received in respect of such Investment that in each case is received in cash, cash equivalents or short-term marketable debt securities.
“IP Rights” has the meaning specified in Section 5.18.

“IRBs” means the City of St. Louis, Missouri Taxable Industrial Development Revenue Bonds (Peabody Energy Corporation Project), Series 2010, in an aggregate principal amount not to exceed $60,000,000, as evidenced by that certain Trust Indenture, dated as of March 1, 2011, between the City of St. Louis, Missouri and U.S. Bank, National Association, St. Louis, Missouri.
“IRS” means the United States Internal Revenue Service.
“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (as the same may be amended from time to time).
“Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the L/C Issuer and the Borrower (or any Subsidiary) or in favor the L/C Issuer and relating to any such Letter of Credit.
“Joint Venture” means any Person (a) other than a Subsidiary in which the Borrower or its Subsidiaries hold an ownership interest or (b) which is an unincorporated joint venture of the Borrower or any Subsidiary.
“Junior Lien Intercreditor Agreement” means an intercreditor agreement among the Borrower, the Administrative Agent and the administrative agent or trustee, as applicable, under any junior lien loan agreement, indenture or similar financing agreement in respect of Incremental Notes, Refinancing Notes or other permitted junior Indebtedness substantially in the form of Exhibit I-1, subject to changes to reflect then current market practice or which are not adverse to the Lenders.
“Judgment Currency” has the meaning specified in Section 10.18.
“Laws” means, as to any Person, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, regulations, ordinances, codes, and determinations of arbitrators or courts or other Governmental Authorities, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.
“L/C Advance” means, with respect to each Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Percentage. All L/C Advances shall be denominated in Dollars.
“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed in accordance with Section 2.02(c) or refinanced as a Borrowing. All L/C Borrowings shall be denominated in Dollars.
“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.
“L/C Issuer” means Citibank, N.A., Bank of America, N.A., PNC Bank, N.A. and U.S. Bank, N.A., each in its capacity as issuer of Letters of Credit hereunder, and such other Lender or Lenders that agree to act as L/C Issuer at the request of the Borrower, and any successor issuer of Letters of Credit hereunder or any of their respective Affiliates, in each case in its capacity as issuer of any Letter of Credit.
“L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.08. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.
“Lender” has the meaning specified in the introductory paragraph hereto and includes (a) any Incremental Lender, (b) Refinancing Facility Lender and (c) as the context requires, the Swing Line Lender.
“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.
“Letter of Credit” means any letter of credit or Bank Guarantee issued hereunder and shall include the Existing Letters of Credit. Letters of Credit may be issued in Dollars or in an Alternative Currency.
“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by any L/C Issuer.
“Letter of Credit Expiration Date” means the day that is five days prior to the Maturity Date then in effect (or, if such day is not a Business Day, the preceding Business Day).
“Letter of Credit Fee” has the meaning specified in Section 2.03(i).
“LIBOR” has the meaning specified in the definition of Eurocurrency Rate.
“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any Financing Lease having substantially the same economic effect as any of the foregoing).
“Loan” means an extension of credit by a Lender to the Borrower under Article II in the form of a Term Loan, Revolving Credit Loan, Swing Line Loan, Incremental Loan or Refinancing Loan.
“Loan Documents” means this Agreement, each Note, each Issuer Document, the Fee Letters, the Guaranty and each Security Document.

“Loan Parties” means, collectively, the Borrower and each Guarantor.
“Mandatory Cost” means, with respect to any period, the percentage rate per annum determined in accordance with Schedule 1.01(a).
“Material Adverse Effect” means a material adverse effect upon (a) the business, assets, operations, property or condition (financial or otherwise) of the Borrower and its Restricted Subsidiaries taken as a whole or (b) the validity or enforceability of this or any of the other Loan Documents or the rights or remedies of the Agents or the Lenders hereunder or thereunder.
“Maturity Date” means the Revolving Credit Facility Maturity Date and/or the Term Loan Facility Maturity Date as the context requires.
“Maximum Number of Revolving Facilities” has the meaning specified in Section 2.16(a).
“Mine” means any excavation or opening into the earth now and hereafter made from which coal or other minerals are or can be extracted on or from any of the real properties in which any Loan Party holds an ownership, leasehold or other interest.
“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.
“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.
“Net Proceeds” means, with respect to any non-ordinary course Disposition with gross proceeds in excess of $100,000,000, the excess, if any, of (a) the sum of cash and cash equivalents actually received by the Borrower or any Restricted Subsidiary in connection with such Disposition (including any cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) minus (b) the sum of (i) the principal amount, premium or penalty, if any, interest and other amounts of any Indebtedness that is secured by such asset and that is required to be repaid in connection with such Disposition (other than Indebtedness under the Loan Documents), (ii) the reasonable and documented out-of-pocket fees and expenses incurred by the Borrower or any of its Subsidiaries in connection with such Disposition, (iii) all taxes required to be paid or accrued or reasonably estimated to be required to be paid or accrued as a result of any gain recognized in connection therewith, (iv) in the case of any Disposition by a non-wholly-owned Restricted Subsidiary, the pro rata portion of the Net Proceeds thereof (calculated without regard to this clause (iv)) attributable to minority interests and not available for distribution to or for the account of the Borrower or a wholly-owned Restricted Subsidiary as a result thereof and (v) the amount of any reasonable reserve established in accordance with GAAP against any adjustment to the sale price or any liabilities (x) related to any of the applicable assets and (y) retained by the Borrower or any of the Restricted Subsidiaries including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations (however, the amount of any subsequent reduction of such reserve

(other than in connection with a payment in respect of any such liability) shall be deemed to be Net Proceeds of such Disposition occurring on the date of such reduction).
“Non-Recourse Debt” means Indebtedness (a) as to which neither the Borrower nor any of its Restricted Subsidiaries (i) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness) other than a pledge of the equity interests of any Unrestricted Subsidiary, (ii) is directly or indirectly liable (as a guarantor or otherwise) other than by virtue of a pledge of the equity interests of any Unrestricted Subsidiary, or (iii) constitutes the lender; (b) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against any Unrestricted Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Indebtedness (other than the Obligations) of the Borrower or any of its Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity; and (c) as to which the lenders thereunder will not have any recourse to the Capital Stock or assets of the Borrower or any of its Restricted Subsidiaries (other than the equity interests of any Unrestricted Subsidiary).
“Note” means a Term Note or a Revolving Credit Note, as the context may require.
“Obligations” means all advances to, and debts, liabilities and obligations (other than, for avoidance of doubt, Cash Management Obligations or Swap Obligations) of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.
“OFAC” has the meaning specified in Section 5.17.
“Open Market Purchase” has the meaning specified in Section 2.20(a).
“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-US jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.
“Other Connection Taxes” means with respect to the Administrative Agent, any Lender, the L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, Taxes imposed as a result of a present or former connection between such party and the jurisdiction imposing such Tax (other than connections arising solely from the Administrative Agent, such Lender or such L/C Issuer (or such other recipient) having executed, delivered or performed its obligations or received a payment under, or enforced, received or perfected a security interest under, or engaged in any other transaction pursuant to this Agreement, any Note or any other Loan Document, or sold or assigned an interest in any Loan or Loan Document).
“Other Taxes” means all present or future stamp, court, intangible, recording, filing, or documentary taxes or any other similar excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment pursuant to Section 10.13).
“Outstanding Amount” means (a) with respect to Term Loans, Revolving Credit Loans, Incremental Loans and Refinancing Loans, as the context may require, on any date, the Dollar Equivalent amount of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Term Loans, Revolving Credit Loans, Incremental Loans or Refinancing Loans, as applicable, occurring on such date; (b) with respect to Swing Line Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Swing Line Loans occurring on such date; and (c) with respect to any L/C Obligations on any date, the Dollar Equivalent amount of the aggregate outstanding amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Borrower of Unreimbursed Amounts.
“Overnight Rate” means, for any day, the greater of (a) the Federal Funds Rate in the case of any amount denominated in Dollars and (b) an overnight rate determined by the Administrative Agent, the L/C Issuer, or the Swing Line Lender, as the case may be, in accordance with banking industry rules on interbank compensation.
“Pari-Passu Intercreditor Agreement” means an intercreditor agreement among the Borrower, the Administrative Agent and the administrative agent or trustee, as applicable, under any pari passu lien loan agreement, indenture or similar financing agreement in respect of Incremental Notes, Refinancing Notes or other permitted pari passu Indebtedness substantially in the form of Exhibit I-2, subject to changes to reflect then current market practice or which are not adverse to the Lenders.
“Participant” has the meaning specified in Section 10.06(d).
“Participant Register” has the meaning specified in Section 10.06(d).
“Participating Member State” means each state so described in any EMU Legislation.
“PATRIOT Act” has the meaning specified in Section 5.17.
“Payment in Full” means, the time at which no Lender or L/C Issuer shall have (a) any Commitments, any Loan or other Obligations unpaid, unsatisfied or outstanding (other than in respect of contingent obligations, indemnities and expenses related thereto that are not then payable or in existence) and (b) Letters of Credit outstanding that (i) have not been Cash Collateralized in a manner reasonably satisfactory or (ii) have not had other arrangements made with respect to them that are reasonably satisfactory, in each case, to the applicable L/C Issuer.
“PBGC” means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA, or any successor thereto.
“PEA Intercompany Note” means the intercompany note made by Peabody Holdings (Gibraltar) Limited to Peabody Energy Australia Pty Ltd.
“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Borrower or any ERISA Affiliate or to which the Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years.
“Permitted Acquisition” means any acquisition, merger or similar transaction permitted as an Investment under Section 7.02.
“Permitted Amendments” means, with respect to any Facility, an extension of the maturity date of any Loan and/or any Commitments in respect of such Facility by the Accepting Lenders and, in connection therewith, (a) any change in the Applicable Rate with respect to the applicable Loans and/or Commitments of the Accepting Lenders and/or the payment of additional fees (including rate floor, OID, upfront fees or other fees) to the Accepting Lenders (such change and/or payments to be in the form of cash, Equity Interests or other property as agreed by the Borrower and the Accepting Lenders to the extent not prohibited by this Agreement, excluding Section 2.13), (b) the repayment in full on the maturity date of such Facility of the non-extended Loans thereunder and other amounts owing to each of the Lenders who are not Accepting Lenders, (c) to the extent that such Facility is a term Facility, any change in the amortization schedule and any prepayment premiums with respect to the applicable Loans of the Accepting Lenders, so long as a weighted average life of the extended Loans is no shorter than that of the term Loans under such Facility prior to such extension and (d) any other change in terms from the Facility so long as (i) they apply after the non-extended maturity date of such Facility or (ii) the non-Accepting Lenders receive the benefit of any such terms that are more restrictive to the Borrower and its Restricted Subsidiaries (it being understood that the benefit of such more restrictive terms may be provided to the non-Accepting Lenders without their consent) as certified by a Responsible Officer of the Borrower in good faith.
“Permitted Real Estate Encumbrances” means the following encumbrances which do not, in any case, individually or in the aggregate, materially detract from the value of any Mine subject thereto or interfere with the ordinary conduct of the business or operations of any Loan Party as presently conducted on, at or with respect to such Mine and as to be conducted following the Closing Date: (a) encumbrances customarily found upon real property used for mining purposes in the applicable jurisdiction in which the applicable real property is located to the extent such encumbrances would be permitted or granted by a prudent operator of mining property similar in use and configuration to such real property (e.g., surface rights agreements, wheelage agreements and reconveyance agreements); (b) rights and easements of (i) owners of undivided interests in any of the real property where the applicable Loan Party or Subsidiary owns less than 100% of the fee interest, (ii) owners of interests in the surface of any real property where the applicable Loan Party or Subsidiary does not own or lease such surface interest, (iii) lessees, if any, of coal or other minerals (including oil, gas and coal bed methane) where the applicable Loan Party or Subsidiary does not own such coal or other minerals, and (iv) lessees of other coal seams and other minerals (including oil, gas and coal bed methane) not owned or leased by such Loan Party or Subsidiary; (c) with respect to any real property in which the Borrower or any Restricted Subsidiary holds a leasehold interest, terms, agreements, provisions, conditions, and limitations (other than royalty and other payment obligations which are otherwise permitted hereunder) contained in the leases granting such leasehold interest and the rights of lessors thereunder (and their heirs, executors, administrators, successors, and assigns); (d) farm, grazing, hunting, recreational and residential leases with respect to which the Borrower or any Restricted Subsidiary is the lessor encumbering portions of the real properties to the extent such leases would be granted or permitted by, and contain terms and provisions that would be acceptable to, a prudent operator of mining properties similar in use and configuration to such real properties; (e) royalty and other payment obligations to sellers or transferors of fee coal or lease properties to the extent such obligations constitute a lien not yet delinquent; (f) rights of others to subjacent or lateral support and absence of subsidence rights or to the maintenance of barrier pillars or restrictions on mining within certain areas as provided by any mining lease, unless in each case waived by such other person; and (g) rights of repurchase or reversion when mining and reclamation are completed.
“Permitted Refinancing Increase” means, with respect to the Refinancing of any Indebtedness, an amount equal to (a) any premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such Refinancing, (b) any unpaid accrued interest on the Indebtedness being Refinanced, (c) any existing commitments unutilized under the Indebtedness being Refinanced and (d) any amount by which the original principal amount of any Indebtedness has been repaid.
“Permitted Refinancing Indebtedness” mean any Indebtedness issued in exchange for, or the net proceeds of which are used to, extend, refinance, renew, replace, defease or refund (collectively, to “Refinance”), the Indebtedness being Refinanced (or previous refinancings thereof constituting Permitted Refinancing Indebtedness); provided that (a) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so Refinanced (plus any Permitted Refinancing Increase in respect of such Refinancing), (b) such Permitted Refinancing Indebtedness shall have the same obligors and same guarantees as, and be secured on a pari passu basis with, the Indebtedness so Refinanced (provided that the Permitted Refinancing Indebtedness may be subject to lesser guarantees or be unsecured or the Liens securing the Permitted Refinancing Indebtedness may rank junior to the Liens securing the Indebtedness so Refinanced), (c) the weighted average life to maturity of such Permitted Refinancing Indebtedness is greater than or equal to that of the Indebtedness being Refinanced, and (d) the terms and conditions of any Permitted Refinancing Indebtedness, taken as a whole, are not materially less favorable to the Loan Parties than the terms and conditions of the Indebtedness that is being Refinanced.“Permitted Securitization Programs” means (a) the Existing Securitization and (b) any receivables securitization program pursuant to which the Borrower or any of its Subsidiaries sells accounts receivable and related receivables, so long as any related Indebtedness incurred to finance the purchase of such accounts receivable is not included on the balance sheet of the Borrower or any Subsidiary in accordance with GAAP and applicable regulations of the SEC; provided, that the aggregate principal amount of all asset-backed securities issued pursuant to such receivables securitization programs covered in (a) and (b) above shall not exceed $500,000,000 at any time outstanding.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
“PIC Funding Intercompany Note” has the meaning specified in Section 7.13.
“Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) established by the Borrower or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, by any ERISA Affiliate.
“Platform” has the meaning specified in Section 6.02.
“Pledge Agreement - PIC” means a pledge agreement in substantially the form of Exhibit G-1 whereby Peabody Investments Corp., as pledgor, grants to the Administrative Agent, on behalf of the Lenders, a security interest in 100% of the shares of Peabody IC Funding Corp.
“Pledge Agreement - Gib” means a pledge agreement in substantially the form of Exhibit G-2 whereby Peabody Holdings (Gibraltar) Limited, as pledgor, grants to the Administrative Agent, on behalf of the Lenders, a security interest in 65% of the shares of Peabody Investments (Gibraltar) Limited.
“Pledge Agreements” means the collective reference to the Pledge Agreement - PIC and the Pledge Agreement - Gib.
“Prairie State Project” means that certain approximately 1,500 megawatt capacity coal-fired electricity generation plant on a reclaimed Mine site in Washington County, Illinois.
“Production Payments” means with respect to any Person, all production payment obligations and other similar obligations with respect to coal and other natural resources of such Person that are recorded as a liability or deferred revenue on the financial statements of such Person in accordance with GAAP.
“Pro Forma Basis” means, for purposes of calculating the financial covenants set forth in Section 7.11, the Consolidated Net Leverage Ratio in Sections 7.01(v), 7.02(l), 7.03(l) and 7.06(e), Consolidated EBITDA in the definition of Incremental Debt Cap, the amount of Tangible Assets in Sections 7.01(v), 7.02(l), 7.02(m) and 7.03(l) or any other test that is based on satisfying a financial ratio or metric (other than in Section 2.05(e)), that with respect to any acquisition or disposition, such acquisition or disposition shall be deemed to have occurred as of the first day of the most recent four fiscal quarter period preceding the date of such acquisition or disposition for which the Borrower has delivered financial statements pursuant to Section 6.01.

In connection with the foregoing, (a) with respect to any acquisition, income statement items attributable to the Person or property or assets acquired shall be included to the extent relating to any period applicable in such calculations to the extent (i) such items are not otherwise included in such income statement items for the Borrower and its Restricted Subsidiaries in accordance with GAAP or in accordance with any defined terms set forth in Section 1.01, (ii) such items are supported by financial statements or other information reasonably satisfactory to the Administrative Agent and (iii) any Indebtedness incurred or assumed by the Borrower or any Subsidiary (including the Person, property or assets acquired) in connection with such acquisition and any Indebtedness of the Person, property or assets acquired which is not retired in connection with such acquisition (A) shall be deemed to have been incurred as of the first day of the most recent four fiscal quarter period preceding the date for such acquisition and (B) if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the most recent four fiscal quarter period preceding the date of such acquisition for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination; and (b) with respect to any disposition, income statement items attributable to the Person or property or assets being disposed of shall be excluded to the extent relating to any period applicable in such calculations in accordance with the foregoing principles applicable to acquisitions, mutatis mutandis.
“Refinance” has the meaning specified in the definition of Permitted Refinancing Indebtedness.
“Refinancing Facility” has the meaning specified in Section 2.16(a).
“Refinancing Facility Effective Date” has the meaning specified in Section 2.16(a).
“Refinancing Facility Lender” means any Refinancing Revolving Lender or Refinancing Term Lender.
“Refinancing Loan” means, with respect to any Refinancing Facility, an advance made by any Refinancing Facility Lender under such Refinancing Facility.
“Refinancing Notes” has the meaning specified in Section 7.03(n).
“Refinancing Revolving Facility” has the meaning specified in Section 2.16(a).
“Refinancing Revolving Lender” means any Person who provides a Refinancing Revolving Facility.
“Refinancing Term Facility” has the meaning specified in Section 2.16(a).
“Refinancing Term Lender” means any Person who provides a Refinancing Term Facility.
“Register” has the meaning specified in Section 10.06(c).

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, attorneys and advisors of such Person and of such Person’s Affiliates.
“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.
“Repricing Transaction” has the meaning specified in Section 2.05(f).
“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Term Loans or Revolving Credit Loans, a Borrowing Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice.
“Required Lenders” means, as of any date of determination, Lenders holding more than 50% of the sum of the (a) Total Outstandings (with the aggregate amount of each Revolving Credit Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Revolving Credit Lender for purposes of this definition) and (b) aggregate unused Revolving Credit Commitments; provided that the unused Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded from both the numerator and the denominator for purposes of making a determination of Required Lenders.
“Required Facility Lenders” means, as of any date of determination, with respect to any Facility, Lenders under such Facility holding more than 50% of the Total Outstandings (and, if such Facility is a revolving Facility, aggregate unused revolving commitments) with respect to such Facility; provided that, if such Facility is a revolving facility and if applicable, (a) the aggregate amount of each revolving lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans under such Facility shall be deemed “held” by such revolving lender for purposes of determining Total Outstandings and (b) the portion of such Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded from both the numerator and the denominator for purposes of making a determination of Required Facility Lenders.
“Required Revolving Lenders” means, as of any date of determination, Revolving Credit Lenders holding more than 50% of the sum of the (a) Total Revolving Credit Outstandings (with the aggregate amount of each Revolving Credit Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Revolving Credit Lender for purposes of this definition) and (b) aggregate unused Revolving Credit Commitments; provided that the unused Revolving Credit Commitment of, and the portion of the Total Revolving Credit Outstandings held or deemed held by, any Defaulting Lender shall be excluded from both the numerator and the denominator for purposes of making a determination of Required Revolving Lenders.
“Required Term Lenders” means, as of any date of determination, Term Loan Lenders holding more than 50% of the sum of the Total Term Loan Outstandings.

“Requirement of Law” means as to any Person, the Organizational Documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.
“Responsible Officer” means the chief executive officer, president or any vice president of the Borrower or any applicable Subsidiary and, in addition, any Person holding a similar position or acting as a director or managing director with respect to any other Foreign Subsidiary of the Borrower or, with respect to financial matters, the chief financial officer, treasurer or assistant treasurer of the Borrower.
“Restricted Investment” means any investment permitted under Section 7.02(n).
“Restricted Payment” means (a) any dividend or other distribution (whether in cash, securities or other property) by the Borrower or any Restricted Subsidiary with respect to its Capital Stock, or any payment (whether in cash, securities or other property) by the Borrower or any Restricted Subsidiary, including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any of its Capital Stock, or on account of any return of capital to its stockholders, partners or members (or the equivalent Person thereof), and (b) any Restricted Investment.
“Restricted Subsidiary” means any Subsidiary that is not an Unrestricted Subsidiary.
“Revaluation Date” means (a) with respect to any Loan, each of the following: (i) each date of a Borrowing of a Eurocurrency Rate Loan denominated in an Alternative Currency other than A$ or a BBSY Loan denominated in A$, (ii) each date of a continuation of a Eurocurrency Rate Loan denominated in an Alternative Currency other than A$ or a BBSY Loan denominated in A$ pursuant to Section 2.02, (iii) each date on which a payment of a Loan denominated in an Alternative Currency is made or required to be made hereunder and (iv) such additional dates as the Administrative Agent shall determine or the Required Revolving Lenders shall require; and (b) with respect to any Letter of Credit, each of the following: (i) each date of issuance of a Letter of Credit denominated in an Alternative Currency, (ii) the first Business Day of each month and (iii) such additional dates as the Administrative Agent or the L/C Issuer shall determine or the Required Revolving Lenders shall require.
“Revolving Credit Borrowing” means a borrowing consisting of simultaneous Revolving Credit Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Revolving Credit Lenders pursuant to Section 2.01(b).
“Revolving Credit Commitment” means, as to each Revolving Credit Lender, its obligation to (a) make Revolving Credit Loans to the Borrower pursuant to Section 2.01(b), (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Revolving Credit Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of the Revolving Credit Commitments as of the Closing Date is $1,650,000,000.
“Revolving Credit Facility” means, at any time, the aggregate amount of the Revolving Credit Lenders’ Revolving Credit Commitments at such time.
“Revolving Credit Facility Maturity Date” means the earlier of (a) the fifth anniversary of the Closing Date and (b) 91 days before the maturity date of the 6.00% Senior Notes due 2018 if they are in existence; provided, however, that, if such date specified in clause (a) or (b) is not a Business Day, the Revolving Credit Facility Maturity Date shall be the immediately preceding Business Day.
“Revolving Credit Lender” means, at any time, any Lender that has a Revolving Credit Commitment at such time.
“Revolving Credit Loan” has the meaning specified in Section 2.01(b).
“Revolving Credit Note” means a promissory note made by the Borrower in favor of a Revolving Credit Lender evidencing Revolving Credit Loans or Swing Line Loans, as the case may be, made by such Revolving Credit Lender, substantially in the form of Exhibit C-2.
“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.
“Same Day Funds” means (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Alternative Currency, same day funds as may be determined by the Administrative Agent or the L/C Issuer, as the case may be, to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency.
“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.
“Securities Laws” means the Securities Act of 1933, the Securities Exchange Act of 1934, the Sarbanes-Oxley Act of 2002 and the applicable accounting and auditing principles, rules, standards and practices promulgated, approved or incorporated by the SEC or the Public Company Accounting Oversight Board, as each of the foregoing may be amended and in effect on any applicable date hereunder.
“Security Documents” means the Pledge Agreements and any other documents that grant a Lien on the assets of the Borrower or any Restricted Subsidiary to secure the obligations and liabilities of any Loan Party under any Loan Document.
“Secured Obligations” means the Cash Management Obligations, Obligations and the Swap Obligations. Notwithstanding anything to the contrary, the “Secured Obligations” shall not constitute any Excluded Swap Obligations.

“Senior Notes” means, all senior notes and other debt securities issued from time to time by the Borrower or any of its Restricted Subsidiaries in the capital markets, including, the Borrower’s (a) 7 3/8% Senior Notes due 2016, (b) 6.00% Senior Notes due 2018, (c) 6.50% Senior Notes due 2020, (d) 6.25% Senior Notes due 2021, (e) 7 7/8% Senior Notes due 2026 and (f) the $750,000,000 in aggregate principal amount of the Borrower’s Convertible Junior Subordinated Debentures due December 2066.
“Senior Notes Indenture” means, the indentures or equivalent agreements under which any Senior Notes of the Borrower are issued from time to time, including, (a) the Indenture, dated as of March 19, 2004, between the Borrower and U.S. Bank National Association, as trustee, pursuant to which the 7 3/8% Senior Notes due 2016, the 6.50% Senior Notes due 2020 and the 7 7/8% Senior Notes due 2026 were issued, (b) the Indenture, dated as of November 15, 2011, among the Borrower, the guarantors named therein and U.S. Bank National Association, as trustee, pursuant to which the 6.00% Senior Notes due 2018 and the 6.25% Senior Notes due 2021 were issued and (c) the Indenture, dated as of December 20, 2006, between the Borrower, U.S. Bank National Association, as trustee, pursuant to which the 4.75% Convertible Junior Subordinated Debentures were issued.
“Similar Business” means coal production, coal mining, coal gasification, coal liquifaction, coal-to-chemical conversions, other BTU conversions, coal brokering, coal transportation, Mine development, electricity generation, power/energy sales and other energy related businesses, coal supply contract restructurings, ash disposal, environmental remediation, coal and coal bed methane exploration, production, marketing, transportation and distribution, real estate development and other related businesses, and activities of the Borrower and its Subsidiaries as of the date hereof and any business or activity that is reasonably similar thereto or a reasonable extension, development or expansion thereof or ancillary thereto.
“Special Notice Currency” means at any time an Alternative Currency, other than the currency of a country that is a member of the Organization for Economic Cooperation and Development at such time located in North America or Europe.
“Specified Cash Management Agreement” means any Cash Management Agreement that is entered into by and between the Borrower or any Restricted Subsidiary and any Cash Management Bank.
“Specified Representations” means, with respect to any Permitted Acquisition, the representations and warranties contained in Sections 5.01(a)(i), 5.01(b)(ii), 5.02(a), 5.02(b)(i), 5.02(b)(iii), 5.04, 5.14, 5.17 and 5.19; provided, that for purposes of this definition, (a) the defined term “Loan Parties” as used in such representations and warranties shall mean the Borrower and each Guarantor in existence immediately prior to the consummation of the Permitted Acquisition, (b) clause (a) of the defined term “Material Adverse Effect” as used in Section 5.02 shall relate to the Borrower and its Restricted Subsidiaries immediately prior to the Closing Date and (c) the representation and warranty contained in Section 5.14(b) shall apply only to the Borrower and the Loan Parties (as such term is used in clause (a) of this proviso).
“Spot Rate” for a currency means the spot rate quoted by OANDA for the purchase by such Person of such currency with another currency at approximately 11:00 a.m. on the date two

Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent or the applicable L/C Issuer may obtain such spot rate from another financial institution designated by the Administrative Agent or the L/C Issuer if OANDA does not have as of the date of determination a spot buying rate for any such currency; and provided further that the applicable L/C Issuer may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letter of Credit denominated in an Alternative Currency.
“Sterling” and “£” mean the lawful currency of the United Kingdom.
“Subordinated Indebtedness” means any Indebtedness of the Borrower and its Restricted Subsidiaries that is contractually subordinated to the Indebtedness under the Loan Documents.
“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned directly, or indirectly through one or more intermediaries, or both, by such Person (it being understood that neither Middlemount Coal Pty Ltd nor any of its subsidiaries shall constitute a Subsidiary of the Borrower or its Subsidiaries hereunder unless the Borrower shall elect in a writing delivered to the Administrative Agent, based on a change in the voting powers of the shareholders of Middlemount Coal Pty Ltd, that Middlemount Coal Pty Ltd or any of its subsidiaries shall constitute a Subsidiary of the Borrower or its Subsidiaries hereunder). Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.
“Surety Bonds” means surety bonds obtained by the Borrower or any Restricted Subsidiary in the ordinary course of business consistent with past practice and the indemnification or reimbursement obligations of the Borrower or such Restricted Subsidiary in connection therewith.
“Swap Contract” means any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement (it is understood that the foregoing does not encompass any right of a Person to ‘put’ an asset to another Person that arises in connection with any acquisition agreement or disposition agreement).
“Swap Obligations” means all debts, liabilities and obligations of (a) the Borrower in respect of any Swap Contract between the Borrower and any Lender or any Affiliate thereof (or with any Person that was a Lender or an Affiliate thereof when such Swap Contract was entered into), (b) the Borrower in respect of any Swap Contract in effect as the Closing Date between the Borrower and any Person who was a lender under the Existing Credit Agreement or an Affiliate thereof (or with any Person that was a lender under the Existing Credit Agreement or an Affiliate thereof when such Swap Contract was entered into) or (c) any Restricted Subsidiary in respect of any Swap Contract between such Restricted Subsidiary and any Lender or any Affiliate thereof (or with any Person that was a Lender or an Affiliate thereof when such Swap Contract was entered into).
“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any valid netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender) (it being understood that any such termination values and marked-to-market values shall take into account any assets posted as collateral or security for the benefit of a party to the Swap Contract).
“Swing Line” means the revolving credit facility made available by the Swing Line Lender pursuant to Section 2.04.
“Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.04.
“Swingline Daily Floating Rate” means a daily fluctuating rate of interest equal to the rate per annum (rounded upwards to the nearest 1/100 of one percent) equal to the LIBOR for a two week Interest Period, as published by Reuters (or other commercially available source providing quotations of LIBOR as selected by the Swing Line Lender from time to time) as determined at approximately 11:00 a.m. London time on each Business Day on which a Swing Line Loan is outstanding. If such rate is not available at such time for any reason, then the rate for that interest period will be determined by such alternate method as reasonably selected by the Administrative Agent. A “London Banking Day” is a day on which banks in London are open for business and dealing in offshore dollars.
“Swing Line Lender” means Citibank, N.A. in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.
“Swing Line Loan” has the meaning specified in Section 2.04(a).
“Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit B.
“Swing Line Sublimit” means an amount equal to the lesser of (a) $100,000,000 and (b) the Aggregate Commitments. The Swing Line Sublimit is part of, and not in addition to, the Aggregate Commitments.
“Tangible Assets” means at any date, with respect to any Person, (a) the sum of all amounts that would, in accordance with GAAP, be set forth opposite the caption “total assets” (or any like caption) on a consolidated balance sheet of such Person at such date minus (b) the sum of all amounts that would, in accordance with GAAP, be set forth opposite the captions “goodwill” or other intangible categories (or any like caption) on a consolidated balance sheet of such Person on such date.
“TARGET Day” means any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) payment system (or, if such payment system ceases to be operative, such other payment system (if any) determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro.
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Term Loan” means an advance made by any Term Loan Lender under the Term Loan Facility.
“Term Loan Borrowing” means a borrowing consisting of simultaneous Term Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Term Loan Lenders pursuant to Section 2.01(a).
“Term Loan Commitment” means, as to each Term Loan Lender, its obligation to make Term Loans to the Borrower pursuant to Section 2.01(a) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Term Loan Lender’s name on Schedule 2.01 under the caption “Term Loan Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Term Loan Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of Term Loan Commitments as of the Closing Date is $1,200,000,000.
“Term Loan Facility” means, at any time, the aggregate principal amount of the Term Loans of all Term Loan Lenders outstanding at such time.
“Term Loan Facility Maturity Date” means the seventh anniversary of the Closing Date; provided, however, that, if such date is not a Business Day, the Term Loan Facility Maturity Date shall be the preceding Business Day.
“Term Loan Lender” means, collectively, (i) at any time on or prior to the Closing Date, any Lender that has a Term Loan Commitment at such time and (ii) at any time after the Closing Date, any Lender that holds Term Loans at such time.
“Term Note” means a promissory note made by the Borrower in favor of a Term Loan Lender evidencing Term Loans made by such Term Loan Lender, substantially in the form of Exhibit C‑1.
“Threshold Amount” means $75,000,000.

“Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations.
“Total Revolving Credit Outstandings” means the aggregate Outstanding Amount of all Revolving Credit Loans, Swing Line Loans and L/C Obligations.
“Total Term Loan Outstandings” means the aggregate Outstanding Amount of all Term Loans.
“TXU Europe” means TXU Europe Limited, a Company organized under the laws of the England and Wales.
“Type” means, with respect to a Term Loan or a Revolving Credit Loan, its character as a Base Rate Loan, a Eurocurrency Rate Loan or a BBSY Loan.
“UCC” means the Uniform Commercial Code as in effect in the applicable state of jurisdiction.
“UCP” means the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 600, as the same may be amended from time to time.
“Unfunded Pension Liability” means the excess of a Pension Plan’s accrued benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan’s assets, determined in accordance with the actuarial assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.
“United States” and “US” mean the United States of America.
“Unreimbursed Amount” has the meaning specified in Section 2.03(c)(i).
“Unrestricted Subsidiary” means (a) any Subsidiary of the Borrower that becomes an Unrestricted Subsidiary in accordance with Section 6.13, (b) unless otherwise elected by the Borrower by written notice to the Administrative Agent, any direct or indirect Restricted Subsidiary of the Borrower established after the Closing Date in connection with a Permitted Securitization Program that is organized in a manner intended to reduce the likelihood that it would be substantively consolidated with the Borrower or any of the Restricted Subsidiaries in the event the Borrower or any such Restricted Subsidiary becomes subject to a proceeding under any Debtor Relief Law; provided that any Subsidiary established in connection with a Permitted Securitization Program that is an Unrestricted Subsidiary shall, upon termination of such Permitted Securitization Program (other than as a result of an event of default thereunder unless and until the obligations thereunder are repaid in full), cease to be an Unrestricted Subsidiary, or (c) any Subsidiary listed on Schedule 1.01(d); provided that in no event shall any of Peabody Investments Corporation, Peabody IC Funding Corp., Peabody Holdings (Gibraltar) Limited and Peabody Investments (Gibraltar) Limited be or be designated as an Unrestricted Subsidiary.
1.02.    Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:
(a)    The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) all references to “wholly-owned” when referring to a Subsidiary of the Borrower shall mean a Subsidiary of which all of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned directly or indirectly by the Borrower or another wholly-owned Subsidiary of the Borrower, (vi) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vii) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
(b)    In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”
(c)    Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.
1.03.    Accounting Terms.
(a)    Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements-2012, except as otherwise specifically prescribed herein.
(b)    Changes in GAAP. If at any time any Accounting Change would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such Accounting Change as if such Accounting Change has not been made (subject to the approval of the Required Lenders); provided that, until so amended, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Change had not occurred.
(c)    Pro Forma Basis Calculation. Notwithstanding anything herein to the contrary, the parties hereto acknowledge and agree that all calculations of (a) the Consolidated Net Interest Coverage Ratio, the Consolidated Net Leverage Ratio and Consolidated Net Secured Leverage Ratio for purposes of determining compliance with Section 7.02(l), Section 7.06(e) and Section 7.11, (b) Consolidated EBITDA in the definition of Incremental Debt Cap, (c) the amount of Tangible Assets in Sections 7.01(v), 7.02(l), 7.02(m), 7.03(l) and 8.03 or (d) any other test that is based on satisfying a financial ratio or metric (other than in Section 2.05(e)), shall be made on a Pro Forma Basis (i) with respect to any acquisition by the Borrower or its Restricted Subsidiaries of any Person, property or assets, if the Consolidated EBITDA for the acquired Person or business for the most recent four fiscal quarter period for which financial statements are available is equal to or greater than 5% of the Consolidated EBITDA of the Borrower and its Restricted Subsidiaries for such period and (ii) with respect to any disposition by the Borrower or its Restricted Subsidiaries of any Person, property or assets, if the Consolidated EBITDA for the Person or business being disposed of for the most recent four fiscal quarter period for which financial statements are available was equal to or exceeded 5% of the Consolidated EBITDA of the Borrower and its Restricted Subsidiaries for such period. With respect to the above Pro Forma Basis calculations, in the event that the relevant entity or property, which is being acquired or disposed, reports its financial results on a semi-annual basis, the Administrative Agent and Borrower may utilize the two most recent semi-annual financial results for purposes of making such calculation and such above determination in a manner similar to the above that is mutually agreeable.
1.04.    Exchange Rates; Currency Equivalents.
(a)    The Administrative Agent or the L/C Issuer, as applicable, shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Equivalent amounts of Credit Extensions and Outstanding Amounts denominated in Alternative Currencies. Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur. Except for purposes of financial statements delivered by Loan Parties hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent or the L/C Issuer, as applicable.
(b)    Wherever in this Agreement in connection with a Borrowing, conversion, continuation or prepayment of a Eurocurrency Rate Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Borrowing, Eurocurrency Rate Loan or Letter of Credit is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency

Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent or the L/C Issuer, as the case may be.
1.05.    Additional Alternative Currencies.
(a)    The Borrower may from time to time request that Eurocurrency Rate Loans be made and/or Letters of Credit be issued in a currency other than those specifically listed in the definition of “Alternative Currency”; provided that such requested currency is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars. In the case of any such request with respect to the making of Eurocurrency Rate Loans (other than Swing Line Loans), such request shall be subject to the approval of the Administrative Agent and all of the Revolving Lenders; and in the case of any such request with respect to the issuance of Letters of Credit, such request shall be subject to the approval of the Administrative Agent and the L/C Issuer.
(b)    Any such request shall be made to the Administrative Agent not later than 11:00 a.m., 10 Business Days prior to the date of the desired Credit Extension (or such other time or date as may be agreed by the Administrative Agent and, in the case of any such request pertaining to Letters of Credit, the L/C Issuer, in its or their sole discretion). In the case of any such request pertaining to Eurocurrency Rate Loans, the Administrative Agent shall promptly notify each Revolving Lender thereof; and in the case of any such request pertaining to Letters of Credit, the Administrative Agent shall promptly notify the L/C Issuer thereof. Each Revolving Lender (in the case of any such request pertaining to Eurocurrency Rate Loans) or the L/C Issuer (in the case of a request pertaining to Letters of Credit) shall notify the Administrative Agent, not later than 11:00 a.m., eight Business Days after receipt of such request whether it consents, in its sole discretion, to the making of Eurocurrency Rate Loans or the issuance of Letters of Credit, as the case may be, in such requested currency.
(c)    Any failure by a Revolving Lender or the L/C Issuer, as the case may be, to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Revolving Lender or the L/C Issuer, as the case may be, to permit Eurocurrency Rate Loans to be made or Letters of Credit to be issued in such requested currency. If the Administrative Agent and all the Revolving Lenders consent to making Eurocurrency Rate Loans in such requested currency, the Administrative Agent shall so notify the Borrower and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Borrowings of Eurocurrency Rate Loans; and if the Administrative Agent and the L/C Issuer consent to the issuance of Letters of Credit in such requested currency, the Administrative Agent shall so notify the Borrower and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Letter of Credit issuances. If the Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.05, the Administrative Agent shall promptly so notify the Borrower. Any specified currency of an Existing Letter of Credit that is neither Dollars nor one of the Alternative Currencies specifically listed in the definition of “Alternative Currency” shall be deemed an Alternative Currency with respect to such Existing Letter of Credit only.

1.06.    Change of Currency.
(a)    Each obligation of the Borrower to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into Euro at the time of such adoption (in accordance with the EMU Legislation). If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the London interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that if any Borrowing in the currency of such member state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Borrowing, at the end of the then current Interest Period.
(b)    Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro.
(c)    Each provision of this Agreement also shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant market conventions or practices relating to the change in currency.
1.07.    Times of Day. Unless otherwise specified, all references herein to times of day shall be references to New York City time (daylight or standard, as applicable).
1.08.    Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Equivalent of the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the Dollar Equivalent of the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.
1.09.    Negative Covenant Compliance. For purposes of determining whether the Borrower and its Restricted Subsidiaries comply with any exception to Section 7.01, Section 7.02 and 7.03 (including Sections 7.01(v), 7.02(l) and 7.02(m) and 7.03(l)) where compliance with any such exception is based on a financial ratio or metric being satisfied, it is understood that (a) compliance shall be measured at the time when the relevant event is undertaken, as such financial ratios and metrics are intended to be “incurrence” tests and not “maintenance” tests and (b) correspondingly, any such ratio and metric shall only prohibit the Borrower and its Restricted Subsidiaries from creating, incurring, assuming, suffering to exist or making, as the case may be, any new Liens, Indebtedness or Investments, but shall not result in any previously permitted Liens, Indebtedness or Investments ceasing to be permitted hereunder.

ARTICLE II.
THE COMMITMENTS AND CREDIT EXTENSIONS

2.01.    The Loans.
(a)    The Term Loan. Subject to the terms and conditions set forth herein, each Term Loan Lender severally agrees to make a loan (a “Term Loan”) to the Borrower in Dollars, on the Closing Date in an aggregate principal amount not to exceed such Term Loan Lender’s Applicable Percentage of the Term Loan Facility; provided, however, that after giving effect to any Term Loan Borrowing, (i) the Total Term Loan Outstandings shall not exceed the Term Loan Facility and (ii) the aggregate Outstanding Amount of the Terms Loans of any Lender shall not exceed such Lender’s Term Loan Commitment. Each Term Loan Borrowing shall consist of Term Loans made simultaneously by the Term Loan Lenders in accordance with their respective Applicable Percentage of the Term Loan Facility. Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed. Term Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein. Term Loan Commitments in effect on the Closing Date and not drawn on the Closing Date shall expire immediately after such date.
(b)    The Revolving Credit Borrowings. Subject to the terms and conditions set forth herein, each Revolving Credit Lender severally agrees to make loans (each such loan, a “Revolving Credit Loan”) to the Borrower in Dollars or in one or more Alternative Currencies from time to time, on any Business Day during the Availability Period for the Revolving Credit Facility, in an aggregate principal amount not to exceed at any time outstanding the amount of such Lender’s Revolving Credit Commitment; provided, however, that after giving effect to any Revolving Credit Borrowing, (i) the Total Revolving Credit Outstandings shall not exceed the Revolving Credit Facility, (ii) the aggregate Outstanding Amount of the Revolving Credit Loans of any Lender, plus such Revolving Credit Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Revolving Credit Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Revolving Credit Lender’s Revolving Credit Commitment, (iii) if such Revolving Credit Loan is to be made in an Alternative Currency, the aggregate Outstanding Amounts of all Revolving Credit Loans and Letters of Credit denominated in Alternative Currencies shall not exceed the Alternative Currency Sublimit, and (iv) the outstanding amount of the Revolving Credit Loans shall not exceed the Revolving Credit Facility. Within the limits of each Revolving Credit Lender’s Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01(b), prepay under Section 2.05, and reborrow under this Section 2.01(b). Revolving Credit Loans may be Base Rate Loans, Eurocurrency Rate Loans denominated in Dollars or an Alternative Currency other than A$ or BBSY Loans denominated in A$, as further provided herein.
2.02.    Borrowings, Conversions and Continuations of the Loans.
(a)    Each Term Loan Borrowing, each Revolving Credit Borrowing, each conversion of Term Loans or Revolving Credit Loans from one Type to the other, and each continuation of Eurocurrency Rate Loans or BBSY Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 12:00 p.m., New York City time (i) three

Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurocurrency Rate Loans denominated in Dollars, (ii) four Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurocurrency Rate Loans denominated in an Alternative Currency other than A$ or BBSY Loans denominated in A$ and (iii) on the requested date of any Borrowing of Base Rate Loans; provided, however, that if the Borrower wishes to request Eurocurrency Rate Loans having an Interest Period other than one, two, three, or six months or, to the extent available to all Lenders making such Eurocurrency Rate Loans, one or two weeks or twelve months in duration as provided in the definition of “Interest Period”, the applicable notice must be received by the Administrative Agent not later than 12:00 p.m. New York City time (i) four Business Days prior to the requested date of such Borrowing, conversion or continuation of Eurocurrency Rate Loans denominated in Dollars or (ii) five Business Days (or six Business Days in the case of a Special Notice Currency) prior to the requested date of such Borrowing, conversion or continuation of Eurocurrency Rate Loans denominated in Alternative Currencies other than A$ or BBSY Loans denominated in A$, whereupon the Administrative Agent shall give prompt notice to the Lenders of such request and determine whether the requested Interest Period is acceptable to all of them. Not later than 12:00 p.m. New York City time (i) three Business Days before the requested date of such Borrowing, conversion or continuation of Eurocurrency Rate Loans denominated in Dollars or (ii) four Business Days (or five Business Days in the case of a Special Notice Currency) prior to the requested date of such Borrowing, conversion or continuation of Eurocurrency Rate Loans denominated in Alternative Currencies other than A$ or BBSY Loans denominated in A$, the Administrative Agent shall notify the Borrower (which notice may be by telephone) whether or not the applicable requested Interest Period referenced in the above proviso has been consented to by all the Lenders. Each telephonic notice by the Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Borrowing Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Each Borrowing of, conversion to or continuation of Eurocurrency Rate Loans or BBSY Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Except as provided in Sections 2.03(c) and 2.04(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Borrowing Notice (whether telephonic or written) shall specify (i)  whether the Borrower is requesting a Term Loan Borrowing, a Revolving Credit Borrowing, a conversion of Term Loans or Revolving Credit Loans from one Type to the other, or a continuation of Eurocurrency Rate Loans or BBSY Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Term Loans or Revolving Credit Loans are to be converted, (v) if applicable, the duration of the Interest Period with respect thereto, and (vi) the currency of the Loans to be borrowed. If the Borrower fails to specify a currency in a Borrowing Notice requesting a Borrowing, then the Loans so requested shall be made in Dollars. If the Borrower fails to specify a Type of Loan in a Borrowing Notice for Dollar Loans or if the Borrower fails to give a timely notice requesting a conversion or continuation of Dollar Loans, then the applicable Term Loans or Revolving Credit Loans shall be made as, or converted to, Base Rate Loans; provided, however, that in the case of a failure to timely request a continuation of Loans denominated in an Alternative Currency, such Loans shall be continued as Eurocurrency Rate Loans or BBSY Loans, as applicable, in their original currency with an Interest Period of one month. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Loans or BBSY Loans, as the case may be. If the Borrower requests a Borrowing of, conversion to, or continuation of Eurocurrency Rate Loans or BBSY Loans, as applicable, in any such Borrowing Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. No Loan may be converted into or continued as a Loan denominated in a different currency, but instead must be prepaid in the original currency of such Loan and reborrowed in the other currency.
(b)    Following receipt of a Borrowing Notice, the Administrative Agent shall promptly notify each Lender of the amount (and currency) of its Applicable Percentage under the applicable Facility of the applicable Term Loans or Revolving Credit Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans or continuation of Loans denominated in a currency other than Dollars, in each case as described in the preceding subsection. In the case of a Term Loan Borrowing or a Revolving Credit Borrowing, each applicable Lender shall make the amount of its Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office for the applicable currency not later than 2:00 p.m., New York City time, in the case of any Loan denominated in Dollars, and not later than the Applicable Time specified by the Administrative Agent in the case of any Loan in an Alternative Currency, in each case on the Business Day specified in the applicable Borrowing Notice. Upon satisfaction of the applicable conditions set forth in Section 4.03 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of Administrative Agent with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower; provided, however, that if, on the date a Borrowing Notice with respect to a Revolving Credit Borrowing denominated in Dollars is given by the Borrower and there are L/C Advances outstanding, then the proceeds of such Revolving Credit Borrowing, first, shall be applied to the payment in full of any Unreimbursed Amounts in respect thereof, and second, shall be made available to the Borrower as provided above.
(c)    Except as otherwise provided herein, a Eurocurrency Rate Loan or BBSY Loan may be continued or converted only on the last day of an Interest Period for such Eurocurrency Rate Loan or BBSY Loan, as applicable. During the existence of an Event of Default, no Loans may be requested as, converted to or continued as Eurocurrency Rate Loans or BBSY Loans (whether in Dollars or any Alternative Currency) if the Required Lenders or the Administrative Agent so notify the Borrower.
(d)    The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for Eurocurrency Rate Loans or BBSY Loans upon determination of such interest rate. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the Lenders of any change in the Administrative Agent’s prime rate used in determining the Base Rate promptly following the public announcement of such change.

(e)    After giving effect to all Borrowings, all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, there shall not be more than twenty (20) Interest Periods in effect hereunder.
2.03.    Letters of Credit.
(a)    The Letter of Credit Commitment.
(i)    Subject to the terms and conditions set forth herein, (A) the L/C Issuer agrees, in reliance upon the agreements of the Revolving Credit Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit denominated in Dollars or in one or more Alternative Currencies for the account of the Borrower or any Subsidiary, and to amend or extend Letters of Credit previously issued by it, in accordance with Section 2.03(b), and (2) to honor drawings under the Letters of Credit; and (B) the Revolving Credit Lenders severally agree to participate in Letters of Credit issued for the account of the Borrower or any Subsidiary and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (w) the Total Revolving Credit Outstandings shall not exceed the Revolving Credit Facility, (x) the aggregate Outstanding Amount of the Revolving Credit Loans of any Lender, plus such Revolving Credit Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Revolving Credit Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Revolving Credit Lender’s Revolving Credit Commitment, (y) if such Letter of Credit may be drawn in an Alternative Currency, the aggregate Outstanding Amounts of all Revolving Credit Loans and Letters of Credit denominated in Alternative Currencies shall not exceed the Alternative Currency Sublimit, and (iv) the outstanding amount of the Revolving Credit Loans shall not exceed the Revolving Credit Facility. Each request by the Borrower or any Subsidiary for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof.
(ii)    No L/C Issuer shall issue any Letter of Credit if:
(A)    subject to Section 2.03(b)(iii) or an agreement by the Borrower to Cash Collateralize such Letter of Credit in the same manner as set forth in 2.03(g), and except with respect to Bank Guarantees, the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the Required Revolving Lenders have approved such expiry date; or
(B)    except with respect to Bank Guarantees, the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Revolving Credit Lenders have approved such expiry date;

(iii)    No L/C Issuer shall be under any obligation to issue any Letter of Credit if:
(A)    any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing such Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the L/C Issuer in good faith deems material to it;
(B)    the issuance of such Letter of Credit would violate one or more policies of the L/C Issuer;
(C)    except as otherwise agreed by the Administrative Agent and the L/C Issuer, such Letter of Credit is to be denominated in a currency other than Dollars or an Alternative Currency;
(D)    the L/C Issuer does not as of the issuance date of such requested Letter of Credit issue Letters of Credit in the requested currency;
(E)    such Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder or any provisions for automatic extension of its expiry date; or
(F)    a default of any Lender’s obligations to fund under Section 2.03(c) exists or any Lender is at such time a Defaulting Lender hereunder, unless the obligations of such Defaulting Lender have been fully reallocated to the non-Defaulting Lenders pursuant to Section 2.18(c) or the L/C Issuer has entered into arrangements satisfactory to it (such as through the posting of Cash Collateral) with the Borrower or such Lender to eliminate the L/C Issuer’s risk with respect to such Lender.
(iv)    The L/C Issuer and the Borrower shall not amend any Letter of Credit if the L/C Issuer would not be permitted at such time to issue such Letter of Credit in its amended form under the terms hereof.
(v)    No L/C Issuer shall be under any obligation to amend any Letter of Credit if (A) such L/C Issuer would not have any obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.
(vi)    The L/C Issuer shall act on behalf of the Revolving Credit Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article IX with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article IX included the L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuer.
(b)    Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit.
(i)    Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to an L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower. Such Letter of Credit Application must be received by such L/C Issuer and the Administrative Agent not later than 11:00 a.m., New York City time, at least two Business Days (or such later date and time as the Administrative Agent and such L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount and currency thereof; (C) the expiry date thereof (if applicable, in the case of Bank Guarantees); (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as the L/C Issuer may reasonably require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the L/C Issuer (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as the L/C Issuer may reasonably require. Additionally, the Borrower shall furnish to the L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the L/C Issuer or the Administrative Agent may reasonably require.
(ii)    Promptly after receipt of any Letter of Credit Application, the applicable L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, such L/C Issuer will provide the Administrative Agent with a copy thereof. Unless such L/C Issuer has received written notice from any Revolving Credit Lender, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article IV shall not then be satisfied, then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Revolving Credit Lender’s Applicable Percentage times the amount of such Letter of Credit. The Administrative Agent shall promptly notify each Revolving Credit Lender of the amount of each Letter of Credit issuance and each amendment with respect to the amount of any Letter of Credit, provided that a failure to provide such notice shall not affect the obligations of each Revolving Credit Lender to purchase participations in each Letter of Credit as provided in this Agreement.
(iii)    If the Borrower so requests in any applicable Letter of Credit Application, an L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the applicable L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the applicable L/C Issuer, the Borrower shall not be required to make a specific request to the applicable L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Revolving Credit Lenders shall be deemed to have authorized (but may not require) the applicable L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that the applicable L/C Issuer shall not permit any such extension if (A) the L/C Issuer has determined that it would not be permitted, or would have no obligation at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.03(a)), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Non-Extension Notice Date from the Administrative Agent or the Borrower that one or more of the applicable conditions specified in Section 4.03 is not then satisfied, and in each such case directing the applicable L/C Issuer not to permit such extension.
(iv)    If the Borrower so requests in any applicable Letter of Credit Application, an L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that permits the automatic reinstatement of all or a portion of the stated amount thereof after any drawing thereunder (each, an “Auto-Reinstatement Letter of Credit”). Unless otherwise directed by the applicable L/C Issuer, the Borrower shall not be required to make a specific request to the L/C Issuer to permit such reinstatement. Once an Auto-Reinstatement Letter of Credit has been issued, except as provided in the following sentence, the Revolving Credit Lenders shall be deemed to have authorized (but may not require) the applicable L/C Issuer to reinstate all or a portion of the stated amount thereof in accordance with the provisions of such Letter of Credit. Notwithstanding the foregoing, if such Auto-Reinstatement Letter of Credit permits the applicable L/C Issuer to decline to reinstate all or any portion of the stated amount thereof after a drawing thereunder by giving notice of such non-reinstatement within a specified number of days after such drawing (the “Non-Reinstatement Deadline”), the applicable L/C Issuer shall not permit such reinstatement if it has received a notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Non-Reinstatement Deadline from the Administrative Agent or the Borrower that one or more of the applicable conditions specified in Section 4.03 is not then satisfied (treating such reinstatement as an L/C Credit Extension for purposes of this clause) and, in each case, directing the applicable L/C Issuer not to permit such reinstatement.

(v)    Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the applicable L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.
(c)    Drawings and Reimbursements; Funding of Participations.
(i)    Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the L/C Issuer shall notify the Borrower and the Administrative Agent thereof. In the case of a Letter of Credit denominated in Dollars, the Borrower shall reimburse the L/C Issuer in Dollars. In the case of a Letter of Credit denominated in an Alternative Currency, the Borrower shall reimburse the L/C Issuer in such Alternative Currency, unless (A) the L/C Issuer (at its option) shall have specified in such notice that reimbursement in Dollars is preferred and the Borrower does not make payment in the applicable Alternative Currency on the Honor Date, in which case the Borrower shall reimburse the L/C Issuer in Dollars, or (B) otherwise, the Borrower shall have notified the L/C Issuer promptly following receipt of the notice of drawing that the Borrower will reimburse the L/C Issuer in Dollars. In the case of any such reimbursement in Dollars of a drawing under a Letter of Credit denominated in an Alternative Currency, the L/C Issuer shall notify the Borrower of the Dollar Equivalent of the amount of the drawing promptly following the determination thereof. The Borrower shall reimburse the L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing and in the applicable currency on the date on which the Borrower receives notice of any payment by the L/C Issuer under a Letter of Credit, if the Borrower receives notice by 12:00 p.m., New York City time for payments in Dollars or by the Applicable Time for payments in Alternative Currencies, or on the next Business Day if notice is not received by such time (each such date, an “Honor Date”). If the Borrower fails to so reimburse the L/C Issuer by the time set forth in the preceding sentence, the applicable L/C Issuer shall promptly notify the Administrative Agent of the Honor Date, the amount of the unreimbursed drawing (expressed in Dollars or in the amount of the Dollar Equivalent thereof in the case of a Letter of Credit denominated in an Alternative Currency) (the “Unreimbursed Amount”). The Administrative Agent shall promptly notify each Revolving Credit Lender thereof and of the amount of such Revolving Credit Lender’s Applicable Percentage thereof. Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.
(ii)    Each Revolving Credit Lender shall upon any notice pursuant to Section 2.03(c)(i) make funds available to the Administrative Agent for the account of the L/C Issuer, in Dollars, at the Administrative Agent’s Office for Dollar denominated payments in an amount equal to its Applicable Percentage of the Unreimbursed Amount not later than 1:00 p.m., New York City time, on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan of a Revolving Credit Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the L/C Issuer in Dollars.

(iii)    With respect to any Unreimbursed Amount that is not repaid or fully refinanced by a Revolving Credit Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at (A) the rate applicable to Base Rate Loans from the Honor Date to the date reimbursement is required pursuant to Section 2.03(c)(i) and (B) thereafter, the Default Rate. Each Revolving Credit Lender’s payment to the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.
(iv)    Until each Revolving Credit Lender funds its L/C Advance pursuant to this Section 2.03(c) to reimburse the L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Applicable Percentage of such amount shall be solely for the account of the L/C Issuer.
(v)    Each Revolving Credit Lender’s obligation to make L/C Advances to reimburse the L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the L/C Issuer, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.03 (other than delivery by the Borrower of a Borrowing Notice). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any Letter of Credit, together with interest as provided herein.
(vi)    If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), the L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the applicable Overnight Rate from time to time in effect. A certificate of the L/C Issuer submitted to any Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.03(c)(vi) shall be conclusive, absent manifest error.
(d)    Repayment of Participations.
(i)    At any time after the L/C Issuer has made a payment under any Letter of Credit and has received from any Revolving Credit Lender such Lender’s L/C Advance in respect of such payment in accordance with Section 2.03(c), if the Administrative Agent receives for the account of the L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Applicable Percentage thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s L/C Advance was outstanding) in Dollars and in the same funds as those received by the Administrative Agent.
(ii)    If any payment received by the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by the L/C Issuer in its discretion), each Revolving Credit Lender shall pay to the Administrative Agent for the account of the L/C Issuer its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the applicable Overnight Rate from time to time in effect. The obligations of the Lenders under this clause shall survive Payment in Full and the termination of this Agreement.
(e)    Obligations Absolute. The obligation of the Borrower to reimburse the L/C Issuer for each drawing under each Letter of Credit and to repay each Unreimbursed Amount shall be absolute, unconditional and irrevocable under all circumstances, including the following:
(i)    any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document;
(ii)    the existence of any claim, counterclaim, setoff or defense to payment that the Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any Lender, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;
(iii)    any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit, except to the extent caused by the L/C Issuer’s gross negligence or willful misconduct;
(iv)    any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit, so long as the L/C Issuer shall have determined in the absence of gross negligence or willful misconduct, in good faith and in accordance with the standard of care specified in the Uniform Commercial Code of the State of New York, that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment appear on their face to be in conformity with such Letter of Credit;

(v)    any adverse change in the relevant exchange rates or in the availability of the relevant Alternative Currency to the Borrower or any Subsidiary or in the relevant currency markets generally; or
(vi)    any other action taken or omitted to be taken by the L/C Issuer under or in connection with any Letter of Credit or the related drafts or documents, whether or not similar to any of the foregoing, if done in the absence of gross negligence or willful misconduct, in good faith and in accordance with the standards of care specified in the Uniform Commercial Code of the State of New York.
The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower’s instructions or other irregularity, the Borrower will promptly notify the L/C Issuer. The Borrower shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.
(f)    Role of L/C Issuer. Each Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Revolving Credit Lenders or the Required Revolving Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. Notwithstanding anything to the contrary herein, the Borrower may have a claim against the L/C Issuer, and the L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by the L/C Issuer’s willful misconduct or gross negligence or the L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary or transferee of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.
(g)    Cash Collateral. If any L/C Obligation (x) has a stated maturity date or an expiration date that extends beyond the Revolving Credit Facility Maturity Date or has no stated

expiry or maturity date, or (y) provides for automatic extensions of the stated maturity date or the expiration date thereof, in each case, beyond the Revolving Credit Facility Maturity Date, then the Borrower shall Cash Collateralize any portion of such Letter of Credit that remains outstanding 15 days prior to the Revolving Credit Facility Maturity Date (or such shorter time as the Administrative Agent and any applicable L/C Issuer shall agree).
(h)    Applicability of ISP and UCP. Unless otherwise expressly agreed by the L/C Issuer and the Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), with respect to Letters of Credit other than Bank Guarantees, the rules of the ISP shall apply to each standby Letter of Credit and the rules of the UCP shall apply to each commercial Letter of Credit.
(i)    Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its Applicable Percentage for the Revolving Credit Facility a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit issued on behalf of the Borrower equal to the Applicable Rate for Eurocurrency Rate Loans times the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit. For purposes of computing the daily amount available to be drawn under any Letter of Credit issued on behalf of the Borrower, the amount of such Letter of Credit shall be determined in accordance with Section 1.08. The Letter of Credit Fees shall be (x) computed on a quarterly basis in arrears and (y) due and payable on the first Business Day of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. If there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under each such Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. Notwithstanding anything to the contrary contained herein, upon the request of the Required Revolving Lenders, while any Event of Default exists, all Letter of Credit Fees shall accrue at the Default Rate.
(j)    Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The Borrower shall pay directly to the L/C Issuer for its own account, in Dollars, a fronting fee with respect to each Letter of Credit at the rate of 0.125% per annum on the face amount drawn under each Letter of Credit, computed on the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit on a quarterly basis in arrears (any such fronting fee, a “Fronting Fee”). Fronting Fees shall be due and payable on the first Business Day of each March, June, September and December in respect of the most recently-ended quarterly period (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.08. In addition, the Borrower shall pay directly to the L/C Issuer for its own account, in Dollars, the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit or bank guarantees, as applicable, as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

(k)    Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.
(l)    Letters of Credit Issued for Restricted Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the Borrower shall be obligated to reimburse the L/C Issuer hereunder for any and all drawings under such Letter of Credit. The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of such Restricted Subsidiaries.
2.04.    Swing Line Loans.
(a)    The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender agrees, in reliance upon the agreements of the other Lenders set forth in this Section 2.04, to make loans in Dollars (each such loan, a “Swing Line Loan”) to the Borrower from time to time on any Business Day during the Availability Period in an aggregate principal amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Applicable Percentage of the Outstanding Amount of Revolving Credit Loans and L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Revolving Credit Commitment; provided, however, that after giving effect to any Swing Line Loan, (i) the Total Revolving Credit Outstandings shall not exceed the Revolving Credit Facility at such time, (ii)  the total Outstanding Amount of the Revolving Credit Loans, plus the total Outstanding Amount of all L/C Obligations, plus the total Outstanding Amount of all Swing Line Loans shall not exceed the Revolving Credit Facility, and (iii) the aggregate Outstanding Amount of the Revolving Credit Loans of any Revolving Credit Lender at such time, plus such Revolving Credit Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations at such time, plus such Revolving Credit Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans at such time shall not exceed such Lender’s Revolving Credit Commitment, and provided further that the Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04. Each Swing Line Loan shall be a Swingline Daily Floating Rate Loan. Immediately upon the making of a Swing Line Loan, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Revolving Credit Lender’s Applicable Percentage times the amount of such Swing Line Loan. Notwithstanding anything contained herein to the contrary, the Swingline Lender shall be under no obligation to make a Swing Line Loan if, at such time, a Lender is in default of its obligations to fund under Section 2.04(c) or any Lender is a Defaulting Lender hereunder, unless the obligations of such Defaulting Lender have been fully reallocated to the non-Defaulting Lenders pursuant to Section 2.18(c) or the Swing Line Lender has entered into arrangements (such as through the posting of Cash Collateral) satisfactory to it with the Borrower or such Lender to eliminate the Swing Line Lender’s risk with respect to such Lender.

(b)    Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 2:00 p.m., New York City time on the requested borrowing date, and shall specify (i)  the amount to be borrowed, which shall be a minimum of $100,000, and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to 2:00 p.m., New York City time, on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrower at its office by crediting the account of the Borrower on the books of the Swing Line Lender in Same Day Funds.
(c)    Refinancing of Swing Line Loans. (i) The Swing Line Lender at any time in its sole and absolute discretion may, and in any event on the 10th Business Day after any such Swing Line Loan is made, shall request, on behalf of the Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Revolving Credit Lender make a Base Rate Loan in an amount equal to such Lender’s Applicable Percentage of the amount of Swing Line Loans then outstanding or, in the case of any request given with respect to Swing Line Loans which have been outstanding for 10 Business Days, the amount of such outstanding Swing Line Loans; provided that such Loans may, and upon the Borrower’s request shall, be made as Eurocurrency Rate Loans if a Eurocurrency Rate Loan could otherwise be made pursuant to Section 2.02. Such request shall be made in writing (which written request shall be deemed to be a Borrowing Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans or Eurocurrency Rate Loans, but subject to the unutilized portion of the Aggregate Commitments and the conditions set forth in Section 4.03. The Swing Line Lender shall furnish the Borrower with a copy of the applicable Borrowing Notice promptly after delivering such notice to the Administrative Agent. Each Revolving Credit Lender shall make an amount equal to its Applicable Percentage of the amount specified in such Borrowing Notice available to the Administrative Agent in Same Day Funds for the account of the Swing Line Lender at the Administrative Agent’s Office for Dollar-denominated payments not later than 1:00 p.m., New York City time, on the day specified in such Borrowing Notice, whereupon, subject to Section 2.04(c)(ii), each such Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan (or Eurocurrency Rate Loan, if applicable) to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender.
(ii)    If for any reason any Swing Line Loan cannot be refinanced by such a Borrowing in accordance with Section 2.04(c)(i), the request for Base Rate Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Revolving Credit Lenders fund its risk participation in the relevant Swing Line Loan and each Revolving Credit Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation.

(iii)    If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the applicable Overnight Rate from time to time in effect. A certificate of the Swing Line Lender submitted to any Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive, absent manifest error.
(iv)    Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.03. No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay Swing Line Loans, together with interest as provided herein.
(d)    Repayment of Participations.
(i)    At any time after any Revolving Credit Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Lender its Applicable Percentage of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s risk participation was funded) in the same funds as those received by the Swing Line Lender.
(ii)    If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Revolving Credit Lender shall pay to the Swing Line Lender its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the applicable Overnight Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender. The obligations of the Revolving Credit Lenders under this clause shall survive Payment in Full and the termination of this Agreement.
(e)    Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Borrower for interest on the Swing Line Loans. Until each Revolving Credit Lender funds its Base Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Lender’s Applicable Percentage of any Swing Line Loan, interest in respect of such Applicable Percentage shall be solely for the account of the Swing Line Lender.
(f)    Payments Directly to Swing Line Lender. The Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.
2.05.    Prepayments.
(a)    The Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Term Loans and Revolving Credit Loans, as applicable, in whole or in part without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than 11:00 a.m., New York City time, (A) three Business Days prior to any date of prepayment of Eurocurrency Rate Loans or BBSY Loans, and (B) on the date of prepayment of Base Rate Loans; (ii) any prepayment of Eurocurrency Rate Loans denominated in Dollars shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; (iii) any prepayment of Eurocurrency Rate Loans denominated in Alternative Currencies other than A$ or any prepayment of BBSY Loans denominated in A$ shall be in a minimum principal amount of the Dollar Equivalent of $5,000,000 or a whole multiple of the Dollar Equivalent of $1,000,000 in excess thereof; and (iv) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, the entire amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if Eurocurrency Rate Loans or BBSY Loans are to be prepaid, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s ratable portion of such prepayment (based on such Lender’s Applicable Percentage in respect of the relevant Facility). If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein; provided that any such notice may be contingent upon the consummation of a refinancing and such notice may otherwise be extended or revoked, in each case, with the requirements of Section 3.05 to apply to any failure of the contingency to occur and any such extension or revocation. Any prepayment of a Eurocurrency Rate Loan or BBSY Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 2.05(d) and Section 3.05. Each prepayment of the outstanding Term Loans pursuant to this Section 2.05(a) shall be applied to the scheduled repayment of installments thereof as the Borrower shall direct, and each prepayment of Loans shall be paid to the Lenders in accordance with their respective Applicable Percentages in respect of each of the relevant Facilities.
(b)    The Borrower may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (A) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m., New York City time on the date of the prepayment, and (B) any such prepayment shall be in a minimum principal amount of the Dollar Equivalent of $100,000. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.
(c)    If the Administrative Agent notifies the Borrower at any time that the Dollar Equivalent of the Total Outstandings at such time exceeds an amount equal to 105% of the Aggregate Commitments then in effect, then, within two Business Days after receipt of such notice, the Borrower shall prepay Loans and/or shall Cash Collateralize the L/C Obligations in an aggregate amount sufficient to reduce such Outstanding Amount as of such date of payment to an amount not to exceed 100% of the Aggregate Commitments then in effect; provided, however, that, subject to the provisions of Section 2.03(g), the Borrower shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(c) unless, after the prepayment of the Loans, the Total Outstandings exceed the Aggregate Commitments then in effect. The Administrative Agent may, at any time and from time to time after the initial deposit of such Cash Collateral, request that additional Cash Collateral be provided in order to protect against the incremental effects of further exchange rate fluctuations if the Dollar Equivalent of the Total Outstandings at such time less the amount of Cash Collateral held by the Administrative Agent for L/C Obligations exceeds an amount equal to 105% of the Aggregate Commitments then in effect.
(d)    If the Administrative Agent notifies the Borrower at any time that the total Outstanding Amount denominated in Alternative Currencies under the Revolving Credit Facility at such time exceeds an amount equal to 105% of the Alternative Currency Sublimit then in effect, then, within two Business Days after receipt of such notice, the Borrower shall prepay Loans and/or shall Cash Collateralize the L/C Obligations in an aggregate amount sufficient to reduce such Outstanding Amount as of such date of payment to an amount not to exceed 100% of the Alternative Currency Sublimit then in effect; provided, however, that, subject to the provisions of Section 2.03(g), the Borrower shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(d) unless, after giving effect to the prepayment of the Revolving Credit Loans, the total Outstanding Amount denominated in Alternative Currencies under the Revolving Credit Facility at such time exceed 100% of the Alternative Currency Sublimit.
(e)    Promptly following the consummation of any Disposition by a Restricted Subsidiary that is a Foreign Subsidiary that results in Net Proceeds for any fiscal year being in excess of 15% of the Tangible Assets of all Restricted Subsidiaries that are Foreign Subsidiaries, calculated as of the end of the most recently ended fiscal year of the Borrower (such excess amount, the “Excess Proceeds”), the Borrower shall make (or cause to be made) a prepayment of the Term Loans in an amount equal to 100% of such Excess Proceeds; provided, that, if prior to the date of any such required prepayment, the Borrower notifies the Administrative Agent in writing of its intention to reinvest the Excess Proceeds in assets used or useful in the business of the Borrower or some or all of its such Restricted Subsidiaries (which includes any Permitted Acquisition) and certifies in such notice that no Event of Default then exists, then the Borrower shall not be required to make a prepayment in the amount of the Excess Proceeds to be so reinvested under this clause (e) to the extent (i) the Excess Proceeds are so reinvested within 365 days following receipt thereof by such Foreign Subsidiary, or (ii) if the Borrower or any of its Restricted Subsidiaries has committed in writing to so reinvest such Excess Proceeds during such 365-day period, such Excess Proceeds are so reinvested within 180 days after the expiration of such 365-day period; provided, however, that if such Excess Proceeds have not been so reinvested prior to the expiration of the applicable period, the Borrower shall promptly prepay after the expiration of such period, the outstanding principal amount of Term Loans in an amount equal to the portion of the Excess Proceeds not so reinvested as set forth above (without regard to the immediately preceding proviso). Any prepayment of a Eurocurrency Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Each prepayment of the outstanding Term Loans pursuant to this Section 2.05(e) shall be applied to the scheduled repayment of installments in direct order of maturity and shall be paid to the Lenders in accordance with their respective Applicable Percentages in respect of each of the Term Loan Facility.
(f)    In the event that all or any portion of the Term Loans incurred on the Closing Date is (i) repaid, prepaid, refinanced or replaced with term loans or other bank refinancing or (ii) repriced or effectively refinanced through any waiver, consent or amendment, including, without limitation, through a Refinancing Term Facility (in each case, in connection with any waiver, consent or amendment to the Term Loans the effect of which would be the lowering of the effective interest cost of the Term Loans or the incurrence of any such term loans or syndicated credit facility having an effective interest cost or weighted average yield that is less than the effective interest cost or weighted average yield of the Term Loans (or portion thereof) so repaid, prepaid, refinanced, replaced or repriced) (each, a “Repricing Transaction”) occurring prior to the six month anniversary of the Closing Date, such repayment, prepayment, refinancing, replacement or repricing will be made at 101.0% of the principal amount so repaid, prepaid, refinanced, replaced or repriced. If, prior to the six month anniversary of the Closing Date, any Lender is replaced pursuant to Section 10.13 as a result of such Lender being a Non-Consenting Lender in connection with a waiver, consent or amendment resulting in a Repricing Transaction, such Lender (and not any Person who replaces such Lender pursuant to Section 10.13) shall receive the premium described in this Section 2.05(f) on the amount of the Term Loans held by it immediately prior to it being so replaced. Such amounts shall be due and payable on the date of effectiveness of such Repricing Transaction.
2.06.    Termination or Reduction of Revolving Credit Commitments.
(a)    Optional. The Borrower may, upon notice to the Administrative Agent, terminate the Revolving Credit Commitments, the Alternative Currency Sublimit or the Swing Line Sublimit, or from time to time permanently reduce the Revolving Credit Commitments, the Alternative Currency Sublimit or the Swing Line Sublimit; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m., New York City time, three Business Days prior to the date of termination or reduction, (ii) any such partial reduction with respect to the Revolving Credit Commitments shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof, and (iii) the Borrower shall not terminate or reduce the Aggregate Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the total Outstanding Amount under the Revolving Credit Facility would exceed the Aggregate Commitments under the Revolving Credit Facility. The Administrative Agent will promptly notify the Lenders of any such notice of the foregoing, and any such notice may be contingent upon the consummation of a refinancing and such notice may otherwise be extended or revoked. The amount of any such Revolving Credit Commitments reduction shall not be applied to the Alternative Currency Sublimit or Swing Line Sublimit, in each case, unless specified by the Borrower.
(b)    Application of Commitment Reductions; Payment of Fees. Upon any reduction of the Revolving Credit Commitments, the Revolving Credit Commitment of each Revolving Credit Lender shall be reduced by such Lender’s Applicable Percentage (in respect of the Revolving Credit Facility) of such reduction amount. All fees in respect of the Revolving Credit Facility accrued until the effective date of any termination of the Revolving Credit Facility pursuant to Section 2.06(a) shall be paid on the effective date of such termination.
2.07.    Repayment of Loans.
(a)    Term Loans. The Borrower shall repay to the Term Loan Lenders the aggregate principal amount of all Term Loans outstanding on the following dates (or, if any such date is not a Business Day, the immediately preceding Business Day) and in an amount equivalent to the percentage set forth opposite such date of the Total Term Loan Outstandings on the Closing Date (after giving effect to any Borrowing of the Term Loans on such date):

Date	Amount
December 31, 2013	0.25%
March 31, 2014	0.25%
June 30, 2014	0.25%
September 30, 2014	0.25%
December 31, 2014	0.25%
March 31, 2015	0.25%
June 30, 2015	0.25%
September 30, 2015	0.25%
December 31, 2015	0.25%
March 31, 2016	0.25%
June 30, 2016	0.25%
September 30, 2016	0.25%
December 31, 2016	0.25%
March 31, 2017	0.25%
June 30, 2017	0.25%
September 30, 2017	0.25%
December 31, 2017	0.25%

Date	Amount
March 31, 2018	0.25%
June 30, 2018	0.25%
September 30, 2018	0.25%
December 31, 2018	0.25%
March 31, 2019	0.25%
June 30, 2019	0.25%
September 30, 2019	0.25%
December 31, 2019	0.25%
March 31, 2020	0.25%
June 30, 2020	0.25%
Maturity Date	93.25%

provided, however, that the final principal repayment installment of the Term Loans shall be repaid on the Term Loan Facility Maturity Date and in any event shall be in an amount equal to the aggregate principal amount of all Term Loans outstanding on such date.
(b)    Revolving Credit Loans. The Borrower shall repay to the Revolving Credit Lenders on the Revolving Credit Facility Maturity Date the aggregate principal amount of all Revolving Credit Loans outstanding on such date.
(c)    Swing Line Loans. The Borrower shall repay each Swing Line Loan on the earlier to occur of (i) the date ten Business Days after such Loan is made and (ii) the Revolving Credit Facility Maturity Date.
2.08.    Interest.
(a)    Subject to the provisions of subsection (b) below, (i) each Eurocurrency Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurocurrency Rate for such Interest Period plus the Applicable Rate plus (in the case of a Eurocurrency Rate Loan of any Lender which is lent from a Lending Office in the United Kingdom or a Participating Member State) the Mandatory Cost; (ii) each BBSY Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to BBSY Rate for such Interest Period plus the Applicable Rate; (iii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate; and (iv) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Swingline Daily Floating Rate plus the Applicable Rate.
(b)    If any amount of principal or interest of any Loan (or any other Obligations) is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

(c)    Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.
2.09.    Fees. In addition to certain fees described in subsections (i) and (j) of Section 2.03:
(a)    Commitment Fee.  The Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its Applicable Percentage in respect of the Revolving Credit Facility, a commitment fee in Dollars equal to the Applicable Rate times the actual daily amount by which the aggregate Revolving Credit Commitments of all Revolving Credit Lenders exceed the sum of (i) the Outstanding Amount of Revolving Credit Loans (excluding any Outstanding Amount of Swing Line Loans made to the Borrower) and (ii) the Outstanding Amount of L/C Obligations of the Borrower, determined as of the last day of the immediately preceding fiscal quarter. The commitment fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the first Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Maturity Date.
(b)    Other Fees. The Borrower shall pay to the Arrangers and the Administrative Agent for their own respective accounts, in Dollars, fees in the amounts and at the times specified in each of the Fee Letters. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.
2.10.    Computation of Interest and Fees. All computations of interest for Base Rate Loans, where the rate of interest is calculated on the basis of the prime rate, and of Fronting Fees shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All computations of interest for BBSY Loans shall be made on the basis of a 365-day year and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

2.11.    Evidence of Debt.
(a)    The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender to the Borrower made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans to the Borrower in addition to such accounts or records. Each Lender may attach schedules to a Note and endorse thereon the date, Type (if applicable), amount, currency and maturity of its Loans and payments with respect thereto.
(b)    In addition to the accounts and records referred to in subsection (a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.
2.12.    Payments Generally; Administrative Agent’s Clawback.
(a)    General. All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein and except with respect to principal of and interest on Loans denominated in an Alternative Currency, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in Dollars and in Same Day Funds not later than 2:00 p.m., New York City time, on the date specified herein. Except as otherwise expressly provided herein, all payments by the Borrower hereunder with respect to principal and interest on Loans denominated in an Alternative Currency shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in such Alternative Currency and in Same Day Funds not later than the Applicable Time specified by the Administrative Agent on the dates specified herein. Without limiting the generality of the foregoing, the Administrative Agent may require that any payments due under this Agreement be made in the United States. If, for any reason, the Borrower is prohibited by any Law from making any required payment hereunder in an Alternative Currency, the Borrower shall make such payment in Dollars in the Dollar Equivalent of the Alternative Currency payment amount. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent (i) after 3:00 p.m., New York City time, in the case of payments in Dollars, or (ii) after the Applicable Time specified by the Administrative Agent in the case of payments in an Alternative Currency, shall in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.
(b)    (i)    Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Eurocurrency Rate Loans or BBSY Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 2:00 p.m., New York City time, on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in Same Day Funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the Overnight Rate, and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.
(ii)    Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the L/C Issuer hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the L/C Issuer, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the L/C Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the L/C Issuer, in Same Day Funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Overnight Rate.
A notice of the Administrative Agent to any Lender or Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.

(c)    Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender to the Borrower as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall promptly return such funds (in like funds as received from such Lender) to such Lender, without interest.
(d)    Obligations of Lenders Several. The obligations of the Lenders hereunder to make Loans, to fund participations in Letters of Credit and Swing Line Loans and to make payments pursuant to Section 10.04(c) are several and not joint. The failure of any Lender to make any Term Loan or Revolving Credit Loan, to fund any such participation or to make any payment under Section 10.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Term Loan or Revolving Credit Loan, to fund its participation or to make its payment under Section 10.04(c).
(e)    Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.
2.13.    Pro Rata; Sharing of Payments by Lenders. Except as otherwise expressly provided in this Agreement, each payment (including each prepayment) by the Borrower on account of principal of and interest on any Term Loans or Revolving Credit Loans shall be allocated by the Administrative Agent pro rata according to the respective outstanding principal amounts of such Loans then held by the respective Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Loans made by it, or the participations in L/C Obligations or in Swing Line Loans held by it resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Loans or participations and accrued interest thereon greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact and (b) purchase (for cash at face value) participations in the applicable Loans and subparticipations in L/C Obligations and Swing Line Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that:
(a)    if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and
(b)    the provisions of this Section shall not be construed to apply to (i) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or (ii) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Term Loans or Revolving Credit Loans or subparticipations in L/C Obligations or Swing Line Loans to any assignee or participant.
The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.
2.14.    Increase to a Facility.
Request for Increase. Upon notice (an “Increase Request”) to and approval (not to be unreasonably withheld or delayed) of the Administrative Agent (which shall promptly notify the Lenders), the Borrower may, without the consent of any Lender, from time to time, request an increase in the Revolving Credit Facility and/or Term Loans (any such increase an “Incremental Commitment”) in aggregate principal amount, which when added to the aggregate principal amount of the other Incremental Debt outstanding does not exceed the Incremental Debt Cap; provided that (i) any such request for an Incremental Commitment shall be in a minimum amount equal to the lesser of (x) $25,000,000 and (y) the entire amount that remains available for request under this Section 2.14, and (ii) the Borrower may make a maximum of five such requests, inclusive of any requests for Incremental Facilities pursuant to Section 2.15.
(a)    Increase Request. Each Increase Request from the Borrower shall set forth the requested principal amount of the increase, the proposed terms of the increase and applicable Facility to which the request relates. Incremental Commitments may be provided by (i) an existing Lender (but no Lender shall be obligated to provide an Incremental Commitment, nor shall the Borrower have any obligation to approach any existing Lenders to provide an Incremental Commitment) or (ii) any other bank, financial institution or investor so long as any such Person is approved by the Administrative Agent and any other Person who would have consent rights pursuant to Section 10.06(b) if such bank or other financial institution was becoming a Lender under the Facility to which such Incremental Commitment relates. Subject to any such consents being received, any such bank, financial institution or investor may become a party to this Agreement by entering into a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent.
(b)    Closing Date. In connection with any Incremental Commitment, the Administrative Agent and the Borrower shall determine the effective date (the “Incremental Commitment Effective Date”). The Administrative Agent shall promptly notify the Borrower and the Lenders of the principal amount of the Incremental Commitments and the Incremental Commitment Effective Date.
(c)    Conditions to Effectiveness of Increase. The effectiveness of each such Incremental Commitment, shall be subject to the following conditions: as of the Incremental Commitment Effective Date, (i) the representations and warranties contained in Article V (or, in the case of any Incremental Commitment being requested in connection with a Permitted Acquisition, the Specified Representations and Acquisition Agreement Representations in the Acquisition Agreement for such Permitted Acquisition) are true and correct in all material respects on and as of the Incremental Commitment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and (ii) (A) if such Incremental Commitments are being requested in connection with a Permitted Acquisition, no Event of Default under Sections 8.01(a), (f), or (g) has occurred or is continuing or would immediately result therefrom, unless such conditions would not be permitted by applicable Law (e.g., in an Australian acquisition context), in which case the satisfaction of such conditions shall not be required, and (B) otherwise, no Default or Event of Default has occurred or is continuing or would immediately result therefrom.
(d)    Effect of Increase. (i) On each Incremental Commitment Effective Date, after giving effect to any increase to the Revolving Credit Commitments occurring on such date, the Administrative Agent shall reallocate the outstanding Revolving Credit Loans and the Revolving Credit Commitments among the Revolving Credit Lenders to the extent necessary to keep the outstanding Revolving Credit Loans ratable with any revised Applicable Percentages arising from any nonratable increase in the Revolving Credit Commitments under this Section. In connection with any such reallocation the Borrower shall not be required to pay any amounts that they would otherwise owe under Section 3.05 as a result of such reallocation. (ii) Any additional Term Loans shall be made to the Term Loan Lenders participating therein pursuant to such procedures set forth in Section 2.02. As of the Incremental Commitment Effective Date, to the extent the Term Loans are increased, the amortization schedule for the Term Loans set forth in Section 2.07(a) shall be amended to increase the then-remaining unpaid installments of principal by an aggregate amount equal to the additional Term Loans being made on such date.
(e)    MFN. If any Incremental Commitment to increase any Term Loan is made during the first twelve months after the Closing Date, in the event that the interest rate margins for any such Incremental Commitment exceed the interest rate margins for the Term Loan Facility by more than 50 basis points (the “Excess for Incremental Term Commitment”), then the interest rate margins for the Term Loan shall be increased to the extent necessary to eliminate such Excess for Incremental Term Commitment; provided that, in determining the interest rate margins applicable to the Incremental Commitment and the Term Loan Facility (i) customary arrangement, structuring or commitment fees payable to the Arrangers (or their affiliates) in connection with the Term Loan or to one or more arrangers (or their affiliates) of any Incremental Commitment shall be excluded, (ii) OID and upfront fees paid to the lenders thereunder shall be included (with OID being equated to interest based on an assumed four-year life to maturity or, if shorter, the actual weighted average life to maturity) and (iii) if such Incremental Commitment includes an interest rate floor greater than the applicable interest rate floor under the existing Term Loan Facility, such differential between interest rate floors shall be equated to the applicable interest rate margin for purposes of determining whether an increase to the interest rate margin under the existing Term Loan Facility shall be required, but only to the extent an increase in the interest rate floor in the existing Term Loan Facility would cause an increase in the interest rate then in effect thereunder, and in such case the interest rate floor (but not the interest rate margin) applicable to the existing Term Loan Facility may be increased to the extent necessary in respect of such differential between interest rate floors; provided that each basis point increase to the interest rate floor of the Term Loans shall count as one basis point of increase in the interest rate margin to the Term Loans for purposes of eliminating the Excess for Incremental Term Commitment.
(f)    Amendment. With the consent of the Lenders providing Incremental Commitments, the Borrower and the Administrative Agent (and without the consent of the other Lenders), this Agreement may be amended to give effect to the applicable Incremental Commitment; provided that the terms of each Incremental Commitment shall be identical to the terms of the existing Revolving Credit Commitments or Term Loans, as applicable, other than interest rates and fees (including upfront fees and OID) payable to such Additional Commitment Lenders (subject to Section 2.14(e)).

(g)    Conflicting Provisions. This Section shall supersede any provisions in Section 2.13 to the contrary.
2.15.    Incremental Debt.
(a)    Request for Incremental Facility. Upon notice (an “Incremental Facility Request”) to and approval (not to be unreasonably withheld or delayed) of the Administrative Agent (who shall promptly notify the existing Lenders), the Borrower may, without the consent of any Lender, request to add one or more new incremental revolving credit facilities (each an “Incremental Revolving Facility”) and/or one or more new incremental term loan facilities (each an “Incremental Term Facility”) (each Incremental Revolving Facility and Incremental Term Facility, an “Incremental Facility”) in aggregate principal amount, which when added to the aggregate principal amount of the other Incremental Debt outstanding does not exceed the Incremental Debt Cap; provided that (i) any such request for an Incremental Facility shall be in a minimum amount equal to the lesser of (x) $25,000,000 and (y) the entire amount that remains available for request under this Section 2.15, (ii) the Borrower may make a maximum of five such requests, inclusive of any requests for Incremental Commitments pursuant to Section 2.14, and (iii) unless the Administrative Agent shall agree otherwise, there shall not be more than three revolving credit facilities (including the Revolving Credit Facility, any Incremental Revolving Facilities and any Revolving Refinancing Facilities) in existence at any time (the “Maximum Number of Revolving Facilities”).
(b)    Incremental Facility Request. Each Incremental Facility Request from the Borrower shall set forth (i) the requested principal amount of the Incremental Facility, (ii) the proposed terms of the Incremental Facility (including its interest rate and, if an Incremental Term Facility is being requested, amortization and any prepayment premiums) and (iii) whether an Incremental Revolving Facility or Incremental Term Facility is being requested. An Incremental Facility may be provided by (A) an existing Lender (but no Lender shall be obligated to provide a commitment in respect of an Incremental Facility, nor shall the Borrower have any obligation to approach any existing Lenders to provide a commitment in respect of an Incremental Facility) or (B) any other Incremental Lender so long as any such Person is approved by the Administrative Agent and any other Person who would have consent rights pursuant to Section 10.06(b) if such Incremental Lender was becoming a Revolving Credit Lender or Term Loan Lender, as applicable. Subject to any such consents being received and if not already a party hereto, any such Incremental Lender may become a party to this Agreement by entering into a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent.
(c)    Closing Date and Allocations. In connection with any Incremental Facility, the Administrative Agent and the Borrower shall determine the effective date (the “Incremental

Facility Effective Date”). The Administrative Agent shall promptly notify the Borrower and the Lenders of the principal amount of the Incremental Facility and the Incremental Facility Effective Date.
(d)    Conditions to Effectiveness of Incremental Facility. The effectiveness of each Incremental Facility shall be subject to the following conditions:
(i)    as of the Incremental Facility Effective Date, (A) the representations and warranties contained in Article V (or, in the case of any Incremental Facility being requested in connection with a Permitted Acquisition, the Specified Representations and Acquisition Agreement Representations in the Acquisition Agreement for such Permitted Acquisition) are true and correct in all material respects on and as of the Incremental Commitment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and (ii) (A) if such Incremental Facility is being requested in connection with a Permitted Acquisition, no Event of Default under Sections 8.01(a), (f), or (g) has occurred or is continuing or would immediately result therefrom, unless such conditions would not be permitted by applicable Law (e.g., in an Australian acquisition context), in which case the satisfaction of such conditions shall not be required, and (B) otherwise, no Default or Event of Default has occurred or is continuing or would immediately result therefrom;
(ii)    such Incremental Facility shall have the same guarantees as, and be secured on a pari passu basis with, the Secured Obligations; provided that the Incremental Facility may be subject to lesser guarantees or be unsecured or the Liens securing the Incremental Facility may rank junior to the Liens securing the Revolving Credit Facility and Term Loan Facility;
(iii)    in the event such Incremental Facility is an Incremental Term Facility, such Incremental Facility shall (A) have a final maturity no earlier than the Term Loan Facility Maturity Date, (B) have a weighted average life no shorter than that of the Term Loan Facility and (C) not have any terms which require it to be voluntarily or mandatorily prepaid prior to the repayment in full of the Term Loans, unless accompanied by at least a ratable payment of the Term Loans;
(iv)    in the event such Incremental Facility is an Incremental Revolving Facility, such Incremental Facility shall have a final maturity no earlier than the Revolving Credit Facility Maturity Date and shall require no amortization or mandatory commitment reduction prior to the Revolving Credit Facility Maturity Date; and
(v)    to the extent such terms and documentation for the Incremental Facility are not substantially consistent with the applicable Loan Documents, they shall be reasonably satisfactory to the Administrative Agent, unless such terms (A) are more favorable to the Borrower, taken as a whole, than the Loan Documents in respect of the Revolving Credit Facility, in the case of an Incremental Revolving Facility, or the Term Loan Facility, in the case of the Incremental Term Facility (or the Lenders under the Revolving Credit Facility or Term Loan Facility, as applicable, receive the benefit of the more restrictive terms, which, for avoidance of doubt, may be provided to them without their consent), in each case, as certified by a Responsible Officer of the Borrower in good faith, (B) concern pricing (including interest rates, rate floors, fees, OID or other fees), the amortization schedule and any prepayment premiums applicable to such Incremental Facility or (C) apply after the applicable Maturity Date.
(e)    MFN. If any Incremental Term Facility is incurred during the first twelve months after the Closing Date, in the event that the interest rate margins for any Incremental Term Facility exceed the interest rate margins for the Term Loan Facility by more than 50 basis points (the “Excess”), then the interest rate margins for the Term Loan shall be increased to the extent necessary to eliminate such Excess; provided that, in determining the interest rate margins applicable to the Incremental Term Facility and the Term Loan Facility (i) customary arrangement, structuring or commitment fees payable to the Arrangers (or their affiliates) in connection with the Term Loan or to one or more arrangers (or their affiliates) of any Incremental Term Facility shall be excluded, (ii) OID and upfront fees paid to the lenders thereunder shall be included (with OID being equated to interest based on an assumed four-year life to maturity or, if shorter, the actual weighted average life to maturity) and (iii) if the Incremental Term Facility includes an interest rate floor greater than the applicable interest rate floor under the existing Term Loan Facility, such differential between interest rate floors shall be equated to the applicable interest rate margin for purposes of determining whether an increase to the interest rate margin under the existing Term Loan Facility shall be required, but only to the extent an increase in the interest rate floor in the existing Term Loan Facility would cause an increase in the interest rate then in effect thereunder, and in such case the interest rate floor (but not the interest rate margin) applicable to the existing Term Loan Facility may be increased to the extent necessary in respect of such differential between interest rate floors; provided that each basis point increase to the interest rate floor of the Term Loans shall count as one basis point of increase in the interest rate margin to the Term Loans for purposes of eliminating the Excess.
(f)    Amendment. With the consent of the Lenders providing an Incremental Facility, the Borrower and the Administrative Agent (and without the consent of the other Lenders), this Agreement shall be amended in a writing (which may be executed and delivered by the Borrower and the Administrative Agent) to reflect any changes necessary to give effect to such Incremental Facility in accordance with its terms.
(g)    Conflicting Provisions. This Section shall supersede any provisions in Section 2.13 to the contrary.
2.16.    Refinancing Debt.
(a)    Refinancing Facility. The Borrower may, without the consent of any Lender, extend, refinance, renew or replace, in whole or in part, the Loans under any Facility or the Commitments under any revolving Facility with one or more term loan facilities (each, a “Refinancing Term Facility”) or one or more revolving credit facilities (each a “Refinancing Revolving Facility”) not to exceed the Maximum Number of Revolving Facilities (each Refinancing Term Facility and Refinancing Revolving Facility, a “Refinancing Facility”); provided that any such request for an Refinancing Facility shall be in a minimum amount equal to the lesser of (i) $25,000,000 and (ii) the entire amount of any Facility which is being extended, refinanced, renewed or replaced under this Section 2.16.

(b)    Refinancing Facility Lender. A Refinancing Facility may be provided by (i) an existing Lender (but no Lender shall be obligated to provide a commitment in respect of a Refinancing Facility, nor shall the Borrower have any obligation to approach any existing Lenders to provide a commitment in respect of a Refinancing Facility) or (ii) any other Refinancing Facility Lender so long as any such Person is approved by the Administrative Agent and any other Person who would have consent rights pursuant to Section 10.06(b) if such Refinancing Facility Lender was becoming a Revolving Credit Lender or Term Loan Lender, as applicable. Subject to any such consents being received and if not already a party hereto, any such Refinancing Facility Lender may become a party to this Agreement by entering into a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent.
(c)    Closing Date. In connection with any Refinancing Facility, the Administrative Agent and the Borrower shall determine the effective date (the “Refinancing Facility Effective Date”). The Administrative Agent shall promptly notify the Borrower and the Lenders of the principal amount of the Refinancing Facility and the Refinancing Facility Effective Date.
(d)    Conditions to Effectiveness of Refinancing Facility. The effectiveness of each Refinancing Facility shall be subject to the following conditions:
(i)    the aggregate principal amount (or accreted value, if applicable) of any Refinancing Facility will not exceed the outstanding aggregate principal amount (or accreted value, if applicable) of any Facility which it is extending, refinancing, renewing or replacing plus any Permitted Refinancing Increase, unless such additional principal amount would otherwise be permitted pursuant to Section 7.03 and, if applicable, Section 7.01;
(ii)    such Refinancing Facility shall have the same guarantees as, and be secured on a pari passu basis with, the Secured Obligations; provided that the Refinancing Facility may be subject to lesser guarantees or be unsecured or the Liens securing the Refinancing Facility may rank junior to the Liens securing the Revolving Credit Facility and Term Loan Facility;
(iii)    in the event such Refinancing Facility is a Refinancing Term Facility, such Refinancing Facility (A) shall have (1) a final maturity no earlier than the Term Loan Facility Maturity Date and (2) a weighted average life no shorter than that of the Term Loan Facility and (B) shall not have any terms which require it to be voluntarily or mandatorily prepaid prior to the repayment in full of the Term Loans, unless accompanied by at least a ratable payment of the Term Loans;
(iv)    in the event such Refinancing Facility is a Refinancing Revolving Facility, such Refinancing Facility shall have a final maturity no earlier than the Revolving Credit Facility Maturity Date and shall require no amortization or mandatory commitment reduction prior to the Revolving Credit Facility Maturity Date; and
(v)    to the extent such terms and documentation for the Refinancing Facility are not substantially consistent with the applicable Loan Documents, they shall be reasonably satisfactory to the Administrative Agent, unless such terms (A) are more favorable to the Borrower, taken as a whole, than the Loan Documents in respect of the Revolving Credit

Facility, in the case of an Incremental Revolving Facility, or the Term Loan Facility, in the case of the Incremental Term Facility (or the Lenders under the Revolving Credit Facility or Term Loan Facility, as applicable, receive the benefit of the more restrictive terms, which, for avoidance of doubt, may be provided to them without their consent), in each case, as certified by a Responsible Officer of the Borrower in good faith, (B) concern pricing (including interest rates, rate floors, fees, OID or other fees), the amortization schedule and any prepayment premiums applicable to such Refinancing Facility or (C) apply after the Maturity Date.
(e)    Amendment. With the consent of the Lenders providing a Refinancing Facility, the Borrower and the Administrative Agent (and without the consent of the other Lenders), this Agreement shall be amended in a writing (which may be executed and delivered by the Borrower and the Administrative Agent) to reflect any changes necessary to give effect to such Refinancing Facility in accordance with its terms.
(f)    Conflicting Provisions. This Section shall supersede any provisions in Section 2.13 to the contrary.
2.17.    Cash Collateral.
(a)    Sections 2.03, 2.04, 2.05 and 8.02(c) set forth certain additional requirements to deliver Cash Collateral hereunder. For purposes of Sections 2.03, 2.04, 2.05 and 8.02(c), “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the L/C Issuer and the Lenders (including, the Swing Line Lender), as collateral for the L/C Obligations, cash or deposit account balances pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and, if applicable, the L/C Issuer or the Swing Line Lender (which documents are hereby consented to by the Lenders). Derivatives of such term have corresponding meanings. The Borrower, and to the extent provided by any Lender, such Lender, hereby grants to the Administrative Agent, for the benefit of the L/C Issuer and the Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. For the avoidance of doubt, to the extent that any other Person may have a superior or equal claim, by virtue of an intercreditor arrangement, tag along right or any other term in any other document or instrument, to share in any Cash Collateral or other credit support provided pursuant to any of the aforementioned sections of this Agreement, the L/C Issuer, Swing Line Lender or Administrative Agent, as applicable, may take such provisions into account in determining whether Cash Collateral or other credit support is satisfactory. Cash Collateral shall be maintained in blocked deposit accounts at the Administrative Agent.
(b)    Notwithstanding anything to the contrary contained in this Agreement, (i) Cash Collateral or other credit support (and proceeds thereof) provided by any Defaulting Lender pursuant to Sections 2.03 or 2.04 to support the obligations of such Lender in respect of Letters of Credit or Swing Line Loans shall be held and applied, first, to fund the L/C Advances of such Lender, such Lender’s funding of participations in Swing Line Loans, or such Lender’s Applicable Percentage of Revolving Credit Loans that are Base Rate Loans that are used to repay Unreimbursed Amounts, L/C Advances or Swing Line Loans with respect to which such collateral or other credit support was provided, as applicable, and, second, to fund any interest accrued for the benefit of the L/C Issuer or Swing Line Lender pursuant to Sections 2.03(c)(vi)

and 2.04(c)(iii) allocable to such Lender, and (ii) Cash Collateral and other credit support (and proceeds thereof) otherwise provided by or on behalf of any Loan Party under Sections 2.03, 2.04, 2.05(c) or 8.02(c) to support L/C Obligations or Swing Line Loans shall be held and applied, first, to the satisfaction of the specific L/C Obligations, Swing Line Loans or obligations to fund participations therein of the applicable Defaulting Lender for which the Cash Collateral or other credit support was so provided and, second, if remedies under Section 8.02 shall have been exercised, to the application of such collateral or other credit support (or proceeds thereof) to any other Secured Obligations in accordance with Section 8.04.
(c)    Cash Collateral and other credit support (or a portion thereof as provided in clause (2) below) provided under Sections 2.03 or 2.04 in connection with any Lender’s status as a Defaulting Lender shall be released to the Person that provided such collateral or other credit support (except as the L/C Issuer, Swing Line Lender and the Person providing such collateral or other credit support may agree otherwise (as applicable)) promptly following the earlier to occur of (A) the termination of such Lender’s status as a Defaulting Lender or (B) the L/C Issuer’s or Swing Line Lender’s (as applicable) good faith determination, (1) in the case of such Cash Collateral or other credit support provided by or on behalf a Defaulting Lender, that there remain outstanding no L/C Obligations or Swing Line Loans, as applicable, as to which it has actual or potential fronting exposure in relation to such Lender as to which it desires to maintain Cash Collateral or other credit support and (2) in the case of such Cash Collateral or other credit support provided by or on behalf of a Loan Party, that the outstanding L/C Obligations or Swing Line Loans, as applicable, as to which it has actual or potential fronting exposure in relation to such Lender are less than the value of such Cash Collateral or other credit support provided (such release to be provided upon reasonable request from the Borrower to the Administrative Agent and only to the extent of the excess amount of Cash Collateral or other credit support provided); subject, however, to the additional condition that, as to any such collateral or other credit support provided by or on behalf of a Loan Party, no Default or Event of Default shall then have occurred and be continuing.
2.18.    Defaulting Lenders. Notwithstanding anything contained in this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:
(a)    Reallocation of Loan Payments. Any payment or prepayment (i) of any portion of the principal amount of Loans of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise) shall be applied, first, to the Loans of other Lenders as if such Defaulting Lender had no Loans outstanding, until such time as the Outstanding Amount of Revolving Credit Loans of each Lender shall equal its pro rata share thereof based on its Applicable Percentage (without giving effect to Section 2.18(c)), ratably to the Lenders in accordance with their Applicable Percentages of Loans being repaid or prepaid, second, to the then outstanding amounts (including interest thereon) owed under the terms hereof by such Defaulting Lender to the Administrative Agent or (to the extent the Administrative Agent has received notice thereof) to any other Lender, ratably to the Persons entitled thereto, third, to the posting of Cash Collateral in respect of its Applicable Percentage of L/C Obligations and Swing Line Loans, ratably to the L/C Issuer and Swing Line Lender in accordance with their respective applicable fronting exposures, and fourth, the balance, if any, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction, and (ii) of any other amounts thereafter received by the Administrative Agent for the account of such Defaulting Lender (including amounts made available to the Administrative Agent by such Defaulting Lender pursuant to Section 10.08) to have been paid to such Defaulting Lender and applied on behalf of such Defaulting Lender, first, to the liabilities above referred to in item second of clause (i) above, second, to the matters above referred to in item third of clause (i) above, and third, the balance, if any, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction. Any of such amounts as are reallocated pursuant to this Section 2.18(a) that are payable or paid (including pursuant to Section 10.08) to such Defaulting Lender shall be deemed paid to such Defaulting Lender and applied by the Administrative Agent on behalf of such Defaulting Lender, and each Lender hereby irrevocably consents thereto.
(b)    Certain Fees. Such Defaulting Lender (i) shall not be entitled to receive any commitment fee on the unused portion of its Commitment pursuant to Section 2.09(a) for any period during which such Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to such Defaulting Lender in respect of its unused Commitment) and (ii) shall not be entitled to receive any Letter of Credit Fees pursuant to Section 2.03(i) for any period during which such Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to such Defaulting Lender). If any Defaulting Lender’s L/C Obligations are neither cash collateralized nor reallocated pursuant to this Section 2.18, then, without prejudice to any rights or remedies of the L/C Issuer or any Lender hereunder, all fees payable to such Defaulting Lender under Section 2.03 shall be payable to the L/C Issuer until such L/C Obligations are cash collateralized or reallocated.
(c)    Reallocation of Applicable Percentages to Reduce Fronting Exposure. During any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit or Swing Line Loans pursuant to Sections 2.03 and 2.04, the “Applicable Percentage” of each non-Defaulting Lender shall be computed without giving effect to the Commitment of such Defaulting Lender in either the numerator or the denominator; provided, that, in all cases, the obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit or Swing Line Loans shall not exceed the positive difference, if any, between (1) the Commitment of such non-Defaulting Lender and (2) the aggregate Outstanding Amount of the Revolving Credit Loans of such Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all other L/C Obligations (prior to giving effect to such reallocation), plus such Lender’s Applicable Percentage of the Outstanding Amount of all other Swing Line Loans (prior to giving effect to such reallocation). For the avoidance of doubt, this Section 2.18(c) will operate for the benefit of the L/C Issuer and the Swing Line Lender notwithstanding the fact that a Letter of Credit is issued or a Swing Line Loan is made at the time that one or more Defaulting Lenders exist hereunder (regardless of whether the L/C Issuer or the Swing Line Lender has notice thereof). Notwithstanding any provision contained herein to the contrary, during any period in which a Default or Event of Default has occurred and is continuing the provisions of this Section 2.18(c) shall not apply.
A Lender that has become a Defaulting Lender because of an event referenced in the definition of Defaulting Lender may cure such status and shall no longer constitute a Defaulting Lender as a result of such event when (i) such Defaulting Lender shall have fully funded or paid, as applicable, all Loans, participations in respect of Letters of Credit or Swing Line Loans or other amounts required to be funded or paid by it hereunder as to which it is delinquent (together, in each case, with such interest thereon as shall be required to any Person as otherwise provided in this Agreement), (ii) the Administrative Agent and each of the Borrower shall have received a certification by such Defaulting Lender of its ability and intent to comply with the provisions of this Agreement going forward, and (iii) each of (w) the Administrative Agent, (x) the L/C Issuer, (y) the Swing Line Lender and any other Lender as to which a delinquent obligation was owed, and (z) the Borrower, shall have determined (and notified the Administrative Agent) that they are satisfied, in their sole discretion, that such Defaulting Lender intends to continue to perform its obligations as a Lender hereunder and has all approvals required to enable it, to continue to perform its obligations as a Lender hereunder. No reference in this subsection to an event being “cured” shall by itself preclude any claim by any Person against any Lender that becomes a Defaulting Lender for such damages as may otherwise be available to such Person arising from any failure to fund or pay any amount when due hereunder or from any other event that gave rise to such Lender’s status as a Defaulting Lender.
2.19.    Reverse Dutch Auction Repurchases.
(a)    Notwithstanding anything to the contrary contained in this Agreement, the Borrower and its Subsidiaries may at any time and from time to time purchase Term Loans, Incremental Term Loans and Refinancing Term Loans by conducting reverse Dutch auctions (each, an “Auction”) (each Auction to be managed exclusively by the Administrative Agent or another investment bank of recognized standing elected by the Borrower following consultation with the Administrative Agent in accordance with the Auction Procedures (in such capacity, the “Auction Manager”)), so long as the following conditions are satisfied:
(i)    no Default or Event of Default shall have occurred and be continuing at the time of the purchase of any Term Loans, Incremental Term Loans and Refinancing Term Loans in connection with any Auction;
(ii)    the maximum principal amount (calculated on the face amount thereof) of all Term Loans, Incremental Term Loans and Refinancing Term Loans that the Borrower purchases in any such Auction shall be no less than $1 million and whole increments of $500,000 in excess thereof (unless another amount is agreed to by the Administrative Agent and Auction Manager);
(iii)    the aggregate principal amount (calculated on the face amount thereof) of all Term Loans, Incremental Term Loans and Refinancing Term Loans so purchased by the Borrower or its Subsidiaries shall automatically be cancelled and retired by them on the settlement date of the relevant purchase (and may not be resold);
(iv)    the Borrower will promptly advise the Administrative Agent of the total amount of all Term Loans, Incremental Term Loans and Refinancing Term Loans so purchased by the Borrower or its Subsidiaries and the Administrative Agent is authorized to make appropriate entries in the Register to reflect such cancellation and retirement; and
(v)    no more than one Auction may be ongoing at any one time.

(b)    The Borrower shall have no liability to any Lender for any termination of the respective Auction as a result of its failure to satisfy one or more of the conditions set forth above which are required to be met at the time which otherwise would have been the time of purchase of Term Loans, Incremental Term Loans or Refinancing Term Loans pursuant to the respective Auction, and any such failure shall not result in any Default hereunder. With respect to all purchases of Term Loans, Incremental Term Loans and Refinancing Term Loans made by the Borrower pursuant to this Section 2.19, (i) the Borrower shall pay on the settlement date of each such purchase all accrued and unpaid interest (except to the extent otherwise set forth in the relevant offering documents), if any, on the purchased Term Loans, Incremental Term Loans and Refinancing Term Loans up to the settlement date of such purchase and (ii) such purchases (and the payments made by the Borrower or its Subsidiaries and the cancellation of the purchased Term Loans, Incremental Term Loans or Refinancing Loans, in each case, in connection therewith) shall not constitute voluntary or mandatory payments or prepayments for purposes of Sections 2.05 or 2.07.
(c)    The Administrative Agent and the Lenders hereby consent to the Auctions and the other transactions contemplated by this Section 2.19 (provided that no Lender shall have an obligation to participate in any such Auctions) and hereby waive the requirements of any provision of this Agreement (including, without limitation, Sections 2.05, 2.07, 2.12, 2.13 and 10.06, it being understood and acknowledged that purchases of the Term Loans, Incremental Term Loans and Refinancing Term Loans by the Borrower or its Subsidiaries contemplated by this Section 2.19 shall not constitute Investments by the Borrower) that may otherwise prohibit any Auction or any other transaction contemplated by this Section 2.19. The Auction Manager acting in its capacity as such hereunder shall be entitled to the benefits of the provisions of Article IX and Section 10.04 mutatis mutandis as if each reference therein to the “Administrative Agent” were a reference to the Auction Manager, and the Administrative Agent shall cooperate with the Auction Manager as reasonably requested by the Auction Manager in order to enable it to perform its responsibilities and duties in connection with each Auction.
2.20.    Open Market Repurchases.
(a)    Notwithstanding anything to the contrary contained in this Agreement, the Borrower and its Subsidiaries may at any time and from time to time make open market purchases of Term Loans, Incremental Term Loans and Refinancing Term Loans (each, an “Open Market Purchase”), so long as no Default or Event of Default shall have occurred and be continuing on the time of such Open Market Purchase.
(b)    The aggregate principal amount (calculated on the face amount thereof) of all Term Loans, Incremental Term Loans and Refinancing Term Loans so purchased by the Borrower or its Subsidiaries shall automatically be cancelled and retired by them on the settlement date of the relevant purchase (and may not be resold).
(c)    The Borrower will promptly advise the Administrative Agent of the total amount of all Term Loans, Incremental Term Loans and Refinancing Term Loans so purchased by the Borrower or its Subsidiaries and the Administrative Agent is authorized to make appropriate entries in the Register to reflect such cancellation and retirement.

(d)    With respect to all purchases of Term Loans, Incremental Term Loans and Refinancing Term Loans made by the Borrower pursuant to this Section 2.20, (i) the Borrower or its Subsidiaries shall pay on the settlement date of each such purchase all accrued and unpaid interest, if any, on the purchased Term Loans, Incremental Term Loans and Refinancing Term Loans up to the settlement date of such purchase (except to the extent otherwise set forth in the relevant purchase document as agreed by the respective selling Lender) and (ii) such purchases (after the payments made by the Borrower or its Subsidiaries and the cancellation of the purchased Term Loans, Incremental Term Loans and Refinancing Term Loans, in each case in connection therewith) shall not constitute voluntary or mandatory payments or prepayments for purposes of Sections 2.05, or 2.07.
(e)    The Administrative Agent and the Lenders hereby consent to the Open Market Purchases contemplated by this Section 2.20 and hereby waive the requirements of any provision of this Agreement (including, without limitation, Sections 2.05, 2.07, 2.12, 2.13 and 10.06, it being understood and acknowledged that purchases of the Term Loans, Incremental Term Loans and Refinancing Term Loans by the Borrower or its Subsidiaries contemplated by this Section 2.20 shall not constitute Investments by the Borrower or its Subsidiaries) that may otherwise prohibit any Open Market Purchase by this Section 2.20.
ARTICLE III.
TAXES, YIELD PROTECTION AND ILLEGALITY

3.01.    Taxes.
(a)    Payments Free of Taxes. Any and all payments by or on behalf of any Loan Party hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes, provided that if any Indemnified Taxes or Other Taxes are required to be withheld or deducted from such payments (as reasonably determined in good faith by the applicable withholding agent), then (i) the sum payable by the applicable Loan Party shall be increased as necessary so that after making all required deductions (after payment of all Indemnified Taxes) the Administrative Agent, Lender or L/C Issuer, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made and (ii) if a Loan Party is the withholding agent, it shall make such deductions and timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.
(b)    Payment of Other Taxes by the Borrower. Without duplication of any obligation set forth in subsection (a) above, the Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.
(c)    Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent, each Lender and the L/C Issuer for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Administrative Agent, such Lender or the L/C Issuer, as the case may be, on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document, and any penalties and interest arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the L/C Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the L/C Issuer, shall be conclusive absent manifest error.
(d)    Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by any Loan Party to a Governmental Authority, the applicable Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(e)    Status of Lenders. Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is resident for tax purposes, or any treaty to which such jurisdiction is a party, with respect to payments hereunder or under any other Loan Document shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law and reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.
Each Lender that is a “United States person” as defined in section 7701(a)(30) of the Code that has not otherwise established to the reasonable satisfaction of the Borrower and Administrative Agent (or, in the case of a Participant purchasing its participation from a Foreign Lender, to the Lender from which the related participation shall have been purchased) that it is an exempt recipient (as defined in section 6049(b)(4) of the Code and the regulations thereunder) shall deliver to the Borrower and Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter as prescribed by applicable law or upon the reasonable request of the Borrower or Administrative Agent), two duly completed and executed copies of IRS Form W-9.
Without limiting the generality of the foregoing, in the event that the Borrower is resident for tax purposes in the United States, any Foreign Lender holding any Loan to the Borrower shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Borrower or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), two copies of whichever of the following is applicable or any subsequent version thereof or successor thereto:
(i)    duly completed and executed copies of IRS Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States is a party,

(ii)    duly completed and executed copies of IRS Form W-8ECI or IRS Form W-8IMY, as applicable, relating to all payments to be received by such Foreign Lender hereunder or under any other Loan Document,
(iii)    in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not (A) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code and (y) duly completed copies of IRS Form W-8BEN, or
(iv)    any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in United States Federal withholding tax duly completed and executed together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower to determine the withholding or deduction required to be made.
If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times as reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for the purposes of this paragraph, “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
In the event that, pursuant to Section 10.06(d), a Participant is claiming the benefits of this Section 3.01, such Participant shall provide the forms required above, as if it were a Lender, to the Lender from which the related participation was purchased, and if such Lender is a Foreign Lender, such Lender shall, promptly upon receipt thereof (but in no event later than the next scheduled payment under this Agreement) (i) forward such documentation to the Borrower and the Administrative Agent, together with two duly completed and executed copies of IRS Form W-8IMY, or (ii) provide the Borrower and the Administrative Agent with two duly completed and executed copies of IRS Form W-8IMY certifying that such Lender is a “qualified intermediary.”
Without limiting the obligations of the Lenders set forth above regarding delivery of certain forms and documents to establish each Lender’s status for U.S. withholding tax purposes, each Lender agrees promptly to deliver to the Administrative Agent or the Borrower, as the Administrative Agent or the Borrower shall reasonably request, on or prior to the Closing Date, and in a timely fashion thereafter (including upon the expiration or obsolescence of any such forms or documents and promptly after the occurrence of any event requiring a change from the most recent forms previously delivered), such other documents and forms as would reduce or avoid any Indemnified Taxes in respect of all payments to be made to such Lender outside of the U.S. by the Borrower pursuant to this Agreement or otherwise to establish such Lender’s status for withholding tax purposes in such other jurisdiction. Each Lender shall promptly (i) notify the Administrative Agent of any change in circumstances which would modify or render invalid any such claimed exemption or reduction, and (ii) take such steps as shall not be materially disadvantageous to it (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws of any such jurisdiction that the Borrower make any deduction or withholding for taxes from amounts payable to such Lender.
Notwithstanding the foregoing, no Lender nor any Participant shall be required to deliver any form or other document under this Section 3.01(e) that it is not legally entitled to deliver.
(f)    Treatment of Certain Refunds. If the Administrative Agent, any Lender or the L/C Issuer receives a refund with respect to Indemnified Taxes or Other Taxes paid by the Borrower, which in the reasonable discretion and good faith judgment of such Administrative Agent, Lender or L/C Issuer is allocable to such payment, it shall promptly pay such refund to the extent allocable to payment of Indemnified Taxes or Other Taxes to the Borrower, net of all out-of-pocket expenses of such Administrative Agent, Lender or L/C Issuer incurred in obtaining such refund; provided, however, that the Borrower agrees to promptly return such amount, net of any incremental additional costs, to the applicable Administrative Agent, Lender or L/C Issuer, as the case may be, if it receives notice from the applicable Administrative Agent, Lender or L/C Issuer that such Administrative Agent, Lender or L/C Issuer is required to repay such refund to the relevant Governmental Authority. Notwithstanding anything to the contrary in this paragraph (f), in no event will the Administrative Agent, any Lender or the L/C Issuer be required to pay any amount to the Borrower pursuant to this paragraph (f) the payment of which would place the Administrative Agent, any Lender or the L/C Issuer in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require the Administrative Agent, any Lender or the L/C Issuer to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrower or any other Person.
3.02.    Illegality. If any Lender determines that as a result of any Change in Law it becomes unlawful, or that any Governmental Authority asserts that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Eurocurrency Rate Loans (whether denominated in Dollars or an Alternative Currency) or BBSY Loans, or to determine or charge interest rates based upon the Eurocurrency Rate or BBSY Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars or any Alternative Currency in the applicable interbank market, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, (a) any obligation of such Lender to make or continue Eurocurrency Rate Loans or BBSY Loans in the affected currency or currencies or, in the case of Eurocurrency Rate Loans in Dollars, to convert Base Rate Loan to Eurocurrency Rate Loans, shall be suspended and (b) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Eurocurrency Rate component of the Base Rate, the interest rate on Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurocurrency Rate component of the Base Rate, in each case, until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (i) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable and such Loans are denominated in Dollars, convert all such Eurocurrency Rate Loans of such Lender to Base Rate Loans (the interest rate on Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurodollar Rate component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurocurrency Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurocurrency Rate Loans and (ii) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Eurocurrency Rate, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Eurocurrency Rate component thereof until the Administrative Agent is advised in writing by such Lender, which it shall do as promptly as possible, that it is no longer illegal for such Lender to determine or charge interest rates based upon the Eurodollar Rate. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted.
3.03.    Inability to Determine Rates. If the Required Lenders determine that for any reason in connection with any request for a Eurocurrency Rate Loan or a BBSY Loan or a conversion to or continuation thereof that (a) adequate and reasonable means do not exist for determining the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan or the BBSY Rate for any requested Interest Period with respect to a proposed BBSY Loan (whether denominated in Dollars or an Alternative Currency), or (b) the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan or BBSY Rate for any requested Interest Period with respect to a proposed BBSY Loan does not adequately and fairly reflect the cost to such Lenders of funding such Eurocurrency Rate Loan or BBSY Loan, as applicable, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (i) the obligation of the Lenders to make or maintain Eurocurrency Rate Loans or BBSY Loans in the affected currency or currencies shall be suspended and (ii) in the event of a determination described in the preceding sentence with respect to the Eurocurrency Rate component of the Base Rate, the utilization of the Eurocurrency Rate component in determining the Base Rate shall be suspended, in each case, until the Administrative Agent (upon the instruction of the Required Lenders, who agree to so instruct the Administrative Agent once the circumstances giving rise to the inability ability to determine rates no longer exist) revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans or BBSY Loans in the affected currency or currencies or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.

3.04.    Increased Costs; Reserves on Eurocurrency Rate Loans.
(a)    Increased Costs Generally. If any Change in Law shall:
(i)    impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except (A) any reserve requirement reflected in the Eurocurrency Rate contemplated by Section 3.04(e) and (B) the requirements of the Bank of England and the Financial Services Authority or the European Central Bank reflected in the Mandatory Cost, other than as set forth below) or the L/C Issuer; or
(ii)    impose on any Lender or the L/C Issuer or the London interbank market any other condition, cost or expense affecting this Agreement or Eurocurrency Rate Loans made by such Lender or any Letter of Credit or participation therein (other than Indemnified Taxes and Other Taxes addressed by Section 3.01 and Excluded Taxes);
and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurocurrency Rate Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon written request of such Lender or the L/C Issuer setting forth in reasonable detail such increased costs, the Borrower will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered; provided that before making any such demand, each Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be materially disadvantageous to it, in its reasonable discretion, in any legal, economic or regulatory manner) to designate a different Eurocurrency lending office if the making of such designation would allow the Lender or its Eurocurrency lending office to continue to perform its obligation to make Eurocurrency Rate Loans or to continue to fund or maintain Eurocurrency Rate Loans and avoid the need for, or reduce the amount of, such increased cost.
(b)    Capital Requirements. If any Lender or the L/C Issuer reasonably determines that any Change in Law affecting such Lender or the L/C Issuer or any Lending Office of such Lender or such Lender’s or the L/C Issuer’s holding company, if any, regarding capital requirements has the effect of reducing the rate of return on such Lender’s or the L/C Issuer’s capital or on the capital of such Lender’s or the L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the L/C Issuer, to a level below that which such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the L/C Issuer’s policies and the policies of such Lender’s or the L/C Issuer’s holding company with respect to capital adequacy), then from time to time, after submission to the Borrower (with a copy to the Administrative Agent) of a written request therefor setting forth in reasonable detail the change and the calculation of such reduced rate of return, the Borrower will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company for any such reduction suffered.
(c)    Certificates for Reimbursement. A certificate of a Lender or the L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or the L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section, describing the basis therefor and showing the calculation thereof in reasonable detail, and delivered to the Borrower shall be conclusive, absent manifest error. The Borrower shall pay such Lender or the L/C Issuer, as the case may be, the amount shown as due on any such certificate within 30 days after receipt thereof.
(d)    Delay in Requests. Failure or delay on the part of any Lender or the L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender’s or the L/C Issuer’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or the L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than 90 days prior to the date that such Lender or the L/C Issuer, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 90-day period referred to above shall be extended to include the period of retroactive effect thereof).
(e)    Additional Reserve Requirements. The Borrower shall pay to each Lender, (i) as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as “Eurocurrency liabilities”), additional interest on the unpaid principal amount of each Eurocurrency Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as reasonably determined by such Lender in good faith, which determination shall be conclusive, absent manifest error), and (ii) as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any other central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Eurocurrency Rate Loans, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Commitment or Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive, absent manifest error), which in each case shall be due and payable on each date on which interest is payable on such Loan, provided the Borrower shall have received at least 10 Business Days’ prior notice (with a copy to the Administrative Agent) of such additional interest or costs from such Lender describing the basis therefor and showing the calculation thereof, in each case, in reasonable detail. If a Lender fails to give notice 10 Business Days prior to the relevant Interest Payment Date, such additional interest or costs shall be due and payable within 30 days from receipt of such notice.
(f)    Certain Rules Relating to the Payment of Additional Amounts. If any Lender requests compensation pursuant to this Section 3.04, or the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, such Lender shall either (A) forego payment of such additional amount from the Borrower or (B) reasonably afford the Borrower the opportunity to contest, and reasonably cooperate with the Borrower in contesting, the imposition of any Indemnified Taxes or Other Taxes or other amounts giving rise to such payment; provided that the Borrower shall reimburse such Lender for its reasonable and documented out-of-pocket costs, including reasonable and documented attorneys’ and accountants’ fees and disbursements incurred in so cooperating with the Borrower in contesting the imposition of such Indemnified Taxes or Other Taxes or other amounts.
3.05.    Compensation for Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:
(a)    any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);
(b)    any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower;
(c)    any failure by the Borrower to make payment of any Loan or drawing under any Letter of Credit (or interest due thereon) denominated in an Alternative Currency or its scheduled due date or any payment thereof in a different currency; or
(d)    any assignment of a Eurocurrency Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 10.13;
including any foreign exchange losses and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan, from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract, but excluding any loss of anticipated profits. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.
For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurocurrency Rate Loan made by it at the Eurocurrency Rate used in determining the Eurocurrency Rate for such Loan by a matching deposit or other borrowing in the offshore interbank market for such currency for a comparable amount and for a comparable period, whether or not such Eurocurrency Rate Loan was in fact so funded.
3.06.    Mitigation Obligations; Replacement of Lenders.
(a)    Designation of a Different Lending Office. If any Lender requests compensation under Section 3.04, or the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then such Lender shall (i) use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (A) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (B) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender and (ii) promptly inform the Borrower and Administrative Agent when the circumstances giving rise to the applicability of such Sections no longer exists. The Borrower hereby agrees to pay all reasonable and documented costs and expenses incurred by any Lender in connection with any such designation or assignment.
(b)    Replacement of Lenders. If any Lender requests compensation under Section 3.04, if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, if any Lender gives a notice pursuant to Section 3.02 or if any Lender is at such time a Defaulting Lender, then the Borrower may replace such Lender in accordance with Section 10.13.
3.07.    Survival. The Borrower’s obligations under this Article III shall survive termination of the Aggregate Commitments and repayment of all other Obligations hereunder.
ARTICLE IV.
CONDITIONS PRECEDENT
4.01.    Closing Date. The effectiveness of this Agreement is subject to satisfaction of the following conditions precedent:
(a)    The Administrative Agent’s receipt of the following, each of which shall be (w) originals, telecopies or electronic copies (followed promptly by originals), (x) properly executed by a duly authorized officer of the signing Loan Party, if and as applicable, (y) dated on or before the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and (z) in form and substance reasonably satisfactory to the Administrative Agent:
(i)    executed counterparts of this Agreement from the parties thereto and of the Guaranty from each of the Guarantors;
(ii)    Notes executed by the Borrower in favor of each Lender requesting Notes;
(iii)    (A) the Pledge Agreement - PIC and (B) the Pledge Agreement - Gib, in each case, duly executed by each party thereto, together with:
(1)    to the extent that any Capital Stock pledged pursuant to either Pledge Agreement is certificated and required to be delivered thereunder, stock certificates for such Capital Stock accompanied by undated stock powers or instruments of transfer executed in blank,
(2)    financing statements in form appropriate for filing in the Office of the Secretary of State of the State of Delaware with respect to the collateral pledged pursuant to the Pledge Agreement - PIC and the applicable filing office in the District of Columbia with respect to the Pledge Agreement - Gib in order to perfect the Liens created under the Security Documents, and
(3)    results of recent lien searches (or their equivalent under the Laws of Gibraltar) with respect to Peabody Investments Corp. and Peabody Holdings (Gibraltar) Limited in those jurisdictions where such Persons are organized and the District of Columbia with respect to Peabody Holdings (Gibraltar) Limited;

(iv)    such certificates of resolutions or other action, incumbency certificates and/or other certificates of duly authorized officers of each Loan Party and each Restricted Subsidiary party to a Loan Document, in each case, as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each officer of each Loan Party or Restricted Subsidiary executing the Loan Documents to which each Loan Party or Restricted Subsidiary is a party (which may be substantially in the same form as those items delivered on the closing date of the Existing Credit Agreement where applicable);
(v)    such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;
(vi)    the executed opinion of Simpson Thacher & Bartlett LLP, counsel to the Borrower and special New York counsel to the other Loan Parties, addressed to the Administrative Agent and each Lender, as to the matters set forth in Exhibit H-1;
(vii)    the executed opinion of in-house counsel to the other Loan Parties, addressed to the Administrative Agent and each Lender, as to the matters set forth in Exhibit H-2;
(viii)    the executed opinion of Triay Stagnetto Neish, special Gibraltar counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to the matters set forth in Exhibit H-3;
(ix)    the executed opinion of Jackson Kelly PLLC, special Indiana counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to the matters set forth in Exhibit H-4;
(x)    the executed opinion of Thompson Coburn, special Illinois counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to the matters set forth in Exhibit H-5;
(xi)    a certificate of a Responsible Officer either (A) attaching copies of all material consents, licenses and approvals required in connection with the execution, delivery and performance by each Loan Party and the validity against such Loan Party of the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect or (B) stating that no such consents, licenses or approvals are so required;
(xii)    for the Borrower and its Subsidiaries, Audited Financial Statements for the fiscal year ended December 31, 2012 and unaudited quarterly statements for each fiscal quarter of 2013 ended at least 45 days prior to the Closing Date and financial projections through the fiscal year 2018;
(xiii)    a certificate signed by a Responsible Officer of the Borrower certifying (A) that the conditions specified in Section 4.02(a) and (b) have been satisfied, and (B) that there has not occurred since December 31, 2012, any event or condition that has had or would be reasonably expected to have a material adverse change in the business, assets, operations or financial condition of the Borrower and its Restricted Subsidiaries, taken as a whole; and
(xiv)    evidence that each of the Fee Letters has been executed and delivered to the applicable Arranger.
(b)    The Administrative Agent shall have received reasonably satisfactory evidence that all amounts payable in respect of the Existing Credit Agreement and the 2011 Term Loan Agreement outstanding on the Closing Date (including all accrued and unpaid interest, fees, expenses, invoiced breakage fees and related costs and expenses payable under the Existing Credit Agreement and the 2011 Term Loan Agreement in respect of the period prior to the Closing Date) shall have been paid in full and all commitments thereunder have been terminated, except with respect to the Existing Letters of Credit which shall be converted into L/C Obligations hereunder.
(c)    The Organizational Documents of Peabody Investments (Gibraltar) Limited shall have been validly amended in a manner reasonably satisfactory to the Administrative Agent to remove restrictions that may interfere with the enforcement of the pledge of the Capital Stock of Peabody Investments (Gibraltar) Limited granted in favor of the Administrative Agent pursuant to the Pledge Agreement - Gib, including, without limitation, any requirement that special majority approval of the holders of such Capital Stock is required for the removal of the directors of Peabody Investments (Gibraltar) Limited, any restriction that precludes the grant or existence of the Lien created pursuant to the Pledge Agreement - Gib on such pledged Capital Stock, any discretionary right of the directors of Peabody Investments (Gibraltar) Limited to refuse a transfer of such pledged Capital Stock in connection with the enforcement of such pledge and any pre-emptive right of existing holders of such pledged Capital Stock that would preclude the enforcement of such pledge.
(d)    Peabody IC Funding Corp. shall have been released as a guarantor under any Senior Indenture in which it acts as a guarantor of the obligations thereunder.
(e)    Any fees required to be paid on or before the Closing Date to the Administrative Agent, the Arrangers or the Lenders under this Agreement, the Fee Letters or otherwise in connection with the Facilities shall have been paid and, unless waived by the Administrative Agent, the Arrangers or the Lenders, as applicable, and to the extent invoiced at least two Business Days prior to the Closing Date, the Borrower shall have paid all reasonable and documented expenses of the Arrangers or the Lenders (including the reasonable and documented fees and expenses of counsel to the Administrative Agent, plus such additional amounts of such reasonable and documented fees and expenses (including filing fees in respect of collateral) as shall constitute its reasonable estimate of such fees and expenses incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).
(f)    The Administrative Agent shall have received all documentation and other information required by regulatory authorities with respect to the Borrower and the other Loan Parties under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act, that has been requested by the Arrangers at least five Business Days prior to the Closing Date.
Without limiting the generality of the provisions of Section 9.04, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.
4.02.    Conditions to all Credit Extensions. The obligation of each Lender to honor any Request for Credit Extension (other than a Borrowing Notice requesting only a conversion of Term Loans or Revolving Credit Loans to the other Type or a continuation of Eurocurrency Rate Loans or BBSY Loans) is subject to the following conditions precedent:
(a)    The representations and warranties of (i) the Borrower contained in Article V and (ii) each Loan Party contained in each other Loan Document or in any document required to be furnished at any time thereunder, shall be true and correct in all material respects on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Section 4.02, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01.
(b)    No Default or Event of Default shall exist, or would result immediately, from such proposed Credit Extension or the application of the proceeds thereof.
(c)    The Administrative Agent and, if applicable, the L/C Issuer or the Swing Line Lender, shall have received a Request for Credit Extension in accordance with the requirements hereof.
(d)    In the case of a Credit Extension to be denominated in an Alternative Currency, there shall not have occurred any Change in Law which in the reasonable opinion of the Administrative Agent, the Required Revolving Lenders (in the case of any Loans to be denominated in an Alternative Currency) or the L/C Issuer (in the case of any Letter of Credit to be denominated in an Alternative Currency) would prohibit such Credit Extension to be denominated in the relevant Alternative Currency.
It is understood, for avoidance of doubt, that each Credit Extension made in connection with the effectiveness of any Incremental Commitments or Incremental Facility, the proceeds of which are used to consummate a Permitted Acquisition, will be subject to the conditions set forth in clauses (a) and (b) only to the extent specified in Sections 2.14(c) or 2.15(d)(i).
Each Request for Credit Extension (other than a Borrowing Notice requesting only a conversion of Term Loans or Revolving Credit Loans to the other Type or a continuation of Eurocurrency Rate Loans) submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Section 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.
ARTICLE V.
REPRESENTATIONS AND WARRANTIES
The Borrower represents and warrants to the Administrative Agent and the Lenders that:
5.01.    Existence, Qualification and Power. Each Loan Party (a) (i) is duly organized or formed and validly existing and (ii) is in good standing under the Laws of the jurisdiction of its incorporation or organization, if such legal concept is applicable in such jurisdiction, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified and is licensed, and the Borrower is in good standing (to the extent good standing is an applicable legal concept in the relevant jurisdiction), under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (a)(ii), (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.
5.02.    Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is a party, (a) have been duly authorized by all necessary corporate or other organizational action and (b) do not and will not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of, any Lien (except for any Liens that may arise under the Loan Documents) under, or require any payment to be made under (A) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject or (C) any arbitral award to which such Person or its property is subject; or (iii) violate any Law binding on such Loan Party, except in each case referred to in clause (b)(ii) or (b)(iii) to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.
5.03.    Governmental Authorization. (a) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority and (b) no material approval, consent, exemption, authorization, or other action by, or notice to, or filing with any other Person, in each case, is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, except for those approvals, consents, exemptions, authorizations or other actions which have already been obtained, taken, given or made and are in full force and effect.

5.04.    Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other Laws relating to or affecting creditors' rights generally, general principles of equity, regardless of whether considered in a proceeding in equity or at law and an implied covenant of good faith and fair dealing.
5.05.    Financial Statements; No Material Adverse Effect.
(a)    The Audited Financial Statements-2012 of the Borrower and its Subsidiaries (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein and (ii) fairly present in all material respects the financial condition of the Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein.
(b)    The unaudited consolidated balance sheet of the Borrower and its Subsidiaries dated March 31, 2013 and June 30, 2013 and the related consolidated statements of income or operations, shareholders’ equity and cash flows for the fiscal quarters ended on such dates (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present in all material respects the financial condition of the Borrower and its Subsidiaries as of such dates and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments.
(c)    Since the date of the Audited Financial Statements-2012, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.
(d)    The financial projections delivered pursuant to Section 4.01(a)(xii) were prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable in light of the conditions existing at the time of delivery of such forecasts (it being understood that any such information is subject to significant uncertainties and contingencies, many of which are beyond the Borrower’s control, and that no assurance can be given that the future developments addressed in such information can be realized).
5.06.    Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrower threatened, at law, in equity, by or before any Governmental Authority, by or against the Borrower or any of its Restricted Subsidiaries or against any of their properties or revenues that (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby, or (b) except as specifically disclosed in public filings prior to the date hereof, as to which there is a reasonable possibility of an adverse determination and that could reasonably be expected to have a Material Adverse Effect.

5.07.    No Default. None of the Borrower or any of its Restricted Subsidiaries is in default under or with respect to any Contractual Obligation that could reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.
5.08.    Ownership of Property. The Borrower and its Restricted Subsidiaries have good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not reasonably be expected to have a Material Adverse Effect.
5.09.    Environmental Compliance. Except as disclosed in the Borrower’s most recent annual and quarterly reports filed with the SEC or on Schedule 5.09, or as otherwise could not reasonably be expected to have a Material Adverse Effect:
(a)    The facilities and properties currently or formerly owned, leased or operated by the Borrower, or any of its respective Restricted Subsidiaries (the “Properties”) do not contain any Hazardous Materials in amounts or concentrations which (i) constitute a violation of, or (ii) could reasonably be expected to give rise to liability under, any applicable Environmental Law.
(b)    None of the Borrower, nor any of its respective Restricted Subsidiaries has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding compliance with or liability under Environmental Laws with regard to any of the Properties or the business operated by the Borrower, or any of its Restricted Subsidiaries (the “Business”), or any prior business for which the Borrower has retained liability under any Environmental Law.
(c)    Hazardous Materials have not been transported or disposed of from the Properties in violation of, or in a manner or to a location which could reasonably be expected to give rise to liability under, any applicable Environmental Law, nor have any Hazardous Materials been generated, treated, stored or disposed of at, or under any of the Properties in violation of, or in a manner that could reasonably be expected to give rise to liability under, any applicable Environmental Law.
(d)    No judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrower, threatened under any Environmental Law to which the Borrower, or any of its Restricted Subsidiaries is or, to the knowledge of the Borrower, will be named as a party or with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other similar administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business.
(e)    There has been no release or threat of release of Hazardous Materials at or from the Properties, or arising from or related to the operations of the Borrower, or any of its Restricted Subsidiaries in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could reasonably be expected to give rise to liability under any applicable Environmental Laws.

(f)    The Properties and all operations at the Properties are in compliance with all applicable Environmental Laws.
(g)    The Borrower, and each of its Restricted Subsidiaries has obtained, and is in compliance with, all Environmental Permits required for the conduct of its businesses and operations, and the ownership, occupation, operation and use of its Property, and all such Environmental Permits are in full force and effect.
5.10.    Insurance. The properties of the Borrower and its Restricted Subsidiaries are insured with financially sound and reputable insurance companies which may be Affiliates of the Borrower, in such amounts (after giving effect to any self-insurance compatible with the following standards), with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower or the applicable Restricted Subsidiary operates.
5.11.    Taxes. The Borrower and its Restricted Subsidiaries have filed all applicable US Federal, state, foreign and other material tax returns and reports required to be filed, and have paid all US Federal, state, foreign and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable (other than those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP), except where failure to do any of the foregoing could not reasonably be expected to result in a Material Adverse Effect; no material tax Lien has been filed which would not be permitted under Section 7.01 and, to the knowledge of the Borrower, no material claim is being asserted, with respect to any material tax, fee or other charge which could reasonably be expected to result in a Material Adverse Effect.
5.12.    ERISA Compliance. Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect:
(a)    Each Plan is in material compliance in all respects with the applicable provisions of ERISA, the Code and other Federal or state Laws (except that with respect to any Multiemployer Plan which is a Plan, such representation is deemed made only to the knowledge of the Borrower), and each Foreign Plan is in material compliance in all respects with the applicable provisions of Laws applicable to such Foreign Plan.
(b)    There has been no nonexempt “prohibited transaction” (as defined in Section 406 of ERISA) or violation of the fiduciary responsibility rules with respect to any Plan.
(c)     (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; and (iii) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.
5.13.    Subsidiaries. As of the Closing Date, the Borrower has no Subsidiaries other than those specifically disclosed in Schedule 5.13.

5.14.    Margin Regulations; Investment Company Act.
(a)    The Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock.
(b)    None of the Borrower, any Person Controlling the Borrower, or any Restricted Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940.
5.15.    Disclosure. No report, financial statement, certificate or other information furnished in writing by any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document, taken as whole with any other information furnished or publicly available, contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading as of the date when made or delivered; provided that, with respect to any forecast, projection or other statement regarding future performance, future financial results or other future developments, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time such information was prepared (it being understood that any such information is subject to significant uncertainties and contingencies, many of which are beyond the Borrower’s control, and that no assurance can be given that the future developments addressed in such information can be realized).
5.16.    Compliance with Laws. The Borrower and each Restricted Subsidiary is in compliance in all material respects with the requirements of all Laws (including any zoning, building, ordinance, code or approval or any building or mining permits and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.
5.17.    Anti-Corruption; Sanctions; Terrorism Laws.
(a)    None of the Borrower, any Restricted Subsidiary nor, to the knowledge of the Borrower, any director, officer, agent or employee of the Borrower or any Restricted Subsidiary is (i) a person on the list of “Specially Designated Nationals and Blocked Persons” or (ii) currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Borrower will not directly or, to the knowledge of the Borrower, indirectly use the proceeds of the Loans, for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC, except to the extent licensed or otherwise approved by OFAC.
(b)    The Borrower and each Restricted Subsidiary is in compliance, in all material respects, with the (i) Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (ii) the USA PATRIOT Act (Title III of Pub. L. 107-56), as amended (the “PATRIOT Act”).
(c)    No part of the proceeds of any Loan will be used, directly or, to the knowledge of the Borrower, indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended (“FCPA”).
5.18.    Intellectual Property; Licenses, Etc. The Borrower and its Restricted Subsidiaries own, or possess the right to use, all of the trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights (collectively, “IP Rights”) that are reasonably necessary for the operation of their respective businesses, except where the failure to own or possess the right to use such IP Rights could not reasonably be expected to have a Material Adverse Effect. To the best knowledge of the Borrower, the use of such IP Rights by the Borrower or any Restricted Subsidiary does not infringe upon any rights held by any other Person except for any infringement that could not reasonably be expected to have a Material Adverse Effect. Except as specifically disclosed in Schedule 5.18, no claim or litigation regarding any of the foregoing is pending or, to the best knowledge of the Borrower, threatened, which could reasonably be expected to have a Material Adverse Effect.
5.19.    Perfection of Security Interest and Status of Liens. Each Pledge Agreement is effective to create in favor of the Administrative Agent (for the benefit of the Lenders), a legal, valid and enforceable security interest in the pledged securities described in such Pledge Agreement and such Pledge Agreement shall constitute, to the extent of the pledged securities so delivered, a fully perfected security interest in all right, title and interest of the Lenders therein as security for the Secured Obligations, in each case prior and superior in right to any other Person, other than with respect to non-consensual Liens having priority by operation of law or pari passu permitted Liens under Sections 7.01(t) and 7.01(u) of this Agreement.
ARTICLE VI.
AFFIRMATIVE COVENANTS
Until Payment in Full, the Borrower shall, and shall (except in the case of the covenants set forth in Section 6.01, 6.02, and 6.03) cause each of its respective Restricted Subsidiaries to:
6.01.    Financial Statements. Deliver to the Administrative Agent and each Lender, in form and detail reasonably satisfactory to the Administrative Agent:
(a)    as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower (commencing with the fiscal year ended December 31, 2013) a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP; such consolidated statements shall be audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit; and
(b)    as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower (commencing with the fiscal quarter ended September 30, 2013), a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such fiscal quarter and for the portion of the Borrower’s fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail; such consolidated statements shall be certified by a Responsible Officer of the Borrower as fairly presenting in all material respects the financial condition, results of operations, changes in shareholders’ equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes.
As to any information contained in materials furnished pursuant to Section 6.02(d), the Borrower shall not be separately required to furnish such information under clause (a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Borrower to furnish the information and materials described in clauses (a) and (b) above at the times specified therein.
6.02.    Certificates; Other Information. Deliver to the Administrative Agent, in form and detail reasonably satisfactory to the Administrative Agent:
(a)    concurrently with the delivery of the financial statements referred to in Section 6.01(a), a certificate of its independent certified public accountants reporting on such financial statements stating that in performing their audit nothing came to their attention that caused them to believe the Borrower failed to comply with the financial covenants set forth in Section 7.11, except as specified in such certificate;
(b)    concurrently with the delivery of the financial statements referred to in Section 6.01(a) and (b) (commencing with the delivery of the financial statements for the fiscal quarter ended June 30, 2010), a duly completed Compliance Certificate signed by a Responsible Officer of the Borrower, which shall include detailed computations of the financial covenants;
(c)    promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Borrower, and copies of all annual, regular, periodic and special reports and registration statements which the Borrower may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Administrative Agent pursuant hereto;
(d)    promptly, such additional information regarding the business, financial or corporate affairs of the Borrower or any Subsidiary, or compliance with the terms of the Loan

Documents, as the Administrative Agent or any Lender may from time to time reasonably request; and
(e)    not later than 60 days after the end of each fiscal year of the Borrower, a copy of summary projections by the Borrower of the operating budget and cash flow budget of the Borrower and its Subsidiaries for the succeeding fiscal year, such projections to be accompanied by a certificate of a Responsible Officer to the effect that such projections have been prepared based on assumptions believed by the Borrower to be reasonable (it being understood that any such information is subject to significant uncertainties and contingencies, many of which are beyond the Borrower’s control, and that no assurance can be given that the future developments addressed in such information can be realized).
Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(c) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 10.02; (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); or (iii) on which such documents are filed for public availability on the SEC’s Electronic Data Gathering and Retrieval system.
The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arrangers will make available to the Lenders and the L/C Issuer materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrower or its securities) (each, a “Public Lender”). The Borrower hereby agrees that so long as the Borrower is the issuer of any outstanding debt or equity securities that are registered or issued pursuant to a private offering or is actively contemplating issuing any such securities (a) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (b) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Arrangers, the L/C Issuer and the Lenders to treat the Borrower Materials as not containing any material non-public information with respect to the Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent the Borrower Materials constitute Information, they shall be treated as set forth in Section 10.07); (c) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor;” and (d) the Administrative Agent and the Arrangers shall be entitled to treat the Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.” Notwithstanding the foregoing, the Borrower shall not be under any obligation to mark the Borrower Materials “PUBLIC.” In connection with the foregoing, each party hereto acknowledges and agrees that the foregoing provisions are not in derogation of their confidentiality obligations under Section 10.07.

6.03.    Notices. Notify the Administrative Agent:
(a)    promptly, of the occurrence of any Default or Event of Default;
(b)    promptly, of any event which could reasonably be expected to have a Material Adverse Effect;
(c)    of the occurrence of any ERISA Event that, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, as soon as possible and in any event within 30 days after the Borrower knows or has obtained notice thereof; and
(d)    within 15 days of Peabody Investments Corp. changing its legal name, jurisdiction of organization or the location of its chief executive office or sole place of business.
Each notice pursuant to clauses (a)-(c) of this Section shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto.
6.04.    Payment of Tax Obligations. Except where failure to do so could not reasonably be expected to result in a Material Adverse Effect, with respect to the Borrower and each of its Restricted Subsidiaries, pay and discharge all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Borrower or such Subsidiary.
6.05.    Preservation of Existence. Preserve, renew and maintain in full force and effect its legal existence except in a transaction permitted by Section 7.04.
6.06.    Maintenance of Properties. Maintain, preserve and protect all of its material properties and material equipment necessary in the operation of its business in good working order and condition (ordinary wear and tear and damage by fire or other casualty or taking by condemnation excepted), except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.
6.07.    Maintenance of Insurance. Maintain with financially sound and reputable insurance companies which may be Affiliates of the Borrower, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self-insurance compatible with the following standards) as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower or the applicable Restricted Subsidiary operates, except to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect.
6.08.    Compliance with Laws. Comply in all material respects with the requirements of all Laws (including the PATRIOT Act, OFAC and the FCPA) and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.
6.09.    Books and Records. (a) Maintain proper books of record and account, in which in all material respects full, true and correct entries in conformity with GAAP shall be made of all material financial transactions and matters involving the assets and business of the Borrower or such Restricted Subsidiary, as the case may be; and (b) maintain such books of record and account in material conformity with all material requirements of any Governmental Authority having regulatory jurisdiction over the Borrower or such Restricted Subsidiary, as the case may be.
6.10.    Inspection Rights. Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom (except to the extent (a) any such access is restricted by a Requirement of Law or (b) any such agreements, contracts or the like are subject to a written confidentiality agreement with a non-Affiliate that prohibits the Borrower or any of its Subsidiaries from granting such access to the Administrative Agent or the Lenders; provided that, with respect to such confidentiality restrictions affecting the Borrower or any of its Restricted Subsidiaries, a Responsible Officer is made available to such Lender to discuss such confidential information to the extent permitted), and to discuss the business, finances and accounts with its officers and independent public accountants at such reasonable times during normal business hours and as often as may be reasonably desired, provided that the Administrative Agent or such Lender shall give the Borrower reasonable advance notice prior to any contact with such accountants and give the Borrower the opportunity to participate in such discussions.
6.11.    Use of Proceeds. Use the proceeds of the Term Loan Facility and the Revolving Credit Facility (a) on the Closing Date, to refinance indebtedness under the Existing Credit Agreement and the 2011 Term Loan Agreement, and to pay fees and expenses related to such refinancings, and (b) after the Closing Date, for ongoing working capital, capital expenditures and for other lawful corporate purposes of the Borrower and its Subsidiaries, including for acquisitions and for the issuance of Letters of Credit and ordinary course performance guarantees for the account of the Borrower or any of its Subsidiaries.
6.12.    Additional Guarantors. As of the date the Compliance Certificate referred to in Section 6.02 is delivered, notify the Administrative Agent of any Restricted Subsidiary that is not a Guarantor and, by virtue of the definition of Guarantor would be required to be a Guarantor. Within 30 days of such notification, the Borrower shall cause any such Subsidiary to become a Guarantor by executing and delivering to the Administrative Agent a counterpart of the Guaranty or such other document as the Administrative Agent shall deem appropriate for such purpose.
6.13.    Unrestricted Subsidiaries. Subject to the exclusions in the proviso in the definition of “Unrestricted Subsidiary”, any Restricted Subsidiary may be designated as an Unrestricted Subsidiary and any Unrestricted Subsidiary may be designated as a Restricted Subsidiary upon delivery to the Administrative Agent of written notice from the Borrower; provided that (a) immediately before and after such designation, no Default or Event of Default shall have occurred and be continuing, (b) other than for purposes of designating a Restricted

Subsidiary as an Unrestricted Subsidiary in connection with a Permitted Securitization Program, immediately after giving effect to such designation, on a Pro Forma Basis, the Borrower shall be in compliance with Section 7.11. The designation of any Restricted Subsidiary as an Unrestricted Subsidiary shall constitute an Investment under Section 7.02 by the Borrower therein at the date of designation in an amount equal to the net book value of the Borrower’s investment therein. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the incurrence at the time of designation of any Indebtedness or Liens of such Restricted Subsidiary existing at such time.
6.14.    Preparation of Environmental Reports. If an Event of Default caused by reason of a breach under Section 6.08 or 5.09 with respect to compliance with Environmental Laws shall have occurred and be continuing, at the reasonable request of the Required Lenders through the Administrative Agent, provide, in the case of the Borrower, to the Lenders within 60 days after such request, at the expense of the Borrower, an environmental or mining site assessment or audit report for the Properties which are the subject of such default prepared by an environmental or mining consulting firm reasonably acceptable to the Administrative Agent and indicating the presence or absence of Hazardous Materials and the estimated cost of any compliance or remedial action in connection with such Properties and the estimated cost of curing any violation or non-compliance of any Environmental Law.
6.15.    Certain Long Term Liabilities and Environmental Reserves. To the extent required by GAAP, maintain adequate reserves for (a) future costs associated with any lung disease claim alleging pneumoconiosis or silicosis or arising out of exposure or alleged exposure to coal dust or the coal mining environment, (b) future costs associated with retiree and health care benefits, (c) future costs associated with reclamation of disturbed acreage, removal of facilities and other closing costs in connection with closing its mining operations and (d) future costs associated with other potential environmental liabilities.
6.16.    Further Assurances. Subject to any applicable limitation in any Security Documents, upon request of the Administrative Agent, at the expense of the Borrower, promptly execute and deliver any and all further instruments and documents and take all such other action as the Administrative Agent may deem necessary or desirable in obtaining the full benefits of, or (as applicable) in perfecting and preserving the Liens of, the Security Documents.
ARTICLE VII.
NEGATIVE COVENANTS
Until Payment in Full, the Borrower shall not, nor shall it permit any Restricted Subsidiary to, directly or indirectly:
7.01.    Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:
(a)    Liens pursuant to any Loan Document;
(b)    Liens existing on the date hereof and, to the extent any individual Lien secures obligations in excess of $10,000,000, which is listed on Schedule 7.01 and any renewals, extensions, modifications, restatements or replacements thereof, provided that (i) the property covered thereby is not changed, (ii) the amount secured or benefited thereby is not increased except with respect to any Permitted Refinancing Increase and (iii) any renewal, extension, modification, restatement or replacement of the obligations secured or benefited thereby is permitted by Section 7.03;
(c)    Liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;
(d)    landlord’s, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith and by appropriate proceedings;
(e)    pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;
(f)    (i) Liens to secure the performance of bids, trade contracts and leases (other than Indebtedness), reclamation bonds, insurance bonds, statutory obligations, surety and appeal bonds, performance bonds, bank guarantees and letters of credit and other obligations of a like nature incurred in the ordinary course of business, (ii) Liens on assets to secure obligations under surety bonds obtained as required in connection with the entering into of federal coal leases or (iii) Liens created under or by any turnover trust;
(g)    easements, rights-of-way, zoning restrictions, other restrictions and other similar encumbrances which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person;
(h)    Liens securing attachments or judgments for the payment of money not constituting an Event of Default under Section 8.01(h) or securing appeal or surety bonds related to such attachments or judgments;
(i)    Liens securing Indebtedness of the Borrower and its Restricted Subsidiaries permitted by Section 7.03 incurred to finance the acquisition of fixed or capital assets; provided that (i) such Liens shall be created within 270 days of the acquisition of such assets, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, any other property which may be incorporated with or into that financed property or any after-acquired title in or on such property and proceeds of the existing collateral in accordance with the instrument creating such Lien and (iii) the principal amount of Indebtedness secured by any such Lien shall at no time exceed 100% of the original purchase price of such property at the time it was acquired (it being understood that Liens of the type described in this subsection (i) incurred by a Restricted Subsidiary before such time as it became a Restricted Subsidiary are permitted under this subsection (i));
(j)    Liens on property or assets acquired in a transaction permitted by Section 7.02 or of a Person which becomes a Restricted Subsidiary after the date hereof securing Indebtedness permitted by Section 7.03 not to exceed $150,000,000 at any time outstanding, provided that (i) such Liens existed at the time such property or assets were acquired or such entity became a

Subsidiary and were not created in anticipation thereof, (ii) the granting clause for such Lien is not expanded to cover any other property or assets of such Person (other than the proceeds of the property or assets subject to such Lien) or of the Borrower or any Restricted Subsidiary and (iii) the amount of Indebtedness secured thereby is not increased;
(k)    Liens on the property of the Borrower or any of its Subsidiaries, as a tenant under a lease or sublease entered into in the ordinary course of business by such Person, in favor of the landlord under such lease or sublease, securing the tenant’s performance under such lease or sublease, as such Liens are provided to the landlord under applicable law and not waived by the landlord;
(l)    Liens (including those arising from precautionary Uniform Commercial Code financing statement filings and those which are security interests for purposes of the Personal Property Securities Act of 2009 (Cth)) with respect to bailments, operating leases or consignment or retention of title arrangements entered into by the Borrower or any of its Restricted Subsidiaries in the ordinary course of business;
(m)    Liens securing Indebtedness permitted under Section 7.03(c), to the extent that the Indebtedness being refinanced was originally secured in accordance with this Section 7.01, provided that such Lien does not apply to any additional property or assets of the Borrower or any Restricted Subsidiary (other than property or assets within the scope of the original granting clause or the proceeds of the property or assets subject to such Lien);
(n)    (i) Production Payments, royalties, dedication of reserves under supply agreements or similar or related rights or interests granted, taken subject to, or otherwise imposed on properties or (ii) cross charges, Liens or security arrangements entered into in respect of a Joint Venture for the benefit of a participant, manager or operator of such Joint Venture, in each case, consistent with normal practices in the mining industry;
(o)    leases, subleases, licenses and rights-of-use granted to others incurred in the ordinary course of business and that do not materially and adversely affect the use of the property encumbered thereby for its intended purpose;
(p)    (i) Liens in favor of a banking institution arising by operation of law or any contract encumbering deposits (including the right of set-off) held by such banking institutions incurred in the ordinary course of business and which are within the general parameters customary in the banking industry or (ii) contractual rights of setoff to the extent constituting Liens;
(q)    Liens on Capital Stock and other Equity Interests in Unrestricted Subsidiaries securing obligations of Unrestricted Subsidiaries not otherwise prohibited hereunder;
(r)    Liens on receivables and rights related to such receivables created pursuant to any Permitted Securitization Programs or under any other agreement under which such receivables or rights are transferred (to the extent, in each case, that any such Disposition of receivables is deemed to give rise to a Lien);

(s)    Liens in favor of an escrow agent arising under an escrow arrangement incurred in connection with the issuance of notes with respect to the proceeds of such notes and anticipated interest expenses with respect to such notes;
(t)    Liens securing Incremental Notes, Refinancing Notes or Permitted Refinancing Indebtedness of the foregoing so long as (i) such Liens rank junior or pari passu with the Liens securing the Secured Obligations pursuant to the Security Documents, (ii) the rights of the holders of the Incremental Notes, Refinancing Notes or such Permitted Refinancing Indebtedness are subject to a Junior Lien Intercreditor Agreement or a Pari-Passu Intercreditor Agreement, as applicable, with respect to such Liens, and (iii) such Liens encumber only the assets, or a subset of the assets, that secure the Secured Obligations;
(u)    Permitted Real Estate Encumbrances; and
(v)    Liens on assets of the Borrower and its Restricted Subsidiaries securing (i) Indebtedness and other obligations in an aggregate principal amount not to exceed (A) if the Consolidated Net Leverage Ratio is greater than 3.50 to 1.00, 5% of Tangible Assets (net of Current Liabilities) of the Borrower and its Restricted Subsidiaries and (B) otherwise, 10% of Tangible Assets (net of Current Liabilities) of the Borrower and its Restricted Subsidiaries, in each case, as determined at the time when any such Indebtedness or other obligations are assumed or incurred by the Borrower and its Restricted Subsidiaries and (ii) any Permitted Refinancing Indebtedness in respect of such Indebtedness or other obligations.
7.02.    Investments. Make any Investments, except:
(a)    Investments held by the Borrower or such Restricted Subsidiary in the form of cash equivalents or short-term marketable debt securities;
(b)    advances to officers, directors and employees of the Borrower and Subsidiaries in an aggregate amount not to exceed $10,000,000 at any time outstanding, for travel, entertainment, relocation and analogous ordinary business purposes;
(c)    Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;
(d)    Investments (including debt obligations and Capital Stock) received in satisfaction of judgments or in connection with the bankruptcy or reorganization of suppliers and customers of the Borrower and its Restricted Subsidiaries and in settlement of delinquent obligations of, and other disputes with, such customers and suppliers arising in the ordinary course of business;
(e)    (i) Investments in the nature of Production Payments, royalties, dedication of reserves under supply agreements or similar or related rights or interests granted, taken subject to, or otherwise imposed on properties, (ii) cross charges, Liens or security arrangements entered into in respect of a Joint Venture for the benefit of a participant, manager or operator of such Joint Venture, in each case, consistent with normal practices in the mining industry or (3) payments or other arrangements whereby the Borrower provides a loan, advance payment or guarantee in return for future coal deliveries;
(f)    Investments in existence on the Closing Date and, to the extent the amount of an individual Investment is in excess of $10,000,000, listed on Schedule 7.02 and extensions, renewals, modifications, restatements or replacements thereof; provided that no such extension, renewal, modification, restatement or replacement shall increase the amount of the original loan, advance or investment, except by an amount equal to any Permitted Refinancing Increase;
(g)    (i) promissory notes and other similar non-cash consideration received by the Borrower and its Subsidiaries in connection with Dispositions not otherwise prohibited under this Agreement and (ii) Investments received in compromise or resolution of (A) obligations of trade creditors or customers that were incurred in the ordinary course of business of the Borrower and its Subsidiaries, including pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of any trade creditor or customer, (B) litigation, arbitration or other disputes or (C) the foreclosure with respect to any secured investment or other transfer of title with respect to any secured investment;
(h)    Investments in any assets constituting a business unit received by the Borrower or its Subsidiaries by virtue of an asset exchange or swap with a third party or acquired as a capital expenditure;
(i)    Swap Contracts permitted under Section 7.03(e);
(j)    Investments consisting of purchases of Senior Notes;
(k)    Investments by the Borrower or any Restricted Subsidiary in Restricted Subsidiaries or entities that become Restricted Subsidiaries as a result of such Investments, and Investments by any Restricted Subsidiary in the Borrower; provided that, if the Investment is in the form of Indebtedness, such Indebtedness must be permitted pursuant to Section 7.03(f); and
(l)    Investments by the Borrower or any Restricted Subsidiary in Unrestricted Subsidiaries and Joint Ventures or entities that become Unrestricted Subsidiaries or Joint Ventures as a result of such Investments, (i) without restriction if the Consolidated Net Leverage Ratio is equal to or less than 4.50 to 1.00, or (ii) if the Consolidated Net Leverage Ratio at the time of such Investment is greater than 4.50 to 1.00, only so long as such Investment, when aggregated with all other Investments made to date under this Section 7.02(l) and all Investments made to date under Section 7.02(m), shall not result in the Investments exceeding 22% of Tangible Assets of the Borrower and its Restricted Subsidiaries, in each case, as determined at the time when any such Investment is made;
(m)    Investments by the Borrower or any Restricted Subsidiary in an aggregate amount not in excess of 22% of Tangible Assets of the Borrower and its Restricted Subsidiaries, in each case, as determined at the time when any such Investment is made; and
(n)    any Investment by the Borrower or any Restricted Subsidiary not otherwise permitted under this Section 7.02 that constitutes a permitted Restricted Payment under Section 7.06(e).
7.03.    Indebtedness. Create, incur, assume or suffer to exist any Indebtedness except:
(a)    Indebtedness arising under the Loan Documents (including any Incremental Facility or Refinancing Facility);
(b)    Indebtedness outstanding on the date hereof which, to the extent any individual obligation with respect to such Indebtedness is in excess of $10,000,000, is listed on Schedule 7.03;
(c)    Any Permitted Refinancing Indebtedness of Indebtedness permitted under Section 7.03(b) or of Indebtedness subsequently incurred under this Section 7.03(c);

(d)    Guarantees of the Borrower or any Restricted Subsidiary in respect of Indebtedness otherwise permitted hereunder of the Borrower or any Restricted Subsidiary;
(e)    Indebtedness in respect of Swap Contracts incurred in the ordinary course of business and consistent with prudent business practice;
(f)    Indebtedness of the Borrower and any Restricted Subsidiary to any Restricted Subsidiary and of any Restricted Subsidiary to the Borrower; provided that, any such Indebtedness extended by any Loan Party or any non-Loan Party to a Loan Party must be subordinated to the Secured Obligations on customary terms;
(g)    Intercompany current liabilities incurred in the ordinary course of business of the Borrower and its Subsidiaries;
(h)    Guarantee Obligations in respect of a letter of credit issued for the account of the Borrower and for benefit of the PBGC in a face amount not to exceed $37,000,000 and for which TXU Europe (or its successors) provides credit support;
(i)    Indebtedness incurred in connection with any Permitted Securitization Program;
(j)    Additional Indebtedness of the Loan Parties (including any Indebtedness existing at the time such entities become Loan Parties), provided, however, that immediately after giving effect to the assumption or incurrence of any such Indebtedness by any Loan Party (or such entity becoming a Loan Party), (i) no Default or Event of Default shall have occurred and be continuing and (ii) the Borrower shall be in pro forma compliance with the covenants contained in Section 7.11, calculated based on the most recent financial statements delivered pursuant to Section 6.01, as though such assumption or incurrence occurred at the beginning of the period covered thereby;
(k)    equipment financings of any Foreign Subsidiary of the Borrower, provided that (i) no Default or Event of Default shall have occurred and be continuing and (ii) the Borrower shall be in pro forma compliance with the covenants contained in Section 7.11, calculated based on the most recent financial statements delivered pursuant to Section 6.01, as though such incurrence occurred at the beginning of the period covered thereby;

(l)    (i) Indebtedness of non-Loan Party Restricted Subsidiaries (including Indebtedness existing at the time such entities become non-Loan Party Restricted Subsidiaries) in an aggregate amount not to exceed (A) if the Consolidated Net Leverage Ratio is greater than 3.50 to 1.00, 5% of Tangible Assets (net of Current Liabilities) of the non-Loan Party Restricted Subsidiaries and (B) otherwise, 10% of Tangible Assets (net of Current Liabilities) of the non-Loan Party Restricted Subsidiaries, in each case, as determined upon assumption or incurrence by the Borrower or a Restricted Subsidiary, and (ii) any Permitted Refinancing Indebtedness in respect thereof;
(m)    (i) Indebtedness of Loan Parties constituting (A) unsecured senior or senior subordinated debt securities, (B) debt securities that are secured by a Lien ranking junior to the Liens securing the Secured Obligations or (C) debt securities that are secured by a Lien ranking pari passu with the Liens securing the Secured Obligations in an aggregate principal amount, which when all amounts under clauses (A), (B) and (C) above are added to the aggregate principal amount of all the other Incremental Debt outstanding does not exceed the Incremental Debt Cap (such Indebtedness, the “Incremental Notes”); provided that (1) the final stated maturity of such Indebtedness shall not be sooner than the Term Loan Facility Maturity Date, (2) the average life to maturity of such Indebtedness is greater than or equal to the average life to maturity of the Term Loans, (3) to the extent secured, (x) such Indebtedness shall not be secured by a Lien on any asset of the Borrower and its Restricted Subsidiaries that does not also secure the Term Loan Facility and (y) such Indebtedness shall be subject to a Junior Lien Intercreditor Agreement or a Pari-Passu Intercreditor Agreement, as applicable, and (4) to the extent guaranteed, such Indebtedness shall not be guaranteed by a Restricted Subsidiary that is not a Guarantor of the Secured Obligations and (ii) Permitted Refinancing Indebtedness in respect thereof; and
(n)    (i) Indebtedness of Loan Parties constituting (A) unsecured senior or senior subordinated debt securities, (B) debt securities that are secured by a Lien ranking junior to the Liens securing the Secured Obligations or (C) debt securities that are secured by a Lien ranking pari passu with the Liens securing the Secured Obligations in an aggregate principal amount, which Refinances some or all of the term loans incurred hereunder and has an aggregate principal amount which does not exceed the principal amount of the term loans hereunder which are being Refinanced except with respect to any Permitted Refinancing Increase (such Indebtedness, the “Refinancing Notes”); provided that (1) the final stated maturity of such Indebtedness shall not be sooner than the Term Loan Facility Maturity Date, (2) the average life to maturity of such Indebtedness is greater than or equal to the average life to maturity of the Term Loans, (3) to the extent secured, (x) such Indebtedness shall not be secured by a Lien on any asset of the Borrower and its Restricted Subsidiaries that does not also secure the Term Loan Facility and (y) such Indebtedness shall be subject to a Junior Lien Intercreditor Agreement or a Pari-Passu Intercreditor Agreement, as applicable and (4) to the extent guaranteed, such Indebtedness shall not be guaranteed by a Restricted Subsidiary that is not a Guarantor of the Secured Obligations and (ii) Permitted Refinancing Indebtedness in respect thereof.
7.04.    Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of the assets (whether now owned or hereafter acquired) of the Borrower and its Restricted Subsidiaries, taken as a whole, to or in favor of any Person, except that, if no Default exists or would immediately result therefrom:
(a)    any Subsidiary may merge or consolidate with (i) the Borrower, provided that the Borrower shall be the continuing or surviving Person or (ii) any one or more other Subsidiaries, provided that (A) when any wholly-owned Subsidiary is merging with another Subsidiary, the wholly-owned Subsidiary shall be the continuing or surviving Person, (B) when any Restricted Subsidiary is merging with any other Subsidiary, the continuing or surviving Person (unless such surviving Person could otherwise be designated an Unrestricted Subsidiary hereunder) shall be a Restricted Subsidiary, (C) when any Foreign Subsidiary is merging with any Domestic Subsidiary, the continuing or surviving Person shall be the Domestic Subsidiary and (D) when any Guarantor is merging with any other Subsidiary, the continuing or surviving Person shall be a Guarantor;
(b)    any Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or to another Subsidiary; provided that (i) if the transferor in such a transaction is a Restricted Subsidiary, then the transferee must either be the Borrower or another Restricted Subsidiary (unless such Disposition would otherwise be permitted as an Investment in an Unrestricted Subsidiary), (ii) if the transferor is a Domestic Subsidiary, then the transferee must either be the Borrower or another Domestic Subsidiary and (iii) if the transferor is a Guarantor, then the transferee must either be the Borrower or another Guarantor;
(c)    the Borrower and any Restricted Subsidiary may merge or consolidate with any other Person in a transaction in which the Borrower or the Restricted Subsidiary, as applicable, is the surviving or continuing Person; provided that, the Borrower and the Restricted Subsidiary are in pro forma compliance with Section 7.11 for the four consecutive fiscal quarters ended on the last day of the most recent fiscal period for which financial statements have been delivered to the Administrative Agent pursuant to Section 6.01, calculated as if such merger or consolidation had been consummated on the first day of such fiscal period;
(d)    any Restricted Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and not materially disadvantageous to the Lenders; and
(e)    any transaction that would be permitted as an Investment under Section 7.02.
7.05.    Dispositions. Make any Disposition or enter into any agreement to make any Disposition (other than Dispositions permitted pursuant to Section 7.04), unless (a) it is a disposal of surplus, obsolete, used or worn out property or other property that, in the reasonable judgment of the Borrower, is no longer useful in its business, (b) it is of inventory, equipment or accounts receivable in the ordinary course of business or (c) immediately after giving effect to such Disposition, (i) no Event of Default has occurred and is continuing and (ii) the Borrower is in pro forma compliance with Section 7.11 for the four consecutive fiscal quarters ended on the last day of the most recent fiscal period for which financial statements have been delivered to the Administrative Agent pursuant to Section 6.01, calculated as if such Disposition had been consummated on the first day of such fiscal period.

7.06.    Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment except that:
(a)    each Subsidiary may make Restricted Payments to the Borrower, the Subsidiaries and any other Person that owns an Equity Interest in such Subsidiary, ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made or as otherwise required pursuant to its Organizational Documents;
(b)    the Borrower and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other Equity Interests of such Person or another Subsidiary;
(c)    the Borrower and each Subsidiary may purchase, redeem or otherwise acquire Equity Interests issued by it with the proceeds received from the substantially concurrent issue of new shares of its common stock or other Equity Interests or Indebtedness permitted under Section 7.03;
(d)    the Borrower or any of its Subsidiaries may purchase (i) Equity Interests in any Loan Party or options with respect thereto held by directors, officers or employees of the Borrower or any Restricted Subsidiary (or their estates or authorized representatives) in connection with (A) the death, disability or termination of employment of any such director, officer or employee or (B) any benefit or incentive plans to provide funds for the payment of any Tax or other amounts owing by such directors, officers or employees upon vesting of the Equity Interests or options provided under such plans; and (ii) Equity Interests in any Loan Party for future issuance under any employee stock plan; and
(e)    if immediately after giving effect to the relevant Restricted Payment set forth below, no Default shall have occurred and be continuing and the Borrower is in pro forma compliance with the financial covenants set forth in Section 7.11 for the four consecutive fiscal quarters ended on the last day of the most recent fiscal period for which financial statements have been delivered to the Administrative Agent pursuant to Section 6.01, calculated as if such Restricted Payment had been consummated on the first day of such fiscal period, the Borrower or any of its Subsidiaries may:
(i)    make Restricted Payments after January 1, 2015, if the Consolidated Net Leverage Ratio as of the date of such Restricted Payment does not exceed 3.50 to 1.00;
(ii)    make cash dividends in any fiscal year of the Borrower in an amount not to exceed $110.0 million; provided that any portion of such $110.0 million not used in any such fiscal year may be carried forward to the next fiscal year and any cash dividend which is made in such next fiscal year pursuant to this exception shall first reduce such amount which is carried forward;
(iii)    make Restricted Payments in an amount not to exceed $400.0 million in the aggregate during the term of this Agreement; and
(iv)    make Restricted Payments in an amount not to exceed the sum of (A) if positive, 50% of Consolidated Net Income from July 1, 2013 to the end of the most recently ended fiscal quarter for which financial statements have been delivered to the Administrative Agent pursuant to Section 6.01(a) or (b), as applicable, (or, if Consolidated Net Income for such period is a deficit, less 100% of such deficit), (B) 100% of the proceeds from any sale or issuance of Equity Interests of the Borrower and its Restricted Subsidiaries that are not otherwise used to make Investments, (C) 100% of the proceeds received by the Borrower and its Restricted Subsidiaries from any Unrestricted Subsidiary, joint venture or Restricted Investment Disposed of; provided that, notwithstanding the terms of this clause (C), for any Disposition of an Unrestricted Subsidiary that is a Foreign Subsidiary, only 25% of the proceeds received by the Borrower or its Restricted Subsidiaries from such Disposition shall be included under this clause (C), (D) the excess of 100% of the fair market value (as reasonably determined by the Borrower in good faith) of any Investment in an Unrestricted Subsidiary which is redesignated as a Restricted Subsidiary over any Indebtedness associated with such redesignated Subsidiary, and (E) 100% of the dividends or distributions received from a Person who is not a Restricted Subsidiary (including any Unrestricted Subsidiary or any Joint Venture) which are in cash or cash equivalents and have not otherwise been added to such sum pursuant to clause (A) above;
provided that, notwithstanding the foregoing limitations of Section 7.06(e), any such Restricted Payments may be made within 60 days of the date of declaration of any such Restricted Payment, if, on the date of declaration of the Restricted Payment, such Restricted Payment would have complied with the requirements of Section 7.06(e).
7.07.    Change in Nature of Business. Engage in any material line of business other than a Similar Business.
7.08.    Transactions with Affiliates. Enter into any transaction of any kind, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate, unless such transaction is (a) not prohibited by this Agreement and (b) upon fair and reasonable terms substantially as favorable to the Borrower or such Restricted Subsidiary as would be obtainable by the Borrower or such Restricted Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate. Notwithstanding the foregoing, (i) any such transaction which is determined to be less favorable to the Borrower or a Restricted Subsidiary than the Borrower or such Restricted Subsidiary reasonably believes it would obtain in a comparable arm’s length transaction nevertheless shall be permitted if the excess consideration being paid to such Affiliate would otherwise be permitted at such time as an Investment in such Affiliate under Section 7.02 and, upon consummation of such transaction, such excess consideration being paid to such Affiliate shall constitute an Investment for the purposes of calculating compliance with Section 7.02 and (ii) the foregoing restrictions shall not apply to the following:
(A)    transactions between or among the Borrower and any of its Restricted Subsidiaries or between and among any Restricted Subsidiaries;
(B)    the payment of reasonable and customary fees and reimbursement of expenses payable to directors of the Borrower or any of its Restricted Subsidiaries or to any Plan, Plan administrator or Plan trustee;

(C)    loans and advances to directors, officers and employees to the extent permitted by Section 7.02;
(D)    the arrangements with respect to the procurement of services of directors, officers, independent contractors, consultants or employees in the ordinary course of business and the payment of customary compensation (including bonuses) and other benefits (including retirement, health, stock option and other benefit plans) and reasonable reimbursement arrangements in connection therewith;
(E)    payments to directors and officers of the Borrower and its Restricted Subsidiaries in respect of the indemnification of such Persons in such respective capacities from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements, as the case may be, pursuant to the Organization Documents or other corporate action of the Borrower or its Restricted Subsidiaries, respectively, or pursuant to applicable law;
(F)    transactions between or among the Borrower and any of its Restricted Subsidiaries on the one hand and any Affiliate on the other in connection with the Prairie State Project so long as any such transaction is on terms fair and reasonable to the Borrower and such Subsidiary; and
(G)    Restricted Payments permitted by Section 7.06.
7.09.    Burdensome Agreements(a)    . Enter into any Contractual Obligation (other than this Agreement or any other Loan Document) that limits the ability of any Subsidiary to make Restricted Payments to the Borrower or any Guarantor or to otherwise transfer property to the Borrower or any Guarantor, unless the Borrower determines in good faith that such Contractual Obligations would not materially hinder the Borrower’s ability to meet its obligations under this Agreement.
7.10.    Use of Proceeds. Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose.
7.11.    Financial Covenants.
(a)    Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio as of the end of any fiscal quarter of the Borrower for the period of four consecutive fiscal quarters of the Borrower ending on such date to be less than (i) 1.50 to 1:00 for any fiscal quarter ending on or prior to December 31, 2015, (ii) 1.625 to 1:00 for any fiscal quarter ending after December 31, 2015, but on or prior to December 31, 2016, (iii) 1.75 to 1:00 for any fiscal quarter ending after December 31, 2016, but on or prior to December 31, 2017 and (iv) 2.0 to 1:00 for any fiscal quarter ending after December 31, 2017.
(b)    Consolidated Net Secured Leverage Ratio. Permit the Consolidated Net Secured Leverage Ratio as of the end of each fiscal quarter of the Borrower to be greater than (i) 3.50 to

1:00 for any fiscal quarter ending on or prior to December 31, 2015, (ii) 3.25 to 1:00 for any fiscal quarter ending after December 31, 2015, but on or prior to December 31, 2016 and (iii) 3.00 to 1:00 for any fiscal quarter ending after December 31, 2016.
7.12.    Limitation on Negative Pledge Clauses. Enter into any Contractual Obligation (other than this Agreement or any other Loan Document) that limits the ability of the Borrower or any Guarantor to create, incur, assume or suffer to exist any Lien upon any of its property to secure the Obligations hereunder; provided, however, that the foregoing clause shall not apply to Contractual Obligations which:
(a)    exist on the date hereof and (to the extent not otherwise permitted by this Section 7.12) are listed on Schedule 7.12;
(b)    are binding on a Restricted Subsidiary at the time such Restricted Subsidiary first becomes a Restricted Subsidiary of the Borrower, so long as such Contractual Obligations were not entered into solely in contemplation of such Person becoming a Restricted Subsidiary of the Borrower;
(c)    arise in connection with any Lien permitted by Section 7.01 to the extent such restrictions relate to the assets (and any proceeds in respect thereof) which are the subject of such Lien;
(d)    represent Indebtedness permitted by Section 7.03 (other than secured Indebtedness permitted by Section 7.01(i));
(e)    represent secured Indebtedness permitted by Section 7.01(i) to the extent that such restrictions apply only to the Restricted Subsidiaries incurring or guaranteeing such Indebtedness (and the Subsidiaries of such Restricted Subsidiaries);
(f)    arise in connection with any Disposition permitted by Section 7.05;
(g)    are customary provisions in joint venture agreements and other similar agreements applicable solely to such joint venture or the Equity Interests therein;
(h)    are customary restrictions on leases, subleases, licenses or asset sale agreements otherwise permitted hereby so long as such restrictions relate to the assets subject thereto;
(i)    are customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrower or any Restricted Subsidiary;
(j)    are customary limitations (including financial maintenance covenants) existing under or by reason of leases entered into in the ordinary course of business;
(k)    are restrictions on cash or other deposits imposed under contracts entered into in the ordinary course of business;
(l)    are customary provisions restricting assignment of any agreements;

(m)    are restrictions imposed by any agreement relating to any Permitted Securitization Program to the extent that such restrictions relate to the assets (and any proceeds in respect thereof) that are the subject of such Permitted Securitization Program; or
(n)    are set forth in any agreement evidencing an amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing of the Contractual Obligations referred to in clauses (a) through (m) above; provided, that such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing is, in the good faith judgment of the Borrower, not materially less favorable to the Loan Party with respect to such limitations than those applicable pursuant to such Contractual Obligations prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing.
7.13.    Restrictions on Peabody IC Funding. In the case of Peabody IC Funding Corp., not permit it to (a) incur any Indebtedness or other liabilities, (b) guarantee, or use its assets to secure (except as permitted by Section 7.01 in the case of non-consensual Liens arising by operation of law), the Indebtedness of any other Person, (c) conduct any business (other than as necessary to continue to operate in the ordinary course and comply with Law, as reasonably determined by it or the Borrower) (d) own any assets except for cash, cash equivalents and the existing intercompany note receivable of Peabody Holdings (Gibraltar) Limited (as it may be amended, restated, modified or replaced, the “PIC Funding Intercompany Note”, provided that any changes, taken as a whole, that are adverse to the Lenders shall require consent of the Administrative Agent), which such note Peabody IC Funding Corp. shall not transfer or assign and (e) amend or waive its Organizational Documents in any manner that could be adverse to the value, perfection or enforceability of the security interest of the Lenders under the Pledge Agreement - PIC.
7.14.    Restrictions on Peabody Holdings (Gibraltar) Limited and Peabody Investments (Gibraltar) Limited. In the case of Peabody Holdings (Gibraltar) Limited, not permit it to (a) retain any cash other than cash necessary to continue to operate in the ordinary course and comply with Law, as reasonably determined by it or the Borrower and (b) without limiting the restriction in clause (a) above, pay dividends and distributions to the owners of its Equity Interests in excess of $500,000,000 in any calendar year unless the PIC Funding Intercompany Note has been repaid in full and the facility under such note has been terminated (provided that (i) the value of any dividends or distributions not constituting cash or cash equivalents shall be reasonably determined by the Borrower in good faith and (ii) any dividends and distributions permitted under Sections 7.06(b) and (c) shall not be restricted hereunder). In the case of Peabody Investments (Gibraltar) Limited, not permit it to amend or waive its Organizational Documents in any manner that could be adverse to the value, perfection or enforceability of the security interest of the Lenders under the Pledge Agreement - Gib.

ARTICLE VIII.
EVENTS OF DEFAULT AND REMEDIES
8.01.    Events of Default. Any of the following shall constitute an Event of Default:
(a)    Non-Payment. The Borrower or any other Loan Party fails to pay (i) when and as required to be paid herein, and in the currency required hereunder, any amount of principal of any Loan or any L/C Obligation, or (ii) within five days after the same becomes due, any interest on any Loan or on any L/C Obligation, or any fee due hereunder, any other amount payable hereunder or under any other Loan Document; or
(b)    Specific Covenants. The Borrower fails to perform or observe any term, covenant or agreement contained in any of Section 6.03(a), 6.05, 6.11 or Article VII; provided that a Default or an Event of Default that results from a failure of the Borrower to comply with Section 7.11 shall not constitute a Default or an Event of Default for purposes of any Facility other than the Revolving Credit Facility unless and until the earlier of (x) the date upon which the Required Revolving Lenders have actually declared all Revolving Credit Loans and other related Obligations to be immediately due and payable in accordance with this Agreement and (y) the date on which the Administrative Agent (at the request of the Required Revolving Lenders) exercises any material remedies with respect to the Revolving Credit Loans, the Revolving Credit Commitments or Letters of Credit; or
(c)    Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days; or
(d)    Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made; or
(e)    Cross-Default. The Borrower or any Restricted Subsidiary (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder) in each case having an aggregate principal amount of more than the Threshold Amount, beyond the period of grace, if any provided in the instrument or agreement under which such Indebtedness or Guarantee was created, (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity, or such Guarantee to become due or payable, or (C) fails to observe or perform any agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, as a result of which default or other event, the holder or holders of such

Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) shall have caused, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity, or such Guarantee to become due or payable; provided, however, that no Default or Event of Default shall exist under this paragraph unless any of the circumstances described in this subclause (A) and (B) of this subsection (e) continues for a period in excess of 10 days; or
(f)    Insolvency Proceedings, Etc. Subject to Section 8.03, any Loan Party or any of its Restricted Subsidiaries institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any substantial part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any substantial part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or
(g)    Inability to Pay Debts; Attachment. Subject to Section 8.03, (i) the Borrower or any Restricted Subsidiary becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any substantial part of the property of any such Person and is not released, vacated or fully bonded within 60 days after its issue or levy; or
(h)    Judgments. There is entered against the Borrower or any Restricted Subsidiary a final judgment or order for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third party insurance), and such judgments or orders shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or
(i)    ERISA. The occurrence of any of the following events that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect: (i) an ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in an actual obligation to pay money of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC, or (ii) the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan; or
(j)    Invalidity of Loan Documents. Any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or Payment In Full, ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any Loan Document; or any Security Document ceases to create a valid Lien with the priority required thereby on the collateral covered thereby (other than as expressly permitted thereunder or solely as a result of the acts or omissions of the Administrative Agent (including failure to maintain possession of any stock certificates, or other instruments delivered to it under any Security Document)); or
(k)    Change of Control. There occurs any Change of Control.
8.02.    Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, (i) the Required Lenders (except with respect to an Event of Default under Section 8.01(b) when such Event of Default does not exist with respect to the Term Loans) or (ii) with respect to an Event of Default under Section 8.01(b) which only applies to the Revolving Credit Loans, the Required Revolving Lenders (but solely with respect to the Revolving Credit Loans, Revolving Credit Commitments and Letters of Credit), take any or all of the following actions:
(a)    declare the commitment of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;
(b)    declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower;
(c)    require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and
(d)    exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable law;
provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under Debtor Relief Laws of the United States, the obligation of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.
8.03.    Exclusion of Immaterial Subsidiaries. Solely for the purposes of determining whether an Event of Default has occurred under clause (f) or (g) of Section 8.01, any reference in any such clause to any Restricted Subsidiary shall be deemed not to include any Restricted Subsidiary affected by any event or circumstance referred to in any such clause that did not, as of the last day of the fiscal quarter of the Borrower most recently ended, have assets with a value in excess of 5% of the Tangible Assets or 5% of consolidated total revenues, in each case, of the Borrower and the Restricted Subsidiaries as of such date; provided that if it is necessary to exclude more than one Restricted Subsidiary from clause (f) or (g) of Section 8.01 pursuant to this Section 8.03 in order to avoid an Event of Default thereunder, all excluded Restricted

Subsidiaries shall be considered to be a single consolidated Restricted Subsidiary for purposes of determining whether the condition specified above is satisfied.
8.04.    Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Secured Obligations shall be applied by the Administrative Agent in the following order:
First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;
Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders and the L/C Issuer (including fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuer (including fees and time charges for attorneys who may be employees of any Lender or the L/C Issuer) and amounts payable under Article III), ratably among them in proportion to the respective amounts described in this clause Second payable to them;
Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans, L/C Borrowings and other Obligations, ratably among the Lenders and the L/C Issuer in proportion to the respective amounts described in this clause Third payable to them;
Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C Borrowings, to payment of the unpaid Swap Obligations and to payment of Cash Management Obligations then owing under Specified Cash Management Agreements, ratably among the Lenders, the L/C Issuer, Cash Management Banks and the counterparties to the Swap Contracts giving rise to such Swap Obligations in proportion to the respective amounts described in this clause Fourth held by them;
Fifth, to the Administrative Agent for the account of the L/C Issuer, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit; and
Last, the balance, if any, after all of the Secured Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.
Subject to Section 2.03(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Secured Obligations, if any, in the order set forth above.

ARTICLE IX.
ADMINISTRATIVE AGENT
9.01.    Appointment and Authority. Each of the Lenders and the L/C Issuer hereby irrevocably appoints Citibank, N.A. to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Except with respect to Section 9.06, Section 9.10 and Section 9.12, the provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuer, and neither the Borrower, nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions.
9.02.    Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.
9.03.    Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Administrative Agent:
(a)    shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;
(b)    shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law; and
(c)    shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.
The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 10.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Borrower, a Lender or the L/C Issuer.
The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.
9.04.    Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or the L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or the L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
9.05.    Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub agents appointed by the Administrative Agent. The Administrative Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub agent and to the Related Parties of the Administrative Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.
9.06.    Resignation of Administrative Agent. The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuer and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with the approval of the Borrower unless an Event of Default under Section 8.01(f) or (g) has occurred or is continuing (such approval not to be unreasonably withheld), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders and the L/C Issuer, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that if the Administrative Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the L/C Issuer under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the L/C Issuer directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). Upon the acceptance of a successor’s appointment as the Administrative Agent, hereunder, and upon the execution and filing or recording of such financing statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Security Documents, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 10.04 shall continue in effect for the benefit of such retiring Administrative Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.
Any resignation by Citibank, N.A. as Administrative Agent pursuant to this Section 9.06 shall also constitute its resignation as L/C Issuer and Swing Line Lender. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer and Swing Line Lender, (b) the retiring L/C Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring L/C Issuer to effectively assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit.

9.07.    Non-Reliance on Administrative Agent and Other Lenders. Each Lender and the L/C Issuer acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and the L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.
9.08.    No Other Duties, Etc. Except as expressly set forth herein, none of the bookmanagers, Arrangers or other titles listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or the L/C Issuer hereunder.
9.09.    Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:
(a)    to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuer and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuer and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuer and the Administrative Agent under Section 2.03(i) and (j), 2.09 and 10.04) allowed in such judicial proceeding; and
(b)    to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;
and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the L/C Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Section 2.09 and 10.04.
Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.
9.10.    Guaranty and Collateral Matters. (a) Subject to the last sentence of Section 6.15(b) of the Guaranty, the Lenders and the L/C Issuer irrevocably authorize the Administrative Agent to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction not prohibited hereunder or ceases to be required to guarantee the Secured Obligations by virtue of the definition of Guarantor, upon receipt of a certificate of the Borrower certifying that such transaction is not prohibited hereunder or as to the basis on which such Subsidiary no longer falls within the definition of Guarantor. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.10.
(b)    The Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion, to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon Payment in Full, (ii) if approved, authorized or ratified in writing in accordance with Section 10.01 or (iii) pursuant to the Security Documents. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release its interest in particular types or items of property in accordance with this Section.
9.11.    Withholding Tax. To the extent required by any applicable law, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding tax. Without limiting the provisions of Section 3.01, each Lender shall, and does hereby, indemnify the Administrative Agent, and shall make payable in respect thereof within 30 days after demand therefor, against any and all Taxes and any and all related losses, claims, liabilities and expenses (including fees, charges and disbursements of any counsel for the Administrative Agent) incurred by or asserted against the Administrative Agent by the IRS or any other Governmental Authority as a result of the failure of the Administrative Agent to properly withhold tax from amounts paid to or for the account of any Lender for any reason (including, without limitation, because the appropriate form was not delivered or not property executed, or because such Lender failed to notify the Administrative Agent of a change in circumstance that rendered the exemption from, or reduction of withholding tax ineffective). A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due the Administrative Agent under this Section 9.11. The agreements in this Section 9.11 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, and the repayment, satisfaction or discharge of all other obligations.
9.12.    Intercreditor Agreements, Collateral Matters and Specified Amendments. (a) Each Lender (and each Person that becomes a Lender hereunder pursuant to Section 10.06) hereby authorizes and directs the Administrative Agent to enter into any Pari-Passu Intercreditor Agreement or Junior Lien Intercreditor Agreement on behalf of such Lender needed to effectuate the transactions permitted by this Agreement and agrees that the Administrative Agent may take such actions on its behalf as is contemplated by the terms of such applicable intercreditor agreement. Without limiting the provisions of Sections 9.03 and 10.04, each Lender hereby consents to Citibank, N.A. and any successor serving in such capacity and agrees not to assert any claim (including as a result of any conflict of interest) against Citibank, N.A., or any such successor, arising from the role of the Administrative Agent or other agent under the Security Documents or any such intercreditor agreement so long as it is either acting in accordance with the terms of such documents or otherwise has not engaged in gross negligence or willful misconduct. In addition, Citibank N.A., or any such successor, shall be authorized, without the consent of any Lender, to execute or to enter into amendments of, and amendments and restatements of, the Security Documents, any such intercreditor agreement and any additional and replacement intercreditor agreements, in each case, in order to effect the subordination of and to provide for certain additional rights, obligations and limitations in respect of, any Liens required by the terms of this Agreement to be Liens junior to, or pari passu with, the Secured Obligations, that are incurred as permitted by this Agreement, and to establish certain relative rights as between the holders of the Secured Obligations and the holders of the Indebtedness secured by such Liens junior or pari passu with the Secured Obligations.
(b)    The Lenders irrevocably authorize the Administrative Agent to enter into any amendment contemplated by Section 2.14(e), 2.15(f), 2.16(e) and any writing which creates a deemed amendment in connection with a Permitted Amendment.
ARTICLE X.
MISCELLANEOUS
10.01.    Amendments, Etc. Except as set forth in Sections 2.14, 2.15 and 2.16, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower, or any other Loan Party therefrom, shall be effective unless in writing signed by (1) the Required Lenders and the Borrower, or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent (except, in each case, as set forth in clauses (2), (3) and (4) below), (2) the Required Revolving Lenders and the Borrower and acknowledged by the Administrative Agent in the case of clause (h) below, (3) the Required Facility Lenders and the Borrower and acknowledged by the Administrative Agent in the case of clause (i) below and (4) the parties to the Fee Letter in the case of the proviso after clause (i) below, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:
(a)    extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender;
(b)    postpone any date fixed by this Agreement or any other Loan Document for any payment or mandatory prepayment of principal, interest, fees or other amounts due to the Lenders (or any of them) or any mandatory reduction of the Aggregate Commitments hereunder without the written consent of each Lender directly affected thereby;

(c)    reduce the principal of, or the stated rate of interest specified herein on, any Loan or Unreimbursed Amount, or (subject to clause (z) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder without the written consent of each Lender directly affected thereby; provided, however, that, without limiting the effect of clauses (h) and (i) below or the proviso directly below, only the consent of the Required Lenders shall be necessary (i) to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest or Letter of Credit Fees at the Default Rate or (ii) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C Borrowing or to reduce any fee payable hereunder;
(d)    change Section 2.13 or Section 8.04 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender adversely affected thereby;
(e)    amend Section 1.06 or the definition of “Alternative Currency” without the written consent of each Revolving Credit Lender directly adversely affected thereby;
(f)    change any provision of this Section or the definition of “Required Lenders”, “Required Term Lenders” or “Required Revolving Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder without the written consent of each Lender under the applicable Facility affected thereby;
(g)    other than as permitted by Section 9.10, release all or substantially all of the Guarantors from the Guaranty or all or substantially all of the collateral covered by the Security Documents without the written consent of each Lender;
(h)    (i) waive any condition set forth in Section 4.02 as to any Credit Extension under the Revolving Credit Facility or (ii) amend, waive or otherwise modify any term or provision which directly affects Lenders under the Revolving Credit Facility and does not directly affect Lenders under any other Facility (which, for avoidance of doubt, includes any amendment, waiver or other modification to (x) Section 7.11 (or any defined term used therein as it relates to Section 7.11) or (y) Section 8.01(b) (as it relates to an Event of Default solely with respect to the Revolving Credit Commitments)) without the consent of Required Revolving Lenders; or
(i)    (i) waive any condition set forth in Section 4.02 as to any Credit Extension under the Incremental Revolving Facility or Refinancing Revolving Facility or (ii) amend, waive or otherwise modify any term or provision of a particular Facility in each case with only the consent of the Required Facility Lenders under such Facility, so long as such amendment, waiver or modification does not directly affect the Lenders under any other Facility;
and, provided further, that (w) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer in addition to the Lenders required above, affect the rights or duties of the L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (x) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; (y) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; and (z) each Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties to the applicable Fee Letter. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that (i) the Commitment of such Lender may not be increased or extended and (ii) the principal of any Loan owed to such Lender may not be reduced without the consent of such Lender.
Notwithstanding the foregoing, the Borrower and Administrative Agent may amend this Agreement and the other Loan Documents without the consent of any Lender (a) to cure any ambiguity, omission, mistake, error, defect or inconsistency, (b) to add a Guarantor with respect to the Loans or collateral to secure the Loans or (c) to make administrative changes that do not adversely affect the rights of any Lender (including as contemplated by Section 2.15(d)(v), 2.16(d)(v) and the definition of Permitted Amendments). In addition, the Administrative Agent, without the consent of any Lender, shall be permitted to enter into any amendments, waivers, modifications or supplements to any Junior Lien Intercreditor Agreement or Pari Passu Intercreditor Agreement, if the Administrative Agent would have been permitted hereunder to enter into a new Junior Lien Intercreditor Agreement or Pari Passu Intercreditor Agreement which contained the terms set forth in such amendment, waiver, modification or supplement, at the time when such amendment, waiver, modification or supplement is entered into.
In addition, notwithstanding the foregoing, in situations not otherwise governed by Section 2.14, 2.15 and 2.16 this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent, and the Borrower (x) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof (collectively, the “Additional Extensions of Credit”) to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans and Revolving Credit Loans and the accrued interest and fees in respect thereof and (y) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders and Required Revolving Lenders; provided, however, that no such amendment shall permit the Additional Extensions of Credit (a) to share in preference to the Term Loans in the application of any mandatory prepayments without the consent of Required Term Lenders (without giving effect to such Extensions of Credit) or (b) to share in preference to the Revolving Credit Loans in the application of any mandatory prepayments without the consent of the Required Revolving Lenders (without giving effect to such Extensions of Credit).
The Borrower may, by written notice to the Administrative Agent from time to time, make one or more offers to all Lenders under the applicable Facility to make one or more Permitted Amendments to such Facility pursuant to procedures reasonably specified by the Administrative Agent and reasonably acceptable to the Borrower. Such notice shall set forth (a) the terms and conditions of the requested Permitted Amendments and (b) the date on which responses from the applicable Lenders in respect of such Permitted Amendment are required to be received (which shall not be less than three Business Days after the date of such notice). Only those Lenders that consent to such Permitted Amendment (the “Accepting Lenders”) will have the maturity of their applicable Loans and Commitments extended and be entitled to the benefits provided thereby, which shall have effect notwithstanding the pro rata sharing provisions of Section 2.13. The Borrower and each Accepting Lender shall execute and deliver to the Administrative Agent such documentation as the Administrative Agent shall reasonably specify to evidence the acceptance of the Permitted Amendments and the terms and conditions thereof. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Permitted Amendment. Each of the parties hereto hereby agrees that, upon the effectiveness of any Permitted Amendment, this Agreement shall be deemed amended, as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the terms and provisions of the Permitted Amendment with respect to the Loans and Commitments of the Accepting Lenders (including any amendments necessary to treat the Loans and Commitments of the Accepting Lenders in a manner consistent with the other Loans and Commitments under this Agreement or as contemplated by the Permitted Amendment).
Any such waiver and any such amendment or modification pursuant to this Section 10.01 shall be binding upon the Borrower, the Lenders, the L/C Issuer, the Swing Line Lender, the Administrative Agent and all future holders of the Loans. In the case of any waiver, the Borrower, the Lenders, the L/C Issuer, the Swing Line Lender and the Administrative Agent shall be restored to their former positions and rights hereunder and under the other Loan Documents, and any Default or Event of Default that is waived pursuant to this Section 10.01 shall be deemed to be cured and not continuing during the period of such waiver.
10.02.    Notices; Effectiveness; Electronic Communication.
(a)    Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail, sent by telecopier as follows or sent by electronic communication as provided in subsection (b) below, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:
(i)    if to the Borrower, the Administrative Agent, the L/C Issuer or the Swing Line Lender, to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 10.02; and
(ii)    if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire.
Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).
(b)    Electronic Communications. Notices and other communications to the Lenders and the L/C Issuer hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the

Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the L/C Issuer pursuant to Article II if such Lender or the L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in their discretion, agree to accept notices and other communications to the Administrative Agent or the Borrower hereunder by electronic communications pursuant to procedures approved by the Administrative Agent or the Borrower, provided that approval of such procedures may be limited to particular notices or communications.
Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to the Lenders and the L/C Issuers to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.
(c)    The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender, the L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall the Borrower or any Agent Party have any liability to the Borrower, any Lender, the L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages); provided that such waiver shall not limit any Loan Party’s reimbursement or indemnification obligations under Sections 10.04(a) or 10.4(b), respectively.
(d)    Change of Address, Etc. The Borrower, the Administrative Agent, the L/C Issuer and the Swing Line Lender may change its address, electronic mail address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, electronic mail address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrower, the

Administrative Agent, the L/C Issuer and the Swing Line Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender.
(e)    Reliance by Administrative Agent, L/C Issuer and Lenders. The Administrative Agent, the L/C Issuer and the Lenders shall be entitled to rely and act upon any notices (including telephonic Borrowing Notices and Swing Line Loan Notices) purportedly given by or on behalf of the Borrower, even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.
10.03.    No Waiver; Cumulative Remedies. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.
10.04.    Expenses; Indemnity; Damage Waiver.
(a)    Costs and Expenses. The Borrower shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable and documented fees, charges and disbursements of a single counsel for the Administrative Agent and the Arrangers and a single local counsel in each relevant jurisdiction and any special counsel reasonably deemed necessary by the Administrative Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, due diligence, negotiation, execution, delivery, administration and enforcement of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out-of-pocket expenses incurred by the L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, any Lender or the L/C Issuer (including the reasonable fees, charges and disbursements of any counsel for the Administrative Agent, any Lender or the L/C Issuer), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such reasonable and documented out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

(b)    Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), the Arrangers, each Lender and the L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities (including any Environmental Liability) and related reasonable and documented out-of-pocket fees and expenses (including the reasonable documented out-of-pocket fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration and enforcement of this Agreement and the other Loan Documents, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit) and (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are found in a final, non-appealable judgment by a court of competent jurisdiction to (x) have resulted from the bad faith, gross negligence or willful misconduct of such Indemnitee, (y) result from a claim brought by the Borrower or any other Loan Party against an Indemnitee for material breach of such Indemnitee’s obligations hereunder or under any other Loan Document or (z) result from a dispute solely among Indemnitees (other than any claims against an Indemnitee in its capacity or in fulfilling its role as an administrative agent or arranger or any similar role under this Agreement or any claims arising out of any act or omission of the Borrower or any of its Affiliates).
(c)    Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), the Arrangers, the L/C Issuer or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the Arrangers, the L/C Issuer or such Related Party, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), the Arrangers or the L/C Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), the Arrangers or L/C Issuer in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(d).
(d)    Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, no party hereto shall assert, and each hereby waives, any claim against the

Borrower and its Affiliates or any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof; provided that such waiver shall not limit any Loan Party’s reimbursement or indemnification obligations under Sections 10.04(a) or 10.4(b), respectively. No Indemnitee referred to in subsection (b) above or the Borrower and its Affiliates shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby, except to the extent such damages result from the gross negligence or willful misconduct of such Indemnitee.
(e)    Payments. All amounts due under this Section shall be payable not later than ten Business Days after demand therefor.
(f)    Survival. The agreements in this Section shall survive the resignation of the Administrative Agent, the Arrangers and the L/C Issuer, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations and Swap Obligations.
10.05.    Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent, the Arrangers, the L/C Issuer or any Lender, or the Administrative Agent, the Arrangers, the L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the Arrangers, the L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and the L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect, in the applicable currency of such recovery or payment. The obligations of the Lenders and the L/C Issuer under clause (b) of the preceding sentence shall survive Payment in Full and the termination of this Agreement.
10.06.    Successors and Assigns.
(a)    Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of subsection (b)

of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section or (iv) pursuant to Section 2.14. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Arrangers, the L/C Issuer and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)    Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this subsection (b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it); provided that:
(i)    except (a) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it, which such amount is less than the applicable minimum transfer amount set forth below, or (b) in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000, in the case of any assignment in respect of the Revolving Credit Facility, or $1,000,000, in the case of any assignment in respect of the Term Loan Facility, unless each of the Administrative Agent and, so long as no Event of Default under Section 8.01(a), (f) or (g) has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met;
(ii)    each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not apply to rights in respect of Swing Line Loans;
(iii)    the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount, if any, required as set forth in Schedule 10.06 (provided however, that the Administrative Agent may in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment and does hereby waive such processing and recordation fee in the case of an assignment by a Lender to an Affiliate of such Lender) and the Eligible Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the closing date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Section 3.01, 3.04, 3.05 and 10.04 with respect to facts and circumstances occurring prior to the closing date of such assignment. Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.
(c)    Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. Any assignment of any Loan, whether or not evidenced by a Note, shall be effective only upon appropriate entries with respect thereto being made in the Register (and each Note shall expressly so provide). The Register shall be available for inspection by the Borrower and the L/C Issuer at any reasonable time and from time to time upon reasonable prior notice. In addition, at any time that a request for a consent for a material or substantive change to the Loan Documents is pending, any Lender may request and receive from the Administrative Agent a copy of the Register.
(d)    Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Lenders and the L/C Issuer shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.
Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender, to the extent that it has a consent right hereunder, will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in clauses (a), (b) (c), and (f) of the first proviso to Section 10.01 that affects such Participant. Subject to subsection (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Section 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment, provided, that in the case of Section 3.01, such Participant shall have complied with the requirements of such section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender; such Participant agrees to be subject to Section 2.13 as though it were a Lender.
Each Lender that sells a participation, acting for this purpose as a non-fiduciary agent (solely for tax purposes) of the Borrower, shall maintain a register for the recordation of the names and addresses of the Participants and principal amount (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender and each Loan Party shall treat each Person whose name is recorded in the Participant Register pursuant to the terms hereof as the owner of such participation for all purposes of this Agreement, notwithstanding notice to the contrary.
(e)    Limitation upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 3.01, 3.04 or 3.05 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. No Participant shall be entitled to the benefits of Section 3.01 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 3.01(e) as though it were a Lender.
(f)    Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note(s), if any) to secure obligations of such Lender to secure obligations to a Federal Reserve Bank or other central bank having jurisdiction over such Lender; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
(g)    Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce

Act, the New York State Electronic Signatures and Records Act, or any other similar state Laws based on the Uniform Electronic Transactions Act.
(h)    Resignation as L/C Issuer or Swing Line Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time Citibank, N.A. or any other L/C Issuer assigns all of its Commitment and Loans pursuant to subsection (b) above, Citibank, N.A. or any other L/C Issuer may, (i) upon 30 days’ notice to the Borrower and the Lenders, resign as L/C Issuer and/or (ii) upon 30 days’ notice to the Borrower, resign as Swing Line Lender. In the event of any such resignation as L/C Issuer or Swing Line Lender, the Borrower shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swing Line Lender hereunder; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of such L/C Issuer or Swing Line Lender, as the case may be. If Citibank, N.A. resigns as L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective time of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). If Citibank, N.A. resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective time of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Upon the appointment of a successor L/C Issuer and/or Swing Line Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as the case may be, and (b) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to such L/C Issuer to effectively assume the obligations of such L/C Issuer with respect to such Letters of Credit.
(i)    Notwithstanding any other provision in the Loan Documents, any Lender may, at any time, assign all or a portion of its rights and obligations with respect to Term Loans, Incremental Term Loans and Refinancing Term Loans under this Agreement to the Borrower through reverse Dutch auctions in accordance with Section 2.19 and open market purchases in accordance with Section 2.20.
10.07.    Treatment of Certain Information; Confidentiality. Each of the Administrative Agent, Arrangers, the Lenders and the L/C Issuer agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) on a need-to-know basis, to its Affiliates and to its Related Parties for the evaluation of, administration of and enforcement of rights under the Loan Documents (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto subject to any other applicable confidentiality arrangements in the Fee Letters, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section and such Information being used for the evaluation of, administration of and enforcement of rights under the Loan Documents, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information becomes publicly available other than as a result of a breach of this Section.
For purposes of this Section, “Information” means all information received from the Borrower or any Subsidiary relating to the Borrower or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Arranger, any Lender or the L/C Issuer on a nonconfidential basis prior to disclosure by the Borrower or any Subsidiary, provided that, in the case of information received from the Borrower or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised reasonable care to protect such Information, and in no event less than the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.
Each of the Administrative Agent, the Arrangers, the Lenders and the L/C Issuer acknowledges that (a) the Information may include material non-public information concerning the Borrower or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Laws, including Federal and state securities laws.
10.08.    Right of Setoff. Upon any amount becoming due and payable hereunder (whether at stated maturity, by acceleration or otherwise), each Lender, the L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the L/C Issuer or any such Affiliate to or for the credit or the account of a Loan Party against any and all of the obligations of such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or the L/C Issuer, irrespective of whether or not such Lender or the L/C Issuer shall have made any demand under this Agreement or any other Loan Document or are owed to a branch or office of such Lender or the L/C Issuer different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Lender, the L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the L/C Issuer or their respective Affiliates may have. Each Lender and the L/C Issuer agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

10.09.    Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.
10.10.    Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.
10.11.    Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.
10.12.    Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.13.    Replacement of Lenders. If (a) any Lender requests compensation under Section 3.04, (b) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, (c) any Lender is at such time a Defaulting Lender or has given notice pursuant to Section 3.02 or (d) any Lender becomes a “Nonconsenting Lender” (hereinafter defined), then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to (and such Lender shall) assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06), all of its interest, rights and obligations under this Agreement and the related Loan Documents to an assignee selected by the Borrower that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:
(a)    the Administrative Agent shall have received the assignment fee specified in Section 10.06(b) (provided however, that the Administrative Agent may in its sole discretion elect to waive such processing and recordation fee in the case of any assignment);
(b)    such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);
(c)    in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter;
(d)    such assignment does not conflict with applicable Laws, and
(e)    neither the Administrative Agent nor any Lender shall be obligated to be or to find the assignee.
A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. In the event that (x) the Borrower or the Administrative Agent has requested the Lenders to consent to a departure or waiver of any provisions of the Loan Documents or to agree to any amendment thereto and (y) the Required Lenders, Required Revolving Lenders or Required Facility Lenders, as applicable, have agreed to such consent, waiver or amendment, then any such Lender, who does not agree to such consent, waiver or amendment and whose consent would otherwise be required for such departure, waiver or amendment, shall be deemed a “Nonconsenting Lender.” Any such replacement shall not be deemed a waiver of any rights that the Borrower shall have against the replaced Lender.
10.14.    Governing Law; Jurisdiction; Etc.
(a)    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)    SUBMISSION TO JURISDICTION. THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(c)    WAIVER OF VENUE. THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)    SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
10.15.    Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF

LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
10.16.    USA PATRIOT Act Notice. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Loan Party that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Loan Party in accordance with the Act.
10.17.    Time of the Essence. Time is of the essence of the Loan Documents.
10.18.    Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Borrower in respect of any such sum due from it to the Administrative Agent or the Lenders hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent from the Borrower in the Agreement Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or the Person to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent in such currency, the Administrative Agent agrees to return the amount of any excess to the Borrower (or to any other Person who may be entitled thereto under applicable law).
10.19.    No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent and the Arrangers are arm’s-length commercial transactions between the Borrower and their Affiliates, on the one hand, and the Administrative Agent and the Arrangers, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan

Documents; (ii) (A) the Administrative Agent, each Arranger and each Lender is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its respective Affiliates, or any other Person and (B) neither the Administrative Agent nor any of the Arrangers nor any Lender has any obligation to the Borrower or any of its respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent and the Arrangers and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its respective Affiliates, and neither the Administrative Agent nor any of the Arrangers has any obligation to disclose any of such interests to the Borrower or its respective Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against the Administrative Agent and the Arrangers with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.
10.20.    Existing Swap Contracts. For purposes of any Swap Contract in effect as of the Closing Date which is documented under an ISDA Master Agreement between the Borrower and any Person who was a lender under the Existing Credit Agreement or an Affiliate thereof (or any Person that was a lender under the Existing Credit Agreement or an Affiliate thereof when such Swap Contract was entered into), this Agreement shall be deemed to be an amendment of the Existing Credit Agreement under such Swap Contract; if applicable, references to “Subsidiary Guarantors” or other similar term intended to reference the Guarantors as a “Credit Support Provider” under such Swap Contract shall be deemed to refer to the Guarantors; if applicable, references to the “Subsidiary Guaranty” as a “Credit Support Document” under such Swap Contract shall be deemed to refer to the Guaranty; and, if applicable, references to “Obligations” under such Swap Contract, as the context requires, shall be deemed to refer to Swap Obligations. Each Existing Credit Agreement Lender hereby authorizes the Existing Credit Agreement Administrative Agent to take any steps reasonably requested by the Borrower to release the Borrower from its obligations to such Existing Credit Agreement Lender under the Existing Credit Agreement Guarantee.
10.21.    Release of Peabody IC Funding Corp.. (a) The Existing Credit Agreement Lenders, which constitute Existing Credit Agreement Required Lenders, upon their execution of the Credit Agreement, hereby (i) amend the Existing Credit Agreement Guarantee to (A) delete Section 4 of the Existing Credit Agreement Guarantee in its entirety and (B) permit the release of Peabody IC Funding Corp. upon the approval of the Existing Credit Agreement Required Lenders automatically without the delivery of any instrument or the taking of any other action, (ii) forever release Peabody IC Funding Corp. from being an Existing Credit Agreement Guarantor and having any obligations under the Existing Credit Agreement Guarantee and (iii) authorize the Existing Credit Agreement Administrative Agent to take any actions reasonably requested by the Borrower to further effectuate such release at the expense of the Borrower. (b) The Lenders, upon their execution of the Credit Agreement, hereby permit the release of Peabody IC Funding Corp. upon their approval automatically without the delivery of any instrument or the taking of any other action, (ii) forever release Peabody IC Funding Corp. from being a Guarantor and having any obligations under the Guaranty and (iii) authorize the Administrative Agent to take any actions reasonably requested by the Borrower to further effectuate such release at the expense of the Borrower.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.
BORROWER:
PEABODY ENERGY CORPORATION, a Delaware corporation
By: /s/ James A. Tichenor
Name: James A. Tichenor
Title: Vice President and Treasurer

Signature Page to Credit Agreement

CITIBANK, N.A., as
Administrative Agent
By: /s/ Christopher Wood
Name: Christopher Wood
Title: Vice President

Signature Page to Credit Agreement

CITIBANK, N.A.,
as a Lender
By: /s/ Christopher Wood
Name: Christopher Wood
Title: Vice President

Signature Page to Credit Agreement

Australia and New Zealand Banking Group Limited,
as a Lender

By:     /s/ Robert Grillo__________________
Name: Robert Grillo ___________________
Title:     Director________________________

Signature Page to Credit Agreement

Bank of America, N.A.,
as a Lender

By:     /s/ Adam H. Fey________________
Name: Adam H. Fey _________________
Title:     Director______________________

Signature Page to Credit Agreement

Union Bank, N.A.,
as a Lender

By:     /s/ Eric Otieno__________________
Name: Eric Otieno __________________
Title:     _Vice President________________

Signature Page to Credit Agreement

BNP Paribas,
as a Lender

By:     /s/ Claudia Zarate________________
Name: _ Claudia Zarate _______________
Title:     __Director______________________

For any Lender requiring a second signature block:
By:     _/s/ Nicolas Rabier_______________
Name: _ Nicolas Rabier _______________
Title:     _Managing Director_____________

Signature Page to Credit Agreement

Branch Banking and Trust Company,
as a Lender

By:     __/s/ Max Greer________________
Name: _ Max Greer __________________
Title:     __Vice President________________

Signature Page to Credit Agreement

Caterpillar Financial Services Corp.,
as a Lender

By:     __/s/ Robert J. Bennes___________
Name: __ Robert J. Bennes ____________
Title:     __Managing Director____________

For any Lender requiring a second signature block:
By:     _____________________________
Name: _____________________________
Title:     _____________________________

Signature Page to Credit Agreement

Comerica Bank,
as a Lender

By:     __/s/ Heather Whiting___________
Name: __ Heather Whiting ____________
Title:     ___Vice President______________

For any Lender requiring a second signature block:
By:     _____________________________
Name: _____________________________
Title:     _____________________________

Signature Page to Credit Agreement

Compass Bank,
as a Lender

By:     _/s/ A. Alex Morton_____________
Name: __ A. Alex Morton _____________
Title:     ___Executive Director____________

Signature Page to Credit Agreement

Credit Agricole Corporate and Investment Bank,
as a Lender

By:     __/s/ Mel Smith________________
Name: __ Mel Smith __________________
Title:     ___Vice President_______________

For any Lender requiring a second signature block:
By:     ___/s/ James Austin_____________
Name: ___ James Austin _______________
Title:     ___Vice President_______________

Signature Page to Credit Agreement

Credit Suisse AG, Cayman Islands Branch,
as a Lender

By:     __/s/ Alain Daoust____________
Name: ___ Alain Daoust_____________
Title:     ___Authorized Signatory_________

For any Lender requiring a second signature block:
By:     __/s/ Patrick Freytag____________
Name: __ Patrick Freytag _____________
Title:     ___ Authorized Signatory ________

Signature Page to Credit Agreement

Deutsche Bank AG New York Branch,
as a Lender

By:     __/s/ Marcus M. Tarkington_______
Name: ___ Marcus M. Tarkington _______
Title:     ____Director__________________

For any Lender requiring a second signature block:
By:     __/s/ Dusan Lazarov_____________
Name: ___ Dusan Lazarov _____________
Title:     ____Director___________________

Signature Page to Credit Agreement

Fifth Third Bank,
as a Lender

By:     __/s/ Robert M. Sander___________
Name: __ Robert M. Sander ____________
Title:     ___Vice President_______________

For any Lender requiring a second signature block:
By:     _____________________________
Name: _____________________________
Title:     _____________________________

Signature Page to Credit Agreement

Goldman Sachs Bank USA,
as a Lender

By:     ___/s/ Mark Walton____________
Name: ___ Mark Walton ______________
Title:     ____Authorized Signatory________

Signature Page to Credit Agreement

HSBC Bank USA, N.A.,
as a Lender

By:     __/s/ Adam Hendley____________
Name: ___ Adam Hendley ____________
Title:     ___Director___________________

For any Lender requiring a second signature block:
By:     _____________________________
Name: _____________________________
Title:     _____________________________

Signature Page to Credit Agreement

JPMorgan Chase Bank, N.A.,
as a Lender

By:     __/s/ Brian Knapp____________
Name: __ Brian Knapp ______________
Title:     __Vice President______________

For any Lender requiring a second signature block:
By:     _____________________________
Name: _____________________________
Title:     _____________________________

Signature Page to Credit Agreement

Morgan Stanley Bank, N.A.,
as a Lender

By:     _/s/ Robbie Pearson_____________
Name: ___ Robbie Pearson _____________
Title:     ___Authorized Signatory____________

Signature Page to Credit Agreement

Nanyang Commercial Bank, Ltd.
San Francisco Branch,
as a Lender

By:     ___/s/ Simon Chan____________
Name: ___ Simon Chan ______________
Title:     ____Vice President____________

For any Lender requiring a second signature block:
By:     ____/s/ Morisa Lee_______________
Name: ____ Morisa Lee ________________
Title:     ___Head of Finance Department_____

Signature Page to Credit Agreement

National Australia Bank Limited,
as a Lender

By:     ___/s/ Courtney A. Cloe____________
Name: ___ Courtney A. Cloe _____________
Title:     _______Director__________________

For any Lender requiring a second signature block:
By:     _____________________________
Name: _____________________________
Title:     _____________________________

Signature Page to Credit Agreement

PNC Bank, N.A.,
as a Lender

By:     __/s/ Dale A. Stein_____________
Name: __Dale A. Stein_______________
Title:     __Sr. Vice President ___________

For any Lender requiring a second signature block:
By:     _____________________________
Name: _____________________________
Title:     _____________________________

Signature Page to Credit Agreement

The Royal Bank of Scotland PLC,
as a Lender

By:     ___/s/ Patricia Dundee___________
Name: ___ Patricia Dundee ____________
Title:     ____Authorized Signatory________

Signature Page to Credit Agreement

Société Générale,
as a Lender

By:     ____/s/ Emmanuel Chesneau_______
Name: _____ Emmanuel Chesneau _______
Title:     ____Managing Director___________

For any Lender requiring a second signature block:
By:     _____________________________
Name: _____________________________
Title:     _____________________________

Signature Page to Credit Agreement

Standard Chartered Bank,
as a Lender

By:     ____/s/ James H. Ramage_______
Name: ____ James H. Ramage _________
Title:     _____Managing Director_________

For any Lender requiring a second signature block:
By:     ____/s/ Robert K. Reddington________
Name: _____ Robert K. Reddington ________
Title: Credit Documentation Manager____
Credit Documentation Unit, WB Legal-Americas

Signature Page to Credit Agreement

Sumitomo Mitsui Banking Corporation,
as a Lender

By:     __/s/ James D. Weinstein_________
Name: ___ James D. Weinstein _________
Title:     ____Managing Director__________

For any Lender requiring a second signature block:
By:     _____________________________
Name: _____________________________
Title:     _____________________________

Signature Page to Credit Agreement

U.S. Bank National Association,
as a Lender

By:     __/s/ John M. Eyerman___________
Name: ___ John M. Eyerman ___________
Title:     ___Vice President_______________

For any Lender requiring a second signature block:
By:     _____________________________
Name: _____________________________
Title:     _____________________________

Signature Page to Credit Agreement

Wells Fargo Bank, N.A.,
as a Lender

By:     ___/s/ Bordon Tennant___________
Name: ____ Bordon Tennant ___________
Title:     ____Assistant Vice President______

For any Lender requiring a second signature block:
By:     _____________________________
Name: _____________________________
Title:     _____________________________

Signature Page to Credit Agreement

WESTPAC BANKING CORPORATION ,
as a Lender

By:     ___/s/ Sean Crellin_____________
Name: ___Sean Crellin _____________
Title:     ____Director__________________

Signature Page to Credit Agreement

Schedule 1.01(a)
to Credit Agreement

MANDATORY COST FORMULAE

1.	The Mandatory Cost (to the extent applicable) is an addition to the interest rate to compensate Lenders for the cost of compliance with:

(a)	the requirements of the Bank of England and/or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions); or

(b)	the requirements of the European Central Bank.

2.
On the first day of each Interest Period (or as soon as practicable thereafter) the Administrative Agent shall calculate, as a percentage rate, a rate (the “Additional Cost Rate”) for each Lender, in accordance with the paragraphs set out below. The Mandatory Cost will be calculated by the Administrative Agent as a weighted average of the Lenders’ Additional Cost Rates (weighted in proportion to the percentage participation of each Lender in the relevant Loan) and will be expressed as a percentage rate per annum. The Administrative Agent will, at the request of the Borrower or any Lender, deliver to the Borrower or such Lender as the case may be, a statement setting forth the calculation of any Mandatory Cost.

3.
The Additional Cost Rate for any Lender lending from a Lending Office in a Participating Member State will be the percentage notified by that Lender to the Administrative Agent. This percentage will be certified by such Lender in its notice to the Administrative Agent to be its reasonable determination of the cost (expressed as a percentage of such Lender’s participation in all Loans made from such Lending Office) of complying with the minimum reserve requirements of the European Central Bank in respect of Loans made from that Lending Office.

4.	The Additional Cost Rate for any Lender lending from a Lending Office in the United Kingdom will be calculated by the Administrative Agent as follows:

(a)	in relation to any Loan in Sterling:

AB+C (B-D)+E x 0.01	per cent per annum
100 - (A+C)

(b)	in relation to any Loan in any currency other than Sterling:

E x 0.01	per cent per annum
300

Schedules                     1

Where:

“A”
is the percentage of Eligible Liabilities (assuming these to be in excess of any stated minimum) which that Lender is from time to time required to maintain as an interest free cash ratio deposit with the Bank of England to comply with cash ratio requirements.

“B”
is the percentage rate of interest (excluding the Applicable Rate, the Mandatory Cost and any interest charged on overdue amounts pursuant to the first sentence of Section 2.08(b) and, in the case of interest (other than on overdue amounts) charged at the Default Rate, without counting any increase in interest rate effected by the charging of the Default Rate) payable for the relevant Interest Period of such Loan.

“C”	is the percentage (if any) of Eligible Liabilities which that Lender is required from time to time to maintain as interest bearing Special Deposits with the Bank of England.

“D”	is the percentage rate per annum payable by the Bank of England to the Administrative Agent on interest bearing Special Deposits.

“E”
is designed to compensate Lenders for amounts payable under the Fees Regulations and is calculated by the Administrative Agent as being the average of the most recent rates of charge supplied by the Lenders to the Administrative Agent pursuant to paragraph 7 below and expressed in pounds per £1,000,000.

5.	For the purposes of this Schedule:

(a)	“Eligible Liabilities” and “Special Deposits” have the meanings given to them from time to time under or pursuant to the Bank of England Act 1998 or (as may be appropriate) by the Bank of England;

(b)	“Fees Regulations” means the FSA Supervision Manual or such other law or regulation as may be in force from time to time in respect of the payment of fees for the acceptance of deposits;

(c)
“Fee Tariffs” means the fee tariffs specified in the Fees Regulations under the activity group A.1 Deposit acceptors (ignoring any minimum fee or zero rated fee required pursuant to the Fees Regulations but taking into account any applicable discount rate); and

(d)	“Tariff Base” has the meaning given to it in, and will be calculated in accordance with, the Fees Regulations.

6.
In application of the above formulae, A, B, C and D will be included in the formulae as percentages (i.e. 5% will be included in the formula as 5 and not as 0.05). A negative result obtained by subtracting D from B shall be taken as zero. The resulting figures shall be rounded to four decimal places.

Schedules                     2

7.
If requested by the Administrative Agent or the Borrower, each Lender with a Lending Office in the United Kingdom or a Participating Member State shall, as soon as practicable after publication by the Financial Services Authority, supply to the Administrative Agent and the Borrower, the rate of charge payable by such Lender to the Financial Services Authority pursuant to the Fees Regulations in respect of the relevant financial year of the Financial Services Authority (calculated for this purpose by such Lender as being the average of the Fee Tariffs applicable to such Lender for that financial year) and expressed in pounds per £1,000,000 of the Tariff Base of such Lender.

8.
Each Lender shall supply any information required by the Administrative Agent for the purpose of calculating its Additional Cost Rate. In particular, but without limitation, each Lender shall supply the following information in writing on or prior to the date on which it becomes a Lender:

(a)	its jurisdiction of incorporation and the jurisdiction of the Lending Office out of which it is making available its participation in the relevant Loan; and

(b)	any other information that the Administrative Agent may reasonably require for such purpose.
Each Lender shall promptly notify the Administrative Agent in writing of any change to the information provided by it pursuant to this paragraph.

9.
The percentages or rates of charge of each Lender for the purpose of A, C and E above shall be determined by the Administrative Agent based upon the information supplied to it pursuant to paragraphs 7 and 8 above and on the assumption that, unless a Lender notifies the Administrative Agent to the contrary, each Lender’s obligations in relation to cash ratio deposits, Special Deposits and the Fees Regulations are the same as those of a typical bank from its jurisdiction of incorporation with a Lending Office in the same jurisdiction as such Lender’s Lending Office.

10.
The Administrative Agent shall have no liability to any Person if such determination results in an Additional Cost Rate which over- or under-compensates any Lender and shall be entitled to assume that the information provided by any Lender pursuant to paragraphs 3, 7 and 8 above is true and correct in all respects.

11.
The Administrative Agent shall distribute the additional amounts received as a result of the Mandatory Cost to the Lenders on the basis of the Additional Cost Rate for each Lender based on the information provided by each Lender pursuant to paragraphs 3, 7 and 8 above.

12.
Any determination by the Administrative Agent pursuant to this Schedule in relation to a formula, the Mandatory Cost, an Additional Cost Rate or any amount payable to a Lender shall, in the absence of manifest error, be conclusive and binding on all parties hereto.

13.
The Administrative Agent may from time to time, after consultation with the Borrower and the Lenders, determine and notify to all parties any amendments which are required to be made to this Schedule in order to comply with any change in law, regulation or any requirements from time to

Schedules                     3

time imposed by the Bank of England, the Financial Services Authority or the European Central Bank (or, in any case, any other authority which replaces all or any of its functions) and any such determination shall, in the absence of manifest error, be conclusive and binding on all parties hereto.

Schedules                     4

Schedule 1.01(b)
to Credit Agreement

SUBSIDIARY GUARANTORS

American Land Development, LLC
American Land Holdings of Colorado, LLC
American Land Holdings of Illinois, LLC
American Land Holdings of Indiana, LLC
American Land Holdings of Kentucky, LLC
American Land Holdings of West Virginia, LLC
Arid Operations Inc.
Big Ridge, Inc.
Big Sky Coal Company
Black Hills Mining Company, LLC
BTU Western Resources, Inc.
Caballo Grande, LLC
Caseyville Dock Company, LLC
Central States Coal Reserves of Illinois, LLC
Central States Coal Reserves of Indiana, LLC
Century Mineral Resources, Inc.
Coal Reserve Holding Limited Liability Company No. 1
COALSALES II, LLC
Colorado Yampa Coal Company
Conservancy Resources, LLC
Cottonwood Land Company
Cyprus Creek Land Company
Cyprus Creek Land Resources, LLC
Dyson Creek Coal Company, LLC
Dyson Creek Mining Company, LLC
El Segundo Coal Company, LLC
Elkland Holdings, LLC
Falcon Coal Company, LLC
Gallo Finance Company
Gold Fields Chile, LLC
Gold Fields Mining, LLC
Gold Fields Ortiz, LLC
Hayden Gulch Terminal, LLC
Highwall Mining Services Company
Hillside Recreational Lands, LLC
HMC Mining, LLC
Illinois Land Holdings, LLC
Independence Material Handling, LLC
James River Coal Terminal, LLC

Schedules                     5

Juniper Coal Company
Kayenta Mobile Home Park, Inc.
Kentucky Syngas, LLC
Lively Grove Energy, LLC
Lively Grove Energy Partners, LLC
Marigold Electricity, LLC
Midco Supply and Equipment Corporation
Midwest Coal Acquisition Corp.
Midwest Coal Reserves of Illinois, LLC
Midwest Coal Reserves of Indiana, LLC
Moffat County Mining, LLC
Mustang Energy Company, LLC
New Mexico Coal Resources, LLC
Pacific Export Resources, LLC
Peabody America, Inc.
Peabody Archveyor, L.L.C.
Peabody Arclar Mining, LLC
Peabody Bear Run Mining, LLC
Peabody Bear Run Services, LLC
Peabody Caballo Mining, LLC
Peabody Cardinal Gasification, LLC
Peabody COALSALES, LLC
Peabody COALTRADE, LLC
Peabody COALTRADE International (CTI), LLC
Peabody Colorado Operations, LLC
Peabody Colorado Services, LLC
Peabody Coulterville Mining, LLC
Peabody Development Company, LLC
Peabody Electricity, LLC
Peabody Employment Services, LLC
Peabody Energy Generation Holding Company
Peabody Energy Investments, Inc.
Peabody Energy Solutions, Inc.
Peabody Gateway North Mining, LLC
Peabody Gateway Services, LLC
Peabody Holding Company, LLC
Peabody IC Funding Corp.
Peabody Illinois Services, LLC
Peabody Indiana Services, LLC
Peabody International Investments, Inc.
Peabody International Services, Inc.
Peabody Investments Corp.

___________________________________________________________
* To be released pursuant to Section 10.21 of the Credit Agreement

Schedules                     6

Peabody Magnolia Grove Holdings, LLC
Peabody Midwest Management Services, LLC
Peabody Midwest Mining, LLC
Peabody Midwest Operations, LLC
Peabody Midwest Services, LLC
Peabody Natural Gas, LLC
Peabody Natural Resources Company
Peabody New Mexico Services, LLC
Peabody Operations Holding, LLC
Peabody Powder River Mining, LLC
Peabody Powder River Operations, LLC
Peabody Powder River Services, LLC
Peabody PowerTree Investments, LLC
Peabody Recreational Lands, L.L.C.
Peabody Rocky Mountain Management Services, LLC
Peabody Rocky Mountain Services, LLC
Peabody Sage Creek Mining, LLC
Peabody School Creek Mining, LLC
Peabody Services Holdings, LLC
Peabody Southwest, LLC
Peabody Southwestern Coal Company
Peabody Terminal Holding Company, Inc.
Peabody Terminals, LLC
Peabody Trout Creek Reservoir LLC
Peabody Twentymile Mining, LLC
Peabody Venezuela Coal Corp.
Peabody Venture Fund, LLC
Peabody-Waterside Development, L.L.C.
Peabody Western Coal Company
Peabody Wild Boar Mining, LLC
Peabody Wild Boar Services, LLC
Peabody Williams Fork Mining, LLC
Peabody Wyoming Gas, LLC
Peabody Wyoming Services, LLC
PEC Equipment Company, LLC
Point Pleasant Dock Company, LLC
Pond River Land Company
Porcupine Production, LLC
Porcupine Transportation, LLC
Riverview Terminal Company
Sage Creek Holdings, LLC
School Creek Coal Resources, LLC
Seneca Coal Company, LLC
Shoshone Coal Corporation
Star Lake Energy Company, L.L.C.

Schedules                     7

Sugar Camp Properties, LLC
Thoroughbred Generating Company, LLC
Thoroughbred Mining Company, L.L.C.
Twentymile Coal, LLC
West Roundup Resources, LLC

Schedules                     8

Schedule 1.01(c)
to Credit Agreement

EXISTING LETTERS OF CREDIT
(as of July 31, 2013)

Amount	Issuing Bank	Beneficiary	LC #
$1,008,311	Bank of America	ACE American Insurance	64,024,634
$5,000,000	Bank of America	Commission De Federal	64,024,635
$5,000,000	Bank of America	Lexington Insurance Company	64,024,631
$759,000	PNC Bank	Indemnity Ins. Co. (Illinois Union)	18,113,601
$3,225,971	PNC Bank	ORIC	18,113,828
$37,000,000	Bank of America	PBGC	S50074821
$10,725,000	US Bank	DTA	USBank04958
$10,725,000	US Bank	DTA	USBank04959
$10,639,200	US Bank	DTA	USBank04960
$10,639,200	US Bank	DTA	USBank04961

Schedules                     9

Schedule 1.01(d)
to Credit Agreement

UNRESTRICTED SUBSIDIARIES

Midwest Coal Reserves of Kentucky, LLC
Mustang Clean Energy, LLC
Newhall Funding Company
P&L Receivables Company, LLC
Peabody China, LLC
Peabody Mongolia, LLC
Peabody (Wilkie Creek) Pty Ltd.
PG INVESTMENTS SIX, L.L.C.
Sterling Centennial Insurance Corp.
Sterling Centennial Missouri Insurance Corporation

Schedules                     10

Schedule 2.01
Commitments

COMMITMENTS

Revolving Credit Commitments

Institution	Revolving Credit Commitment
Australia and New Zealand Banking Group Limited	$25,000,000
Bank of America, N.A.	$95,625,000
Union Bank, N.A.	$70,000,000
BNP Paribas	$95,625,000
Branch Banking and Trust Company	$50,000,000
Caterpillar Financial Services Corp.	$10,000,000
Citibank, N.A.	$95,625,000
Comerica Bank	$25,000,000
Compass Bank	$70,000,000
Credit Agricole Corporate and Investment Bank	$95,625,000
Credit Suisse AG Cayman Islands Branch	$70,000,000
Deutsche Bank AG New York Branch	$25,000,000
Fifth Third Bank	$50,000,000
Goldman Sachs Bank USA	$50,000,000
HSBC Bank USA, N.A.	$95,625,000
JPMorgan Chase Bank, N.A.	$70,000,000
Morgan Stanley Bank, N.A.	$95,625,000
Nanyang Commercial Bank, Ltd. San Francisco Branch	$10,000,000
National Australia Bank Limited	$25,000,000
PNC Bank, N.A.	$95,625,000
Royal Bank of Scotland plc (The)	$95,625,000
Société Générale	$50,000,000
Standard Chartered Bank	$70,000,000
Sumitomo Mitsui Banking Corporation	$50,000,000
U.S. Bank National Association	$70,000,000
Wells Fargo Bank, N.A.	$70,000,000
Westpac Banking Corporation	$25,000,000
Total	$1,650,000,000

Term Loan Commitments

Institution	Term Loan Commitment
Citibank, N.A.	$1,200,000,000
Total	$1,200,000,000

Schedules                     11

Schedule 5.09
to Credit Agreement

ENVIRONMENTAL MATTERS

None.

Schedules                     12

Schedule 5.13
to Credit Agreement

SUBSIDIARIES

Name of Subsidiary	Jurisdiction of Formation
9 East Shipping Limited	United Kingdom
American Land Development, LLC	Delaware
American Land Holdings of Colorado, LLC	Delaware
American Land Holdings of Illinois, LLC	Delaware
American Land Holdings of Indiana, LLC	Delaware
American Land Holdings of Kentucky, LLC	Delaware
American Land Holdings of West Virginia, LLC	Delaware
Arid Operations Inc.	Delaware
Big Ridge, Inc.	Illinois
Big Sky Coal Company	Delaware
Black Hills Mining Company, LLC	Illinois
Bowen Basin Coal Joint Venture*	Australia
BTU International B.V.	Netherlands
BTU Western Resources, Inc.	Delaware
Burton Coal Pty Ltd	Australia
Caballo Grande, LLC	Delaware
Capricorn Joint Venture*	Australia
Carbones Peabody de Venezuela, S.A.	Venezuela
Cardinal Gasification Center LLC	Illinois
Caseyville Dock Company, LLC	Delaware
Central States Coal Reserves of Illinois, LLC	Delaware
Central States Coal Reserves of Indiana, LLC	Delaware
Century Mineral Resources, Inc.	Illinois
Coal Reserve Holding Limited Liability Company No. 1	Delaware
COALSALES II, LLC	Delaware
Colorado Yampa Coal Company	Delaware
Complejo Siderurgico Del Lago, CA	Venezuela
Conexcel 1 Pty Ltd.	Australia
Conservancy Resources, LLC	Delaware
Coppabella and Moorvale Joint Venture*	Australia
Cottonwood Land Company	Delaware
Cyprus Creek Land Company	Delaware
Cyprus Creek Land Resources, LLC	Delaware
Desarrollos Venshelf IV, CA	Venezuela
Dyson Creek Coal Company, LLC	Delaware
Dyson Creek Mining Company, LLC	Delaware
El Segundo Coal Company, LLC	Delaware
Elkland Holdings, LLC	Delaware
Excel Equities International Pty Ltd	Australia

Schedules                     13

Excelven Pty Ltd.	British Virgin Islands
Falcon Coal Company, LLC	Indiana
Gallo Finance Company	Delaware
Gold Fields Chile, LLC	Delaware
Gold Fields Mining, LLC	Delaware
Gold Fields Ortiz, LLC	Delaware
Gravi Mag LLC	Mongolia
Hayden Gulch Terminal, LLC	Delaware
Helensburgh Coal Pty Ltd	Australia
Highwall Mining Services Company	Delaware
Hillside Recreational Lands, LLC	Delaware
HMC Mining, LLC	Delaware
Illinois Land Holdings, LLC	Illinois
Independence Material Handling, LLC	Delaware
James River Coal Terminal, LLC	Delaware
Juniper Coal Company	Delaware
Kayenta Mobile Home Park, Inc.	Delaware
Kentucky Syngas, LLC	Delaware
Kentucky United Coal, LLC	Indiana
Lively Grove Energy Partners, LLC	Delaware
Lively Grove Energy, LLC	Delaware
Marigold Electricity, LLC	Delaware
Metropolitan Collieries Pty Ltd	Australia
Midco Supply and Equipment Corporation	Illinois
Midwest Coal Acquisition Corp.	Delaware
Midwest Coal Reserves of Illinois, LLC	Delaware
Midwest Coal Reserves of Indiana, LLC	Delaware
Midwest Coal Reserves of Kentucky, LLC	Delaware
Millennium Coal Pty Ltd	Australia
Moffatt County Mining, LLC	Delaware
Monto Coal 2 Pty Ltd.	Australia
Monto Coal Joint Venture*	Australia
Moorvale West Joint Venture*	Australia
Mustang Clean Energy, LLC	Delaware
Mustang Energy Company, LLC	Delaware
New Mexico Coal Resources, LLC	Delaware
Newhall Funding Company	Massachusetts
North Goonyella Coal Mines Pty Ltd	Australia
North Queensland Coal Terminal Pty Ltd.	Australia
North Wambo Pty Ltd	Australia
Olive Downs South Joint Venture*	Australia
P&L Receivables Company, LLC	Delaware
Pacific Export Resources, LLC	Delaware
Peabody (Bowen) Pty Ltd	Australia
Peabody (Burton coal) Pty Ltd	Australia
Peabody (Horse Creek) Pty Ltd	Australia
Peabody (Kogan Creek) Pty Ltd.	Australia
Peabody (Wilkie Creek) Pty Ltd.	Australia
Peabody Acquisition Co. No. 2 Pty Ltd	Australia

Schedules                     14

Peabody Acquisition Co. No. 5 Pty Ltd.	Australia
Peabody Acquisition Cooperatie U.A.	Netherlands
Peabody AMBV2 B.V.	Netherlands
Peabody America, Inc.	Delaware
Peabody Archveyor, L.L.C.	Delaware
Peabody Arclar Mining, LLC	Indiana
Peabody Australia Holdco Pty Ltd.	Australia
Peabody Australia Intermediate Pty Ltd.	Australia
Peabody Australia Mining Pty Ltd.	Australia
Peabody BB Interests Pty Ltd.	Australia
Peabody Bear Run Mining, LLC	Delaware
Peabody Bear Run Services, LLC	Delaware
Peabody Bistrotel Pty Ltd.	Australia
Peabody Budjero Holdings Pty Ltd.	Australia
Peabody Budjero Pty Ltd.	Australia
Peabody Caballo Mining, LLC	Delaware
Peabody Capricorn Pty Ltd.	Australia
Peabody Cardinal Gasification, LLC	Delaware
Peabody China, LLC	Delaware
Peabody Coal Venezuela Ltd.	Bermuda
Peabody COALSALES Australia Pty Ltd	Australia
Peabody COALSALES, LLC	Delaware
Peabody COALTRADE Asia Private Ltd.	Singapore
Peabody COALTRADE Australia Pty Ltd	Australia
Peabody COALTRADE GmbH	Germany
Peabody COALTRADE India Private Limited	India
Peabody COALTRADE International (CTI), LLC	Delaware
Peabody COALTRADE International Limited	England and Wales
Peabody COALTRADE, LLC	Delaware
Peabody Colorado Operations, LLC	Delaware
Peabody Colorado Services, LLC	Delaware
Peabody Coppabella Pty Ltd.	Australia
Peabody Coulterville Mining, LLC	Delaware
Peabody Custom Mining Pty Ltd.	Australia
Peabody Development Company, LLC	Delaware
Peabody Electricity, LLC	Delaware
Peabody Employment Services, LLC	Delaware
Peabody Energy Australia Coal Pty Ltd	Australia
Peabody Energy Australia PCI Berrigurra Pty Ltd.	Australia
Peabody Energy Australia PCI (C&M Equipment) Pty Ltd.	Australia
Peabody Energy Australia PCI (C&M Management) Pty Ltd.	Australia
Peabody Energy Australia PCI Equipment Pty Ltd.	Australia
Peabody Energy Australia PCI Exploration Pty Ltd.	Australia
Peabody Energy Australia PCI Financing Pty Ltd.	Australia
Peabody Energy Australia PCI Management Pty Ltd.	Australia
Peabody Energy Australia PCI Mine Management Pty Ltd.	Australia
Peabody Energy Australia PCI Pty Ltd.	Australia
Peabody Energy Australia PCI Rush Pty Ltd.	Australia
Peabody Energy Australia Pty Ltd.	Australia
Peabody Energy (Botswana) (Proprietary) Limited	Botswana

Schedules                     15

Peabody Energy Finance Pty Ltd.	Australia
Peabody Energy Generation Holding Company	Delaware
Peabody Energy (Gibraltar) Limited	Gibraltar
Peabody Energy (Gibraltar) Limited and Co. S.C.S.	Luxembourg
Peabody Energy Investments, Inc.	Delaware
Peabody Energy Solutions, Inc.	Delaware
Peabody Gateway North Mining, LLC	Delaware
Peabody Gateway Services, LLC	Delaware
Peabody Global Services Pte Ltd.	Singapore
Peabody Gobi LLC	Mongolia
Peabody Holding Company, LLC	Delaware
Peabody Holdings (Gibraltar) Limited	Gibraltar
Peabody Holland BV	Netherlands
Peabody IC Funding Corp.	Delaware
Peabody Illinois Services, LLC	Delaware
Peabody Indiana Services, LLC	Delaware
Peabody International (Gibraltar) Ltd.	Gibraltar
Peabody International Investments, Inc.	Delaware
Peabody International Services, Inc.	Delaware
Peabody Investment & Development Business Services Beijing Co. Ltd.	China
Peabody Investments (Gibraltar) Limited	Gibraltar
Peabody Investments Corp.	Delaware
Peabody Investments Pte Ltd.	Singapore
Peabody Magnolia Grove Holdings, LLC	Delaware
Peabody MCC (Gibraltar) Limited	Gibraltar
Peabody MCC Holdco Pty Ltd.	Australia
Peabody Mining (Gibraltar) Limited	Gibraltar
Peabody Midwest Management Services, LLC	Delaware
Peabody Midwest Mining, LLC	Indiana
Peabody Midwest Operations, LLC	Delaware
Peabody Midwest Services, LLC	Delaware
Peabody Mongolia, LLC	Delaware
Peabody Monto Coal Pty Ltd.	Australia
Peabody Moorvale West Pty Ltd.	Australia
Peabody Mozambique Ltda.	Mozambique
Peabody Natural Gas, LLC	Delaware
Peabody Natural Resources Company	Delaware
Peabody Netherlands Holding B.V.	Netherlands
Peabody New Mexico Services, LLC	Delaware
Peabody Olive Downs Pty Ltd.	Australia
Peabody Operations Holding, LLC	Delaware
Peabody Pastoral Holdings Pty Ltd	Australia
Peabody Powder River Mining, LLC	Delaware
Peabody Powder River Operations, LLC	Delaware
Peabody Powder River Services, LLC	Delaware
Peabody PowerTree Investments, LLC	Delaware
Peabody Queensland Coke and Energy Pty Ltd.	Australia
Peabody Recreational Lands, L.L.C.	Delaware
Peabody Rocky Mountain Management Services, LLC	Delaware
Peabody Rocky Mountain Services, LLC	Delaware

Schedules                     16

Peabody Sage Creek Mining, LLC	Delaware
Peabody School Creek Mining, LLC	Delaware
Peabody Services Holdings, LLC	Delaware
Peabody Southwest, LLC	Delaware
Peabody Southwestern Coal Company	Delaware
Peabody Terminal Holding Company, Inc.	Delaware
Peabody Terminals, LLC	Delaware
Peabody Trout Creek Reservoir LLC	Delaware
Peabody Twentymile Mining, LLC	Delaware
Peabody Venezuela Coal Corp.	Delaware
Peabody Venture Fund, LLC	Delaware
Peabody-Waterside Development, L.L.C.	Delaware
Peabody West Burton Pty Ltd.	Australia
Peabody Western Coal Company	Delaware
Peabody West Rolleston Pty Ltd.	Australia
Peabody West Walker Pty Ltd.	Australia
Peabody Wild Boar Mining, LLC	Delaware
Peabody Wild Boar Services, LLC	Delaware
Peabody Williams Fork Mining, LLC	Delaware
Peabody Wyoming Gas, LLC	Delaware
Peabody Wyoming Services, LLC	Delaware
PEAMCoal Pty Ltd	Australia
PEAMCoal Holdings Pty Ltd	Australia
PEC Equipment Company, LLC	Delaware
PG INVESTMENTS SIX, LLC	Delaware
Point Pleasant Dock Company, LLC	Delaware
Pond River Land Company	Delaware
Porcupine Production, LLC	Delaware
Porcupine Transportation, LLC	Delaware
PT Peabody Coaltrade Indonesia	Indonesia
PT Peabody Mining Services	Indonesia
Riverview Terminal Company	Delaware
Sage Creek Holdings, LLC	Delaware
School Creek Coal Resources, LLC	Delaware
Seneca Coal Company, LLC	Delaware
Shoshone Coal Corporation	Delaware
Star Lake Energy Company, L.L.C.	Delaware
Sterling Centennial Insurance Corp.	Vermont
Sterling Centennial Missouri Insurance Corporation	Missouri
Sugar Camp Properties, LLC	Indiana
Thoroughbred Generating Company, LLC	Delaware
Thoroughbred Mining Company, L.L.C.	Delaware
Transportes Coal Sea de Venezuela, CA	Venezuela
Twentymile Coal, LLC	Delaware
United Minerals Company, LLC	Indiana
Wambo Coal Pty Ltd.	Australia
Wambo Coal Terminal Pty Ltd	Australia
Wambo Open Cut Pty Ltd.	Australia
West Rolleston Joint Venture*	Australia
West Roundup Resources, LLC	Delaware

Schedules                     17

West Walker Joint Venture*	Australia
West/North Burton Joint VentureUnincorporated joint venture.	Australia
Wilpinjong Coal Pty Ltd	Australia

_____________________________________________
*    Unincorporated joint venture.

Schedules                     18

Schedule 5.18
to Credit Agreement

INTELLECTUAL PROPERTY

None.

Schedules                     19

Schedule 7.01
to Credit Agreement

EXISTING LIENS
(as of July 31, 2013)
Charges

1.
Fixed and floating charge granted by Peabody Energy Australia PCI (C&M Equipment) Pty Ltd in favour of GE Commercial Pty Ltd on 24 January 2011 pursuant to the Master Equipment Hire Agreement (ASIC charge no. 1412833)

2.	Fixed and floating charge granted by Wilpinjong Coal Pty Ltd ACN 104 594 694 in favour of Macquarie Generation on 11 January 2012 pursuant to the Step-In Deed (PPS registration no. 201202240034929)

3.
Floating charge granted by Wambo Coal Pty Ltd ACN 000 668 057 in favour of Komatsu Australia Corporate Finance Pty Limited on 25 June 2002 pursuant to a Deed of Charge (PPS registration no. 201112150555865)

Schedules                     20

Schedule 7.02
to Credit Agreement

EXISTING INVESTMENTS
(as of July 31, 2013)

I. Joint Ventures
CALERA CORPORATION
CARBONES DEL GUASARE, S.A.
CARDINAL GASIFICATION CENTER LLC
CL POWER SALES EIGHT, L.L.C.
DALRYMPLE BAY COAL TERMINAL PTY LTD
DOMINION TERMINAL ASSOCIATES
ECONO-POWER INTERNATIONAL CORPORATION
FUTUREGEN INDUSTRIAL ALLIANCE, INC.
GREAT POINT ENERGY, INC.
GREENGEN
GUANIAMO MINING CORPORATION
HALF-TIDE MARINE PTY LTD
HUNTER VALLEY COAL CHAIN COORDINATOR LTD
INTEGRATED LOGISTICS COMPANY PTY LTD
ISLANDS OF WATERSIDE HOMEBUILDING, LLC
ISLANDS OF WATERSIDE, LLC
LRCS LIMITED PARTNERSHIP
MEGA URANIUM LTD
MIDDLEMOUNT COAL PTY LTD
MIDDLEMOUNT MINE MANAGEMENT PTY LTD
MOUNT THORLEY COAL LOADING LTD
NCIG HOLDINGS PTY LTD
NEWCASTLE COAL INFRASTRUCTURE GROUP PTY LTD
NEWCASTLE COAL SHIPPERS PTY LTD
NORTH BOWEN BASIN COAL EXPLORATION JOINT VENTURE
PEABODY-WINSWAY RESOURCES BVPORT KEMBLA COAL TERMINAL LTD
PORT KEMBLA COAL TERMINAL LIMITED

Schedules                     21

POWERTREE CARBON COMPANY, LLC
RED MOUNTAIN INFRASTRUCTURE PTY LTD
RED MOUNTAIN JOINT VENTURE
RIBFIELD PTY LTD
SURVANT MINING COMPANY, LLC
WICET HOLDINGS PTY LTD
WYOMING QUALITY HEALTHCARE COALITION, LLC

Schedules                     22

II. Third-Party Promissory Notes
(as of July 31, 2013)

Date of Note	Borrower	Lender	Amount
December 28, 2012	Middle Creek Ranch LLP &	Twentymile Coal, LLC	$110
June 28, 2013	Armstrong Coal	Cyprus Creek Land Resources LLC	35,368
March 26, 2013	David W. Brockpahler	Peabody Development Company, LLC	1,590
December 17, 2010	PT. Supra Bara Energi	Peabody Coaltrade Asia Private Ltd.	4,653
February 4, 2011	PT. Cahaya Energi Mandiri	Peabody Coaltrade Asia Private Ltd.	1,680
September 30, 2011	PT. Kutai Energi	Peabody Coaltrade Asia Private Ltd.	9,307
February 28, 2013	PT. Gunang Bara Utama	Peabody Coaltrade Asia Private Ltd.	10,000
Various	Middlemount Coal Pty Ltd	Custom Mining Pty Ltd.	326,382
	KC Resources Pty Ltd. & JFE
May 13, 2011	Shoji Trade Australia Pty Ltd	Peabody BB Interest Paid Ltd	28,172

Schedules                     23

III. Other Existing Investments
(as of July 31, 2013)

(In $ Thousands)

Investment in Debt Securities (Captive)	$43,056
Investment in Debt Securities (Captive) - Current	4,904
Investment in Winsway	10,968

In addition, please refer to Investments Included on Schedule 5.13.

Schedules                     24

Schedule 7.03
to Credit Agreement

EXISTING INDEBTEDNESS

(as of July 31, 2013)

(USD in thousands)

Convertible Junior Subordinated Debentures	732,500
Unamortized debt discount	(353,776)
Adjusted Convertible Junior Subordinated Debentures	378,724

7 7/8% Senior Notes
Principal	250,000
Unamortized note discount	(2,542)
247,458

7 3/8% Senior Notes	650,000
6 1/2% Senior Notes	650,000
6% Senior Notes	1,518,821
6 1/4% Senior Notes	1,339,644
United Minerals Company, LLC	966
Capital Leases	37,073
Cypress Creek Note Payable	6,048
Other	975
Total	4,829,709

Schedules                     25

Schedule 7.12
to Credit Agreement

NEGATIVE PLEDGE CLAUSES

None.

Schedules                     26

Schedule 10.02
to Credit Agreement

ADMINISTRATIVE AGENT’S OFFICE; CERTAIN ADDRESSES FOR NOTICES

Administrative Agent:

Citi Global Loans
115 Brett Road, Ops III
New Castle, DE 19720
Attn: Agency Department
Telephone: 302-894-6010
Fax: 212-994-0961
Email: agencyabtfsupport@citi.com

Borrower:

Peabody Energy Corporation
701 Market Street
St. Louis, Missouri 63101
Attention: Treasurer
Fax: (314) 342-7740
E-mail: JTichenor@peabodyenergy.com

US Borrower Website:

www.peabodyenergy.com

Schedules                     27

Schedule 10.06
to Credit Agreement

PROCESSING AND RECORDATION FEES

The Administrative Agent will charge a processing and recordation fee (an “Assignment Fee”) in the amount of $3,500 for each assignment; provided, however, that in the event of two or more concurrent assignments to members of the same Assignee Group (which may be effected by a suballocation of an assigned amount among members of such Assignee Group) or two or more concurrent assignments by members of the same Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group), the Assignment Fee will be $3,500 plus the amount set forth below:

Transaction	Assignment Fee
First four concurrent assignments or suballocations to members of an Assignee Group (or from members of an Assignee Group, as applicable)	-0-
Each additional concurrent assignment or suballocation to a member of such Assignee Group (or from a member of such Assignee Group, as applicable)	$500

Schedules                     28

EXHIBIT A

FORM OF BORROWING NOTICE

Date: ___________, _____

To:	Citibank, N.A., as Administrative Agent
Ladies and Gentlemen:
Reference is made to that certain Amended and Restated Credit Agreement, dated as of September [__], 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among PEABODY ENERGY CORPORATION, a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto and Citibank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.
The Borrower hereby requests (select one):

[ ] A Borrowing of Loans	[ ] A conversion or continuation of Loans
1.    On __________________________________ (a Business Day).
2.    In the amount of _______________________.
3.    Comprised of _________________________.
[Type of Loan requested]
4.    In the following currency: ________________________
5.    For Eurocurrency Rate Loans: with an Interest Period of months.
The Borrowing, if any, requested herein complies with the proviso to the first sentence of Section [2.01(a)][2.01(b)] of the Agreement.
[Signature page to follow]

                            A-1
Form of Borrowing Notice

PEABODY ENERGY CORPORATION
By:     ___________________________________________
Name: ____________________________________
Title:     ___________________________________________

                            A-2
Form of Borrowing Notice

EXHIBIT B

FORM OF SWING LINE LOAN NOTICE
Date: ___________, _____

To:	Citibank, N.A., as Swing Line Lender
Citibank, N.A., as Administrative Agent

Ladies and Gentlemen:
Reference is made to that certain Amended and Restated Credit Agreement, dated as of September [__], 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among PEABODY ENERGY CORPORATION, a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto and Citibank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.
The undersigned hereby requests a Swing Line Loan:
1.    On ________________________________________ (a Business Day).
2.    In the amount of $__________________________.
The Swing Line Borrowing requested herein complies with the requirements of the provisos to the first sentence of Section 2.04(a) of the Agreement.
[Signature page to follow]

B-1
Form of Swing Line Loan Notice

PEABODY ENERGY CORPORATION
By:     _____________________________________________
Name: _____________________________________
Title:     _____________________________________________

B-2
Form of Swing Line Loan Notice

EXHIBIT C-1

FORM OF TERM NOTE

FOR VALUE RECEIVED, PEABODY ENERGY CORPORATION, a Delaware corporation (the “Borrower”), hereby promises to pay to _____________________ or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of $[ ] or so much thereof as shall constitute Term Loans made by the Lender to the Borrower under that certain Amended and Restated Credit Agreement, dated as of September [__], 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among PEABODY ENERGY CORPORATION, a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto and Citibank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.
The Borrower promises to pay interest on the unpaid principal amount of each Term Loan from the date of such Term Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in the currency in which such Term Loan was denominated and in Same Day Funds at the Administrative Agent’s Office for such currency. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.
This Term Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Term Note is also entitled to the benefits of the Guaranty. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, subject to the proviso of Section 8.01(b), all amounts then remaining unpaid on this Term Note may either become or be declared to be immediately due and payable all as provided in the Agreement. Term Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Term Note and endorse thereon the date, amount, currency and maturity of its Term Loans and payments with respect thereto.
The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Term Note.
THIS TERM NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

C-1-1
Form of Term Note

PEABODY ENERGY CORPORATION

By:     ______________________________________________
Name: ______________________________________
Title:    ______________________________________________

C-1-2
Form of Term Note

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Currency and Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

C-1-3
Form of Term Note

EXHIBIT C-2

FORM OF REVOLVING NOTE

FOR VALUE RECEIVED, PEABODY ENERGY CORPORATION, a Delaware corporation (the “Borrower”), hereby promises to pay to _____________________ or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Revolving Credit Loan from time to time made by the Lender to the Borrower under that certain Amended and Restated Credit Agreement, dated as of September [__], 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among PEABODY ENERGY CORPORATION, a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto and Citibank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.
The Borrower promises to pay interest on the unpaid principal amount of each Revolving Credit Loan from the date of such Revolving Credit Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. Except as otherwise provided in Section 2.04(f) of the Agreement with respect to Swing Line Loans, all payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in the currency in which such Revolving Credit Loan was denominated and in Same Day Funds at the Administrative Agent’s Office for such currency. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.
This Revolving Credit Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Revolving Credit Note is also entitled to the benefits of the Subsidiary Guaranty. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Revolving Credit Note may either become or be declared to be immediately due and payable all as provided in the Agreement. Revolving Credit Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Revolving Credit Note and endorse thereon the date, amount, currency and maturity of its Revolving Credit Loans and payments with respect thereto.
The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Revolving Credit Note.
THIS REVOLVING CREDIT NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

C-2-1
Form of Revolving Credit Note

PEABODY ENERGY CORPORATION

By: _______________________________________
Name: _____________________________________
Title: _______________________________________

C-2-2
Form of Revolving Credit Note

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Currency and Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

C-2-3
Form of Revolving Credit Note

EXHIBIT D
FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date: ,

To:	Citibank, N.A., as Administrative Agent
Ladies and Gentlemen:
Reference is made to that certain Amended and Restated Credit Agreement, dated as of September [__], 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among PEABODY ENERGY CORPORATION, a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto and Citibank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.
The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the         ______________________________________________ of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:
[Use following paragraph 1 for fiscal year-end financial statements]
1.    Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.
[Use following paragraph 1 for fiscal quarter-end financial statements]
1.    Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present in all material respects the financial condition, results of operations, changes in shareholders’ equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.
2.    The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a review of the financial condition of the Borrower during the accounting period covered by the attached financial statements.
3.    A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such

Form of Compliance Certificate

fiscal period the Borrower performed and observed all of its Obligations under the Loan Documents, and
[select one:]
[to the best knowledge of the undersigned during such fiscal period, the Borrower performed and observed each covenant of the Loan Documents applicable to it and no Default has occurred and is continuing.]
-or-
[the following covenants have not been performed or observed and the following is a list of each such Default and its nature and status:]
4.    The financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate in all material respects on and as of the date of this Certificate.
5.    To the best of such Responsible Officer’s knowledge, as of the date hereof, all Subsidiaries of the Borrower who are required to be Guarantors, pursuant to the Agreement by virtue of the definition of Guarantor under the Agreement, are Guarantors [, except for the following Subsidiaries which are in the process of complying with the requirements of Section 6.12 of the Agreement:].
6.    Unless as stated otherwise in a certificate of a Responsible Officer attached hereto, there has been no material change in accounting policies or financial reporting practices by the Borrower or any Subsidiary.
IN WITNESS WHEREOF, the undersigned has executed this Certificate as of _______________, _______________________.
PEABODY ENERGY CORPORATION
By: ______________________________________
Name: ____________________________________
Title:     ___________________________________________

Form of Compliance Certificate

For the Quarter/Year ended ___________________(“Statement Date”)
SCHEDULE 2
to the Compliance Certificate
($ in 000’s)

I.	Section 7.11(a) - Consolidated Interest Coverage Ratio.

A.	Consolidated EBITDA for four consecutive fiscal quarters ending on above date (“Subject Period”):

1.	Consolidated Net Income for Subject Period: $ __________

2.	consolidated interest expense for Subject Period, determined in accordance with GAAP: $ __________

3.	to the extent deducted in computing such Consolidated Net Income, the sum of all income, franchise or similar taxes for Subject Period: $ __________

4.	depreciation, depletion and amortization of property, plant, equipment and intangibles for Subject Period: $ __________

5.	any debt extinguishment costs for Subject Period: $ __________

6.	any amount of asset retirement obligations expense for Subject Period: $ __________

7.
any transaction costs, fees and expenses incurred during Subject Period in connection with any acquisition or disposition not prohibited hereunder or any issuance of debt or equity securities by the Borrower or any of its Restricted Subsidiaries for Subject Period:                         $___________

8.	Consolidated EBITDA (Lines I.A.1 + 2 + 3 + 4 + 5 + 6 + 7): $ __________

B.	Consolidated Net Cash Interest Charges for Subject Period: $ __________

Form of Compliance Certificate

C.	Consolidated Interest Coverage Ratio (Line I.A.8 Line I.B): __________ to 1.00
Minimum required:

Four Fiscal Quarters Ending	Minimum Consolidated Interest Coverage Ratio
on or prior to December 31, 2015	1.50x
after December 31, 2015 but on or prior to December 31, 2016	1.625x
after December 31, 2016 but on or prior to December 31, 2017	1.75x
after December 31, 2017	2.00x

II.	Section 7.11 (b) - Consolidated Net Secured Leverage Ratio.

A.	Consolidated Net Senior Secured Debt at Statement Date: $___________

B.	Consolidated EBITDA for Subject Period (Line I.A.8 above): $ ________

C.	Consolidated Net Secured Leverage Ratio (Line II.A Line II.B): ___________ to 1.00
Maximum permitted:

Four Fiscal Quarters Ending	Maximum Consolidated Leverage Ratio
on or prior to December 31, 2015	3.50x
after December 31, 2015 but on or prior to December 31, 2016	3.25x
after December 31, 2016	3.00x

Form of Compliance Certificate

For the Quarter/Year ended ___________________(“Statement Date”)
SCHEDULE 3
to the Compliance Certificate
($ in 000’s)

Consolidated EBITDA
(in accordance with the definition of Consolidated EBITDA
as set forth in the Agreement)

Consolidated EBITDA	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Twelve Months Ended
Consolidated Net Income for Subject Period
+consolidated interest expense for Subject Period, determined in accordance with GAAP for Subject Period
+to the extent deducted in computing Consolidated Net Income, the sum of all income, franchise or similar taxes, for Subject Period
+depreciation, depletion and amortization of property, plant, equipment and intangibles for Subject Period
+any debt extinguishment costs for Subject Period
+ any amount of asset retirement obligations expense for Subject Period

Form of Compliance Certificate

+ transaction costs, fees and expenses incurred during Subject Period in connection with any acquisition or disposition not prohibited hereunder or any issuance of debt or equity securities by the Borrower or any of its Restricted Subsidiaries for Subject Period

Consolidated EBITDA

Form of Compliance Certificate

EXHIBIT E
FORM OF ASSIGNMENT AND ASSUMPTION
This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.
For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including, without limitation, the Letters of Credit and the Swing Line Loans included in such facilities, as applicable) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.
1.    Assignor:    ______________________________

2.	Assignee: ______________________________ [and is an Affiliate/Approved Fund of [identify Lender]3]

3.    Borrower:    PEABODY ENERGY CORPORATION

4.	Administrative Agent: Citibank, N.A., as the Administrative Agent under the Credit Agreement

5.	Credit Agreement: Amended and Restated Credit Agreement, dated as of September [__], 2013 (as amended, restated, extended, supplemented or otherwise modified in
________________________________________________
3 Select as applicable.

Form of Assignment and Assumption

writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among PEABODY ENERGY CORPORATION, a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto and Citibank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

6.    Assigned Interest:

Facility Assigned[4]	Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Loans[5]	CUSIP Number
_____________	$________________	$________________	______________%
_____________	$________________	$________________	______________%
_____________	$________________	$________________	______________%
[7.    Trade Date:__________________]6
Effective Date: __________________, 201_ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]
The terms set forth in this Assignment and Assumption are hereby agreed to:
ASSIGNOR
[NAME OF ASSIGNOR]

By: _____________________________
Title:

ASSIGNEE
[NAME OF ASSIGNEE]

By: _____________________________
Title:
________________________________________
4 Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g. “Revolving Credit Commitment”, “Term Loan Commitment”, etc.).
5 Set forth, to at least 9 decimals, as a percentage of the Loans of all Lenders thereunder.
6 To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

Form of Assignment and Assumption

[Consented to]7 and Accepted:

CITIBANK, N.A., as
Administrative Agent

By: _________________________________
Title:

[Consented to and Accepted:

CITIBANK, N.A., as
L/C Issuer and as Swing Line Lender

By: _________________________________
Title: ]8

[Consented to:

PEABODY ENERGY CORPORATION

By: _________________________________
Title: ]9

______________________________
7 To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.

8 To be added only if the consent of the L/C Issuer and Swingline Lender is required by the terms of the Credit Agreement.

9 To be added only if the consent of the Borrower is required by the terms of the Credit Agreement.

Form of Assignment and Assumption

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION
CREDIT AGREEMENT
STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION
1.    Representations and Warranties.
1.1.    Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.
1.2.    Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is not an existing Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
2.    Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the

Form of Assignment and Assumption

Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.
3.    General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

Form of Assignment and Assumption

EXHIBIT F

GUARANTY
made by
PEABODY ENERGY CORPORATION,
and certain of its Subsidiaries
in favor of
CITIBANK, N.A.,
as Administrative Agent

Dated as of September 24, 2013

Page

Section 1.	DEFINED TERMS.....................................................................................................1

1.1	Definitions..................................................................................................................1

1.2	Other Definitional Provisions .....................................................................................................2

Section 2.	GUARANTY ..................................................................................................................................2

2.1	Guaranty ....................................................................................................................2

2.2	Right of Contribution ....................................................................................................................3

2.3	No Subrogation ..........................................................................................................3

2.4	Amendments, etc. with Respect to Secured Obligations ...........................................4

2.5	Guaranty Absolute and Unconditional ......................................................................4

2.6	Reinstatement ..................................................................................................................................5

2.7	Payments ....................................................................................................................5

2.8	Special Guaranty to Confer ECP Status ....................................................................5

Section 3.	REPRESENTATIONS AND WARRANTIES ...........................................................5

3.1	Representations in Credit Agreement .......................................................................................5

Section 4.	COVENANTS ...........................................................................................................6

4.1	Covenants in Credit Agreement .................................................................................6

Section 5.	REMEDIAL PROVISIONS ......................................................................................6

5.1	Application of Proceeds .............................................................................................6

5.2	Code and Other Remedies .........................................................................................6

Section 6.	MISCELLANEOUS ..................................................................................................6

6.1	Amendments in Writing .............................................................................................6

6.2	Notices .......................................................................................................................6

6.3	No Waiver by Course of Conduct; Cumulative Remedies ........................................6

6.4	Enforcement Expenses; Indemnification ...................................................................7

6.5	Successors and Assigns .............................................................................................7

6.6	Set-Off ...............................................................................................................................................7

6.7	Counterparts ...............................................................................................................8

6.8	Severability ................................................................................................................8

6.9	Section Headings .......................................................................................................8

6.10	Integration ..................................................................................................................8

6.11	GOVERNING LAW ....................................................................................................................8

6.12	Submission To Jurisdiction; Waivers .......................................................................................8

6.13	Acknowledgements ...................................................................................................9

6.14	WAIVER OF JURY TRIAL ....................................................................................................9

6.15	Releases .....................................................................................................................9

6.16	Additional Guarantors ................................................................................................................10

6.17	Foreign Currency .....................................................................................................10

6.18	Conflict ....................................................................................................................10

Schedule I        Notice Addresses of Guarantors

Schedule II        List of Guarantors

Annex 1        Form of Assumption Agreement

GUARANTY
GUARANTY, dated as of September 24, 2013, made by each of the signatories hereto (other than the Administrative Agent) and each entity that may become a Guarantor (as defined below) as provided in Section 6.16, in favor of Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for (a) the banks and other financial institutions (the “Lenders”) from time to time parties to the Amended and Restated Credit Agreement, dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among Peabody Energy Corporation, a Delaware corporation (the “Borrower”), the Lenders, Citibank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer and the other parties party thereto and (b) the other Secured Parties (as defined below). The Lenders, L/C Issuers, Swing Line Lenders and the Administrative Agent shall be referred to collectively herein as the “Credit Parties”.
W I T N E S S E T H:
WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;
WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Peabody Entity (as defined below);
WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the Guarantors in connection with the operation of their respective businesses;
WHEREAS, the Peabody Entities are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and
WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under Article IV of the Credit Agreement that the Guarantors shall have executed and delivered this Agreement (as defined below) to the Administrative Agent for the ratable benefit of the Secured Parties.
NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Guarantor hereby agrees with the Administrative Agent, for the ratable benefit of the holders of Secured Obligations (as defined below), as follows:
DEFINED TERMS
1.1    Definitions.Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

NY\5976775.6

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The following terms shall have the following meanings:
“Agreement”: this Guaranty, as the same may be amended, supplemented, restated or otherwise modified from time to time.
“Discharge of the Secured Obligations”: (a) Payment in Full and (b) with respect to any Cash Management Obligations and Swap Obligations guaranteed under Section 2.1(a), (i) payment in full of such obligations (other than in respect of contingent obligations, indemnities and expenses related thereto that are not then payable or in existence), (ii) the entry by the Guarantors into an amendment, amendment and restatement or replacement of this Guaranty in connection with a refinancing or replacement of the Obligations that guarantees such Cash Management Obligations and Swap Obligations on substantially the same terms as the refinanced or replaced Obligations or in substantially the same manner as this Guaranty or (iii) the guarantee by the Borrower of such Cash Management Obligations and Swap Obligations or the provision by the Borrower of other credit support arrangements for the benefit of the Qualified Counterparties with respect to such obligations that is reasonably satisfactory to them (it is understood that the Administrative Agent may rely, without further inquiry, on a certificate of a Responsible Officer of the Borrower to establish that the requirements of this clause (b) have been satisfied).
“Guaranteed Obligations”: with respect to any Guarantor, the collective reference to the Obligations of the Loan Parties (other than such Guarantor) and the Cash Management Obligations and Swap Obligations of the Borrower and each Restricted Subsidiary (other than such Guarantor). Notwithstanding anything to the contrary, the “Guaranteed Obligations” shall not constitute Excluded Swap Obligations.
“Guarantor”: each of the signatories hereto (other than the Administrative Agent) and each other entity that becomes a Guarantor hereunder pursuant to Section 6.16, in each case, subject to Section 6.15.
“Peabody Entities”: the Borrower and each Restricted Subsidiary having Cash Management Obligations or Swap Obligations.
“Qualified Counterparty”: each Person who is a counterparty to a Specified Cash Management Agreement or Secured Hedge Agreement.
“Secured Parties”: the Credit Parties and each Qualified Counterparty.
“Secured Hedge Agreement”: any Swap Contract evidencing Swap Obligations.
1.2    Other Definitional Provisions. The interpretative provisions of Section 1.02 of the Credit Agreement shall be incorporated herein mutatis mutandis.

GUARANTY
1.3    Guaranty. (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit

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of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Peabody Entities when due (whether at the stated maturity, by acceleration or otherwise) of the Guaranteed Obligations.

(b)    Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

(c)    Each Guarantor agrees that the Secured Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Secured Parties hereunder.

(d)    The guarantee contained in this Section 2 shall remain in full force and effect until the Discharge of the Secured Obligations, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Secured Obligations.

(e)    No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by any Credit Party from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Secured Obligations shall be deemed to reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Secured Obligations or any payment received or collected from such Guarantor in respect of the Secured Obligations), remain liable for the Secured Obligations up to the maximum liability of such Guarantor hereunder until the Discharge of the Secured Obligations.

1.4    Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Secured Parties, and each Guarantor shall remain jointly and severally liable to the Secured Parties for the full amount guaranteed by such Guarantor hereunder.

1.5    No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by any Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of any Secured Party against the Borrower or any Guarantor or any collateral security or guarantee or right of offset held by any Secured Party for the payment of the Secured Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until the Discharge of the Secured

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Obligations. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when the Secured Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Secured Obligations, whether matured or unmatured, in such order as set forth in Section 8.04 of the Credit Agreement.

1.6    Amendments, etc. with Respect to Secured Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that (without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor) any demand for payment of any of the Secured Obligations made by any Secured Party may be rescinded by such Secured Party and any of the Secured Obligations continued, and the Secured Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Secured Party, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any Secured Party for the payment of the Secured Obligations may be sold, exchanged, waived, surrendered or released.

1.7    Guaranty Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Secured Obligations and notice of or proof of reliance by any Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Secured Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Secured Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment and performance and not of collection without regard to (a) the validity or enforceability of (i) the Credit Agreement or any other Loan Document or any of the Secured Obligations or (ii) any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against any Credit Party, (c) any acts of any legislative body or governmental authority affecting the Borrower, including but not limited to, any restrictions on the conversion of currency or repatriation or control of funds or any total or partial expropriation of the Borrower’s property, or by economic, political, regulatory or other events in the countries

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where the Borrower is located, or (d) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower from the Secured Obligations, or of such Guarantor under the guarantee contained in this Section 2 (other than a defense of payment or performance), in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any guarantee for the Secured Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any other Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Secured Parties against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

1.8    Reinstatement. The guarantee contained in this Section 2 shall, to the extent permissible at law, continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

1.9    Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in the United States in the currency required by the Loan Documents, Specified Cash Management Agreement or Secured Hedge Agreement, as the case may be, subject to Section 6.17, in immediately available funds at the office of the Administrative Agent at Citibank N.A., ABA/Routing No.: 021000089, Account Name: Medium Term Finance, Account No.: 36852248, Ref: Peabody or such other office as may be notified to the Guarantors by the Administrative Agent from time to time.

1.10    Special Guaranty to Confer ECP Status. The Borrower, unconditionally and irrevocably, with respect to each other Guarantor, guarantees such Guarantor’s guarantee under Section 2.1(a) of any Swap Obligations. The obligations of the Borrower under this Section 2.8 shall remain in full force and effect until the Discharge of the Secured Obligations. The Borrower intends that this Section 2.8 constitute, and this Section 2.8 shall be deemed to constitute, a guarantee or other agreement for the benefit of each other Guarantor for all purposes of section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

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REPRESENTATIONS AND WARRANTIES

1.11    Representations in Credit Agreement. To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Guarantor hereby represents and warrants to each Credit Party that the representations and warranties set forth in Article V of the Credit Agreement as they relate to such Guarantor or to the other Loan Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference mutatis mutandis, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and the Credit Parties shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Borrower’s knowledge shall, for the purposes of this Section 3.1, be deemed to be a reference to such Guarantor’s knowledge.

COVENANTS
Each Guarantor covenants and agrees with the Credit Parties that, from and after the date of this Agreement until Payment in Full:
1.12    Covenants in Credit Agreement. Such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor.

REMEDIAL PROVISIONS
1.13    Application of Proceeds. The Administrative Agent may apply all or any part of any proceeds of the guarantee set forth in Section 2, to payment of the Secured Obligations in such order as set forth in Section 8.04 of the Credit Agreement.

1.14    Code and Other Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies available to it under any applicable Loan Document or under any applicable law or in equity.

MISCELLANEOUS
1.15    Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.01 of the Credit Agreement.

1.16    Notices. All notices, requests and demands to or upon the Administrative Agent or any Guarantor hereunder shall be effected in the manner provided for in Section 10.02 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule I.

6

1.17    No Waiver by Course of Conduct; Cumulative Remedies. None of the Credit Parties shall by any act (except by a written instrument pursuant to Section 6.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced to any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Credit Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Credit Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Credit Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

1.18    Enforcement Expenses; Indemnification. (a) Each Guarantor agrees to pay or reimburse each Credit Party for all its reasonable and documented costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the reasonable and documented fees and disbursements of counsel to each Credit Party and of counsel to the Administrative Agent to the extent the Borrower would be required to do so pursuant to Section 10.04 of the Credit Agreement.

(b)    Each Guarantor agrees to pay, and to save the Credit Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 10.04 of the Credit Agreement.

(c)    The agreements in this Section 6.4 shall survive Payment in Full.

1.19    Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Credit Parties and their successors and assigns; provided that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent, unless pursuant to a transaction not prohibited by the Credit Agreement.

1.20    Set-Off. Each Guarantor hereby irrevocably authorizes each Credit Party at any time and from time to time pursuant to Section 10.08 of the Credit Agreement, upon any amount becoming due and payable hereunder, without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Credit Party to or for the credit or the account of such Guarantor, or any part thereof in such amounts as such Credit Party may elect, against and on account of the Obligations and liabilities of such Guarantor to such Credit Party hereunder then due and owing and claims of every nature and description of such Credit Party against such Guarantor then due and owing, in any currency,

7

arising hereunder, under the Credit Agreement or any other Loan Document, as such Credit Party may elect, whether or not such Credit Party has made any demand for payment and although such Obligations, liabilities and claims may be contingent or unmatured. Each Credit Party shall notify such Guarantor promptly of any such set-off and the application made by such Credit Party of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Credit Party under this Section 6.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Credit Party may have.

1.21    Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature of this Agreement by facsimile or other electronic transmission means shall be effective as delivery of a manually executed counterpart of this Agreement.

1.22    Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction with respect to any of the Guarantors shall, as to such jurisdiction and such Guarantor, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof with respect to such Guarantor or any of the other Guarantors, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction with respect to any of the Guarantors. The parties hereto shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

1.23    Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

1.24    Integration. This Agreement and the other Loan Documents represent the agreement of the Guarantors and the Credit Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Credit Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

1.25    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

1.26    Submission To Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:

(a) submits for itself in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the Courts of the State of New York sitting in New York County, the courts of the United

8

States of America for the Southern District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor at its address referred to in Section 6.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages; provided that this waiver shall not limit the reimbursement and indemnification obligations of such Guarantor under Section 6.4(b).

1.27    Acknowledgements. Each Guarantor hereby acknowledges that:

(a)    it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b)    none of the Credit Parties has any fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Guarantors, on the one hand, and the Credit Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)    no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Credit Parties or among the Guarantors and the Credit Parties.

1.28    WAIVER OF JURY TRIAL. EACH GUARANTOR AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, EACH OF THE CREDIT PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

1.29    Releases. (a)     Upon Discharge of the Secured Obligations, this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Guarantor hereunder shall terminate automatically, all

9

without delivery of any instrument or performance of any act by any party. At the request and sole expense of any Guarantor following any such termination, the Administrative Agent shall execute and deliver to such Guarantor such documents as such Guarantor shall reasonably request to evidence such termination.

(b)    At such time as a Guarantor ceases (i) to be a Subsidiary as a result of a transaction not prohibited by the Credit Agreement or (ii) to be required to be a Guarantor by virtue of the definition of Guarantor in the Credit Agreement, in each case, subject to (x) the Borrower having delivered to the Administrative Agent a certificate (a “Release Certificate”) identifying the relevant Guarantor and certifying that such transaction is not prohibited by the Credit Agreement or as to the basis on which such Subsidiary no longer falls within the definition of Guarantor and (y) the Administrative Agent’s reasonable satisfaction that the circumstances described in clause (i) or (ii) above exist (it being agreed that the Administrative Agent may, but is not obligated to, rely solely on the Borrower’s Release Certificate in making such determination), the Administrative Agent shall promptly release the Guarantor from its obligations hereunder pursuant to documentation reasonably acceptable to the Administrative Agent and the Borrower, at the sole cost and expense of the Borrower.
(c)    It is understood that Peabody IC Funding Corp. shall be released from being a Guarantor pursuant to Section 10.21 of the Credit Agreement.
1.30    Additional Guarantors. Each Subsidiary of the Borrower that elects to become a party to this Agreement or is required to become a party to this Agreement pursuant to Section 6.12 of the Credit Agreement shall become a Guarantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

1.31    Foreign Currency. If the Administrative Agent so notifies a Guarantor in writing, at the Administrative Agent’s sole and absolute discretion, payments under this Agreement shall be the Dollar Equivalent of the Guaranteed Obligations or any portion thereof which are denominated in an Alternative Currency, determined as of the date payment is made. If any claim arising under or related to this Agreement is reduced to judgment and the amount of such judgment is denominated in a currency (the “Judgment Currency”) other than the currencies in which the Guaranteed Obligations are denominated or the currencies payable hereunder (collectively the “Obligations Currency”), for purposes hereof the amount of the judgment shall be the Obligations Currency equivalent of the judgment in the Judgment Currency, determined as of the date of judgment and calculated at the spot rate for the purchase of the Obligations Currency with the Judgment Currency quoted by the Administrative Agent in the place of the Administrative Agent’s choice at or about 8:00 a.m. in the jurisdiction of the Obligations Currency on the date for determination specified above. The Guarantor shall indemnify the Credit Parties and hold the Credit Parties harmless from and against all loss or damage resulting from any change in exchange rates between the date any claim is reduced to judgment and the date of payment thereof by the Guarantor and, if the amount of the Obligations Currency so purchased is greater than the amount of the judgment in the Obligations Currency on the date the claim is reduced to judgment (calculated as set forth in the above sentence) as a result of any change in exchange rates between the date of payment of any claim by the Guarantor and the date such claim is reduced to judgment, the Credit Parties agree to return the amount of any

10

excess to the applicable Guarantor (or to any other Person who may be entitled thereto under applicable law).

1.32    Conflict. In the event there is a conflict between the terms of this Agreement and the Credit Agreement, the Credit Agreement shall control.

[SIGNATURE PAGES TO FOLLOW]

11

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

EACH OF THE GUARANTORS LISTED ON SCHEDULE II HERETO
By:    ______________________________________
Name:    James A. Tichenor
Title:    Vice President and Treasurer

[Guaranty]

Accepted on behalf of the
Credit Parties as of the date first
above written

CITIBANK, N.A.,
as Administrative Agent

By:    ______________________________________________
Name:
Title:

[Guaranty]

BIG SKY COAL COMPANY
By:    _______________________________________
Name:    Brian R. Cropper
Title:    Treasurer

[Guaranty]

PEABODY SAGE CREEK MINING, LLC
By:    ________________________________________
Name:    Douglas D. Loucks
Title:    Treasurer

[Guaranty]

Peabody Western Coal Company
By:    _______________________________________
Name:    Eric J. Baltz
Title:    Treasurer

[Guaranty]

SAGE CREEK HOLDINGS, LLC
By:    _________________________________________
Name:    Robert A. Fenley
Title:    Treasurer

[Guaranty]

SENECA COAL COMPANY, LLC
By:    ___________________________________________
Name:    Kurt A. Jones
Title:    Treasurer

[Guaranty]

Schedule I
NOTICE ADDRESSES OF SUBSIDIARY GUARANTORS

To:       [Guarantor]
            c/o       Peabody Investments Corp.
                        701 Market Street
                        St. Louis, Missouri 63101
            Attn: Jim Tichenor, Vice President and Treasurer
Fax: (314) 342-3419

with copies to:

            c/o       Peabody Investments Corp.
                        701 Market Street
                        St. Louis, Missouri 63101
                        Attn:  Chief Legal Officer
Fax: (314) 342-3419

Walter L. Hawkins, Senior Vice President
Fax: (314) 342-7740
E-mail: WHawkins@peabodyenergy.com

Schedule II
LIST OF GUARANTORS

American Land Development, LLC
American Land Holdings of Colorado, LLC
American Land Holdings of Illinois, LLC
American Land Holdings of Indiana, LLC
American Land Holdings of Kentucky, LLC
American Land Holdings of West Virginia, LLC
Arid Operations Inc.
Big Ridge, Inc.
Big Sky Coal Company
Black Hills Mining Company, LLC
BTU Western Resources, Inc.
Caballo Grande, LLC
Caseyville Dock Company, LLC
Central States Coal Reserves of Illinois, LLC
Central States Coal Reserves of Indiana, LLC
Century Mineral Resources, Inc.
Coal Reserve Holding Limited Liability Company No. 1
COALSALES II, LLC
Colorado Yampa Coal Company
Conservancy Resources, LLC
Cottonwood Land Company
Cyprus Creek Land Company
Cyprus Creek Land Resources, LLC
Dyson Creek Coal Company, LLC
Dyson Creek Mining Company, LLC
El Segundo Coal Company, LLC
Elkland Holdings, LLC
Falcon Coal Company, LLC
Gallo Finance Company
Gold Fields Chile, LLC
Gold Fields Mining, LLC
Gold Fields Ortiz, LLC
Hayden Gulch Terminal, LLC
Highwall Mining Services Company
Hillside Recreational Lands, LLC
HMC Mining, LLC
Illinois Land Holdings, LLC
Independence Material Handling, LLC
James River Coal Terminal, LLC
Juniper Coal Company
Kayenta Mobile Home Park, Inc.
Kentucky Syngas, LLC
Lively Grove Energy, LLC

Lively Grove Energy Partners, LLC
Marigold Electricity, LLC
Midco Supply and Equipment Corporation
Midwest Coal Acquisition Corp.
Midwest Coal Reserves of Illinois, LLC
Midwest Coal Reserves of Indiana, LLC
Moffat County Mining, LLC
Mustang Energy Company, LLC
New Mexico Coal Resources, LLC
Pacific Export Resources, LLC
Peabody America, Inc.
Peabody Archveyor, L.L.C.
Peabody Arclar Mining, LLC
Peabody Bear Run Mining, LLC
Peabody Bear Run Services, LLC
Peabody Caballo Mining, LLC
Peabody Cardinal Gasification, LLC
Peabody COALSALES, LLC
Peabody COALTRADE, LLC
Peabody COALTRADE International (CTI), LLC
Peabody Colorado Operations, LLC
Peabody Colorado Services, LLC
Peabody Coulterville Mining, LLC
Peabody Development Company, LLC
Peabody Electricity, LLC
Peabody Employment Services, LLC
Peabody Energy Corporation
Peabody Energy Generation Holding Company
Peabody Energy Investments, Inc.
Peabody Energy Solutions, Inc.
Peabody Gateway North Mining, LLC
Peabody Gateway Services, LLC
Peabody Holding Company, LLC
Peabody IC Funding Corp.+++
Peabody Illinois Services, LLC
Peabody Indiana Services, LLC
Peabody International Investments, Inc.
Peabody International Services, Inc.
Peabody Investments Corp.
Peabody Magnolia Grove Holdings, LLC
Peabody Midwest Management Services, LLC
Peabody Midwest Mining, LLC
Peabody Midwest Operations, LLC
Peabody Midwest Services, LLC
Peabody Natural Gas, LLC
Peabody Natural Resources Company
Peabody New Mexico Services, LLC
Peabody Operations Holding, LLC
Peabody Powder River Mining, LLC
Peabody Powder River Operations, LLC

Peabody Powder River Services, LLC
Peabody PowerTree Investments, LLC
Peabody Recreational Lands, L.L.C.
Peabody Rocky Mountain Management Services, LLC
Peabody Rocky Mountain Services, LLC
Peabody Sage Creek Mining, LLC
Peabody School Creek Mining, LLC
Peabody Services Holdings, LLC
Peabody Southwest, LLC
Peabody Southwestern Coal Company
Peabody Terminal Holding Company, Inc.
Peabody Terminals, LLC
Peabody Trout Creek Reservoir LLC
Peabody Twentymile Mining, LLC
Peabody Venezuela Coal Corp.
Peabody Venture Fund, LLC
Peabody-Waterside Development, L.L.C.
Peabody Western Coal Company
Peabody Wild Boar Mining, LLC
Peabody Wild Boar Services, LLC
Peabody Williams Fork Mining, LLC
Peabody Wyoming Gas, LLC
Peabody Wyoming Services, LLC
PEC Equipment Company, LLC
Point Pleasant Dock Company, LLC
Pond River Land Company
Porcupine Production, LLC
Porcupine Transportation, LLC
Riverview Terminal Company
Sage Creek Holdings, LLC
School Creek Coal Resources, LLC
Seneca Coal Company, LLC
Shoshone Coal Corporation
Star Lake Energy Company, L.L.C.
Sugar Camp Properties, LLC
Thoroughbred Generating Company, LLC
Thoroughbred Mining Company, L.L.C.
Twentymile Coal, LLC
West Roundup Resources, LLC

______________________________________________________
+++To be released pursuant to Section 10.21 of the Credit Agreement

Annex 1 to
Guaranty

ASSUMPTION AGREEMENT, dated as of ________________, 20__, made by _______________________, a ______________ [corporation] (the “Additional Guarantor”), in favor of Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions (the “Lenders”) parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement. The Lenders and the Administrative Agent shall be referred to collectively herein as the “Credit Parties”.
W I T N E S S E T H :
WHEREAS, Peabody Energy Corporation, a Delaware corporation (the “Borrower”), the Lenders, Citibank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the other parties party thereto, have entered into an Amended and Restated Credit Agreement, dated as of September 24, 2013, (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Subsidiaries (other than the Additional Guarantor) have entered into the Guaranty, dated as of September 24, 2013 (as amended, supplemented, restated or otherwise modified from time to time, the “Guaranty”) in favor of the Administrative Agent for the benefit of the Credit Parties;
WHEREAS, the Credit Agreement requires the Additional Guarantor to become a party to the Guaranty; and
WHEREAS, the Additional Guarantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guaranty.
NOW, THEREFORE, IT IS AGREED:
1. Guaranty. By executing and delivering this Assumption Agreement, the Additional Guarantor, as provided in Section 6.16 of the Guaranty, hereby becomes a party to the Guaranty as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder. The information set forth in Annex 1 hereto is hereby added to the information set forth in Schedule I to the Guaranty. The Additional Guarantor hereby represents and warrants as to itself that each of the representations and warranties contained in Section 3 of the Guaranty is true and correct in all material respects on and as the date hereof (after giving effect to this Assumption Agreement), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (after giving effect to this Assumption Agreement).
2. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.
[ADDITIONAL GUARANTOR]
By:    _____________________________________________
Name:
Title:

EXHIBIT G-1

===========================================================================

PLEDGE AGREEMENT
among
PEABODY INVESTMENTS CORP.
and
CITIBANK N.A.,
as Administrative Agent
Dated as of September 24, 2013

===========================================================================

NY\5929604.13

Page

SECTION 1.	DEFINED TERMS ....................................................................................................1

1.1	Definitions .............................................................................................................1

1.2	Other Definitional Provisions ...............................................................................3

SECTION 2.	GRANT OF SECURITY INTEREST .......................................................................3

SECTION 3.	REPRESENTATIONS AND WARRANTIES ...........................................................4

3.1	Representations in Credit Agreement ...................................................................4

3.2	Title; No Other Liens ............................................................................................4

3.3	Valid, Perfected First Priority Liens ......................................................................4

3.4	Name; Jurisdiction of Organization, Etc. ..............................................................5

3.5	Pledged Stock ........................................................................................................5

SECTION 4.	COVENANTS ...........................................................................................................5

4.1	Covenants in Credit Agreement ............................................................................5

4.2	Delivery and Control of Pledged Stock ................................................................5

4.3	Maintenance of Perfected Security Interest ..........................................................6

4.4	Pledged Stock .......................................................................................................6

4.5	Voting and Other Rights with Respect to Pledged Stock .....................................6

SECTION 5.	REMEDIAL PROVISIONS ......................................................................................7

5.1	Proceeds to be Turned Over To Agent ..................................................................7

5.2	Application of Proceeds ........................................................................................7

5.3	Code and Other Remedies ....................................................................................8

5.4	Effect of Securities Laws ......................................................................................9

SECTION 6.	POWER OF ATTORNEY AND FURTHER ASSURANCES ..................................9

6.1	Administrative Agent’s Appointment as Attorney-in-Fact, Etc. ...........................9

6.2	Authorization of Financing Statements ...............................................................11

SECTION 7.	ACKNOWLEDGEMENT OF GUARANTEE ABSOLUTE AND UNCONDITIONAL ................................................................................................11

7.1	Acknowledgement .................................................................................................................11

SECTION 8.	THE ADMINISTRATIVE AGENT .........................................................................11

8.1	Authority of Agent .................................................................................................................11

8.2	Duty of Agent ......................................................................................................12

NY\5929604.13

i

Page

8.3	Exculpation of the Administrative Agent ...........................................................13

8.4	No Individual Foreclosure, Etc ..........................................................................14

8.5	Qualified Counterparties ....................................................................................14

SECTION 9.	MISCELLANEOUS ...............................................................................................15

9.1	Amendments in Writing .....................................................................................15

9.2	Notices ................................................................................................................15

9.3	No Waiver by Course of Conduct; Cumulative Remedies ........................................15

9.4	Enforcement Expenses; Indemnification ............................................................15

9.5	Successors and Assigns .......................................................................................16

9.6	Set-Off .................................................................................................................16

9.7	Counterparts ........................................................................................................16

9.8	Severability ...............................................................................................................................16

9.9	Section Headings ................................................................................................17

9.10	Integration ...........................................................................................................17

9.11	GOVERNING LAW ...........................................................................................17

9.12	Submission to Jurisdiction; Waivers ...................................................................17

9.13	Acknowledgments ...............................................................................................18

9.14	WAIVER OF JURY TRIAL .............................................................................18

9.15	Release ................................................................................................................18

SCHEDULE 1     Description of Pledged Stock ..............................................................................1-1
SCHEDULE 2 Filings and Other Actions Required to Perfect Security Interests    ............................2-1
SCHEDULE 3     Exact Legal Name, Location of Jurisdiction of Organization and
Chief Executive Office ........................................................................................3-1
SCHEDULE 4 Notice Address of Pledgors .................................................................................4-1
EXHIBIT A     Form of Uncertificated Securities Control Agreement ...................................... A-1

NY\5929604.13

ii

PLEDGE AGREEMENT, dated as of September 24, 2013, among Peabody Investments Corp., a Delaware corporation (the “Pledgor”), and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for (a) the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Amended and Restated Credit Agreement, dated as of the date hereof (the “Credit Agreement”), among Peabody Energy Corporation, a Delaware corporation (the “Borrower”), the Lenders, Citibank N.A., as Administrative Agent, Swing Line Lender and L/C Issuer and the other parties party thereto and (b) the other Secured Parties (as hereinafter defined). The Lenders, L/C Issuers, Swing Line Lender and Administrative Agent shall be referred to collectively herein as the “Credit Parties”.
W I T N E S S E T H:
WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;
WHEREAS, the Borrower is a member of an affiliated group of companies that includes the Pledgor;
WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to the Pledgor in connection with the operation of their businesses;
WHEREAS, the Borrower and the Pledgor are engaged in related businesses, and the Pledgor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and
WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under Article IV of the Credit Agreement

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NY\5929604.13

that the Pledgor shall have executed and delivered this Agreement to the Administrative Agent for the benefit of the Secured Parties.

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders and the L/C Issuers to make their respective extensions of credit to the Borrower thereunder and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Pledgor hereby agrees with the Administrative Agent, for the benefit of the Secured Parties, as follows:
SECTION 1.    DEFINED TERMS
1.1    Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms which are defined in the UCC are used herein as so defined (and if defined in more than one article of the UCC shall have the meaning specified in Article 9 thereof): Certificated Security, Securities Account and Uncertificated Security.
(b)    The following terms shall have the following meanings:
“Additional Pledged Stock”: all Equity Interests in the Issuer acquired by the Pledgor after the date hereof.
“Agreement”: this Pledge Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.
“Collateral”: as set forth in Section 2.
“Collateral Account”: any collateral account established by the Administrative Agent as provided in Section 5.1.
“Controlling Parties” shall mean, prior to Payment In Full, the Required Lenders, and, thereafter, the Majority Holders.
“Credit Agreement”: as set forth in the preamble hereto.
“Discharge of the Secured Obligations”: (a) Payment in Full and (b) with respect to any Cash Management Obligations and Swap Obligations guaranteed under Section 2.1(a) of the Guaranty, (i) payment in full of such obligations (other than in respect of contingent obligations, indemnities and expenses related thereto that are not then payable or in existence), (ii) the entry by the Guarantors into an amendment, amendment and restatement or replacement of this Guaranty in connection with a refinancing or replacement of the Obligations that guarantees such Cash Management Obligations and Swap Obligations on substantially the same terms as the refinanced or replaced Obligations or in substantially the same manner as this Guaranty or (iii) the guarantee by the Borrower of such Cash Management Obligations and Swap Obligations or the provision by the Borrower of other credit support arrangements for the benefit of the

2
NY\5929604.13

Qualified Counterparties with respect to such obligations that is reasonably satisfactory to them (it is understood that the Administrative Agent may rely, without further inquiry, on a certificate of a Responsible Officer of the Borrower to establish that the requirements of this clause (b) have been satisfied).
“Initial Pledged Stock”: all Equity Interests in the Issuer owned by the Pledgor on the date hereof, including the Equity Interests listed on Schedule 1 hereto.
“Issuer”: Peabody IC Funding Corp., a Delaware corporation.
“Majority Holders”: as set forth in Section 8.1(b).
“Permitted Liens”: the Liens permitted under Section 7.01 of the Credit Agreement.
“Pledged Stock”: the Initial Pledged Stock and the Additional Pledged Stock.
“Proceeds”: all “proceeds” as such term is defined in Section 9-102(a)(64) of the UCC and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon and distributions or payments with respect thereto.
“Qualified Counterparty”: any Person who is a counterparty to a Specified Cash Management Agreement or Secured Hedge Agreement.
“Secured Hedge Agreement”: any Swap Contract evidencing Swap Obligations.
“Secured Parties”: the Credit Parties and each Qualified Counterparty.
“Securities Act”: the Securities Act of 1933, as amended.
“UCC”: the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies.
1.2    Other Definitional Provisions. (a) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to the Pledgor, shall refer to the Pledgor’s Collateral or the relevant part thereof.
(b)    The interpretative provisions of Section 1.02 of the Credit Agreement shall be incorporated herein mutatis mutandis.
(c)    All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

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NY\5929604.13

SECTION 2.    GRANT OF SECURITY INTEREST
The Pledgor hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest in, all of the following property, in each case, wherever located and now owned or at any time hereafter acquired by the Pledgor or in which the Pledgor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations:
(a)    all Pledged Stock;
(b)    all Collateral Accounts; and
(c)    to the extent not otherwise included all Proceeds, products, accessions, rents and profits of any and all of the foregoing.
SECTION 3.    REPRESENTATIONS AND WARRANTIES
To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders and the L/C Issuers to make their respective extensions of credit to the Borrower thereunder, the Pledgor hereby represents and warrants to each Credit Parties that:

3.1    Representations in Credit Agreement. The representations and warranties set forth in Article V of the Credit Agreement as they relate to the Pledgor or to the Loan Documents to which the Pledgor is a party, each of which is hereby incorporated herein by reference mutatis mutandis, are true and correct, in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and the Credit Parties shall be entitled to rely on each of such representations and warranties as if they were fully set forth herein, provided that each reference in each such representation and warranty to any Borrower’s knowledge shall, for the purposes of this Section 3.l, be deemed to be a reference to the Pledgor’s knowledge.
3.2    Title; No Other Liens. The Pledgor owns each item of the Collateral free and clear of any and all Liens or claims, including, without limitation, liens arising as a result of the Pledgor becoming bound (as a result of merger or otherwise) as Pledgor under a security agreement or pledge agreement entered into by another Person, except for non-consensual Liens arising by operation of law and pari passu or junior Permitted Liens under Sections 7.01(t) and 7.01(u) of the Credit Agreement. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the benefit of the Secured Parties, pursuant to this Agreement or as are permitted by the Credit Agreement.

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NY\5929604.13

3.3    Valid, Perfected First Priority Liens. The security interests granted pursuant to this Agreement constitute a legal and valid security interest in favor of the Administrative Agent, for the benefit of the Secured Parties, securing the payment and performance of the Pledgor’s Secured Obligations and upon completion of the filings and other actions specified on Schedule 2 (all of which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Administrative Agent in duly completed and duly executed form, as applicable, and may be filed by the Administrative Agent at any time) and payment of all filing fees, will constitute fully perfected security interests in all of the Collateral prior to all other Liens on the Collateral except for non-consensual Liens arising by operation of law and pari passu Permitted Liens under Sections 7.01(t) and 7.01(u) of the Credit Agreement. To the extent requested by the Administrative Agent, the Pledgor has taken all actions necessary, including without limitation those specified in Section 4.2 to establish the Administrative Agent’s “control” (within the meanings of Sections 8-106 and 9-106 of the UCC) over any portion of the Collateral constituting Certificated Securities or Uncertificated Securities.
3.4    Name; Jurisdiction of Organization, Etc. As of the Closing Date, (a) the Pledgor’s exact legal name (as indicated on the public record of the Pledgor’s jurisdiction of formation or organization), jurisdiction of organization and the location of the Pledgor’s chief executive office or sole place of business are specified on Schedule 3; (b) the Pledgor is organized solely under the law of the jurisdiction so specified and has not filed any certificates of domestication, transfer or continuance in any other jurisdiction; (c) except as otherwise indicated on Schedule 3, the jurisdiction of the Pledgor’s organization or formation is required to maintain a public record showing the Pledgor to have been organized or formed; (d) except as specified on Schedule 3, it has not changed its name, jurisdiction of organization, chief executive office or sole place of business (if applicable) or its corporate structure in any way (e.g. by merger, consolidation, change in corporate form or otherwise) within the past five years and has not within the last five years become bound (whether as a result of merger or otherwise) as Pledgor under a security agreement entered into by another Person, which has not heretofore been terminated; and (e) unless otherwise stated on Schedule 3, the Pledgor is not a transmitting utility as defined in UCC § 9-102(a)(80).
3.5    Pledged Stock. (a) Schedule 1 hereto sets forth all of the Initial Pledged Stock owned by the Pledgor and such Pledged Stock constitutes 100% of the issued and outstanding Equity Interests of the Issuer. All of the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.
(b)    None of the Pledged Stock is credited to any Securities Account.
(c)    There are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Stock.

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SECTION 4.    COVENANTS
The Pledgor covenants and agrees with the Credit Parties that, from and after the date of this Agreement until the Payment in Full:

4.1    Covenants in Credit Agreement. The Pledgor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by the Pledgor.
4.2    Delivery and Control of Pledged Stock. If any of the Collateral becomes evidenced or represented by any Certificated Security, such Certificated Security shall be promptly delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement. If any of the Collateral becomes evidenced or represented by an Uncertificated Security, the Pledgor shall promptly cause the Issuer either (a) to register the Administrative Agent as the registered owner of such Uncertificated Security, upon original issue or registration of transfer, or (b) to agree in writing with the Pledgor and the Administrative Agent that the Issuer will, upon an Event of Default, comply with instructions with respect to such Uncertificated Security originated by the Administrative Agent without further consent of the Pledgor, such agreement to be in substantially the form of Exhibit A or in form and substance reasonably satisfactory to the Administrative Agent.
4.3    Maintenance of Perfected Security Interest. The Pledgor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 3.3 and shall take all reasonable actions to defend such security interest against the claims and demands of all Persons whomsoever (subject to Liens permitted to exist on the Collateral under Section 3.3).
4.4    Pledged Stock. (a) If the Pledgor shall become entitled to receive or shall receive any stock or other ownership certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), or option or rights in respect of the Pledged Stock of the Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of or other ownership interests in the Pledged Stock, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Secured Parties, hold the same in trust for the Secured Parties and deliver the same forthwith to the Administrative Agent in the exact form received, duly endorsed by the Pledgor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by the Pledgor to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Secured Obligations. If an Event of Default shall have occurred and be continuing and any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by the Pledgor, the Pledgor shall,

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until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Secured Parties, segregated from other funds of the Pledgor, as additional collateral security for the Secured Obligations. Without the prior written consent of the Administrative Agent, the Pledgor will not enter into any material agreement or undertaking restricting the right or ability of the Pledgor or, in connection with an exercise of remedies hereunder, the Administrative Agent to sell, assign or transfer any of the Pledged Stock or Proceeds thereof or any interest therein (other than any intercreditor agreement which the Pledgor is required to execute, including any Junior Lien Intercreditor Agreement or Pari-Passu Intercreditor Agreement or security agreement contemplated thereby or any debt document in respect of Indebtedness permitted to be incurred under the Credit Agreement which such document permits the Lien of the Administrative Agent on the Pledged Stock).
4.5    Voting and Other Rights with Respect to Pledged Stock. Unless an Event of Default shall have occurred and be continuing and the Pledgor shall have received notice from the Administrative Agent, the Pledgor shall be permitted to receive all dividends and distributions paid in respect of the Pledged Stock, to the extent permitted by the Credit Agreement, and to exercise all voting and corporate rights with respect to the Pledged Stock. If an Event of Default shall occur and be continuing and the Pledgor shall have received notice from the Administrative Agent: (i) all rights of the Pledgor to exercise or refrain from exercising the voting and other consensual rights with respect to Pledged Stock which it would otherwise be entitled to exercise shall cease and all such rights shall thereupon become vested in the Administrative Agent who shall thereupon have the sole right, but shall be under no obligation, to exercise or refrain from exercising such voting and other consensual rights, (ii) the Administrative Agent shall have the right to transfer all or any portion of the Pledged Stock to its name or the name of its nominee or agent, (iii) the Administrative Agent shall have the right at any time, without notice to the Pledgor, to exchange any certificates or instruments representing any Pledged Stock for certificates or instruments of smaller or larger denominations and (iv) in order to permit the Administrative Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder, the Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to the Administrative Agent all proxies, dividend payment orders and other instruments as the Administrative Agent may from time to time reasonably request and the Pledgor acknowledges that the Administrative Agent may utilize the power of attorney set forth herein. The Pledgor hereby authorizes and instructs the Issuer to (i) comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Issuer shall be fully protected in so complying, and (ii) if an Event of Default shall have occurred and be continuing and the Issuer shall have received notice from the Administrative Agent, pay any dividends or other payments with respect to the Pledged Stock directly to the Administrative Agent.

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SECTION 5.    REMEDIAL PROVISIONS
5.1    Proceeds to be Turned Over To Agent. If an Event of Default shall occur and be continuing, all Proceeds received by the Pledgor consisting of cash, cash equivalents, checks and other near-cash items shall be held by the Pledgor in trust for the Secured Parties, segregated from other funds of the Pledgor, and shall, forthwith upon request by the Administrative Agent, be turned over to the Administrative Agent in the exact form received by the Pledgor (duly endorsed by the Pledgor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Administrative Agent in a Collateral Account (or by the Pledgor in trust for the Secured Parties) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 5.2.
5.2    Application of Proceeds. If an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent’s election, the Administrative Agent may (and, if directed by the Required Lenders, shall), notwithstanding the provisions of Section 2.05(c), (d) and (e) and Section 2.06 of the Credit Agreement, apply all or any part of the Collateral and/or net Proceeds thereof (after deducting fees and expenses as provided in Section 5.3) realized through the exercise by the Administrative Agent of its remedies hereunder, whether or not held in any Collateral Account, and any proceeds of the guarantee set forth in Section 5.1 of the Guaranty (all references in this Section 5.2 to Proceeds shall include proceeds of such guarantee), in payment of the Secured Obligations in accordance with and pursuant to Section 8.4 of the Credit Agreement. Any Proceeds not applied shall be held by the Administrative Agent as Collateral.
5.3    Code and Other Remedies. (a) If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral) and all rights under any other applicable law or in equity. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, defense, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor or any other Person (all and each of which demands, presentments, protests, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, license, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of any Secured Party, on the internet or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Each Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold or to become the licensor of all or any such Collateral, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived and released. For purposes of bidding and

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making settlement or payment of the purchase price for all or a portion of the Collateral sold at any such sale made in accordance with the UCC or other applicable laws, including, without limitation, the Bankruptcy Code of the United States, the Administrative Agent, as agent for and representative of the Secured Parties (but not any Secured Party or Secured Parties in its or their respective individual capacities unless the Controlling Parties shall otherwise agree in writing), shall be entitled to credit bid and use and apply the Secured Obligations (or any portion thereof) as a credit on account of the purchase price for any Collateral payable by the Administrative Agent at such sale, such amount to be apportioned ratably to the Secured Obligations of the Secured Parties in accordance with their pro rata share of such Secured Obligations. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Administrative Agent may sell the Collateral without giving any warranties as to the Collateral. The Administrative Agent may specifically disclaim or modify any warranties of title or the like. The foregoing will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral. The Pledgor agrees that it would not be commercially unreasonable for the Administrative Agent to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. The Pledgor hereby waives any claims against the Administrative Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Administrative Agent accepts the first offer received and does not offer such Collateral to more than one offeree. The Administrative Agent shall have no obligation to marshal any of the Collateral.
(b)    The Administrative Agent shall deduct from such Proceeds all reasonable costs and expenses of every kind incurred in connection with the exercise of its rights and remedies against the Collateral or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Parties hereunder, including, without limitation, reasonable and documented attorneys’ fees and disbursements. Any net Proceeds remaining after such deductions shall be applied in accordance with Section 5.2. If the Administrative Agent sells any of the Collateral upon credit, the Pledgor will be credited only with payments actually made by the purchaser and received by the Administrative Agent. In the event the purchaser fails to pay for the Collateral, the Administrative Agent may resell the Collateral and the Pledgor shall be credited with proceeds of the sale. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against any Secured Party arising out of the exercise by it or them of any rights hereunder.

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5.4    Effect of Securities Laws. The Pledgor recognizes that the Administrative Agent may be unable to effect a public sale of any or all of the Pledged Stock by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Issuer would agree to do so.
5.5    Deficiency. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Secured Obligations and the reasonable and documented fees and disbursements of any attorneys employed by any Secured Party to collect such deficiency.
SECTION 6.    POWER OF ATTORNEY AND FURTHER ASSURANCES
6.1    Administrative Agent’s Appointment as Attorney-in-Fact, Etc. (a) The Pledgor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, the Pledgor hereby gives the Administrative Agent the power and right, on behalf of the Pledgor, without notice to or assent by the Pledgor, to do any or all of the following:
(i)    in the name of the Pledgor or its own name, or otherwise, take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys with respect to any Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due with respect to any other Collateral whenever payable;
(ii)    pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or purchase any insurance called for by the terms of the Loan Documents and pay all or any part of the premiums therefor and the costs thereof;
(iii)    execute, in connection with any sale provided for in Section 5.3 or 5.4, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

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(iv)    (1) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (2) sign and endorse any assignments, verifications, notices and other documents in connection with any of the Collateral; (3) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (4) defend any suit, action or proceeding brought against the Pledgor with respect to any Collateral; (5) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; and (6) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent’s option and the Pledgor’s expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as the Pledgor might do.
Anything in this Section 6.1(a) to the contrary notwithstanding, the Administrative Agent agrees that, except as provided in Section 6.1(b), it will not exercise any rights under the power of attorney provided for in this Section 6.1(a) unless an Event of Default shall have occurred and be continuing.

(b)    If the Pledgor fails to perform or comply with any of its agreements in this Agreement, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreements; provided, however, that unless an Event of Default has occurred and is continuing, the Administrative Agent shall not exercise this power without first making demand on the Pledgor and the Pledgor failing to promptly comply therewith.
(c)    The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 6.1 shall be payable by the Pledgor to the extent that they would be payable by the Borrower pursuant to Section 10.04(a) of the Credit Agreement.
(d)    The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until a Discharge of the Secured Obligations.
6.2    Authorization of Financing Statements. The Pledgor acknowledges that pursuant to Section 9-509(b) of the UCC and any other applicable law, the Administrative Agent is authorized to file or record financing or continuation statements, and amendments thereto, and other filing or recording documents or instruments with respect to the Collateral in

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such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect or maintain the perfection of the security interests of the Administrative Agent under this Agreement. The Pledgor agrees that such financing statements may describe the collateral in the same manner as described in this Agreement or such other description as the Administrative Agent, in its reasonable judgment, determines is necessary or advisable. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.
SECTION 7.    LIEN ABSOLUTE
7.1    Security Interest Absolute. All rights of the Administrative Agent and all obligations of the Pledgor hereunder shall be absolute and unconditional irrespective of, and Pledgor hereby waives all rights, claims, and defenses that it might otherwise have (now or in the future) (other than related to payment and performance) with respect to, in each case: (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any renewal or extension of, or any increase in the amount of the Secured Obligations, any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment, supplement, modification or waiver of or any consent to any departure from the Credit Agreement or any other Loan Document (other than this Agreement) or any Secured Hedge Agreement or Secured Cash Management Agreement, (c) any defense, set-off or counterclaim which may at any time be available to or be asserted by the Borrower or any other Person against any Credit Party, (d) any exchange, release or nonperfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations or (e) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Secured Obligations or this Agreement.
7.2    Continuing Rights. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against the Pledgor, the Administrative Agent may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against Borrower, the Pledgor or any other Person or against any collateral security or guarantee for the Secured Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent to make any such demand, to pursue such other rights or remedies or to collect any payments from Borrower, the Pledgor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of Borrower, the Pledgor or any other Person or any such collateral

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security, guarantee or right of offset, shall not relieve the Pledgor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of Secured Party against the Pledgor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

SECTION 8.    THE ADMINISTRATIVE AGENT
8.1    Authority of Agent. (a) The Pledgor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Pledgor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and the Pledgor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.
(b)    The Administrative Agent has been appointed to act as the Administrative Agent hereunder by the Lenders and, by their acceptance of the benefits hereof, the other Secured Parties. The Administrative Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided that the Administrative Agent shall, after Payment in Full, exercise, or refrain from exercising, any remedies provided for herein and otherwise act in accordance with the instructions of the holders of a majority (the “Majority Holders”) of the sum of (x) the aggregate settlement or termination amount (exclusive of expenses and similar payments but including any early termination payments then due) under all Secured Hedge Agreements and (y) all amounts payable under Secured Cash Management Agreements (exclusive of expenses and similar payments). For purposes of the foregoing sentence, the settlement or termination value for any hedge that has not been terminated or closed out at the time of the relevant determination shall be a termination, close-out unwind or equivalent value as calculated by the appropriate swap counterparties and reported to the Administrative Agent upon request or, if any such counterparty does not provide such calculation, such value as shall be determined by the Administrative Agent in its sole discretion; provided that any Secured Hedge Agreement with a termination or close-out amount that is a negative number shall be disregarded for purposes of determining the Majority Holders. The provisions of the Credit Agreement relating to the Administrative Agent, including without limitation, the provisions relating to resignation or removal of the Administrative Agent, subject to Section 8.3(e) hereof) and the powers and duties and immunities of the Administrative Agent, are incorporated herein by this reference and shall survive any termination of the Credit Agreement.

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8.2    Duty of Agent. The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent nor any other Secured Party nor any of their respective officers, directors, partners, employees, agents, attorneys or other advisors, attorneys-in-fact or affiliates shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Secured Parties hereunder are solely to protect the Secured Parties’ interests in the Collateral and shall not impose any duty upon any Secured Party to exercise any such powers. The Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, partners, employees, agents, attorneys and other advisors, attorneys-in-fact or affiliates shall be responsible to the Pledgor for any act or failure to act hereunder, except to the extent that any such act or failure to act is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from their own bad faith, gross negligence or willful misconduct.
8.3    Exculpation of the Administrative Agent. (a) The Administrative Agent shall not be responsible to any Secured Party for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency hereof or of any Security Document or the validity or perfection of any security interest or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by the Administrative Agent to the Secured Parties or by or on behalf of any Secured Party to the Administrative Agent or any Secured Party in connection with the Security Documents and the transactions contemplated thereby or for the financial condition or business affairs of any Loan Party or any other Person liable for the payment of any Secured Obligations, nor shall the Administrative Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Security Documents or as to the existence or possible existence of any Event of Default or Default or to make any disclosures with respect to the foregoing.
(b)    Neither the Administrative Agent nor any of its officers, partners, directors, employees or agents shall be liable to the Secured Parties for any action taken or omitted by the Administrative Agent under or in connection with any of the Security Documents except to the extent caused solely and proximately by the Administrative Agent’s gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction. The Administrative Agent shall be entitled to refrain from any act or the taking of any action in connection herewith or any of the Security Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until the Administrative Agent shall have been instructed in respect thereof by the Controlling Parties and, upon such instruction, the Administrative Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such written instructions. Without prejudice to the generality of the foregoing, (i) the Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any

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communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for the Pledgor and their Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii) no Secured Party shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting hereunder or under any of the Security Documents in accordance with the Credit Agreement or, in the limited circumstances specified in Section 8.1(b) hereof, the instructions of the Majority Holders.
(c)    Without limiting the indemnification provisions of the Credit Agreement, each of the Secured Parties not party to the Credit Agreement severally agrees to indemnify the Administrative Agent, to the extent that the Administrative Agent shall not have been reimbursed by any Loan Party, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in exercising its powers, rights and remedies or performing its duties hereunder or under the Security Documents or otherwise in its capacity as the Administrative Agent in any way relating to or arising out of this Agreement or the Security Documents; provided, no such Secured Party shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely and proximately from the Administrative Agent’s gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction. If any indemnity furnished to the Administrative Agent for any purpose shall, in the opinion of the Administrative Agent, be insufficient or become impaired, the Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts insufficiently indemnified against until such additional indemnity is furnished.
(d)    No direction given to the Administrative Agent by the Secured Parties which imposes, or purports to impose, upon the Administrative Agent any obligation not set forth in or arising under this Agreement or any Security Document accepted or entered into by the Administrative Agent shall be binding upon the Administrative Agent.
(e)    Prior to Payment in Full, the Administrative Agent may resign at any time in accordance with Section 9.06 of the Credit Agreement. After the Administrative Agent’s resignation in accordance with Section 9.06 of the Credit Agreement, the provisions of Section 8 hereof and of Section 9.06 of the Credit Agreement shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent. Upon the acceptance of any appointment as the Administrative Agent by a successor Administrative Agent in accordance with Section 9.06 of the Credit Agreement, the retiring Administrative Agent shall promptly transfer all Collateral within its possession or control to the possession or control of the successor Administrative Agent and shall execute and deliver such notices, instructions and assignments as may be necessary or desirable to transfer the rights of the Administrative Agent in respect of the Collateral to the successor Administrative Agent. From and after Payment in Full, the Majority Holders shall be entitled to appoint the successor agent upon the resignation of the Administrative Agent.

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8.4    No Individual Foreclosure, Etc. No Secured Party shall have any right individually to realize upon any of the Collateral except to the extent expressly contemplated by this Agreement or the other Loan Documents, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Administrative Agent on behalf of the Secured Parties in accordance with the terms thereof. Each Secured Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral provided under the Pledge Agreements, to have agreed to the foregoing provisions and the other provisions of this Agreement. Without limiting the generality of the foregoing, each Secured Party authorizes the Administrative Agent to credit bid all or any part of the Secured Obligations held by it.
8.5    Qualified Counterparties. No Qualified Counterparty that obtains the benefits of the Security Documents or any Collateral by virtue of the provisions of the Credit Agreement or of the Security Documents (other than as a Majority Holder pursuant to the provisions of Section 8.1(b)), shall have any right to notice of any action or to consent to, direct or object to any action under any Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Agreement to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Secured Obligations arising under Secured Hedge Agreements and Secured Cash Management Agreements unless the Administrative Agent has received written notice of such Secured Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Qualified Counterparty.
SECTION 9.    MISCELLANEOUS
9.1    Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.01 of the Credit Agreement. After the Payment in Full, the provisions of this Agreement may be waived, amended, supplemented or otherwise modified by a written instrument executed by the Pledgor and the Majority Holders.
9.2    Notices. All notices, requests and demands to or upon the Administrative Agent or the Pledgor hereunder shall be effected in the manner provided for in

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Section 10.02 of the Credit Agreement; provided that any such notice, request or demand to or upon the Pledgor shall be addressed to the Pledgor at its notice address set forth on Schedule 4.
9.3    No Waiver by Course of Conduct; Cumulative Remedies. No Secured Party shall by any act (except by a written instrument pursuant to Section 9.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced to any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.
9.4    Enforcement Expenses; Indemnification. (a) The Pledgor agrees to pay or reimburse each Credit Party for all its reasonable and documented out-of-pocket costs and expenses incurred in collecting against the Pledgor under this Agreement or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which the Pledgor is a party, including, without limitation, the reasonable and documented fees and disbursements of counsel to each Credit Party and of counsel to the Administrative Agent to the extent the Borrower would be required to do so pursuant to Section 10.04 of the Credit Agreement.
(b)    The Pledgor agrees to pay, and to save the Credit Parties, harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 10.04(b) of the Credit Agreement.
(c)    The agreements in this Section 9.4 shall survive Payment in Full.
9.5    Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Pledgor and shall inure to the benefit of the Secured Parties and their successors and assigns; provided that the Pledgor may not assign, transfer or delegate any of its rights or obligations under this Agreement, except as expressly contemplated by the Credit Agreement, without the prior written consent of the Administrative Agent and any such assignment, transfer or delegation without such consent shall be null and void.
9.6    Set-Off. The Pledgor hereby irrevocably authorizes each Credit Party at any time and from time to time pursuant to, and to the extent set forth in, Section 10.08 of the Credit Agreement, upon any amount becoming due and payable hereunder, without notice to the Pledgor, any such notice being expressly waived by the Pledgor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by

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such party to or for the credit or the account of the Pledgor, or any part thereof in such amounts as such Credit Party may elect, against and on account of the obligations and liabilities of the Pledgor to such Credit Party hereunder and claims of every nature and description of such Credit Party against the Pledgor, in any currency, arising hereunder, under the Credit Agreement or any other Loan Document, as such Credit Party may elect, whether or not such Credit Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. Each Credit Party exercising any right of set-off shall notify the Pledgor promptly of any such set-off and the application made by such Credit Party of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Credit Party under this Section 9.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Credit Party may have.
9.7    Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.
9.8    Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction with respect to the Pledgor shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof with respect to the Pledgor, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction with respect to such Pledgor. The parties hereto shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
9.9    Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
9.10    Integration. This Agreement and the other Loan Documents represent the agreement of the Pledgor, the Administrative Agent and the Secured Parties with respect to the subject matter hereof and thereof, and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. There are no promises, undertakings, representations or warranties by any Secured Party relative to the subject matter hereof and thereof not expressly set forth or referred to herein or therein.
9.11    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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9.12    Submission to Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:
(a)    submits for itself in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York sitting in New York County, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;
(b)    consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
(c)    agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Pledgor at its address referred to in Section 9.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;
(d)    agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and
(e)    waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages; provided that this waiver shall not limit the reimbursement and indemnification obligations of the Pledgor under Section 9.4(b).
9.13    Acknowledgments. The Pledgor hereby acknowledges that:
(a)    it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;
(b)    no Credit Party has any fiduciary relationship with or duty to the Pledgor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Pledgor, on the one hand, and the Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and
(c)    no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Pledgor and the Secured Parties.
9.14    WAIVER OF JURY TRIAL. THE PLEDGOR AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, EACH OF THE SECURED PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

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9.15    Release. (a)  Upon a Discharge of the Secured Obligations, the Collateral shall be automatically released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and the Pledgor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Pledgor. At the request and sole expense of the Pledgor following any such termination, the Administrative Agent shall deliver to the Pledgor any Collateral held by the Administrative Agent hereunder, and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.
(b)    If any of the Collateral shall be Disposed of by the Pledgor in a transaction expressly permitted by the Credit Agreement, then, the Administrative Agent, at the request and sole expense of the Pledgor, shall execute and deliver to the Pledgor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral provided that the Pledgor shall have delivered to the Administrative Agent, at least ten (10) Business Days prior to the date of the proposed release, a written request for release identifying the Pledgor and Collateral to be released, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents and that the Proceeds of such Disposition will be applied in accordance therewith.
(c)    Until Discharge of the Secured Obligations, the Pledgor acknowledges that it is not authorized to file any financing statement amendment or termination statement with respect to any financing statement originally filed in connection herewith without the prior written consent of the Administrative Agent, subject to the Pledgor’s rights under Section 9-509(d) of the UCC.

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IN WITNESS WHEREOF, each of the undersigned has caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

PLEDGOR:

PEABODY INVESTMENTS CORP.

By:    ______________________________________________
Name:
Title:

ADMINISTRATIVE AGENT:

CITIBANK, N.A.
as Administrative Agent

By:    _______________________________________________
Name:
Title:

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Schedule 1
DESCRIPTION OF PLEDGED STOCK

Pledgor	Issuer	Issuer’s Jurisdiction Under New York UCC Section 9-305(a)(2)	Class of Stock	Stock Certificate No.	Percentage of Shares	No. of Shares
Peabody Investments Corp.	Peabody IC Funding Corp.	Delaware	N/A	No.1	100%	100

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Schedule 2
FILINGS AND OTHER ACTIONS
REQUIRED TO PERFECT SECURITY INTERESTS

Uniform Commercial Code Filings
Secretary of State of the State of Delaware
Actions with respect to Pledged Stock
Delivery of all share certificates of Pledged Stock to the Administrative Agent
Other Actions
Delivery of undated stock power

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Schedule 3
PLEDGOR’S EXACT LEGAL NAME, LOCATION OF JURISDICTION OF
ORGANIZATION AND CHIEF EXECUTIVE OFFICE

Exact Legal Name	Jurisdiction of Organization	Chief Executive Office
Peabody Investments Corp.	Delaware	701 Market Street St. Louis, MO 63101

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Schedule 4
NOTICE ADDRESS OF THE PLEDGOR

Peabody Investments Corporation
701 Market St.
St. Louis, MO 63101
Attn:
Kenneth L. Wagner
Fax:        (314) 342-3419
E-Mail:     kwagner@peabodyenergy.com

James A. Tichenor
Fax:        (314) 342-3419
E-Mail:    jtichenor@peabodyenergy.com

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Exhibit A to
Pledge Agreement

FORM OF UNCERTIFICATED SECURITIES CONTROL AGREEMENT
This CONTROL AGREEMENT (as amended, supplemented or otherwise modified from time to time, the “Control Agreement”) dated as of _______ ___, ____, is made by and among _______________, a __________ corporation (the “Pledgor”), [NAME OF AGENT], as agent (in such capacity, the “Agent”) for the Secured Parties (as defined in the Pledge Agreement referred to below), and ____________, a ____________ corporation (the “Issuer”).
WHEREAS, the Pledgor has granted to the Agent for the benefit of the Secured Parties a security interest in the uncertificated securities of the Issuer owned by the Pledgor from time to time (collectively, the “Pledged Securities”), and all additions thereto and substitutions and proceeds thereof (collectively, with the Pledged Securities, the “Collateral”) pursuant to a Pledge Agreement, dated as of ___________ __, ____ (as amended, restated, supplemented, or otherwise modified from time to time, the “Pledge Agreement”), among the Pledgor and the other persons party thereto as grantors in favor of the Agent.
WHEREAS, the following terms which are defined in Articles 8 and 9 of the Uniform Commercial Code in effect in the State of New York on the date hereof (the “UCC”) are used herein as so defined: Adverse Claim, Control, Instruction, Proceeds and Uncertificated Security.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Notice of Security Interest. The Pledgor, the Agent and the Issuer are entering into this Control Agreement to perfect the Agent’s security interest in the Collateral. The Issuer acknowledges that this Control Agreement constitutes written notification to the Issuer of the Agent’s security interest in the Collateral. The Issuer agrees to promptly make all necessary entries or notations in its books and records to reflect the Agent’s security interest in the Collateral and, upon request by the Agent if an Event of Default has occurred and is continuing, to register the Agent as the registered owner of any or all of the Pledged Securities. The Issuer acknowledges that the Agent has control over the Collateral.
SECTION 2. Collateral. The Issuer hereby represents and warrants to, and agrees with the Pledgor and the Agent that (i) the terms of any limited liability company interests or partnership interests included in the Collateral from time to time shall expressly provide that they are securities governed by Article 8 of the Uniform Commercial Code in effect from time to time in the State of [__________], (ii) the Pledged Securities are uncertificated securities, (iii) the issuer’s jurisdiction is the State of [____________] or such other state of which the Issuer has notified the Agent and (iv) Schedule 1 contains a true and complete description of the Pledged Securities as of the date hereof.
SECTION 3. Control. If an Event of Default has occurred and is continuing, the Issuer hereby agrees, upon written direction from the Agent and without further consent from the Pledgor, (a) to comply with all instructions and directions of any kind originated by the Agent concerning the Collateral, to liquidate or otherwise dispose of the Collateral as and to the extent

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directed by the Agent and to pay over to the Agent all proceeds without any set-off or deduction, and (b) except as otherwise directed by the Agent, not to comply with the instructions or directions of any kind originated by the Pledgor or any other person.
SECTION 4. Other Agreements. In the event of any conflict between the provisions of this Control Agreement and any other agreement governing the Pledged Securities or the Collateral, the provisions of this Control Agreement shall control.
SECTION 5. Protection of Issuer. The Issuer may rely and shall be protected in acting upon any notice, instruction or other communication that it reasonably believes to be genuine and authorized.
SECTION 6. Termination. This Control Agreement shall terminate automatically upon receipt by the Issuer of written notice executed by the Agent that (i) the Discharge of the Secured Obligations has occurred, (ii) all of the Collateral has been released or (iii) the Pledged Securities cease to be Uncertificated Securities, whichever is sooner, and the Issuer shall thereafter be relieved of all duties and obligations hereunder.
SECTION 7. Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three (3) days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, to the Pledgor’s and the Agent’s addresses as set forth in the Pledge Agreement, and to the Issuer’s address as set forth below, or to such other address as any party may give to the others in writing for such purpose:
[Name of Issuer]
[Address of Issuer]
Attention: ________________________
Telephone: (     )      - _______________
Telecopy: (     )      - _______________

SECTION 8. Amendments in Writing. None of the terms or provisions of this Control Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the parties hereto.
SECTION 9. Entire Agreement. This Control Agreement and the Pledge Agreement constitute the entire agreement and supersede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.
SECTION 10. Execution in Counterparts. This Control Agreement may be executed in any number of counterparts by one or more parties to this Control Agreement and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Control Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

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SECTION 11. Successors and Assigns. This Control Agreement shall be binding upon the successors and assigns of each of the parties hereto and shall inure to the benefit of the parties hereto and their respective successors and assigns, provided that neither the Pledgor nor the Issuer may assign, transfer or delegate any of its rights or obligations under this Control Agreement, except as expressly contemplated by the Credit Agreement, without the prior written consent of the Agent and any such assignment, transfer or delegation without such consent shall be null and void.
SECTION 12. Severability. Any provision of this Control Agreement which is prohibited or unenforceable in any jurisdiction with respect to the Pledgor and Issuer shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof with respect to the Pledgor and Issuer, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 13. Section Headings. The Section headings used in this Control Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
SECTION 14. Submission to Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:
(a)    submits for itself in any legal action or proceeding relating to this Control Agreement, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York sitting in New York County the Courts of the United States for the Southern District of New York, and appellate courts from any thereof;
(b)    consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
(c)    agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Pledgor at its address referred to in Section 9.2 of the Pledge Agreement or the Issuer at the address referred to in Section 7 or at such other address of which the Agent shall have been notified pursuant thereto;
(d)    agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and
(e)    waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special,

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exemplary, punitive or consequential damages; provided that this waiver shall not limit the reimbursement and indemnification obligations of the Pledgor under Section 9.4(b) of the Pledge Agreement.
SECTION 15. SECTION 15.    GOVERNING LAW AND JURISDICTION. THIS CONTROL AGREEMENT HAS BEEN DELIVERED TO AND ACCEPTED BY THE AGENT AND WILL BE DEEMED TO BE MADE IN THE STATE OF NEW YORK. THIS CONTROL AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 16. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

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IN WITNESS WHEREOF, each of the undersigned has caused this Control Agreement to be duly executed and delivered as of the date first above written.
[NAME OF PLEDGOR]

By:	____________________________________
Name:
Title:

[NAME OF AGENT], as Agent

By:	____________________________________
Name:
Title:

[NAME OF ISSUER]

By:	____________________________________
Name:
Title:

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EXHIBIT G-2

Dated September 24 2013

BETWEEN

PEABODY HOLDINGS (GIBRALTAR) LIMITED

as Grantor

-and-

CITIBANK, N.A.

as Administrative Agent

SHARE CHARGE

relating to shares in
PEABODY INVESTMENTS (GIBRALTAR) LIMITED

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INDEX

CLAUSE         HEADING                                PAGE NO.

1.    INTERPRETATION                                        1
2.    PAYMENTS                                             4
3.    SECURITY                                            4
4.    REPRESENTATIONS AND WARRANTIES                        4
5.    UNDERTAKINGS                                        6
6.    EVENTS OF DEFAULT                                    7
7.    DIVIDENDS AND VOTING                                    8
8.    WHEN SECURITY BECOMES ENFORCEABLE                        9
9.    ENFORCEMENT OF SECURITY                                9
10.    RECEIVER                                            11
11.    POWERS OF RECEIVER                                    12
12.    APPLICATION OF PROCEEDS                                13
13.    DELEGATION                                        14
14.    FURTHER ASSURANCES                                    14
15.    POWER OF ATTORNEY                                    15
16.    PRESERVATION OF SECURITY                                15
17.    RELEASE                                            17
18.    ADMINISTRATIVE AGENT                                18
19.    ASSIGNMENTS AND TRANSFERS                            18
20.    ADDITIONAL PROVISIONS                                18
21.    NOTICES                                            18
22.    GOVERNING LAW                                        18
23.     JURISDICTION                                        20
24.    COUNTERPARTS                                        21

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THIS DEED is dated September 24 2013 (this “Deed”)

BETWEEN:

(1)
PEABODY HOLDINGS (GIBRALTAR) LIMITED, incorporated in Gibraltar on the 22nd August 2006 under the Companies Act, and is a company limited by shares with Registration Number 96950 with registered offices at 10/8 International Commercial Centre, Casemates Square, Gibraltar (the “Grantor”); and

(2)
CITIBANK, N.A., as administrative agent for the Secured Creditors (as defined below) (together with its successors and assigns, in such capacity, the “Administrative Agent”, which expression includes any person which is for the time being the Administrative Agent (or a co-trustee of the Administrative Agent) for the Secured Creditors).

BACKGROUND:

(1)
Reference is made to the Amended and Restated Credit Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Peabody Energy Corporation, as borrower (the “Borrower”), the Administrative Agent as Administrative Agent, Swing Line, L/C Issuer and Lender, the other Lenders and the other parties party thereto.

(2)	It is a condition precedent under the Credit Agreement that the Shares (as defined below) be charged in favour of the Administrative Agent.

(3)	The Security created by or pursuant to this Deed is to be administered by the Administrative Agent in accordance with the terms of the Credit Agreement and this Deed.
IT IS AGREED as follows:

1.    INTERPRETATION

1.1    Definitions

In this Deed:

“Act” means the Conveyancing and Law of Property Act 1881 as amended by the Land Law and Conveyancing Act of Gibraltar.

“Cash Management Obligations” shall have the meaning given to such term in the Credit Agreement.

“Company” shall mean Peabody Investments (Gibraltar) Limited, a company incorporated in Gibraltar with registered number 96951 and registered office situate at 10/8 International Commercial Centre, Casemates Square, Gibraltar.

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“Credit Agreement” shall have the meaning provided in the recitals of this Deed.

“Discharge of the Secured Obligations” means (a) Payment in Full and (b) with respect to any Cash Management Obligations and Swap Obligations guaranteed under Section 2.1(a) of the Guaranty, (i) payment in full of such obligations (other than in respect of contingent obligations, indemnities and expenses related thereto that are not then payable or in existence), (ii) the entry by the Guarantors into an amendment, amendment and restatement or replacement of this Guaranty in connection with a refinancing or replacement of the Obligations that guarantees such Cash Management Obligations and Swap Obligations on substantially the same terms as the refinanced or replaced Obligations or in substantially the same manner as this Guaranty or (iii) the guarantee by the Borrower of such Cash Management Obligations and Swap Obligations or the provision by the Borrower of other credit support arrangements for the benefit of the Qualified Counterparties with respect to such obligations that are reasonably satisfactory to them (it is understood that the Administrative Agent may rely, without further inquiry, on a certificate of a Responsible Officer of the Borrower to establish that the requirements of this clause (b) have been satisfied).

“Dividends”means all dividends, interest and other income paid or payable in respect of the Shares or any Security Assets.

“Event of Default” shall have the meaning given to such term in the Credit Agreement and shall also include the event listed in Clause 6.2.
“Guarantors” shall have the meaning given to such term in the Credit Agreement.

“Guaranty” shall have the meaning given to such term in the Credit Agreement.

“Obligations” shall have the meaning given to such term in the Credit Agreement.

“Payment in Full” shall have the meaning given to such term in the Credit Agreement.

“Permitted Liens” means the Liens permitted under Section 7.01 of the Credit Agreement.

“Receiver” means a receiver and manager or (if the Administrative Agent so specifies in the relevant appointment) a receiver, in either case appointed under this Deed.

“Related Rights” means any dividend, interest or other distribution paid or payable in relation to any Share and any rights, money or property accruing or offered at any time in relation to such Shares by way of redemption, substitution, exchange, bonus or preference, under option rights or otherwise.

“Qualified Counterparty” means any Person who is a counterparty to a Specified Cash Management Agreement or Secured Hedge Agreement.

“Requirement of Law” shall have the meaning given to such term in the Credit Agreement.

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“Secured Creditors” shall mean the Lenders, L/C Issuers, Swing Line Lender and Administrative Agent and each Qualified Counterparty.
“Secured Hedge Agreement” means any Swap Contract evidencing Swap Obligations.

“Secured Obligations” shall have the meaning given to such term in the Credit Agreement.

“Security” means the security created by this Deed.

“Security Assets” means the Shares and the Related Rights.

“Security Interest” means any mortgage, charge, pledge, lien, encumbrance, right of set off or any security interest howsoever created or arising.

“Shares” means 130 ordinary shares with a par value of US$1.00 in the Company legally and beneficially owned by the Grantor and 195 Redeemable Preference Shares with a par value of US$1.00 in the Company legally and/or beneficially owned by the Grantor. For avoidance of doubt, it is understood that such shares shall at all times represent no more than 65% of the Equity Interests of the Company.

“Specified Cash Management Agreement” shall have the meaning given to such term in the Credit Agreement.

“Swap Obligations” shall have the meaning given to such term in the Credit Agreement.

1.2    Construction

(a)	Capitalised terms defined in the Credit Agreement have, unless expressly defined in this Deed, the same meaning in this Deed.

(b)	The charge granted by the Grantor under this Deed is given by the Grantor as beneficial owner.

(c)	A reference in this Deed to any assets includes, unless the context otherwise requires, present and future assets.

(d)	Words importing the masculine gender shall include females.

(e)	The headings and sub-headings to this Deed are inserted only for reference to the provisions hereof and shall not affect the construction of such provisions.

(f)	Unless a contradictory indication appears, any reference in this deed to a “person” shall be construed as a reference to any Person as defined in the Credit Agreement.

(g)
Unless a contradictory indication appears, any reference in this deed to the “winding‑up”, “dissolution” or “administration” of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law

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of the jurisdiction in which such company or corporation is incorporated or any material jurisdiction in which such company or corporation carries on business, including the seeking of liquidation, winding‑up, reorganisation, dissolution, administration, arrangement, adjustment, protection from creditors or relief of debtors.

(h)
Unless otherwise stated, any reference in this Deed to any agreement or document (including any reference to this Deed) shall be construed as a reference to such agreement or document as amended, supplemented or otherwise modified from time to time.

(i)	A certificate of the Administrative Agent as to the amount of any Obligation owed shall be prima facie evidence (absent manifest error) of the existence and amount of such Obligation.

(j)
Any reference in this Deed to a statute or statutory provision shall, unless the contrary is indicated, be construed as a reference to such statute or statutory provision as the same shall have been or may be amended or re-enacted.

(k)
If the Administrative Agent requires the Shares or any other asset to be registered in the name of a nominee for the Administrative Agent, any reference in this Deed to the Administrative Agent shall, if the context so permits or requires, be construed as a reference to each of the Administrative Agent and such nominee.

(l)	Any references in this Deed to the Grantor shall include its respective successors and assignees to the extent permitted under the Credit Agreement and this Deed.

(m)	This Deed is a Loan Document.

(n)	It is intended that this document takes effect as a deed notwithstanding the fact that a party may only execute this document under hand.

2.    PAYMENTS

2.1    Payments

Any payment made by the Grantor under this Deed shall be made free and clear of and without any deduction for, or on account of, any set-off or counterclaim.

3.    SECURITY

The Grantor, as continuing security for the payment, performance and discharge of all the Secured Obligations, charges by way of fixed charge in favour of the Administrative Agent, to hold the same on trust for the Secured Creditors on the terms set out in this Deed and the Credit Agreement, all the Security Assets. Notwithstanding anything to the contrary, in no event shall more than 65% of the Equity Interests of the Company be subject to a Security Interest in favour of the Administrative Agent.

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4.    REPRESENTATIONS AND WARRANTIES

4.1     Representations and Warranties

The Grantor makes the representations and warranties set out in this Clause 4 to the Administrative Agent.

4.2    Legal validity

This Deed constitutes, or when executed in accordance with its terms will constitute, the legal, valid and binding obligations of the Grantor, enforceable in accordance with its terms except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganisation, moratorium or similar laws generally affecting creditor’s rights and by equitable principles (regardless of whether enforcement is sought in equity or law) and a valid lien on the Shares and no limit on the Grantor’s powers will be exceeded as a result of the grant of the Security or the performance of its obligations hereunder.

4.3    Non‑conflict

Neither the execution, delivery or performance by the Grantor under this Deed, nor compliance by it with the terms and provisions thereof, nor the consummation of the transactions contemplated herein or therein, will:

(i)
except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, contravene any applicable law, statute, rule or regulation, or any order, writ, injunction or decree of any Governmental Authority binding on the Grantor;

(ii)
except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, conflict with or result in any breach or contravention of, or the creation of, any Lien (except for any Liens that may arise under the Loan Documents) under, or require any payment to be made under any Contractual Obligation to which the Grantor is a party or affecting the Grantor or the properties of the Grantor or any of its Subsidiaries; or

(iii)	violate any provision of the constitutional documents, statutes or Memorandum and Articles of Association of the Grantor.

4.4    Authorisations

No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority and subject to the registration of this Deed at Companies House in Gibraltar, no material approval, consent, exemption, authorization, or other action by, or notice to, or filing with any other Person, in each case, is necessary or required in connection with the

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execution, delivery or performance by, or enforcement against, the Grantor of this Deed, except for those approvals, consents, exemptions, authorizations or other actions which have already been obtained, taken, given or made and are in full force and effect.

4.5    The Shares

As of the date hereof:

(a)    The Grantor is the sole legal and beneficial owner of the Shares;

(b)	The Shares and, to the extent applicable, the other Security Assets, are fully paid up and constitute 65% of the entire issued share capital in the Company; and

(c)	The Shares are duly issued and non-assessable.

4.6    Other Security Interest

The Security Assets are free from any Security Interest, except for non-consensual Liens arising by operation of law and pari passu or junior Permitted Liens under Sections 7.01(t) and 7.01(u) of the Credit Agreement.

4.7    Times for making representations and warranties

4.7.1    The representations and warranties set out in this Clause 4 are made:

(a)	on the date of this Deed; and

(b)	shall survive the execution of each Security Document until the Payment in Full.

4.7.2
Each representation and warranty under this Deed is deemed to be repeated by the Grantor on the date of each Credit Extension and, if required by the Credit Agreement, on each Incremental Facility Effective Date and Incremental Commitment Effective Date.

4.7.3	When a representation and warranty is deemed to be repeated, it is applied to the circumstances existing at the time of repetition.

5.    UNDERTAKINGS

5.1    Duration

The undertakings in this Clause 5 remain in force until the Payment in Full.

5.2    Deposit of Shares

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The Grantor shall:

(a)
upon the execution of this Deed, immediately deposit with the Administrative Agent or, as the Administrative Agent may direct, all original certificates and other documents of title or evidence of ownership in relation to the Security Assets in the name of the Grantor;

(b)
upon the execution of this Deed, immediately deposit with the Administrative Agent or, as the Administrative Agent may direct, undated stock transfer forms of the Security Assets duly executed by the Grantor in blank;

(c)	upon the execution of this Deed, immediately deposit an executed and undated letter of resignation from each director of the Company in the form set out in Schedule 1;

(d)	upon the execution of this Deed, a signed, undated shareholder proxy in favour of the Administrative Agent in the form set out in Schedule 2; and

(e)
on the Security constituted by this Deed becoming enforceable forthwith procure that the Administrative Agent (or the Administrative Agent’s nominee) is registered as the holder of the Shares in the register of members of the Company and is issued certificates in respect of such Shares.

5.3    Calls and other obligations

(a)
The Administrative Agent shall not be required to perform or fulfil any obligations of the Grantor in respect of the Security Assets or to make any payment, or to make any enquiry as to the nature or sufficiency of any payment received by it or the Grantor, or to present or file any claim or take any other action to collect or enforce the payment of any amount to which it may have been or to which it may be entitled under this Deed at any time or times.

(b)
After the Security becomes enforceable, if the Administrative Agent (or the Administrative Agent’s nominee) in its capacity as registered holder of the Shares receives an offer of rights to subscribe for Shares it shall notify the Grantor and the Grantor shall be entitled to sell (or allow to be sold) such rights nil paid and apply the proceeds in accordance with Clause 13, provided that if the Grantor put the Administrative Agent in sufficient funds within the period allowed for the acceptance of such rights the Administrative Agent (or the Administrative Agent’s nominee) shall take up such rights and the shares so subscribed shall form part of the Security Assets provided that at all times no more than 65% of the issued share capital of the Company shall be charged to the Administrative Agent.

(c)	The Grantor must promptly deposit an executed and undated letter of resignation from each newly appointed director of the Company in the form set out in Schedule 1.

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(d)	The Grantor must on each occasion on which the Company issues and/or allots further shares to the Grantor:

(i)
promptly deposit with the Administrative Agent or, as the Administrative Agent may direct, all original certificates and other documents of title or evidence of ownership in relation to the Security Assets in the name of the Grantor;

(ii)	promptly deposit with the Administrative Agent or, as the Administrative Agent may direct, undated stock transfer forms of the Security Assets duly executed by the Grantor in blank.

(e)	The Administrative Agent is not obliged to:

(i)	perform any obligation of the Chargor;

(ii)	make any payment; or

(iii)	make any enquiry as to the nature or sufficiency of any payment received by it or the Chargor,

in respect of any Security Assets.

5.4    Grantor to be brought back to Good-Standing

The Grantor undertakes that it will procure that it shall, no later than 16 July 2014, deliver all annual returns to the Registrar of Companies in Gibraltar and pay all filing fees (including penalties) for all calendar years which are due.

6.    EVENT OF DEFAULT

6.1
Without prejudice to the Events of Default set out in the Credit Agreement, the event of circumstances set out in Clause 6.2 is an immediate Event of Default for all purposes under the Credit Agreement.

6.2
The Grantor by no later than 16 July 2014, fails to deliver all annual returns to the Registrar of Companies in Gibraltar and pay all filing fees (including penalties), for all calendar years which are due .

6.3
For the avoidance of doubt, the Event of Default set out in Clause 6.2 becomes an Event of Default under the Credit Agreement immediately on its occurrence without any cure period, notwithstanding any cure period provided in Section 8.01(c) of the Credit Agreement.

7.    DIVIDENDS AND VOTING

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7.1    Prior to an Event of Default

(a)
Unless and until there shall have occurred and be continuing an Event of Default and the Administrative Agent shall have notified the Grantor of the exercise of its rights under this Clause 7, the Grantor shall be entitled to exercise all voting and other rights in relation to the Shares.

(b)
Unless and until there shall have occurred and be continuing an Event of Default and the Administrative Agent shall have notified the Grantor of the exercise of its rights under this Clause 7, the Grantor shall be entitled to receive and retain all Dividends.

7.2	While an Event of Default has Occurred and is Continuing

At any time while there shall have occurred and be continuing an Event of Default and the Administrative Agent shall have notified the Grantor of the exercise of its rights under this Clause 7, the Administrative Agent shall be entitled to cause the Shares to be registered in its name and may (in the name of the Grantor and otherwise without further consent or authority from the Grantor) take any of the following actions in its sole discretion:

(a)	exercise or refrain from exercising any voting rights in respect of the Shares and revoke, or cause to be revoked, any proxies given pursuant to Clause 7.1.

(b)	apply all dividends, interest and other monies arising from the Shares in accordance with Section 8.04 of the Credit Agreement as if they were proceeds of sale under this Deed.

(c)	exercise or refrain from exercising the rights of a legal owner of the Shares, including the right, in relation to the Company, to participate in:

(i)	the reconstruction, amalgamation, sale or other disposal of the Shares (including the exchange, conversion or reissue of any Shares as a consequence thereof),

(ii)	the realisation, modification or variation of any rights or liabilities attaching to any such Shares,

(iii)	the exercise, renunciation or assignment of any right to subscribe for any such Shares, and

(iv)	exercise (or enable its nominee or nominees to exercise) any other rights or powers attaching to the Security Assets,

in each case in such manner and on such terms as the Administrative Agent may be so directed by the Required Lenders, and all rights resulting from any such action shall form part of the Security Assets, without any further consent or authority on the part of the Grantor and irrespective of any direction given by the Grantor.

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At any time while there shall have occurred and be continuing an Event of Default and the Administrative Agent shall have notified the Grantor of the exercise of its rights under Clause 6, if any Security Asset remains registered in the name of the Grantor, the Grantor irrevocably appoints the Administrative Agent or its nominee as its proxy to exercise all voting rights in respect of those Security Assets at any time after this Deed has become enforceable.

8.    WHEN SECURITY BECOMES ENFORCEABLE

(a)
The Security constituted by this Deed shall become immediately enforceable and the power of sale and other powers conferred by Section 19 of the Act, as varied or amended by this Deed, shall be immediately exercisable, in each case, upon the occurrence of an Event of Default and for so long as such Event of Default is continuing.

(b)
After the Security constituted by this Deed has become enforceable, the Administrative Agent may enforce all or any part of the Security in any manner as directed in accordance with the Credit Agreement.

9.    ENFORCEMENT OF SECURITY

9.1    General

(a)
For the purposes of all powers implied by statute, the Secured Obligations are deemed to have become due on the date of this Deed. For the avoidance of doubt nothing in this Clause creates an Event of Default (including the Secured Obligations being deemed to have become due).

(b)	Section 20 of the Act (restricting the power of sale) and Section 17 of the Act (restricting the right of consolidation) do not apply to the Security constituted by this Deed.

9.2    Shares

After the security constituted by this Deed has become enforceable, the Administrative Agent may exercise (in the name of the Grantor and without any further consent or authority on the part of the Grantor) any powers or rights which may be exercised by the person or persons in whose name any Share are registered or who is the holder of any of them or otherwise (including all the powers given to trustees by the Trustees Act of Gibraltar in respect of securities or property subject to a trust) including (without limitation):

(a)
to sell, transfer, assign, exchange or otherwise dispose of all or any of the Security Assets in any manner permitted by law upon such terms as the Administrative Agent shall in the exercise of its reasonable discretion determine in accordance with the Credit Agreement;

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(b)	collect, recover or compromise and give a good discharge for any moneys payable to the Grantor in respect of the Security Assets or in connection with them; and

(c)	act generally in relation to the Security Assets in such manner as the Administrative Agent is directed in accordance with the Credit Agreement.

9.3    No liability as mortgagee in possession

Neither the Administrative Agent nor any Receiver will be liable, by reason of entering into possession of a Security Asset, to account as mortgagee in possession or for any loss on realisation or for any default or omission for which a mortgagee in possession might be liable for any reason other than for their own bad faith, gross negligence or wilful misconduct.

9.4    Agent of the Grantor

Each Receiver is deemed to be the agent of the Grantor for all purposes and accordingly is deemed to be in the same position as a Receiver duly appointed by a mortgagee under the Act. The Grantor alone shall be responsible for his contracts, engagements, acts, omissions, defaults and losses and for liabilities incurred by him and the Administrative Agent shall not incur any liability (either to the Grantor or to any other person) by reason of the Administrative Agent making his appointment as a Receiver or for any other reason other than for their own bad faith, gross negligence or wilful misconduct.

9.5    Privileges

At any time while there shall have occurred and be continuing an Event of Default, each Receiver and the Administrative Agent is entitled to all the rights, powers, privileges and immunities conferred by the Act on mortgagees and receivers when such receivers have been duly appointed under the Act, except that Section 20 of the Act does not apply.

9.6    Protection of third parties

Save for the Grantor, no person (including a purchaser) dealing with the Administrative Agent or a Receiver or its or his agents will be concerned to enquire:

(a)	whether the Secured Obligations have become payable; or

(b)	whether any power which the Administrative Agent or the Receiver is purporting to exercise has become exercisable or is being properly exercised; or

(c)	whether any money remains due under the Credit Agreement; or

(d)	how any money paid to the Administrative Agent or to the Receiver is to be applied.

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9.7    Other powers

At any time while there shall have occurred and be continuing an Event of Default and the Administrative Agent shall have notified the Grantor of the exercise of its rights under Clause 7, to the extent not prohibited by the Credit Agreement, the Administrative Agent may:

(a)
do all other acts and things which it may reasonably consider desirable or necessary for realising any Security Asset or incidental or conducive to any of the rights, powers or discretions conferred upon it under or by virtue of this Deed;

(b)	exercise in relation to any Security Asset all the powers, authorities and things which it would be capable of exercising if it were the absolute beneficial owner of that Security Asset; and

(c)    use the name of the Grantor for any of the above purposes.

10.    RECEIVER

10.1    Appointment of Receiver

At any time after the security constituted by this Deed becomes enforceable, the Administrative Agent may without further notice appoint under seal or in writing under its hand any one or more persons to be a Receiver of all or any part of the Security Assets in like manner in every respect as if the Administrative Agent had become entitled under the Act to exercise the power of sale conferred under the Act.

10.2    Removal

The Administrative Agent may by writing under its hand (subject to any requirement for an order of the court in the case of a Collateral receiver or similar appointment in Gibraltar):

(a)	remove any Receiver appointed by it; and

(b)	whenever it deems it expedient, appoint a new Receiver in the place of any Receiver whose appointment may for any reason have terminated.

10.3    Remuneration

The Administrative Agent may fix any reasonable and documented remuneration of any Receiver appointed by it.

10.4    Relationship with Administrative Agent

To the fullest extent permitted by law, any right, power or discretion conferred by this Deed (either expressly or impliedly) upon a Receiver of the Security Assets may after the security created by this Deed becomes enforceable be exercised by the Administrative Agent in relation

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to any Security Asset without first appointing a Receiver or notwithstanding the appointment of a Receiver.

10.5    Limitation of Liability

The Administrative Agent shall not be in any way liable or responsible to the Grantor or any third party for any loss or liability arising from any act, default, omission or misconduct on the part of the Receiver for any reason other than its own bad faith, gross negligence or wilful misconduct.

11.    POWERS OF RECEIVER

11.1    General

(a)
Each Receiver has, and is entitled to exercise, all of the rights, powers and discretions set out below in this Clause 11 in addition to those conferred by the Act on any receiver appointed under the Act.

(b)
If there is more than one Receiver holding office at the same time, each Receiver may (unless the document appointing him states otherwise) exercise all of the powers conferred on a Receiver under this Deed individually and to the exclusion of any other Receivers.

11.2    Receiver’s Powers

At any time while there shall have occurred and be continuing an Event of Default and the Administrative Agent shall have appointed and not removed a Receiver, a Receiver may:

(a)    Take immediate possession of, get in and collect any Security Assets.

(b)	Carry on the business of the Grantor as it relates to the Security Assets as he thinks fit.

(c)
Appoint and discharge managers, officers, agents, accountants, servants, workmen and others for the purposes of this Deed upon reasonable and documented terms as to remuneration or otherwise and discharge any such persons appointed by the Grantor.

(d)
Sell, exchange, convert into money and realise any Security Asset by public auction or private contract and generally in any manner and on any terms which he thinks proper. The consideration for any such transaction may consist of cash, debentures or other obligations, shares, stock or other valuable consideration and any such consideration may be payable in a lump sum or by instalments spread over such period as he thinks fit.

(e)
Settle, adjust, refer to arbitration, compromise and arrange any claims, accounts, disputes, questions and demands with or by any person who is or claims to be a creditor of the Grantor or relating in any way to any Security Asset.

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(f)	Bring, prosecute, enforce, defend and abandon all actions, suits and proceedings in relation to any Security Asset which may seem to him to be expedient.

(g)	Give valid receipts for all moneys and execute all assurances and things which may be proper or desirable for realising any Security Asset.

(h)    Delegate his powers in accordance with Clause 14.

(i)
Do all other acts and things which he may consider desirable or necessary for realising any Security Asset or incidental or conducive to any of the rights, powers or discretions conferred on a Receiver under or by virtue of this Deed, and

(j)	exercise in relation to any Security Asset all the powers, authorities and things which he would be capable of exercising if he were the absolute beneficial owner of the same,

and may use the name of the Grantor for any of the above purposes.

12.    EXPENSES AND INDEMNITY

The Grantor must:

(a)
to the extent that the Borrower is required to make payment thereof pursuant to Section 10.04(a) of the Credit Agreement, pay all costs and expenses (including legal fees) incurred in connection with this Deed by the Administrative Agent, attorney, manager, agent or other person appointed by the Administrative Agent under this Deed including any arising from any actual or alleged breach by any person of any law or regulation, whether relating to the environment or otherwise but excluding any costs and expenses incurred as a result of the fraud, gross negligence or wilful default of the Administrative Agent, attorney, manager or other person; and

(b)
to the extent that the Borrower is required pursuant to Section 10.04(b) of the Credit Agreement to indemnify the parties listed in Section 12(a), keep each of them indemnified against any loss or liability incurred by it in connection with any litigation, arbitration or administrative proceedings concerning this Security.

13.    APPLICATION OF PROCEEDS

The proceeds received by the Administrative Agent or any Receiver in respect of any sale of, collection from or other realization upon all or any part of the Security Assets pursuant to the exercise by the Administrative Agent of its remedies shall be applied, together with any other sums then held by the Administrative Agent pursuant to this Deed, in accordance with Section 8.04 of the Credit Agreement.

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14.    DELEGATION

The Administrative Agent and any Receiver may delegate by power of attorney or in any other manner to any person any right, power or discretion exercisable by the Administrative Agent under this Deed. Any such delegation may be made upon the terms (including power to sub‑delegate) and subject to any regulations which the Administrative Agent or such Receiver (as the case may be) may think fit. Neither the Administrative Agent nor any Receiver will be in any way liable or responsible to the Grantor for any loss or liability arising from any act, default, omission or misconduct on the part of any such delegate or sub‑delegate save in the case of fraud or bad faith, wilful misconduct or gross negligence by the Administrative Agent or the Receiver.

15.    FURTHER ASSURANCES

The Grantor shall, at its own expense, take whatever action may be required under applicable law or that the Administrative Agent or a Receiver may reasonably require and request in writing for:

(a)	creating, perfecting or protecting the Security intended to be created by this Deed over any Security Asset;

(b)
if the Security becomes enforceable, facilitating the realisation of any Security Asset or the exercise of any right, power or discretion exercisable, by the Administrative Agent or any Receiver or any of its or their delegates or sub‑delegates in respect of any Security Asset, including after the Security becomes enforceable, the execution of any transfer, conveyance, assignment or assurance of any Security Asset whether to the Administrative Agent or to its nominees, and the giving of any notice, order or direction and the making of any registration, which in any such case, the Administrative Agent may think expedient (at the reasonable and documented expense of the Grantor); and

(c)
creating and perfecting security in favour of the Administrative Agent (equivalent to the security intended to be created by this Deed) over all present and future shares and any related rights relating to the Company that are required to be subjected to this Deed pursuant to the Credit Agreement, including the re-execution of this Deed and the giving of any notice and the making of any filing or registration which, in any such case, the Administrative Agent may think expedient in the exercise of its reasonable discretion.

16.    POWER OF ATTORNEY

The Grantor, by way of security, irrevocably appoints the Administrative Agent, each Receiver and any of their delegates or sub‑delegates to be their respective attorneys to take any action during the continuance of the Event of Default which the Grantor is obliged to take under this

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Deed, including without limitation under Clause 14, and to take such other action and to execute any other document as the Administrative Agent may deem necessary in its sole discretion to exercise its rights under this Deed. The Grantor ratifies and confirms whatever any attorney does or purports to do pursuant to its appointment under this Clause.

17.    PRESERVATION OF SECURITY

17.1    Continuing security

The Security constituted by this Deed shall be a continuing security and will extend to the ultimate balance of the Secured Obligations regardless of any intermediate payment or satisfaction of the whole or any part of the Secured Obligations (other than a Discharge of the Secured Obligations).

17.2	Reinstatement

(a)
If any discharge (whether in respect of the obligations of any or all of the Loan Parties or any security for those obligations or otherwise) or arrangement is made in whole or in part on the faith of any payment, security or other disposition which is avoided or must be restored on insolvency, liquidation or otherwise without limitation, the liability of the Grantor under this Deed will continue as if the discharge or arrangement had not occurred.

(b)	Each Lender may concede or compromise any claim that any payment, security or other disposition is liable to avoidance or restoration.

17.3    Waiver of defences

Subject to Clause 18 and any act expressly releasing or otherwise exonerating the Grantor from its obligations under this Deed or affecting such obligations, the obligations of the Grantor under this Deed and this security shall not be affected by any act, omission or circumstances which, but for this provision, might operate to release or otherwise exonerate the Grantor from its obligations under this Deed or affect such obligations in whole or in part, including but not limited to (whether or not known to the Lenders or the Administrative Agent):

(a)	any time or waiver granted to, or composition with, any or all of the Loan Parties or other person (other than one granted by the Administrative Agent);

(b)
the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any or all of the Loan Parties or other person or any non‑presentment or non‑observance of any formality or other requirement in respect of any instruments or any failure to realise the full value of any security;

(c)	any incapacity or lack of powers, authority or legal personality of or dissolution or change in the members or status of, any or all of the Loan Parties or any other person;

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(d)	any amendment, supplement or other modification of the Credit Agreement (other than to the extent expressly contemplated by the terms of any such amendment, supplement or other modification);

(e)	any unenforceability, illegality, frustration or invalidity of any obligation of any person under the Credit Agreement as if there were no unenforceability, illegality or invalidity; and

(f)
any postponement, discharge, reduction, non‑provability or other similar circumstance affecting any obligation of any or all of the Loan Parties resulting from any insolvency, liquidation or dissolution proceedings or from any law, regulation or order so that each such obligation shall for the purposes of the Grantor’s obligations under this Deed be construed as if there were no such circumstance.

17.4    Immediate recourse

The Grantor waives any rights it may have of first requiring the Administrative Agent (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before claiming from the Grantor under this Deed.

17.5    Appropriations

Until Discharge of the Secured Obligations, the Administrative Agent (or any trustee or nominee on its behalf) may:

(a)
refrain from applying or enforcing any other moneys, security or rights held or received by the Administrative Agent (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and the Grantor shall not be entitled to the benefit of the same; and

(b)	hold in a suspense account any moneys received from the Grantor or on account of the liability of the Grantor under this Deed.

It is understood, for avoidance of doubt, that the Administrative Agent shall not have any of the foregoing rights unless there shall have occurred and be continuing an Event of Default and the Administrative Agent shall have notified the Grantor of the exercise of its rights under Clause 7.

17.6    Non-competition

Until a Discharge of the Secured Obligations, the Grantor shall not, during an Event of Default and after a claim has been made or by virtue of any payment or performance by it under this Deed:

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(a) be subrogated to any rights, security or moneys held, received or receivable by any Lender (or any trustee or agent on its behalf) or be entitled to any right of contribution or indemnity in respect of any payment made or moneys received on account of the Grantor’s liability under this Deed;

(b) claim, rank, prove or vote as a creditor of any or all of the Loan Parties in competition with any Lender (or any trustee or agent on its behalf); or

(c) receive, claim or have the benefit of any payment, distribution or security from or on account of any or all of the Loan Parties, or exercise any right of set-off as against any or all of the Loan Parties.

If an Event of Default shall have occurred and be continuing, the Grantor shall hold in trust for and forthwith pay or transfer to the Administrative Agent any payment or distribution or benefit of security received by it contrary to this Deed.

17.7    Additional security

The security granted by this Deed is in addition to and is not in any way prejudiced by any other security now or subsequently held by the Administrative Agent for any of the Secured Obligations; provided that in no event shall more than 65% of the Equity Interests of the Company be subject to a Security Interest.

18.    RELEASE

(a)
This Deed shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Grantor and the successors and assigns thereof and shall inure to the benefit of the Administrative Agent and the other Secured Creditors and their respective successors, endorsees, transferees and assigns until the Discharge of the Secured Obligations.

(b)
If any of the Shares shall be Disposed of by the Grantor in a transaction expressly permitted by the Credit Agreement, then, the Administrative Agent, at the request and sole expense of the Grantor shall execute and deliver to the Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Shares provided that the Grantor shall have delivered to the Administrative Agent, at least ten (10) Business Days prior to the date of the proposed release, a written request for release identifying the Grantor and Shares to be released, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents and that the proceeds of such Disposition will be applied in accordance therewith.

(c)
In connection with the foregoing, the Administrative Agent shall execute and deliver to the Grantor, at the Grantor’s expense, all documents that the Grantor shall reasonably request (without recourse and without representation and warranty of any kind (either express or implied)), in writing, to evidence the foregoing. Any execution

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and delivery of documents pursuant to this Clause 18 shall be without recourse to or warranty by the Administrative Agent.

19.    ADMINISTRATIVE AGENT

19.1    Declaration of Trust

The Administrative Agent declares itself trustee of the Security created or purported to be created pursuant to this Deed to hold the same on trust for the Secured Creditors on the terms and subject to the conditions set out in this Deed and the Credit Agreement.

19.2    Rights of Administrative Agent

In this Clause any reference to the Administrative Agent’s Rights is a reference to the rights, powers, authorities, discretions, privileges and immunities (a) which a gratuitous trustees have or may have in Gibraltar (referred to below as the Administrative Agent’s “Rights”) and (b) which (by way of supplement to the Trustee Act) are set out below.

(a)	The Administrative Agent may exercise any of its Rights and perform any of its duties, obligations and responsibilities under this Deed to the extent provided in Section 9.05 of the Credit Agreement.

(b)
The Administrative Agent will hold in accordance with this Deed all items of the Security Assets at any time received under this Deed for the benefit of the Secured Creditors. It is expressly understood, acknowledged and agreed by each Secured Party that by accepting the benefits of this Deed each such Secured Party acknowledges and agrees that the obligations of the Administrative Agent as holder of the Security Assets and interests therein and with respect to the disposition thereof, and otherwise under this Deed, are only those expressly set forth in this Deed and in the Credit Agreement.

(c)
Notwithstanding anything to the contrary in this Deed, the Credit Agreement shall govern the exercise of rights and the enforcement of remedies hereunder by the Administrative Agent and the Secured Creditors. In the event of any conflict between the terms of this Deed and the Credit Agreement, the Credit Agreement shall govern.

20.    ASSIGNMENTS AND TRANSFERS

Except as permitted by the Credit Agreement, the rights of the Grantor and Administrative Agent under this Deed are not assignable or transferable and each such party agrees that it will not purport to assign or transfer all or any of such rights except as permitted by the Credit Agreement.

21.    ADDITIONAL PROVISIONS

21.1     Partial Invalidity

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If at any time any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect or any or all of the Security is or becomes ineffective in any respect under the law of any jurisdiction, such illegality, invalidity, unenforceability or ineffectiveness shall not affect:

(a)	the legality, validity or enforceability of the remaining provisions of this Deed or the effectiveness in any other respect of such Security; or

(b)	the legality, validity or enforceability of such provision or the effectiveness of such Security under the laws of any other jurisdiction.

21.2    Avoided Payments

If any amount paid to any Secured Party under the Credit Agreement is avoided or otherwise set aside on the liquidation or administration of the person by whom such amount was paid, then for the purposes of this Deed, such amount shall be regarded as not having been paid. No interest shall accrue on any such amount unless such amount is so avoided or set aside.

21.3    Currency Conversion and Currency Indemnity

If the Administrative Agent so notifies a Grantor in writing, at the Administrative Agent’s sole and absolute discretion, payments under this Deed shall be the Dollar Equivalent of such payments or any portion thereof which are denominated in an Alternative Currency, determined as of the date payment is made. If any claim arising under or related to this Deed is reduced to judgment and the amount of such judgment is denominated in a currency (the “Judgment Currency”) other than the currencies in which the Obligations are denominated (collectively the “Obligations Currency”), for purposes hereof the amount of the judgment shall be the Obligations Currency equivalent of the judgment in the Judgment Currency, determined as of the date of judgment and calculated at the spot rate for the purchase of the Obligations Currency with the Judgment Currency quoted by the Administrative Agent in the place of the Administrative Agent’s choice at or about 8:00 a.m. in the jurisdiction of the Obligations Currency on the date for determination specified above. The Grantor shall indemnify the Credit Parties and hold the Credit Parties harmless from and against all loss or damage resulting from any change in exchange rates between the date any claim is reduced to judgment and the date of payment thereof by the Grantor and, if the amount of the Obligations Currency so purchased is greater than the amount of the judgment in the Obligations Currency on the date the claim is reduced to judgment (calculated as set forth in the above sentence) as a result of any change in exchange rates between the date of payment of any claim by the Grantor and the date such claim is reduced to judgment, the Credit Parties agree to return the amount of any excess to the Grantor (or to any other Person who may be entitled thereto under applicable law).

21.4    Rights Cumulative

The rights and remedies provided by this Deed are cumulative and not exclusive of any rights or remedies provided by law.

21.5    Amendments

NY\5929604.13

None of the terms and conditions of this Deed may be changed, waived, modified or varied in any manner whatsoever except in accordance with the Credit Agreement.

21.6    Indemnity

The Grantor agrees to indemnify and hold harmless the Administrative Agent and its successors and assigns in the same manner as the Borrower indemnifies such parties under Section 10.04(b) of the Credit Agreement.

22.    NOTICES

All communications and notices to the Administrative Agent and the Grantor hereunder shall (except as otherwise expressly permitted herein) be given as provided in the Credit Agreement and in the case of the Grantor, notice shall be sent to the registered office of the Grantor with a copy to: Suite 1, Burns House, 19 Town Range, Gibraltar and Peabody Investments Corporation, 701 Market St. MO 63101 Attn: Kenneth L. Wagner Fax: (314) 342-3419 / James A. Tichenor Fax: (314) 342-3419 (or such other address as to which the Grantor shall notify the Administrative Agent).

23.    GOVERNING LAW

This Deed is governed by, and construed in accordance with the laws of Gibraltar.

24.    JURISDICTION

24.1    Courts of Gibraltar

The Grantor and the Administrative Agent irrevocably agree that the courts of Gibraltar shall have jurisdiction to hear and determine any suit, action or proceedings, and to settle any disputes, which may arise out of or in connection with this Deed (respectively “Proceedings” and “Disputes”) and, for such purposes, irrevocably submits to the jurisdiction of such courts.

24.2    Appropriate Forum

The Grantor irrevocably waives any objection which they might now or thereafter have to Proceedings being brought or Disputes settled in the courts of Gibraltar and agrees not to claim that any such court is not a convenient or appropriate forum.

24.3    Service of Process

The Grantor agrees that the process by which Proceedings are begun may be served on it by being delivered in connection with any Proceedings in Gibraltar to the Grantor c/o Triay

NY\5929604.13

Stagnetto Neish, Burns House, 19 Town Range, Gibraltar. If the appointment of the person mentioned in this Clause ceases to be effective, the Grantor shall promptly appoint another person in Gibraltar to accept service of process on its behalf in Gibraltar and if it fails to do so within 15 days the Administrative Agent shall be entitled to appoint such a person by notice to the Grantor.

24.4    Proceedings in Other Jurisdictions

Nothing in Clause 24.1 (Courts of Gibraltar) shall (and nor shall it be construed so as to) limit the right of the Administrative Agent to take Proceedings against the Grantor in any other court of competent jurisdiction nor shall the taking of Proceedings in any one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not) if not to the extent permitted by applicable law. This Clause 24.4 is for the benefit of the Administrative Agent only.

24.5    General Consent

The consents generally in respect of any Proceedings to the giving of any relief or the issue of any process in connection with such Proceedings including the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgement which may be made or given in such Proceedings.

25.    COUNTERPARTS

This Deed may be executed in counterparts and both such counterparts taken together shall be deemed to constitute one and the same instrument.

This Deed has been entered into as a deed on the date stated at the beginning of this Deed.

NY\5929604.13

SIGNATORIES

EXECUTED as a DEED by
PEABODY HOLDINGS (GIBRALTAR) LIMITED
acting by:

Director

Director/Secretary

NY\5929604.13

EXECUTED as a DEED by
THE ADMINISTRATIVE AGENT
as Administrative Agent

By:                …………………………………….
Name:
Title:
Address:

Fax Number:
Attention:

NY\5929604.13

SCHEDULE 1
FORM OF DIRECTOR'S LETTER OF RESIGNATION

To: The Directors
Peabody Investments (Gibraltar) Limited
10/8 International Commercial Centre
Casemates Square
Gibraltar

Dated: ________________

Dear Sirs

Letter of Resignation as a Director
I am writing to resign as a director of the Company. I irrevocably confirm that I have no claims (whether under common law, contract, equity, statute or otherwise and whether present, future, actual, contingent or otherwise) against the Company, or its directors, officers, employees or shareholders in respect of loss of office as a director of the Company or to any claim for compensation for arrears of pay. To the extent that any such claim(s) may exist, I irrevocably and unconditionally waive it or them and release the Company and its directors, officers, employees and shareholders from any liability in respect thereof.
I also confirm that there is no outstanding agreement under which the Company has or could have any debt, liability or other obligation to me.
This resignation is to be effective as at the date hereof. You are hereby authorised to complete and date this letter by dating the same at any time after you are notified by CITIBANK, N.A. that an Event of Default (as defined in the Credit Agreement in turn defined in the Share Charge between PEABODY HOLDINGS (GIBRALTAR) LIMITED as Grantor and CITIBANK, N.A. as Administrative Agent dated the ____ day of September 2013) has occurred.
Yours faithfully
_______________________________

SIGNED, SEALED and DELIVERED AS A DEED
by
[Director]
In the presence of:
_______________________________

SIGNATURE OF WITNESS
Name:
Address:
Occupation:

NY\5929604.13

SCHEDULE 2

IRREVOCABLE PROXY AND POWER OF ATTORNEY

We, PEABODY HOLDINGS (GIBRALTAR) LIMITED, a company incorporated with limited liability in Gibraltar whose registered office is at 10/8 International Commercial Centre, Casemates Square, Gibraltar, being the owner and registered holder of 130 ordinary shares with a par value of US$1.00 and 195 Redeemable Preference Shares with a par value of US$1.00 in Peabody Investments (Gibraltar) Limited of 10/8 International Commercial Centre, Casemates Square, Gibraltar (“the Company”) which shares have been pledged to CITIBANK, N.A. of [ADDRESS] (the “Administrative Agent”) pursuant to the Share Charge dated ____ September 2013 hereby make, constitute and appoint CITIBANK, N.A., to be our true and lawful Proxy and Attorney with full power to appoint a nominee or nominees to act hereunder from time to time, to waive due notice of all or any annual and extraordinary general meetings of the Company, to requisition, convene and attend such Meetings and to vote in respect of our said shares in the Company, either at all such Meetings or by signing or ratifying resolutions in writing of the shareholders of the Company, with the same force and effect as we, as the said owner and registered holder of the said shares, and we undertake to ratify and agree to everything which the said Proxy and Attorney or its nominee or nominees shall do or cause to be done by virtue hereof.

This Proxy and Power of Attorney shall be irrevocable save with the consent of CITIBANK, N.A. and is given by way of security to secure the performance of obligations owed by PEABODY HOLDINGS (GIBRALTAR) LIMITED to CITIBANK, N.A. under the Share Charge between PEABODY HOLDINGS (GIBRALTAR) LIMITED as Grantor and CITIBANK, N.A. as Administrative Agent dated the ____ day of September 2013.

This Proxy and Power of Attorney shall be governed by Gibraltar law and is irrevocable and shall remain irrevocable as long as the aforesaid Share Charge is in force.

IN WITNESS whereof this Instrument has been duly executed as a deed this ____ day of September 2013.

SIGNED as a DEED by
PEABODY HOLDINGS (GIBRALTAR) LIMITED acting by a director and secretary or two directors
) ) ) ) ) ) ) ) )	………………………………… Name: Position: ………………………………… Name: Position:

NY\5929604.13

--1-                September 24, 2013

Exhibit H-1
September 24, 2013
Citibank, N.A., as Administrative Agent
under the Credit Agreement, as hereinafter
defined (the “Administrative Agent”)

and
The Lenders listed on Schedule I hereto

Re:
Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of September 24, 2013, among Peabody Energy Corporation, a Delaware corporation (the “Company”), Citibank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, Citigroup Global Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, BNP Paribas Securities Corp., Crédit Agricole Corporate and Investment Bank, HSBC Securities (USA) Inc., Morgan Stanley Senior Funding, Inc., PNC Capital Markets LLC and RBS Securities Inc., as joint lead arrangers and joint book managers, the other agents party thereto and the other lending institutions identified in the Credit Agreement (the “Lenders”).

Ladies and Gentlemen:
We have acted as counsel to the Company and the subsidiaries of the Company named on Schedule II attached hereto (each, a “Subsidiary Guarantor” and, collectively, the “Subsidiary Guarantors”; the Company and the Subsidiary Guarantors being referred to herein collectively as the “Loan Parties”) in connection with the preparation, execution and delivery of the following documents:
(A)    THE CREDIT AGREEMENT;

(B)    THE NOTES DELIVERED TO THE LENDERS ON THE DATE HEREOF;

(C)    THE GUARANTY; AND

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(D)    THE PLEDGE AGREEMENT - PIC.
The documents described in the foregoing clauses (a) through (d) are collectively referred to herein as the “Loan Documents.” Unless otherwise indicated, capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement. This opinion letter is furnished to you pursuant to Section 4.01(a)(vi) of the Credit Agreement.
We have examined the following:

(A)	the Credit Agreement, signed by the Company and the Administrative Agent and certain of the Lenders;

(B)	each other Loan Document, signed by each Loan Party that is a party thereto; and

(C)
the unfiled copy of the financing statement listed on Schedule V hereto (the “Delaware Financing Statement”), naming Peabody Investments Corp. as debtor and the Administrative Agent as secured party, which we understand will be filed in the Office of the Secretary of State of the State of Delaware (the “Delaware Filing Office”).

In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing, and upon originals, or duplicates or certified or conformed copies, of such corporate, limited liability company and limited partnership records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of the Loan Parties, and have made such other investigations, as we have deemed relevant and necessary in connection with the opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as duplicates or certified or conformed copies and the

--3-                September 24, 2013

authenticity of the originals of such latter documents. In addition, we have relied as to certain matters of fact upon the representations made in the Loan Documents.
In addition, we have assumed that (1) the Peabody Investments Corp. has rights in the Collateral (as defined in the Pledge Agreement - PIC) existing on the date hereof and will have rights in property that becomes Collateral after the date hereof and (2) “value” (as defined in Section 1-201(44) of the Uniform Commercial Code as in effect in the State of New York (the “New York UCC”)) has been given by the Lenders to Peabody Investments Corp. for the security interests and other rights in the Collateral.
Based upon the foregoing, and subject to the assumptions, qualifications and limitations set forth herein, we are of the opinion that:
1.Each of the Loan Parties (other than the Loan Parties listed on Schedule III hereto (the “Non-Delaware Loan Parties”), as to which we express no opinion in this paragraph 1) (a) is validly existing and in good standing as a corporation, limited liability company or limited partnership, as applicable, under the laws of the State of Delaware, (b) has the corporate, limited liability company or limited partnership, as applicable, power and authority to execute and deliver each of the Loan Documents to which it is a party and to borrow and perform its obligations thereunder and to grant the security interests to be granted by it pursuant to the Pledge Agreement - PIC and (c) has duly authorized, executed and delivered each Loan Document to which it is a party.

2.Assuming that proceeds of borrowings will be used in accordance with the terms of the Credit Agreement, the execution and delivery by each Loan Party of the Loan Documents to which it is a party, borrowings by the Company in accordance with the terms of the Credit Agreement, the performance by each Loan Party of its payment obligations under the Loan Documents to which such Loan Party is a party and the granting of the security interests by Peabody Investments Corp. to be granted pursuant to the Pledge Agreement - PIC (a) will not result in any violation of (1) the certificate of incorporation or certificate of formation, as applicable, or by-laws or limited liability company agreement, as applicable, of (i) Peabody Energy Corporation, (ii) Peabody Investments Corp., (iii) American Land Development, LLC, (iv) Peabody Operations Holding, LLC, (v) Peabody Services Holdings, LLC or (vi) PEC Equipment Company, LLC or (2) any federal or New York statute or the Delaware General Corporation Law, the Delaware Limited Liability Company Act or the Delaware Revised Uniform Limited Partnership Act or any rule or regulation issued pursuant to any federal or New York statute or the Delaware General Corporation Law, Delaware Limited Liability Company Act or the Delaware Revised Uniform Limited Partnership Act or any order known to us issued by any court or governmental agency or body acting pursuant to any federal or New York statute or the Delaware General Corporation Law, Delaware Limited Liability Company Act or the Delaware Revised

--4-                September 24, 2013

Uniform Limited Partnership Act and (b) will not breach or result in a default under or result in the creation of any lien upon or security interest in the property of any Loan Party pursuant to the terms of any agreement identified on Schedule IV hereto.

3.No consent, approval, authorization, order, filing, registration or qualification of or with any federal or New York governmental agency or body or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law, the Delaware Limited Liability Company Act or the Delaware Revised Uniform Limited Partnership Act is required for the execution and delivery by any Loan Party of the Loan Documents to which it is a party, the performance by any Loan Party of its payment obligations under the Loan Documents to which it is a party or, in the case of Peabody Investments Corp., the granting of any security interests under the Pledge Agreement - PIC, except filings required for the perfection of security interests granted pursuant to the Pledge Agreement - PIC.

4.Assuming that each of the Loan Documents is a valid and legally binding obligation of each of the parties thereto (other than the Loan Parties) and assuming that (a) each of the Non-Delaware Loan Parties is validly existing and in good standing under the laws of the jurisdiction in which it is organized and has duly authorized, executed and delivered the Loan Documents to which it is a party in accordance with its organizational documents, (b) the execution, delivery and performance by each Loan Party of the Loan Documents to which it is a party do not violate the laws of the jurisdiction in which it is organized or any other applicable laws (excepting the law of the State of New York, the Delaware General Corporation Law, the Delaware Limited Liability Company Act, the Delaware Revised Uniform Limited Partnership Act and the federal laws of the United States) and (c) the execution, delivery and performance by each Loan Party of the Loan Documents to which it is a party do not constitute a breach of or default under any agreement or instrument which is binding upon such Loan Party (except that we do not make the assumption in the foregoing clause (c) with respect to the agreements and instruments that are the subject of opinion paragraph 2(b) of this opinion letter), each Loan Document constitutes the valid and legally binding obligation of each Loan Party that is a party thereto, enforceable against such Loan Party in accordance with its terms.

5.To our knowledge, there is no action, suit or proceeding now pending before or by any court, arbitrator or governmental agency, body or official to which the Company is a party or to which the business, assets or property of the Company is subject, and no such action, suit or proceeding is threatened to which the Company or the business, assets or property of the Company would be subject, that in either case questions the validity of the Loan Documents.

6.No Loan Party is an “investment company” within the meaning of, and subject to regulation under, the Investment Company Act of 1940, as amended.

--5-                September 24, 2013

7.Assuming that the Company will comply with the provisions of the Credit Agreement relating to the use of proceeds, the execution and delivery of the Credit Agreement by the Company and the making of the Loans under the Credit Agreement will not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

8.The Pledge Agreement - PIC creates in favor of the Administrative Agent for the benefit of the Secured Parties (as defined in the Pledge Agreement - PIC) a security interest in the Collateral described therein in which a security interest may be created under Article 9 of the New York UCC (the “Security Agreement Article 9 Collateral”).

9.The Administrative Agent will have a perfected security interest in the Pledged Stock (as defined in the Pledge Agreement - PIC) for the benefit of the Secured Parties under the New York UCC upon delivery to the Administrative Agent for the benefit of the Secured Parties in the State of New York of the certificates representing the Pledged Stock in registered form, indorsed in blank by an effective indorsement or accompanied by undated stock powers with respect thereto duly indorsed in blank by an effective indorsement. Assuming neither the Administrative Agent nor any of the Secured Parties has notice of any adverse claim to the Pledged Stock, the Administrative Agent will acquire the security interest in the Pledged Stock for the benefit of the Secured Parties free of any adverse claim.
Although we express no opinion as to the law of the State of Delaware (other than the Delaware General Corporation Law, the Delaware Limited Liability Company Act and the Delaware Revised Uniform Limited Partnership Act), we have reviewed Article 9 of the Uniform Commercial Code in effect in the State of Delaware as set forth in the Commerce Clearing House, Inc. Secured Transactions Guide as supplemented through September 24, 2013 (the “Delaware UCC”) and, based solely on such review, we advise you that (a) the Delaware Financing Statement is in appropriate form for filing in the Delaware Filing Office and (b) upon the filing of the Delaware Financing Statement in the Delaware Filing Office, the Administrative Agent will have a perfected security interest for the benefit of the Secured Parties in that portion of the Security Agreement Article 9 Collateral in which a security interest is perfected by filing a financing statement in the Delaware Filing Office.
Our opinions in paragraphs 2 and 3 above are based on our review of only those statutes, regulations, rules and orders that, in our experience, are customarily

--6-                September 24, 2013

applicable to transactions of the type contemplated by the Loan Documents.
Our opinion in paragraphs 4 and 8 above are subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing. Our opinion in paragraph 4 above also is subject to the qualification that certain provisions of the Pledge Agreement - PIC may not be enforceable in whole or in part, although the inclusion of such provisions does not render the Pledge Agreement - PIC invalid, and the Pledge Agreement - PIC and the law of the State of New York contain adequate remedial provisions for the practical realization of the rights and benefits afforded thereby.
Our opinion in paragraph 8, and our advice in the third preceding paragraph above, are limited to Article 9 of the New York UCC or the Delaware UCC, as the case may be, and our opinion in paragraph 9 is limited to Articles 8 and 9 of the New York UCC or the Delaware UCC, as the case may be, and, therefore, those opinion and advice paragraphs do not address collateral of a type not subject to Article 8 or 9, as the case may be, of the New York UCC or Delaware UCC. In addition we express no opinion as to what law governs perfection of the security interests granted in the collateral covered by this opinion letter.
We note that (A) a New York statute provides that with respect to a foreign currency obligation a court of the State of New York shall render a judgment or decree in such foreign currency and such judgment or decree shall be converted into currency of the

--7-                September 24, 2013

United States at the rate of exchange prevailing on the date of entry of such judgment or decree and (B) with respect to a foreign currency obligation a United States federal court in New York may award judgment in United States dollars, provided that we express no opinion as to the rate of exchange such court would apply.
We express no opinion and render no advice with respect to:
(A)    perfection of any security interest in (1) any collateral of a type represented by a certificate of title, (2) any proceeds and (3) any collateral consisting of money or cash equivalents;
(B)    perfection of any security interest the priority of which is subject to Section 9-334 of the New York UCC;

(C)    except to the extent expressed in opinion paragraph 9, the priority of any security interest;

(D)    the effect of Section 552 of the Bankruptcy Code (11 U.S.C. Section 552) (relating to property acquired by a pledgor after the commencement of a case under the United States Bankruptcy Code with respect to such pledgor) and Section 506(c) of the Bankruptcy Code (11 U.S.C. Section 506(c)) (relating to certain costs and expenses of a trustee in preserving or disposing of collateral);

(E)    the effect of any provision of the Loan Documents that is intended to establish any standard other than a standard set forth in the New York UCC as the measure of the performance by any party thereto of such party’s obligations of good faith, diligence, reasonableness or care or of the fulfillment of the duties imposed on any secured party with respect to the maintenance, disposition or redemption of collateral, accounting for surplus proceeds of collateral or accepting collateral in discharge of liabilities;

(F)    the effect of any provision of the Loan Documents that is intended to permit modification thereof only by means of an agreement in writing signed by the parties thereto;

(G)    the effect of any provision of the Loan Documents insofar as it provides that any Person purchasing a participation from a Lender or other Person may exercise set-off or similar rights with respect to such participation or that any Lender or other Person may exercise set-off or similar rights other than in accordance with applicable law;

(H)    the effect of any provision of the Loan Documents imposing penalties or forfeitures;

(I)    the enforceability of any provision of the Loan Documents to the extent that such provision constitutes a waiver of illegality as a defense to the performance of contract obligations;

--8-                September 24, 2013

(J)    the effect of any provision of the Loan Documents relating to indemnification or exculpation in connection with violations of any securities laws or relating to indemnification, contribution or exculpation in connection with willful, reckless or criminal acts or gross negligence of the indemnified or exculpated Person or the Person receiving contribution; and

(K)    any matters subject to the Coal Act or the Black Lung Benefits Act, and the rules and regulations promulgated thereunder.
In connection with the provisions of the Loan Documents whereby any Loan Party submits to the jurisdiction of the United States District Court for the Southern District of New York, we note the limitations of 28 U.S.C. Sections 1331 and 1332 on subject matter jurisdiction of the federal courts. In connection with the provisions of the Loan Documents that relate to forum selection (including, without limitation, any waiver of any objection to venue or any objection that a court is an inconvenient forum), we note that under NYCPLR Section 510 a New York State court may have discretion to transfer the place of trial, and under 28 U.S.C. Section 1404(a) a United States district court has discretion to transfer an action from one federal court to another.
With respect to certain matters of Illinois law, we understand that you are relying on the opinion of Thompson Coburn LLP dated the date hereof.
With respect to certain matters of Indiana law, we understand that you are relying on the opinion of Jackson Kelly PLLC, dated the date hereof.
With respect to certain matters with respect to the Loan Parties, we understand that you are relying on the opinion of Kenneth L. Wagner, Vice President, Assistant General Counsel and Assistant Secretary of the Company, dated the date hereof.
We do not express any opinion herein concerning any law other than the law of the State of New York, the federal law of the United States, the Delaware General

--9-                September 24, 2013

Corporation Law, the Delaware Limited Liability Company Act and the Delaware Revised Uniform Limited Partnership Act.
This opinion letter is rendered to you in connection with the above described transactions. This opinion letter may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without our prior written consent.
Very truly yours,
SIMPSON THACHER & BARTLETT LLP

Schedule I
The Lenders

1.	Citibank, N.A.

2.	Bank of America, N.A.

3.	BNP Paribas

4.	Credit Agricole Corporate and Investment Bank

5.	HSBC Bank USA, N.A.

6.	Morgan Stanley Bank, N.A.

7.	PNC Bank, N.A.

8.	The Royal Bank of Scotland PLC

9.	Union Bank, N.A.

10.	Compass Bank

11.	Credit Suisse AG Cayman Islands Branch

12.	JPMorgan Chase Bank, N.A.

13.	Standard Chartered Bank

14.	U.S. Bank National Association

15.	Wells Fargo Bank, N.A.

16.	Firth Third Bank

17.	Branch Banking and Trust Company

18.	Société Générale

19.	Goldman Sachs Bank USA

20.	Sumitomo Mitsui Banking Corporation

21.	National Australia Bank Limited

22.	Australia and New Zealand Banking Group Limited

23.	Westpac Banking Corporation

24.	Deutsche Bank AG New York Branch

25.	Comerica Bank

26.	Caterpillar Financial Services Corp.

27.	Nanyang Commercial Bank, Ltd. San Francisco Branch

Schedule II
Subsidiary Guarantors

American Land Development, LLC
American Land Holdings of Colorado, LLC
American Land Holdings of Illinois, LLC
American Land Holdings of Indiana, LLC
American Land Holdings of Kentucky, LLC
American Land Holdings of West Virginia, LLC
Arid Operations Inc.
Big Ridge, Inc.
Big Sky Coal Company
Black Hills Mining Company, LLC
BTU Western Resources, Inc.
Caballo Grande, LLC
Caseyville Dock Company, LLC
Central States Coal Reserves of Illinois, LLC
Central States Coal Reserves of Indiana, LLC
Century Mineral Resources, Inc.
Coal Reserve Holding Limited Liability Company No. 1
COALSALES II, LLC
Colorado Yampa Coal Company
Conservancy Resources, LLC
Cottonwood Land Company
Cyprus Creek Land Company
Cyprus Creek Land Resources, LLC
Dyson Creek Coal Company, LLC
Dyson Creek Mining Company, LLC
El Segundo Coal Company, LLC
Elkland Holdings, LLC
Falcon Coal Company, LLC
Gallo Finance Company
Gold Fields Chile, LLC
Gold Fields Mining, LLC
Gold Fields Ortiz, LLC
Hayden Gulch Terminal, LLC
Highwall Mining Services Company
Hillside Recreational Lands, LLC
HMC Mining, LLC
Illinois Land Holdings, LLC
Independence Material Handling, LLC
James River Coal Terminal, LLC
Juniper Coal Company
Kayenta Mobile Home Park, Inc.
Kentucky Syngas, LLC
Lively Grove Energy Partners, LLC
Lively Grove Energy, LLC

Marigold Electricity, LLC
Midco Supply and Equipment Corporation
Midwest Coal Acquisition Corp.
Midwest Coal Reserves of Illinois, LLC
Midwest Coal Reserves of Indiana, LLC
Moffat County Mining, LLC
Mustang Energy Company, LLC
New Mexico Coal Resources, LLC
Pacific Export Resources, LLC
Peabody America, Inc.
Peabody Archveyor, L.L.C.
Peabody Arclar Mining, LLC
Peabody Bear Run Mining, LLC
Peabody Bear Run Services, LLC
Peabody Caballo Mining, LLC
Peabody Cardinal Gasification, LLC
Peabody COALSALES, LLC
Peabody COALTRADE International (CTI), LLC
Peabody COALTRADE, LLC
Peabody Colorado Operations, LLC
Peabody Colorado Services, LLC
Peabody Coulterville Mining, LLC
Peabody Development Company, LLC
Peabody Electricity, LLC
Peabody Employment Services, LLC
Peabody Energy Generation Holding Company
Peabody Energy Investments, Inc.
Peabody Energy Solutions, Inc.
Peabody Gateway North Mining, LLC
Peabody Gateway Services, LLC
Peabody Holding Company, LLC
Peabody Illinois Services, LLC
Peabody Indiana Services, LLC
Peabody International Investments, Inc.
Peabody International Services, Inc.
Peabody Investments Corp.
Peabody Magnolia Grove Holdings, LLC
Peabody Midwest Management Services, LLC
Peabody Midwest Mining, LLC
Peabody Midwest Operations, LLC
Peabody Midwest Services, LLC
Peabody Natural Gas, LLC
Peabody Natural Resources Company
Peabody New Mexico Services, LLC
Peabody Operations Holding, LLC
Peabody Powder River Mining, LLC
Peabody Powder River Operations, LLC
Peabody Powder River Services, LLC
Peabody PowerTree Investments, LLC
Peabody Recreational Lands, L.L.C.

Peabody Rocky Mountain Management Services, LLC
Peabody Rocky Mountain Services, LLC
Peabody Sage Creek Mining, LLC
Peabody School Creek Mining, LLC
Peabody Services Holdings, LLC
Peabody Southwest, LLC
Peabody Southwestern Coal Company
Peabody Terminal Holding Company, Inc.
Peabody Terminals, LLC
Peabody Trout Creek Reservoir LLC
Peabody Twentymile Mining, LLC
Peabody Venezuela Coal Corp.
Peabody Venture Fund, LLC
Peabody-Waterside Development, L.L.C.
Peabody Western Coal Company
Peabody Wild Boar Mining, LLC
Peabody Wild Boar Services, LLC
Peabody Williams Fork Mining, LLC
Peabody Wyoming Gas, LLC
Peabody Wyoming Services, LLC
PEC Equipment Company, LLC
Point Pleasant Dock Company, LLC
Pond River Land Company
Porcupine Production, LLC
Porcupine Transportation, LLC
Riverview Terminal Company
Sage Creek Holdings, LLC
School Creek Coal Resources, LLC
Seneca Coal Company, LLC
Shoshone Coal Corporation
Star Lake Energy Company, L.L.C.
Sugar Camp Properties, LLC
Thoroughbred Generating Company, LLC
Thoroughbred Mining Company, L.L.C.
Twentymile Coal, LLC
West Roundup Resources, LLC

Schedule III
Non-Delaware Loan Parties

Big Ridge, Inc.
Black Hills Mining Company, LLC
Century Mineral Resources, Inc.
Falcon Coal Company, LLC
Illinois Land Holdings, LLC
Midco Supply and Equipment Corporation
Peabody Arclar Mining, LLC
Peabody Midwest Mining, LLC
Sugar Camp Properties, LLC

Schedule IV
Agreements
1.The Indenture (as supplemented), dated November 15, 2011, among Peabody, the guarantors named therein and U.S. Bank National Association, as trustee, for the 6.00% Senior Notes due 2018 and 6.25% Senior Notes due 2021.

2.The Subordinated Indenture (as supplemented by the First Supplement Indenture dated December 20, 2006), dated as of December 20, 2006, between Peabody and U.S. Bank National Association, as trustee, for the 4.75% Convertible Junior Subordinated Debentures due 2066.

3.The Indenture dated as of March 19, 2004, between Peabody and U.S. Bank National Association, as trustee, as amended, for the 7 3/8% Senior Notes due 2016, the 7 7/8% Senior Notes due 2026 and the 6.50% Senior Notes due 2020.

Schedule V

DELAWARE FINANCING STATEMENT

The following financing statement on form UCC-1, naming the Person listed below as debtor and the Administrative Agent as secured party for the benefit of the Lenders, to be filed in the offices listed opposite the name of such party:

Debtor	Filing Office
Peabody Investments Corp.	Delaware - Secretary of State

Exhibit H-2

[KLW Letterhead]

September 24, 2013
Citibank, N.A., as Administrative Agent
under the Credit Agreement, as hereinafter
defined (the “Administrative Agent”)
and
The Lenders listed on Schedule I hereto

Re:
Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of September 24, 2013, among Peabody Energy Corporation, a Delaware corporation (the “Borrower”), Citibank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, Citigroup Global Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, BNP Paribas Securities Corp., Crédit Agricole Corporate and Investment Bank, HSBC Securities (USA) Inc., Morgan Stanley Senior Funding, Inc., PNC Capital Markets LLC and RBS Securities Inc., as joint lead arrangers and joint book managers, and the other lending institutions identified in the Credit Agreement (the “Lenders”).

____________________________________________________________
Ladies and Gentlemen:
I am Vice President, Assistant General Counsel and Assistant Secretary of the Borrower. I have supervised the corporate proceedings of the Borrower and each of the subsidiaries of the Borrower named on Schedule II attached hereto (each, a “Subsidiary Guarantor” and, collectively, the “Subsidiary Guarantors”; the Borrower and the Subsidiary Guarantors being referred to herein collectively as the “Loan Parties”), in connection with the preparation, execution and delivery of the following documents:
A.    THE CREDIT AGREEMENT;

B.    THE NOTES DATED THE DATE HEREOF DELIVERED TO THE LENDERS;

C.    THE GUARANTY;

September 24, 2013

D.    THE PLEDGE AGREEMENT - PIC; AND

E.    THE PLEDGE AGREEMENT - GIB.

The documents described in the foregoing clauses (a) through (e) are collectively referred to herein as the “Loan Documents.” Unless otherwise indicated, capitalized terms used but not defined herein shall have the respective meanings set forth in the Credit Agreement. This opinion is furnished to you pursuant to Section 4.01(a)(vii) of the Credit Agreement.
In connection with this opinion, I have examined:

(A)	the Credit Agreement; and

(B)	each other Loan Document.

a.
In addition, I have also examined, and have relied as to matters of fact upon, the documents delivered to you at the closing, and upon the originals, or duplicates or certified or conformed copies, of such corporate records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of the Loan Parties, and have made such other investigations as I have deemed relevant and necessary in connection with the opinions hereinafter set forth.

I have assumed in rendering the opinion set forth below: (a) that the Loan Documents have been duly authorized by each party thereto and that the Loan Documents have been validly executed and delivered by and are the valid and binding obligation of each party thereto enforceable against such party in accordance with its terms; (b) that the execution, delivery and performance of the Agreement by each party thereto other than the Borrower does not contravene or conflict with such party’s articles of incorporation or bylaws or other organizational documents or contravene or conflict with any law or regulation binding upon such party; (c) that each party to the Loan Documents has acted in good faith in executing and delivering the Loan Documents; (d) that the Loan Documents and the Other Agreement (as defined below) would be enforced as written; (e) that the Loan Parties will not in the future take any discretionary action (including a decision not to act) permitted under the Loan Documents that would constitute a breach or default under the Other Agreement; and (f) that all parties to the Loan Documents will act in accordance with, and refrain from taking any action that is forbidden by, the terms and conditions of the Other Agreement. For purposes of this opinion letter, “Other Agreement” means the Fourth Amended and Restated Receivables Purchase Agreement, dated as of May 1, 2013, by and among P&L Receivables Company, LLC, the Borrower, the sub-servicers named therein, the conduit purchasers named therein, the LC Participants named therein and PNC Bank, National Association, as Administrator and as LC Bank, as amended from time to time thereafter.

Additionally, I have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as duplicates or certified or conformed

September 24, 2013

copies, and the authenticity of the originals of such latter documents. As to questions of fact material to this opinion, I have relied upon certificates of public officials and of officers and representatives of the Loan Parties. In addition, I have examined, and have relied as to certain matters of fact upon, the representations made in the Loan Documents.

When a statement herein is qualified by the phrase “to my knowledge”, it is intended to indicate that no information that would give current actual knowledge of the inaccuracy of such statement has come to my attention.

I am a member of the Bar of the State of Missouri and, accordingly, I express no opinion as to the laws of any jurisdiction other than the laws of the State of Missouri and the federal laws of the United States of America, each as currently in effect.

i.Based upon the foregoing, and subject to the limitations, qualifications, exceptions and assumptions set forth herein, I am of the opinion that the execution and delivery by each Loan Party of the Loan Documents to which it is a party, borrowings by the Borrower in accordance with the terms of the Loan Documents and performance of their payment obligations thereunder will not breach or result in a default under or result in the creation of any lien upon or security interest in the Loan Parties’ properties pursuant to the terms of the Other Agreement.

In addition, I advise you that to my knowledge there are no legal actions, suits or proceedings pending or overtly threatened in writing, in arbitration or before any court or other governmental authority, that name any Loan Party and are specifically directed to any Loan Party or its property (a) that question the validity of the Loan Documents or (b) other than as described in the Company’s reports on Form 10-K and 10-Q filed with the Securities and Exchange Commission, that, so far as the Company can now foresee considering their probability of success, could reasonably be expected to result in a Material Adverse Effect.

This opinion letter is rendered to you in connection with the above described transactions. This opinion letter may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without my prior written consent. At your request, I hereby consent to reliance hereon by any future assignee of your interest in the loans under the Credit Agreement pursuant to an assignment that is made and consented to (to the extent required) in accordance with the express provisions of Section 10.06 of the Credit Agreement, on the condition and understanding that (i) this letter speaks only as of the date hereof, (ii) I have no responsibility or obligation to update this letter, to consider its applicability or correctness to other than its addressees, or to take into account changes in law, facts or any other developments of which I may later become aware, (iii) any such reliance by a future assignee must be actual and reasonable under the circumstances existing at the time of assignment, including any changes in law, facts or any other developments known to or reasonably knowable by the assignee at such time and (iv) I may revoke my consent to such reliance at any time by notice to the Lenders then party to the Credit

September 24, 2013

Agreement, so long as such notice is accompanied by a replacement opinion letter addressing the matters covered in this opinion letter in a manner reasonably satisfactory to such Lenders.

Very truly yours,

Kenneth L. Wagner

Schedule I
The Lenders

Citibank, N.A.
Bank of America, N.A.
BNP Paribas
Credit Agricole Corporate and Investment Bank
HSBC Bank USA, N.A.
Morgan Stanley Bank, N.A.
PNC Bank, N.A.
The Royal Bank of Scotland PLC
Union Bank, N.A.
Compass Bank
Credit Suisse AG Cayman Islands Branch
JPMorgan Chase Bank, N.A.
Standard Chartered Bank
U.S. Bank National Association
Wells Fargo Bank, N.A.
Fifth Third Bank
Branch Banking and Trust Company
Société Générale
Goldman Sachs Bank USA
Sumitomo Mitsui Banking Corporation
National Australia Bank Limited
Australia and New Zealand Banking Group Limited
Westpac Banking Corporation
Deutsche Bank AG New York Branch
Comerica Bank
Caterpillar Financial Services Corp.
Nanyang Commercial Bank, Ltd. San Francisco Branch

Schedule II
Subsidiary Guarantors

American Land Development, LLC
American Land Holdings of Colorado, LLC
American Land Holdings of Illinois, LLC
American Land Holdings of Indiana, LLC
American Land Holdings of Kentucky, LLC
American Land Holdings of West Virginia, LLC
Arid Operations Inc.
Big Ridge, Inc.
Big Sky Coal Company
Black Hills Mining Company, LLC
BTU Western Resources, Inc.
Caballo Grande, LLC
Caseyville Dock Company, LLC
Central States Coal Reserves of Illinois, LLC
Central States Coal Reserves of Indiana, LLC
Century Mineral Resources, Inc.
Coal Reserve Holding Limited Liability Company No. 1
COALSALES II, LLC
Colorado Yampa Coal Company
Conservancy Resources, LLC
Cottonwood Land Company
Cyprus Creek Land Company
Cyprus Creek Land Resources, LLC
Dyson Creek Coal Company, LLC
Dyson Creek Mining Company, LLC
El Segundo Coal Company, LLC
Elkland Holdings, LLC
Falcon Coal Company, LLC
Gallo Finance Company
Gold Fields Chile, LLC
Gold Fields Mining, LLC
Gold Fields Ortiz, LLC
Hayden Gulch Terminal, LLC
Highwall Mining Services Company
Hillside Recreational Lands, LLC
HMC Mining, LLC
Illinois Land Holdings, LLC
Independence Material Handling, LLC
James River Coal Terminal, LLC
Juniper Coal Company
Kayenta Mobile Home Park, Inc.
Kentucky Syngas, LLC
Lively Grove Energy Partners, LLC
Lively Grove Energy, LLC
Marigold Electricity, LLC

Midco Supply and Equipment Corporation
Midwest Coal Acquisition Corp.
Midwest Coal Reserves of Illinois, LLC
Midwest Coal Reserves of Indiana, LLC
Moffat County Mining, LLC
Mustang Energy Company, LLC
New Mexico Coal Resources, LLC
Pacific Export Resources, LLC
Peabody America, Inc.
Peabody Archveyor, L.L.C.
Peabody Arclar Mining, LLC
Peabody Bear Run Mining, LLC
Peabody Bear Run Services, LLC
Peabody Caballo Mining, LLC
Peabody Cardinal Gasification, LLC
Peabody COALSALES, LLC
Peabody COALTRADE International (CTI), LLC
Peabody COALTRADE, LLC
Peabody Colorado Operations, LLC
Peabody Colorado Services, LLC
Peabody Coulterville Mining, LLC
Peabody Development Company, LLC
Peabody Electricity, LLC
Peabody Employment Services, LLC
Peabody Energy Generation Holding Company
Peabody Energy Investments, Inc.
Peabody Energy Solutions, Inc.
Peabody Gateway North Mining, LLC
Peabody Gateway Services, LLC
Peabody Holding Company, LLC
Peabody Illinois Services, LLC
Peabody Indiana Services, LLC
Peabody International Investments, Inc.
Peabody International Services, Inc.
Peabody Investments Corp.
Peabody Magnolia Grove Holdings, LLC
Peabody Midwest Management Services, LLC
Peabody Midwest Mining, LLC
Peabody Midwest Operations, LLC
Peabody Midwest Services, LLC
Peabody Natural Gas, LLC
Peabody Natural Resources Company
Peabody New Mexico Services, LLC
Peabody Operations Holding, LLC
Peabody Powder River Mining, LLC
Peabody Powder River Operations, LLC
Peabody Powder River Services, LLC
Peabody PowerTree Investments, LLC
Peabody Recreational Lands, L.L.C.
Peabody Rocky Mountain Management Services, LLC

Peabody Rocky Mountain Services, LLC
Peabody Sage Creek Mining, LLC
Peabody School Creek Mining, LLC
Peabody Services Holdings, LLC
Peabody Southwest, LLC
Peabody Southwestern Coal Company
Peabody Terminal Holding Company, Inc.
Peabody Terminals, LLC
Peabody Trout Creek Reservoir LLC
Peabody Twentymile Mining, LLC
Peabody Venezuela Coal Corp.
Peabody Venture Fund, LLC
Peabody-Waterside Development, L.L.C.
Peabody Western Coal Company
Peabody Wild Boar Mining, LLC
Peabody Wild Boar Services, LLC
Peabody Williams Fork Mining, LLC
Peabody Wyoming Gas, LLC
Peabody Wyoming Services, LLC
PEC Equipment Company, LLC
Point Pleasant Dock Company, LLC
Pond River Land Company
Porcupine Production, LLC
Porcupine Transportation, LLC
Riverview Terminal Company
Sage Creek Holdings, LLC
School Creek Coal Resources, LLC
Seneca Coal Company, LLC
Shoshone Coal Corporation
Star Lake Energy Company, L.L.C.
Sugar Camp Properties, LLC
Thoroughbred Generating Company, LLC
Thoroughbred Mining Company, L.L.C.
Twentymile Coal, LLC
West Roundup Resources, LLC

Exhibit H-3

Our ref: OS/MO/

By e-mail
and by courier

CITIBANK, N.A.,

as Administrative Agent under the Credit Agreement
for the Lenders
(the Administrative Agent)

The Lenders as defined in the Credit Agreement

[ ] September 2013

Dear Sirs

Peabody Holdings (Gibraltar) Limited, a Gibraltar company with registered number 96950 (the Company)

1.
We are lawyers qualified to practice in Gibraltar and we have been asked to render this opinion in connection with the legal effect under Gibraltar law of a Share Charge (the Share Charge) dated [ ] September 2013 relating to the Shares between (1) the Company and (2) the Administrative Agent in connection with that certain Credit Agreement as referenced in the Share Charge.

In this opinion capitalised terms shall, unless expressly defined, have the same meaning as in the Share Charge.

Documents examined

2.	For the purposes of this opinion we have examined the following:-

(a)	copy of the Share Charge executed by the Company;

(b)
copies certified as true by Abacus Secretaries (Gibraltar) Limited the secretary of the Company (the Secretary) on [ ] September 2013 of the Certificate of Incorporation and Memorandum and Articles of Association, the register of members, directors and secretaries of the Company (the Constitutional Documents); and

(c)
copy certified as true by the Secretary of resolutions of the Boards of Directors of the Company passed at a meetings held on [ ] September 2013 and written resolutions of the all the Shareholders of the Company dated [        ] September 2013 (the Resolutions).

Other enquiries

3.
Except for the documents listed in paragraph 2 above, we have not examined any contracts or other documents entered into by or affecting the Company. We have not made any other enquiries or searches concerning the Company, except as mentioned in paragraph 4 below.

Searches

4.	We have carried out a search of: -

(a)	the Company, on file and available for inspection at the Gibraltar Companies Registry on [ ] September 2013; and

(b)	the Action Book at the Supreme Court of Gibraltar on [ ] September 2013

which revealed no order or resolution to wind-up the Company and no notice of the appointment of liquidators or receivers of the Company or any of their assets. We have not conducted any further searches, and accordingly this opinion is given on the assumption that such searches (if made) would not reveal any circumstances, which would require amendment of this opinion.
Scope of Opinion

5.
This opinion is given only with respect to Gibraltar law in force at the date of this opinion as applied by the Gibraltar courts. No opinion is expressed or implied as to the laws of the state of New York as to which no enquiries have been made nor as to European Union law as it affects any jurisdiction except Gibraltar.

Opinion

6.	Based upon and subject to the foregoing, and subject to the qualifications, observations and assumptions set out below and to any matters not disclosed to us, we are of the opinion that:-

(a)
The Company is a limited liability company duly constituted and validly existing under the laws of Gibraltar and with the exception of the Company not being up-to-date with the filing of its annual returns with the Registrar of

Companies in Gibraltar, the Company is in good standing. .The filing of outstanding annual returns is pending the outcome of a rectification application to be made by the Company. The outcome of the rectification process will not alter the Companies’ shareholders or their respective shareholding.

(b)	The Company has the requisite corporate power and authority to enter into, exercise its rights under and perform its obligations under the Share Charge.

(c)
The entry into the Share Charge and the transactions contemplated therein, the remedies in connection therewith and the other transactions pursuant to the Share Charge do not violate or contravene the Constitutional Documents, other organisational or governing documents of the Company, or any law, treaty, rule or regulation or determination of an arbitrator or a court or other governmental authority or generally prevailing practice in Gibraltar or any provision of Gibraltar law applicable to companies generally, in each case applicable to or binding upon the Company or any of its property or to which the Company or any of its property is subject.

(d)
It is not necessary in order to ensure the legality, validity, effectiveness, enforceability or admissibility in evidence of the Share Charge that it be filed, registered or recorded in any public office or elsewhere in Gibraltar nor that any other instruments relating thereto be so filed, registered or recorded except as mentioned below:

The Share Charge, or certified copies thereof, are required to be filed at the Companies Registry of Gibraltar together with the registered particulars thereof, and accompanied by a filing fee of £75.00 per document. Filing is required to be effected within 21 days after the date of creation of the document, with an additional 5 days allowed if the document is executed outside Gibraltar.

(e)
Other than as provided in paragraph 7(b), no consent, permit, licence, approval or authorisation of any governmental judicial or other authority or agency or other third party is required or desirable in connection with the execution, delivery, performance, validity or enforceability of the Share Charge.

(f)
No stamp duty, registration, documentary or similar taxes or charges are payable in Gibraltar in respect of the entry into, performance or enforcement of the Share Charge or to render the Share Charge admissible in evidence in Gibraltar.

(g)
The Share Charge is in proper form for its enforcement in the Gibraltar courts and the Share Charge is in form and terms appropriate to create interests by way of security of the kinds that it purports to create.

(h)	The submission by the Company to the jurisdiction of the Gibraltar courts in Share Charge is valid and binding on the Company.

(i)	All steps necessary under Gibraltar law for the creation by the Company of a valid and enforceable charge in favour of the Administrative Agent in and to the Shares as security for the obligations expressed to be secured by the Share Charge have been duly effected, and the Share Charge creates a valid and enforceable charge in favour of the Administrative Agent.

(j)
It is not necessary under the laws of Gibraltar (i) in order to enable the Administrative Agent to enforce its rights under the Share Charge or (ii) by reason of the execution, delivery or performance of the Share Charge, that the Administrative Agent be licensed, qualified or entitled to carry on or actually carrying on any business or activity in Gibraltar to enable it to enforce its rights under the Share Charge.

(k)
Under the laws of Gibraltar, the Administrative Agent will not be deemed to be resident, domiciled or carrying on any commercial activity in Gibraltar or subject to any Gibraltar tax as a result only of the execution, delivery and performance of the Share Charge.

(l)	According to the various Register of Mortgages of the Company as filed with Companies House, there are no charges filed against the Company.

(m)
Subject to the terms of qualifications and assumptions below generally and in particular, as to the identity of the signatories, the Share Charge, where executed by the Company, has been validly executed by the Company and upon delivery to the Administrative Agent, will, therefore, be legally binding on the Company and the Share Charge has been authorised by all necessary corporate action on the part of the Company.

(n)	The transactions contemplated by the Share Charge would not violate public policy in Gibraltar.

(o)	The obligations of the Company under the Share Charge, rank and will rank at least pari passu with all its other unsecured obligations.
Qualifications
7.    This opinion is subject to the following qualifications:

(a)	Enforcement of the Share Charge requires the Administrative Agent to complete, date, arrange for execution by the transferee and present the share transfer to the Company.

(b)
Registration of the share transfer (once completed) is subject to approval by the board of Directors of Peabody Investments (Gibraltar) Limited. However, we refer you to Article 4 in the constitutional documents of Peabody Investments (Gibraltar) Limited which does not give the Directors of Peabody Investments (Gibraltar) Limited the right to refuse to register a share transfer in certain circumstances.

(c)
Our opinion set forth above as regards the binding effect and validity of the Share Charge and its enforceability is subject to all limitations resulting from the laws of administration, liquidation, insolvency, reorganisation, suretyship or similar laws of general application affecting creditors’ rights.

(d)
Where a party to a document is given discretion, or may determine any matter in its opinion, Gibraltar law may require that such discretion is exercised reasonably or that such opinion is based on reasonable grounds.

(e)	The Share Charge, will not be binding or enforceable against any third party which has not entered into and executed the Share Charge.

(f)	The Credit Agreement is expressed to be governed by the laws of state of New York and therefore the terms and effects thereof are matters upon which we cannot advise.

(g)	A term of a written agreement may be varied by oral agreement of the parties, notwithstanding that such written agreement requires variations to be made only in writing.

(h)	The enforcement in Gibraltar of the Share Charge will be subject to the Supreme Court Rules made pursuant to the Supreme Court Act of Gibraltar in the case of a civil action originated in Gibraltar.

(g)	Save as set out at 6(o) above, no opinion is expressed on the following issue, which is too complex to be covered in an opinion of this sort:

(i)	the priority of the charge.
(h)    No opinion is expressed on matters of fact.

(i)	We express no opinion as to the validity, binding nature or enforceability in all circumstances of provisions of the Share Charge which require the parties to reach future agreement with each other.

(j)
The fact that any transfer of, or payment in respect of, an instrument involving (i) the government of any country which is currently the subject of United Nations sanctions, (ii) any person or body resident in, incorporated in or constituted under the laws of any such country or exercising public functions in any such country or (iii) any person or body controlled by any of the foregoing, or by any person acting on behalf of any of the foregoing, may be subject to restrictions pursuant to such sanctions as implemented by Gibraltar law.

(k)
The exercise by the Administrative Agent of enforcement powers given to it in the Share Charge are controlled by law: for instance, a mortgagee has duties to the debtor in relation to realisation. These laws may override provisions in the Share Charge.

(l)	Other than the opinions expressed in paragraph 6(e) and 6(i), we express no opinion as to any taxation matters or consequences of the transactions documented by the Share Charge.

(m)
The term "enforceable", as used in this opinion, means that the obligations assumed by the Company under the Share Charge are of the type which are capable of being enforced by a Gibraltar court and not that they will necessarily be enforced exactly in accordance with their terms. In particular, where Gibraltar law is relevant:

(i)
where any obligations of any person are to be performed or observed in jurisdictions outside Gibraltar, or by a person subject to the laws of a jurisdiction outside Gibraltar, such obligations may not be enforceable under Gibraltar law to the extent that their performance or observance would be illegal or contrary to public policy under the laws of any jurisdiction;

(ii)
the power of a Gibraltar court to order specific performance of an obligation or to grant injunctive relief or any equitable remedy is discretionary and, accordingly, we express no opinion as to whether such remedies would be available in respect of any of the obligations of the Company under the Share Charge. Specific performance is not usually ordered and an injunction not usually granted where damages would be regarded by the court as an adequate alternative remedy;

(iii)
the enforcement of the obligations of the parties to the Share Charge may be limited by the provisions of Gibraltar law applicable to agreements held to have been frustrated by events happening after their execution;

(iv)	failure to exercise a right may result in its waiver;

(v)
if any provision for the payment of liquidated damages, compensation, additional interest or similar amounts does not represent a genuine pre-estimate of the loss of the aggrieved party, then that provision might be held to be unenforceable on the grounds that it is a penalty;

(vi)
enforcement of rights may become time-barred under the Limitation Act (generally six years from the date on which the cause of action accrued for contracts and twelve years from the date on which a right to receive money accrued when such sums are secured by a mortgage on property whether real or personal) or may be or become subject to defences of set-off or counterclaim, depending on the relevant facts;

(vii)
any provision in a document providing that any calculation, certification or determination will be conclusive and binding will not be effective if such calculation, certification or determination is fraudulent or made on an unreasonable basis, and it will not necessarily prevent judicial enquiry into the merits of any claims by any party thereto;

(viii)
the effectiveness of terms exculpating a party from a liability or duty otherwise owed are limited by law. The provisions requiring a party to indemnify another for legal costs may not be enforced by a Gibraltar court if contrary to an order made by the court. Any indemnity obligations imposed by the Share Charge may not be enforceable insofar as they relate to fines and penalties arising out of matters of civil or criminal liability;

(ix)	a Gibraltar court can give judgments in a currency other than sterling but only if, and to the extent that, the other currency is a currency which most truly expresses the claimant's loss

(x)
in some circumstances a Gibraltar court will not give effect to a provision which provides that, in the event of any invalidity, illegality or unenforceability of any provision of a document, the remaining provisions of the document will not be affected or impaired, particularly if to do so would not accord with public policy or would require that the court make a new contract for the parties;

(xi)
a Gibraltar court may regard a provision on deemed notification or any other provision which deems something to have been done as ineffective to the extent that it is established as a matter of fact that such notification was not effected or that thing not done; and

(xii)
a Gibraltar court will not necessarily grant any remedy the availability of which is subject to equitable considerations or which is otherwise in the discretion of the court and accordingly may refuse to give effect to any provision of the Share Charge:

(aa)	which relate to a payment being made without set-off, counterclaim or other deduction; or

(bb)
for the payment of expenses in respect of the costs of enforcement (actual or contemplated) or of unsuccessful litigation brought before a Gibraltar court or where the court has itself made an order for costs; or

(cc) which would involve the enforcement of foreign revenue or penal laws; or

(dd)    which would be inconsistent with Gibraltar public policy.
Observation

8.
We make the observation that the searches referred to in paragraph 4 above will not necessarily reveal whether or not a resolution has been passed, an appointment made or proceedings commenced, or a charge or other registrable document created, since particulars of such matters are not required to be recorded immediately but only within a specified period.

Assumptions

9.	This opinion is based on the following assumptions, which we have taken no steps to verify independently:

(a)	The Share Charge is delivered to and executed by the Administrative Agent.

(b)	The share certificate and share transfer have been deposited with the Administrative Agent under the terms of the Share Charge.

(c)	All documents submitted to us as originals are authentic and complete and all signatures and seals are genuine.

(d)	That the persons who signed the Share Charge on behalf of the Company are persons who were authorised to do so on behalf of the Company.

(e)	That no change to the Constitutional Documents of the Company have been made since the date on which the copies were certified as true copies as stated in paragraph 2(d) above.

(f)	Where we have been provided with unexecuted or undated documents, such documents have been or will be executed and dated in the exact terms of the documents we have received.

(g)	All documents supplied to us as photocopies, faxed or scanned copies or other copies conform to the originals and such originals are authentic and complete.

(h)
All documents, forms and notices which should have been delivered to the Gibraltar Companies Registry on behalf of or relating to the Company will be so delivered and the file of records as maintained at the Companies Registry concerning the Company were complete, accurate and up to date at the time of the search referred to in paragraph 4 of this opinion.

(i)	The Company has not passed a resolution for its winding-up and no proceedings have been instituted or steps taken for the winding-up of the

Company nor the appointment of a liquidator or receiver (or the equivalent in any jurisdiction) in respect of all or any assets of the Company.

(j)	No proceedings have been instituted or injunction granted against the Company, which might restrain it from performing any of its obligations under the Share Charge.

(k)
The Share Charge and the other items mentioned in paragraph 2 above contain all relevant information which is material for the purposes of our opinion and there is no other agreement, undertaking, representation or warranty (oral or written) and no other arrangement (whether legally binding or not) or any other matter which renders such information inaccurate, incomplete or misleading or which affects the conclusions stated in this opinion letter.

(l)
All copies certified and all documents dated earlier than the date of this opinion on which we have expressed reliance remain accurate, complete and in full force and effect at the date of this opinion.

(m)
The binding effect of the Share Charge is not affected by duress, undue influence or mistake and the Share Charge have not been entered into or will not be entered into in connection with money laundering or any other unlawful activity.

(n)
All formalities and requirements of the laws of any relevant jurisdiction (other than Gibraltar and in respect of the Company), and any of the regulatory authorities thereof, applicable to the execution, performance, delivery and enforceability of the Share Charge and the Credit Agreement have been or will be duly complied with.

(o)	No law (other than Gibraltar law or European law as it affects Gibraltar law) affects any of the conclusions stated in this opinion.

Benefit of Opinion

10.1	This opinion is given on the basis that it is to be governed by and construed in accordance with Gibraltar law.

10.2
This opinion is solely for the benefit of the Administrative Agent, any person which is for the time being the Administrative Agent for the Lenders, the Lenders themselves and each of their respective successors and assigns and solely for the purpose of the Share Charge and may only be relied upon by such parties, except that it may be disclosed, for the purpose of information only to the professional advisers, auditors and regulators of such parties but only on the basis that it will not be relied upon by any such person, and no such person may provide a copy of this opinion to any other person.

10.3
Except as provided in paragraph 10.2 above or where required by any relevant law or regulation, this opinion is not to be transmitted to anyone nor is it to be relied upon by anyone or for any other purpose or quoted or referred to in any public document or filed with anyone without our prior written consent in each specific case.

Yours faithfully

Triay Stagnetto Neish

Exhibit H-4

______________, 2013

Citibank, N.A., as Administrative Agent
under the Credit Agreement, as hereinafter
defined (the “Administrative Agent”)

and

The Lenders listed on Schedule I hereto

Re:
Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of September ____, 2013, among Peabody Energy Corporation, a Delaware corporation (the “Borrower”), Citibank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, Citigroup Global Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, BNP Paribas Securities Corp., Credit Agricole Corporate and Investment Bank, HSBC Securities (USA), Inc., Morgan Stanley Senior Funding, Inc., PNC Capital Markets LLC and RBS Securities Inc., as Joint Lead Arrangers and Joint Book Managers, and the several other lenders from time to time parties thereto (the “Lenders”).

Ladies and Gentlemen:

We have acted as special Indiana counsel to Falcon Coal Company, LLC, Peabody Arclar Mining, LLC, Peabody Midwest Mining, LLC and Sugar Camp Properties, LLC (each, an “Indiana Guarantor” and collectively, the “Indiana Guarantors”) in connection with that certain Guaranty (the “Guaranty”) dated as of the date hereof and executed by certain subsidiaries of the Borrower (including each of the Indiana Guarantors) and the closing of the transactions contemplated under the Credit Agreement. Unless otherwise indicated, capitalized terms not defined herein shall have the respective meanings set forth in the Credit Agreement. This opinion is furnished to you pursuant to Section 4.01(a)(ix) of the Credit Agreement.
In rendering the opinions expressed below, we have examined the original, or copies certified or otherwise authenticated to our satisfaction, of the documents set forth below and such other certificates, documents and materials as we have deemed necessary as a basis for such opinions:
1.the Credit Agreement;

2.    the Notes dated the date hereof delivered to the Lenders;

3.    the Guaranty;

4.    respective Articles of Formation and respective limited liability company agreements of the Indiana Guarantors;

5.    resolutions adopted by the managers or members of each of the Indiana Guarantors;

6.    Omnibus Secretary’s Certificate of the Guarantors; and

7.    Certificates of Existence of each of the Indiana Guarantors.

We have also examined, and have relied as to matters of fact upon, originals, or duplicates or certified or conformed copies, of such corporate records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of the Loan Parties, and have made such other investigations as we have deemed relevant and necessary in connection with the opinions hereinafter set forth.
In such examination and in rendering the opinions set forth below, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as duplicates or certified or conformed copies, and the authenticity of the originals of such latter documents. As to questions of fact material to this opinion, we have relied upon certificates of public officials and of officers and representatives of the Loan Parties. In addition, we have relied as to certain matters of fact upon the representations of the Loan Parties made in the Loan Documents.
Except as otherwise noted, in basing the opinions and other matters set forth herein on “our knowledge” or similar language, the words “our knowledge” or similar language signify that, in the course of our representation of the Indiana Guarantors, and after due inquiry but without independent investigation, no information has come to the attention of the lawyers involved in the review of the Guaranty or in preparation of this opinion that would give us actual knowledge or actual notice that any such opinion is not accurate.
Based upon the foregoing, and subject to the qualifications, assumptions and limitations stated herein, we are of the opinion that:
1.    Each Indiana Guarantor has been duly organized and is validly existing as a limited liability company under the law of the State of Indiana, for which its most recent required report, if any, has been filed with the Indiana Secretary of State and for which no notice of withdrawal, dissolution or expiration has been filed or taken place.

2.    Each of the Indiana Guarantors has the limited liability company power and authority to execute the Guaranty.

3.    The Guaranty has been duly authorized, executed and delivered by each of the Indiana Guarantors.

4.    The execution and delivery by the respective Indiana Guarantors of the Guaranty and the performance by the Indiana Guarantors of their respective obligations under the Guaranty will not (a) violate the respective organizational documents of such Indiana Guarantor or any statute or any rule or regulation that has been issued pursuant to any Indiana statute or any order known to us issued pursuant to any Indiana statute by any court or governmental agency or body having jurisdiction over the Indiana Guarantors or any of their respective properties or (b) to our knowledge, violate any provision of any order, writ, judgment, injunction, decree, determination or award presently in effect which affects or binds any Indiana Guarantor or any property or assets of any Indiana Guarantor.

5.    No action, consent or approval of, or filing, recording or registration with, any Indiana governmental or regulatory body, instrumentality, authority, agency or official is required to authorize, or is otherwise required in connection with, the execution, delivery or performance by the Indiana Guarantors of the Guaranty.

The opinion expressed in numbered paragraph 1 above with respect to the existence of each of the Indiana Guarantors is based solely on the certificates of existence obtained from the Indiana Secretary of State as of the date of the applicable certificate for a particular Indiana Guarantor.
Except for the limited matters expressly set forth herein, we express no other opinion on the enforceability of Loan Documents or any other matter applicable thereto.

We do not express any opinion herein concerning any law other than the law of the State of Indiana. We are not opining on, and we assume no responsibility for, the applicability to or effect on any of the matters covered herein of federal law. Further, we express no opinion as to federal or state securities laws.
This opinion letter is rendered to you in connection with the above-described transactions. This opinion letter may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without our prior written consent. At your request, we hereby consent to reliance hereon by any future assignee of your interest in the loans under the Credit Agreement pursuant to an assignment that is made and consented to (to the extent required) in accordance with the express provisions of Section 10.06 of the Credit Agreement, on the condition and understanding that (i) this letter speaks only as of the date hereof, (ii) we have no responsibility or obligation to update this letter, to consider its applicability or correctness to other than its addressees, or to take into account changes in law, facts or any other developments of which we may later become aware, (iii) any such reliance by a future assignee must be actual and reasonable under the circumstances existing at the time of assignment, including any changes in law, facts or any other developments known to or reasonably knowable by the assignee at such time and (iv) we may revoke our consent to such reliance at any time by notice to the Lenders then party to the Credit Agreement, so long as such notice is accompanied by a replacement opinion letter addressing the matters covered in this opinion letter in a manner reasonably satisfactory to such Lenders.

Very truly yours,
Jackson Kelly PLLC

By ____________________________
Elizabeth Osenton Lord, Member

Schedule I

Lenders

Exhibit H-5

September 24, 2013

Citibank, N.A.
390 Greenwich Street,
New York, NY 10013

and

The Lenders listed on Schedule I hereto

Ladies and Gentlemen:
We have acted as counsel to Midco Supply and Equipment Corporation, an Illinois corporation (“Midco”), Black Hills Mining Company, LLC, an Illinois limited liability company, (“Black Hills”), Big Ridge, Inc., an Illinois corporation (“Big Ridge”), Illinois Land Holdings, LLC, an Illinois limited liability company (“Illinois Land”) and Century Mineral Resources, Inc., an Illinois corporation (“Century,” and together with Midco, Black Hills, Big Ridge and Illinois Land, each individually a “Guarantor” and collectively, the “Guarantors”) in connection with that certain Guaranty (the “Guaranty”) dated as of the date hereof and executed by certain subsidiaries of Peabody Energy Corporation, a Delaware corporation (the “Borrower”) (including each of the Guarantors) pursuant to the terms of the Amended and Restated Credit Agreement dated of even date herewith by and among Peabody Energy Corporation, a Delaware corporation (the “Company”), Citibank, N.A., as administrative agent, swing line lender and L/C issuer, Citigroup Global Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, BNP Paribas Securities Corp., Credit Agricole Corporate and Investment Bank, HSBC Securities (USA) Inc., Morgan Stanley Senior Funding, Inc., PNC Capital Markets LLC and RBS Securities Inc., as joint lead arrangers and joint book managers, and the other lender parties thereto (the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
This opinion letter is delivered to you pursuant to the request of the Guarantors and pursuant to Section 4.01(a)(x) of the Credit Agreement.

Citibank, N.A.
September 24, 2013

In connection with this opinion letter, we have examined and relied upon the following documents:
(a)    the Guaranty;
(b)    the Credit Agreement;
(c)    a copy of the Certificate of Secretary of Midco dated as of the date hereof, and the following Exhibits thereto supplied to us by Midco:

Exhibit A - Articles of Incorporation and all amendments thereto,
Exhibit B - By-Laws and all amendments thereto,
Exhibit C - Written Consent of the Board of Directors;

(d)    a copy of a certificate of good standing for Midco issued by the Secretary of State of Illinois on September 13, 2013, together with a bring-down of such certificate of good standing dated September 24, 2013;

(e)    a copy of the Certificate of Secretary of Black Hills dated as of the date hereof, and the following Exhibits thereto supplied to us by Black Hills:

Exhibit A - Articles of Organization and all amendments thereto,
Exhibit B - Operating Agreement and all amendments thereto,
Exhibit C - Written Consent of the Sole Member;

(f)    a copy of a certificate of good standing for Black Hills issued by the Secretary of State of Illinois on September 13, 2013, together with a bring-down of such certificate of good standing dated September 24, 2013;

(g)    a copy of the Certificate of Secretary of Big Ridge dated as of the date hereof, and the following Exhibits thereto supplied to us by Big Ridge:

Exhibit A - Articles of Incorporation and all amendments thereto,
Exhibit B - By-Laws and all amendments thereto,
Exhibit C - Written Consent of Board of Directors;

(h)    a copy of a certificate of good standing for Big Ridge issued by the Secretary of State of Illinois on September 13, 2013, together with a bring-down of such certificate of good standing dated September 24, 2013;

(i)    a copy of the Certificate of Secretary of Illinois Land dated as of the date hereof, and the following Exhibits thereto supplied to us by Illinois Land:

Exhibit A - Articles of Organization and all amendments thereto,

Citibank, N.A.
September 24, 2013

Exhibit B - Limited Liability Company Agreement and all amendments thereto,
Exhibit C - Written Consent of the Sole Member;

(j)    a copy of a certificate of good standing for Illinois Land issued by the Secretary of State of Illinois on September 13, 2013, together with a bring-down of such certificate of good standing dated September 24, 2013;

(k)    a copy of the Certificate of Secretary of Century dated as of the date hereof, and the following Exhibits thereto supplied to us by Century:

Exhibit A - Articles of Incorporation and all amendments thereto,
Exhibit B - By-Laws and all amendments thereto,
Exhibit C - Written Consent of the Board of Directors; and

(l)    a copy of a certificate of good standing for Century issued by the Secretary of State of Illinois on September 13, 2013, together with a bring-down of such certificate of good standing dated September 24, 2013.

In connection with this opinion letter, we have also examined and relied upon the accuracy of original, certified, conformed, photographic, facsimile or electronic copies of such records, agreements, certificates and other documents as we have deemed necessary or appropriate in order to enable us to render the opinions expressed herein. In all such examinations we have assumed (a) the genuineness of all signatures, (b) the legal capacity of all natural persons executing documents, (c) the authenticity of all documents submitted to us as originals, the conformity with the originals of all documents submitted to us as certified, conformed, photographic, facsimile or electronic copies and the authenticity of the originals of such latter documents, (d) that all certificates and facsimile and telephonic confirmations given by public officials have been properly given and are accurate, and (e) that except for the Guaranty, there are no agreements or undertakings to which any Guarantor, on the one hand, and the Administrative Agent or any Lender, on the other hand, are parties which would have an effect on the opinions expressed herein. As to all matters of fact (including factual conclusions and characterizations and descriptions of purpose, intention and other state of mind) relevant to such opinions, we have, with your permission, relied solely upon, and assumed the accuracy of, all statements, representations and warranties made in the Guaranty, in the Certificates of Secretary referenced in the third paragraph of this opinion letter and in other certificates and documents delivered in connection with the transactions contemplated by the Guaranty, and we have made no independent investigation or inquiry with respect to such factual matters.

We are opining herein as to the effect on the subject transactions only of the laws of the State of Illinois and we express no opinion with respect to (a) the applicability to such transactions, or the effect on such transactions, of any other laws or (b) any matters of municipal or local law which includes charters, ordinances, administrative opinions and rules and regulations of cities, counties, towns, municipalities and special political subdivisions (whether created or enabled through legislative action at the United States federal, state or regional level).

Citibank, N.A.
September 24, 2013

Whenever our opinion herein is indicated to be based on our knowledge, it is limited to the actual current knowledge of the attorneys of our firm who have been actively involved in the transactions contemplated by the Guaranty. Except to the extent expressly set forth herein, however, we have not undertaken any independent investigation to determine the existence or the absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from our representation of the Guarantors.

Based upon the foregoing, and subject to the qualifications, assumptions and limitations stated herein, we are of the opinion that:

1.    Each Guarantor (a) is a corporation or limited liability company, as the case may be, validly existing and in good standing under the laws of the State of Illinois and (b) has the corporate or limited liability company, as the case may be, power to execute, deliver and perform its obligations under the Guaranty. Our opinion in clause (a) of the immediately preceding sentence is based solely upon the certificates of good standing and bring-downs of such certificates referenced in the third paragraph of this opinion letter.

2.    The execution and delivery by each Guarantor of the Guaranty and the performance by each Guarantor of its obligations under the Guaranty have been duly authorized by all necessary corporate or limited liability company, as the case may be, action on the part of such Guarantor. The Guaranty has been duly executed and delivered by a duly authorized officer of each Guarantor.

3.    The execution and delivery of the Guaranty by the Guarantors and the performance by the Guarantors of their respective obligations under the Guaranty do not:

(a)    violate any provision of any Illinois statute, rule or regulation;

(b)    violate any provision of the articles of incorporation or by-laws or the articles of organization or operating agreement or limited liability company agreement, as the case may be, of any Guarantor; or

(c)    to our knowledge, violate any provision of any order, writ, judgment, injunction, decree, determination or award presently in effect which affects or binds any Guarantor or any property or assets of any Guarantor.

4.    No action, consent or approval of, or filing, recording or registration with, any Illinois governmental or regulatory body, instrumentality, authority, agency or official is required to authorize, or is otherwise required in connection with, the execution, delivery or performance by the Guarantors of the Guaranty.

Citibank, N.A.
September 24, 2013

We express no opinion as to the validity, legally binding effect or enforceability of any provision of the Guaranty.
This opinion letter is rendered to you in connection with the above described transactions. This opinion letter may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without our prior written consent. At your request, we hereby consent to reliance hereon by any of your respective future assignees on the condition and understanding that (a) this letter speaks only as of the date hereof, (b) we have no responsibility or obligation to update this letter, to consider its applicability or correctness to anyone other than its addressees, or to take into account changes in law, facts or any other developments of which we may later become aware, (c) any such reliance by any future assignee must be actual and reasonable under the circumstances existing at the time of assignment, including any changes in law, facts or any other developments known to or reasonably knowable by such assignee at such time, and (d) we may revoke our consent to such reliance at any time by notice to you, so long as such notice is accompanied by a replacement opinion letter addressing the matters covered in this opinion letter in a manner reasonably satisfactory to you.

Our opinion is limited to the matters stated herein, and no opinion is implied or may be inferred beyond the matters expressly stated herein. This opinion is rendered as of the date hereof and we assume no, and hereby disclaim any, responsibility to supplement this opinion with respect to matters occurring after the date hereof.

Very truly yours,

Citibank, N.A.
September 24, 2013

Schedule I
Lenders

EXHIBIT I-1

[FORM OF]
JUNIOR LIEN INTERCREDITOR AGREEMENT
among
PEABODY ENERGY CORPORATION
as the Borrower,

the other Grantors party hereto,
CITIBANK, N.A.,
as Senior Representative for the
First Lien Credit Agreement Secured Parties,
[ ],
as the Second Priority Representative for the
Second Lien Credit Agreement Secured Parties
and
each additional Representative from time to time party hereto dated as of [ _ ], 2013

NY\5954613.7

JUNIOR LIEN INTERCREDITOR AGREEMENT dated as [ _ ], 2013 (as amended, supplemented or otherwise modified from time to time, this “Agreement”), among peabody energy corporation, a Delaware corporation (the “Borrower”), the other Grantors (as defined below) party hereto, CITIBANK, N.A., as Representative for the First Lien Credit Agreement Secured Parties (in such capacity and together with its successors in such capacity, the “First Lien Collateral Agent”), [ ], as Representative for the Second Lien Credit Agreement Secured Parties (in such capacity and together with its successors in such capacity, the “Second Lien Collateral Agent”), and each additional Second Priority Representative and Senior Representative that from time to time becomes a party hereto pursuant to Section 8.09.
In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the First Lien Collateral Agent (for itself and on behalf of the First Lien Credit Agreement Secured Parties), the Second Lien Collateral Agent (for itself and on behalf of the Second Lien Credit Agreement Secured Parties), each additional Senior Representative (for itself and on behalf of the Additional Senior Debt Parties under the applicable Additional Senior Debt Facility) and each additional Second Priority Representative (for itself and on behalf of the Second Priority Debt Parties under the applicable Second Priority Debt Facility) agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01    Certain Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings set forth in the First Lien Credit Agreement or, if defined in the New York UCC, the meanings specified therein. As used in this Agreement, the following terms have the meanings specified below:

“Additional Second Priority Debt” means any Indebtedness that is incurred,

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issued or guaranteed by the Borrower and/or any other Grantor (other than Indebtedness constituting Second Lien Credit Agreement Obligations), which Indebtedness and guarantees are secured by the Second Priority Collateral (or any portion thereof) for which the applicable Additional Second Priority Debt Documents provide that such Indebtedness and guarantees are to be secured by such Second Priority Collateral on a subordinate basis to the Senior Debt Obligations; provided, however, that (i) such Indebtedness is permitted to be incurred, secured and guaranteed on such basis by each then extant Senior Debt Document and Second Priority Debt Document and (ii) unless already a party with respect to that Series of Additional Second Priority Debt, the Representative for the holders of such Indebtedness shall have become party to this Agreement pursuant to, and by satisfying the conditions set forth in, Section 8.09 hereof. Additional Second Priority Debt shall include any Registered Equivalent Notes and Guarantees thereof by the Guarantors issued in exchange therefor. The requirements of clause (i) of Section 8.09 shall be tested only as of (x) the date of execution of such Joinder Agreement, if pursuant to a commitment entered into at the time of such Joinder Agreement and (y) with respect to any later commitment or amendment to those terms to permit such Indebtedness, as of the date of such commitment and/or amendment.
“Additional Second Priority Debt Documents” means, with respect to any series, issue or class of Additional Second Priority Debt, the loan agreements, the promissory notes, indentures, the Second Priority Collateral Documents or other operative agreements evidencing or governing such Indebtedness.
“Additional Second Priority Debt Facility” means each indenture, loan agreement or other governing agreement with respect to any Additional Second Priority Debt.
“Additional Second Priority Debt Obligations” means, with respect to any series,

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issue or class of Additional Second Priority Debt, all amounts owing pursuant to the terms of such Additional Second Priority Debt, including, without limitation, the obligation (including guarantee obligations) to pay principal, interest (including interest that accrues after the commencement of a Bankruptcy Case, regardless of whether such interest is an allowed claim under such Bankruptcy Case), letter of credit commissions, reimbursement obligations, charges, expenses, fees, attorneys costs, indemnities and other amounts payable by a Grantor under any Additional Second Priority Debt Document.
“Additional Second Priority Debt Parties” means, with respect to any series, issue or class of Additional Second Priority Debt, the holders of such Indebtedness, the Representative with respect thereto, any trustee or agent therefor under any related Additional Second Priority Debt Documents and the beneficiaries of each indemnification obligation undertaken by the Borrower or any other Grantor under any related Additional Second Priority Debt Documents.
“Additional Senior Debt” means any Indebtedness that is incurred, issued or guaranteed by the Borrower and/or any Guarantor (other than Indebtedness constituting First Lien Credit Agreement Obligations) which Indebtedness and Guarantees are secured by the Senior Collateral (or a portion thereof) on a pari passu basis (but without regard to control of remedies) with the First Lien Credit Agreement Obligations; provided, however, that (i) such Indebtedness is permitted to be incurred, secured and guaranteed on such basis by each then extant Senior Debt Document and Second Priority Debt Document and (ii) unless already a party with respect to that Series of Additional Senior Debt, the Representative for the holders of such Indebtedness shall have (A) executed and delivered this Agreement as of the date hereof or become party to this Agreement pursuant to, and by satisfying the conditions set forth in, Section 8.09 hereof and (B) become a party to the First Lien Intercreditor Agreement pursuant to, and by

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satisfying the conditions set forth in, Section 5.13 thereof; provided further that, if such Indebtedness will be the initial Additional Senior Debt incurred by the Borrower, then the Guarantors, the First Lien Collateral Agent and the Representative for such Indebtedness shall have executed and delivered the First Lien Intercreditor Agreement. Additional Senior Debt shall include any Registered Equivalent Notes and Guarantees thereof by the Guarantors issued in exchange therefor. The requirements of clause (i) of Section 8.09 shall be tested only as of (x) the date of execution of such Joinder Agreement, if pursuant to a commitment entered into at the time of such Joinder Agreement and (y) with respect to any later commitment or amendment to those terms to permit such Indebtedness, as of the date of such commitment and/or amendment.
“Additional Senior Debt Documents” means, with respect to any series, issue or class of Additional Senior Debt, the loan agreements, the promissory notes, indentures, the Senior Collateral Documents or other operative agreements evidencing or governing such Indebtedness.
“Additional Senior Debt Facility” means each indenture, loan agreement or other governing agreement with respect to any Additional Senior Debt.
“Additional Senior Debt Obligations” means, with respect to any series, issue or class of Additional Senior Debt, all amounts owing pursuant to the terms of such Additional Senior Debt, including, without limitation, the obligation (including guarantee obligations) to pay principal, interest (including interest that accrues after the commencement of a Bankruptcy Case, regardless of whether such interest is an allowed claim under such Bankruptcy Case), letter of credit commissions, reimbursement obligations, charges, expenses, fees, attorneys costs, indemnities and other amounts payable by a Grantor under any Additional Senior Debt Document.

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“Additional Senior Debt Parties” means, with respect to any series, issue or class of Additional Senior Debt, the holders of such Indebtedness, the Representative with respect thereto, any trustee or agent therefor under any related Additional Senior Debt Documents and the beneficiaries of each indemnification obligation undertaken by the Borrower or any Guarantor under any related Additional Senior Debt Documents.
“Agreement” has the meaning assigned to such term in the introductory paragraph of this Agreement.
“Bankruptcy Case” means a case under the Bankruptcy Code or any other Bankruptcy Law.
“Bankruptcy Code” means Title 11 of the United States Code, as amended or any similar federal or state law for the relief of debtors.
“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.
“Borrower” has the meaning assigned to such term in the introductory paragraph of this Agreement.
“Class Debt” has the meaning assigned to such term in Section 8.09.
“Class Debt Parties” has the meaning assigned to such term in Section 8.09.
“Class Debt Representatives” has the meaning assigned to such term in Section 8.09.
“Collateral” means the Senior Collateral and the Second Priority Collateral.
“Collateral Documents” means the Senior Collateral Documents and the Second Priority Collateral Documents.
“Debt Facility” means any Senior Facility and any Second Priority Debt Facility.

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“Designated Second Priority Representative” means (i) the Second Lien Collateral Agent, until such time as the Second Lien Credit Agreement ceases to be the only Second Priority Debt Facility under this Agreement and (ii) thereafter, the Second Priority Representative designated from time to time by the Second Priority Majority Representatives, in a notice to the Designated Senior Representative and the Borrower hereunder, as the “Designated Second Priority Representative” for purposes hereof.
“Designated Senior Representative” means (i) if at any time there is only one Senior Representative for a Senior Facility with respect to which the Discharge of Senior Obligations has not occurred, such Senior Representative and (ii) at any time when clause (i) does not apply, the Controlling Collateral Agent (as defined in the First Lien Intercreditor Agreement) at such time.
“DIP Financing” has the meaning assigned to such term in Section 6.01.
“Discharge” means, with respect to any Shared Collateral and any Debt Facility, the date on which such Debt Facility and the Senior Obligations or Second Priority Debt Obligations thereunder, as the case may be, are no longer secured by and no longer required to be secured by such Shared Collateral pursuant to the terms of the documentation governing such Debt Facility. The term “Discharged” shall have a corresponding meaning.
“Discharge of First Lien Credit Agreement Obligations” means, the Discharge of the First Lien Credit Agreement Obligations with respect to Shared Collateral; provided that the Discharge of First Lien Credit Agreement Obligations shall not be deemed to have occurred in connection with a Refinancing of such First Lien Credit Agreement Obligations with an Additional Senior Debt Facility secured by such Shared Collateral under one or more Additional Senior Debt Documents which has been designated in writing by the First Lien Collateral Agent

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(under the First Lien Credit Agreement so Refinanced) to the Designated Senior Representative as the “First Lien Credit Agreement” for purposes of this Agreement.
“Discharge of Senior Obligations” means the date on which the Discharge of First Lien Credit Agreement Obligations and the Discharge of all Additional Senior Debt Obligations has occurred.
“First Lien Collateral Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement and shall include any successor Collateral Agent under the First Lien Credit Agreement.

“First Lien Credit Agreement” means that certain Amended and Restated Credit Agreement, dated as September [ ], 2013, among the Borrower, the lenders from time to time party thereto, Citibank, N.A., as administrative agent, the First Lien Collateral Agent and the other parties thereto, as further amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time and shall include any Replacement First Lien Credit Agreement.
“First Lien Credit Agreement Loan Documents” means the First Lien Credit Agreement and the other “Loan Documents” as defined in the First Lien Credit Agreement.
“First Lien Credit Agreement Obligations” means the “Secured Obligations” as defined in the First Lien Credit Agreement.
“First Lien Credit Agreement Secured Parties” means the “Secured Parties” as defined in the First Lien Pledge Agreement.
“First Lien Intercreditor Agreement” has the meaning assigned to the term “Pari-Passu Intercreditor Agreement” in the First Lien Credit Agreement.
“First Lien Pledge Agreement” means the “Pledge Agreement - PIC” as defined in the First Lien Credit Agreement.
“Grantors” means the Borrower, the other Guarantors, and each of their respective Subsidiaries or direct or indirect parent company of the Borrower which has granted a security

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interest pursuant to any Collateral Document to secure any Secured Obligations. The Grantors existing on the date hereof are listed on the signature pages hereto as Grantors.
“Guarantors” has the meaning assigned to such term in the First Lien Credit Agreement.
“Insolvency or Liquidation Proceeding” means:

(1)    any case commenced by or against the Borrower or any other Grantor under any Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Borrower or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Borrower or any other Grantor or any similar case or proceeding relative to the Borrower or any other Grantor or its creditors, as such, in each case whether or not voluntary;
(2)    any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Borrower or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or
(3)    any other proceeding of any type or nature in which substantially all claims of creditors of the Borrower or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.
“Joinder Agreement” means a supplement to this Agreement in substantially the form of Annex II or Annex III hereof.
“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any capitalized lease having substantially the same economic effect as any of the foregoing).
“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.
“Officer’s Certificate” has the meaning provided to such term in Section 8.08.

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“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.
“Pledged or Controlled Collateral” has the meaning assigned to such term in Section 5.05(a).
“Post-Petition Interest” means interest, fees, expenses and other charges that pursuant to the Senior Debt Documents or the Second Priority Debt Documents, as applicable, continue to accrue after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest, fees, expenses and other charges are allowed or allowable under the Bankruptcy Law or in any such Insolvency or Liquidation Proceeding.

“Proceeds” means the proceeds of any sale, collection or other liquidation of Shared Collateral and any payment or distribution made in respect of Shared Collateral in a Bankruptcy Case and any amounts received by any Senior Representative or any Senior Secured Party from a Second Priority Debt Party in respect of Shared Collateral pursuant to this Agreement.
“Recovery” has the meaning assigned to such term in Section 6.04.
“Refinance” means, in respect of any indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay, or to issue other indebtedness or enter into alternative financing arrangements, in exchange or replacement for such indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including, in each case, but not limited to, after the original instrument giving rise to such indebtedness has been terminated and including, in each case, through any credit agreement, indenture or other agreement. “Refinanced” and “Refinancing” have correlative meanings.

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“Registered Equivalent Notes” means, with respect to any notes originally issued in a Rule 144A or other private placement transaction under the Securities Act of 1933, substantially identical notes (having the same Guarantees) issued in a dollar-for-dollar exchange therefor pursuant to an exchange offer registered with the SEC.
“Representatives” means the Senior Representatives and the Second Priority Representatives.
“SEC” means the United States Securities and Exchange Commission and any successor agency thereto.
“Second Lien Credit Agreement” means [ ].
“Second Lien Credit Agreement Loan Documents” means the Second Lien Credit Agreement and the other “[ ]” as defined in the Second Lien Credit Agreement.
“Second Lien Credit Agreement Obligations” means the “[ ]” as defined in the Second Lien Credit Agreement.
“Second Lien Credit Agreement Secured Parties” means the “[ ]” as defined in the Second Lien Credit Agreement.
“Second Lien Security Agreement” means the “[ ]” as defined in the Second Lien Credit Agreement.
“Second Priority Class Debt” has the meaning assigned to such term in Section 8.09.
“Second Priority Class Debt Parties” has the meaning assigned to such term in Section 8.09.
“Second Priority Class Debt Representative” has the meaning assigned to such term in Section 8.09.
“Second Priority Collateral” means any “Collateral” as defined in any Second

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Lien Credit Agreement Loan Document or any other Second Priority Debt Document and any other assets of the Borrower or any other Grantor with respect to which a Lien is granted or purported to be granted or required to be granted pursuant to a Second Priority Collateral Document as security for any Second Priority Debt Obligation.
“Second Priority Collateral Documents” means the Second Lien Security Agreement, and the other “[Collateral Documents ]” as defined in the Second Lien Credit Agreement and each of the collateral agreements, security agreements and other instruments and documents executed and delivered by the Borrower or any other Grantor for purposes of providing collateral security for any Second Priority Debt Obligation.
“Second Priority Debt” means any Second Lien Credit Agreement Obligations and any Additional Second Priority Debt.
“Second Priority Debt Documents” means the Second Lien Credit Agreement Loan Documents and any Additional Second Priority Debt Documents.
“Second Priority Debt Facilities” means the Second Lien Credit Agreement and any Additional Second Priority Debt Facilities.
“Second Priority Debt Obligations” means the Second Lien Credit Agreement Obligations and any Additional Second Priority Debt Obligations.
“Second Priority Debt Parties” means the Second Lien Credit Agreement Secured Parties and any Additional Second Priority Debt Parties.
“Second Priority Enforcement Date” means, with respect to any Second Priority Representative, the date which is 180 days after the occurrence of both (i) an Event of Default (under and as defined in the Second Priority Debt Document for which such Second Priority Representative has been named as Representative) and (ii) the Designated Senior

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Representative’s and each other Representative’s receipt of written notice from such Second Priority Representative that (x) such Second Priority Representative is the Designated Second Priority Representative and that an Event of Default (under and as defined in the Second Priority Debt Document for which such Second Priority Representative has been named as Representative) has occurred and is continuing and (y) the Second Priority Debt Obligations of the series with respect to which such Second Priority Representative is the Second Priority Representative are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable Second Priority Debt Document; provided that the Second Priority Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred (1) at any time the Designated Senior Representative has commenced and is diligently pursuing any enforcement action with respect to all or any material portion of the Shared Collateral or (2) at any time the Grantor which has granted a security interest in such Shared Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding.
“Second Priority Majority Representatives” means Second Priority Representatives representing at least a majority of the then aggregate amount of Second Priority Debt Obligations.
“Second Priority Lien” means the Liens on the Second Priority Collateral in favor of Second Priority Debt Parties under Second Priority Collateral Documents.
“Second Priority Representative” means (i) in the case of the Second Lien Credit Agreement Obligations, the Second Lien Collateral Agent and (ii) in the case of any Second Priority Debt Facility incurred after the date hereof and the Second Priority Debt Parties thereunder, the trustee, administrative agent, collateral agent, security agent or similar agent

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under such Second Priority Debt Facility that is named as the Representative in respect of such Second Priority Debt Facility in the applicable Joinder Agreement.
“Secured Obligations” means the Senior Obligations and the Second Priority Debt Obligations.
“Secured Parties” means the Senior Secured Parties and the Second Priority Debt Parties.
“Senior Class Debt” has the meaning assigned to such term in Section 8.09.
“Senior Class Debt Parties” has the meaning assigned to such term in Section 8.09.
“Senior Class Debt Representative” has the meaning assigned to such term in Section 8.09.
“Senior Collateral” means any “Collateral” as defined in any First Lien Credit Agreement Loan Document or any other Senior Debt Document and any other assets of the Borrower or any other Grantor with respect to which a Lien is granted or purported to be granted or required to be granted pursuant to a Senior Collateral Document as security for any Senior Obligations.
“Senior Collateral Documents” means the First Lien Security Agreement and the other “Security Documents” as defined in the First Lien Credit Agreement, the First Lien Intercreditor Agreement (upon and after the initial execution and delivery thereof by the initial parties thereto) and each of the collateral agreements, security agreements and other instruments and documents executed and delivered by the Borrower or any other Grantor for purposes of providing collateral security for any Senior Obligation.
“Senior Debt Documents” means the First Lien Credit Agreement Loan

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Documents and any Additional Senior Debt Documents.
“Senior Facilities” means the First Lien Credit Agreement and any Additional Senior Debt Facilities.
“Senior Lien” means the Liens on the Senior Collateral in favor of the Senior Secured Parties under the Senior Collateral Documents.
“Senior Obligations” means the First Lien Credit Agreement Obligations and any Additional Senior Debt Obligations.
“Senior Representative” means (i) in the case of any First Lien Credit Agreement Obligations or the First Lien Credit Agreement Secured Parties, the First Lien Collateral Agent and (ii) in the case of any Additional Senior Debt Facility and the Additional Senior Debt Parties thereunder, the trustee, administrative agent, collateral agent, security agent or similar agent under such Additional Senior Debt Facility that is named as the Representative in respect of such Additional Senior Debt Facility hereunder or in the applicable Joinder Agreement.
“Senior Secured Parties” means the First Lien Credit Agreement Secured Parties and any Additional Senior Debt Parties.
“Shared Collateral” means, at any time, Collateral in which the holders of Senior Obligations under at least one Senior Facility and the holders of Second Priority Debt Obligations under at least one Second Priority Debt Facility (or their Representatives) hold a security interest at such time (or, in the case of the Senior Facilities, are deemed pursuant to Article II to hold a security interest). If, at any time, any portion of the Senior Collateral under one or more Senior Facilities does not constitute Second Priority Collateral under one or more Second Priority Debt Facilities, then such portion of such Senior Collateral shall constitute Shared Collateral only with respect to the Second Priority Debt Facilities for which it constitutes

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Second Priority Collateral and shall not constitute Shared Collateral for any Second Priority Debt Facility which does not have a security interest in such Collateral at such time.
“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.
“Uniform Commercial Code” or “UCC” means, unless otherwise specified, the Uniform Commercial Code as from time to time in effect in the State of New York.

SECTION 1.02.    Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (iii) the

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words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vi) the term “or” is not exclusive.

ARTICLE II

PRIORITIES AND AGREEMENTS WITH RESPECT TO SHARED COLLATERAL

SECTION 2.01.    Subordination.

(a)Notwithstanding the date, time, manner, method or order of filing or recordation of any document or instrument or of grant, attachment or perfection of any Liens granted to any Second Priority Representative or any Second Priority Debt Parties on the Shared Collateral or of any Liens granted to any Senior Representative or any other Senior Secured Party on the Shared Collateral (or any actual or alleged defect in any of the foregoing) and notwithstanding any provision of the UCC, any applicable law, any Second Priority Debt Document or any Senior Debt Document or any other circumstance whatsoever, each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, hereby agrees that (a) any Lien on the Shared Collateral securing any Senior Obligations now or hereafter held by or on behalf of any Senior Representative or any other Senior Secured Party or other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Shared Collateral securing any Second Priority Debt Obligations and (b) any Lien on the Shared Collateral securing any Second Priority Debt Obligations now or hereafter held by or on behalf of any Second Priority Representative, any Second Priority Debt Parties or any Second Priority Representative or other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Shared Collateral securing any Senior Obligations. All Liens on the Shared Collateral securing any Senior Obligations shall be and remain senior in all respects and prior to all Liens on the Shared Collateral securing any Second Priority Debt Obligations for all purposes, whether or not such Liens securing any Senior Obligations are subordinated to any Lien securing any other obligation of the Borrower, any Grantor or any other Person or otherwise subordinated, voided, avoided, invalidated or lapsed.

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SECTION 2.02.    Nature of Senior Lender Claims. Each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, acknowledges that (a) a portion of the Senior Obligations is revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, (b) the terms of the Senior Debt Documents and the Senior Obligations may be amended, supplemented or otherwise modified, and the Senior Obligations, or a portion thereof, may be Refinanced from time to time and (c) the aggregate amount of the Senior Obligations may be increased, in each case, without notice to or consent by the Second Priority Representatives or the Second Priority Debt Parties and without affecting the provisions hereof. The Lien priorities provided for in Section 2.01 shall not be altered or otherwise affected by any amendment, supplement or other modification, or any Refinancing, of either the Senior Obligations or the Second Priority Debt Obligations, or any portion thereof. As between the Borrower and the other Grantors and the Second Priority Debt Parties, the foregoing provisions will not limit or otherwise affect the obligations of the Borrower and the Grantors contained in any Second Priority Debt Document with respect to the incurrence of additional Senior Obligations.

SECTION 2.03.    Prohibition on Contesting Liens. Each of the Second Priority Representatives, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority or enforceability of any Lien securing any Senior Obligations held (or purported to be held) by or on behalf of any Senior Representative or any of the other Senior Secured Parties or other agent or trustee therefor in any

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Senior Collateral, and each Senior Representative, for itself and on behalf of each Senior Secured Party under its Senior Facility, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority or enforceability of any Lien securing any Second Priority Debt Obligations held (or purported to be held) by or on behalf of any of any Second Priority Representative or any of the Second Priority Debt Parties in the Second Priority Collateral. Notwithstanding the foregoing, no provision in this Agreement shall be construed to prevent or impair the rights of any Senior Representative to enforce this Agreement (including the priority of the Liens securing the Senior Obligations as provided in Section 2.01) or any of the Senior Debt Documents.
SECTION 2.04.    No Other Liens. The parties hereto agree that, so long as the Discharge of Senior Obligations has not occurred, none of the Grantors shall, or shall permit any of its subsidiaries to, grant or permit any Lien on any asset to secure any Second Priority Debt Obligation and no Second Priority Debt Party shall hold any Lien on any asset to secure any Second Priority Debt Obligation, unless such Grantor has granted, or concurrently therewith grants, a senior priority Lien on such asset to secure the Senior Obligations. To the extent that the provisions of the immediately preceding sentence are not complied with for any reason, without limiting any other right or remedy available to any Senior Representative or any other Senior Secured Party, each Second Priority Representative agrees, for itself and on behalf of the other Second Priority Debt Parties, that (i) each Second Priority Representative and the other Second Priority Debt Parties shall be deemed to hold and have held such Lien for the benefit of each of the Senior Priority Representatives and the other Senior Secured Parties and (ii) any

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amounts received by or distributed to any Second Priority Debt Party pursuant to or as a result of any Lien granted in contravention of this Section 2.04 shall be subject to Section 4.02.

SECTION 2.05    Perfection of Liens. Except for the limited agreements of the Senior Representatives pursuant to Section 5.05 hereof, none of the Senior Representatives or the Senior Secured Parties shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Shared Collateral for the benefit of the Second Priority Representatives or the Second Priority Debt Parties. The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the Senior Secured Parties and the Second Priority Debt Parties and shall not impose on the Senior Representatives, the Senior Secured Parties, the Second Priority Representatives, the Second Priority Debt Parties or any agent or trustee therefor any obligations in respect of the disposition of Proceeds of any Shared Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law.
SECTION 2.06.    Certain Cash Collateral. Notwithstanding anything in this Agreement or any other Senior Debt Documents or Second Priority Debt Documents to the contrary, collateral consisting of cash and cash equivalents pledged to secure First Lien Credit Agreement Obligations consisting of reimbursement obligations in respect of Letters of Credit or otherwise held by the First Lien Collateral Agent pursuant to Section 2.03(g), 2.17 or Article VIII of the First Lien Credit Agreement (or any equivalent successor provision) shall be applied as specified in the First Lien Credit Agreement and will not constitute Shared Collateral.

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ARTICLE III

ENFORCEMENT

SECTION 3.01.    Exercise of Remedies.

(a)    So long as the Discharge of Senior Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Grantor, (i) neither any Second Priority Representative nor any Second Priority Debt Party will (x) exercise or seek to exercise any rights or remedies (including setoff) with respect to any Shared Collateral in respect of any Second Priority Debt Obligations, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), (y) contest, protest or object to any foreclosure proceeding or action brought with respect to the Shared Collateral or any other Senior Collateral by any Senior Representative or any Senior Secured Party in respect of the Senior Obligations, the exercise of any right by any Senior Representative or any Senior Secured Party (or any agent or sub-agent on their behalf) in respect of the Senior Obligations under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which any Senior Representative or any Senior Secured Party either is a party or may have rights as a third party beneficiary, or any other exercise by any such party of any rights and remedies relating to the Shared Collateral under the Senior Debt Documents or otherwise in respect of the Senior Collateral or the Senior Obligations, or (z) object to the forbearance by the Senior Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Shared Collateral in respect of Senior Obligations and (ii) the Senior Representatives and the Senior Secured Parties shall have the exclusive right to enforce rights, exercise remedies (including setoff and the right to credit bid their debt) and make determinations regarding the release, disposition or restrictions with respect to the Shared Collateral without any consultation with or the consent of any Second Priority Representative or any Second Priority Debt Party; provided, however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against the Borrower or any other Grantor, any Second Priority Representative may file a claim or statement of interest with respect to the Second Priority Debt Obligations under its Second Priority Debt Facility, (B) any Second Priority Representative may take any action (not adverse to the prior Liens on the Shared Collateral securing the Senior Obligations or the rights of the Senior Representatives or the Senior Secured Parties to exercise remedies in respect thereof) in order to create, prove, perfect, preserve or protect (but not enforce) its rights in, and perfection and priority of its Lien on, the Shared Collateral, (C) any Second Priority Representative and the Second Priority Secured Parties may exercise their rights and remedies as unsecured creditors, to the extent provided in Section 5.04, (D) the Second Priority Debt Parties may file any responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Second Priority Debt Parties or the avoidance of any Second Priority Lien to the extent not inconsistent with the terms of this Agreement, and (E) from and after the Second Priority Enforcement Date, the Designated Second Priority Representative may exercise or seek to exercise any rights or remedies (including setoff) with respect to any Shared Collateral in respect of any Second Priority Debt Obligations, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure). In exercising rights and remedies with respect to the Senior Collateral, the Senior

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Representatives and the Senior Secured Parties may enforce the provisions of the Senior Debt Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion and without consultation with any Second Priority Representative or any other Second Priority Debt Party and regardless of whether any such exercise is adverse to the interest of any Second Priority Debt Party. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Shared Collateral upon foreclosure, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(b)So long as the Discharge of Senior Obligations has not occurred, except as expressly provided in the proviso in clause (ii) of Section 3.01(a), each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, agrees that it will not, in the context of its role as secured creditor, take or receive any Shared Collateral or any Proceeds of Shared Collateral in connection with the exercise of any right or remedy (including setoff) with respect to any Shared Collateral in respect of Second Priority Debt Obligations. Without limiting the generality of the foregoing, unless and until the Discharge of Senior Obligations has occurred, except as expressly provided in the proviso in clause (ii) of Section 3.01(a), the sole right of the Second Priority Representatives and the Second Priority Debt Parties with respect to the Shared Collateral is to hold a Lien on the Shared Collateral in respect of Second Priority Debt Obligations pursuant to the Second Priority Debt Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of Senior Obligations has occurred.

(c)Subject to the proviso in clause (ii) of Section 3.01(a), (i) each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, agrees that neither such Second Priority Representative nor any such Second Priority Debt Party will take any action that would hinder any exercise of remedies undertaken by any Senior Representative or any Senior Secured Party with respect to the Shared Collateral under the Senior Debt Documents, including any sale, lease, exchange, transfer or other disposition of the Shared Collateral, whether by foreclosure or otherwise, and (ii) each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, hereby waives any and all rights it or any such Second Priority Debt Party may have as a junior lien creditor or otherwise to object to the manner in which the Senior Representatives or the Senior Secured Parties seek to enforce or collect the Senior Obligations or the Liens granted on any of the Senior Collateral, regardless of whether any action or failure to act by or on behalf of any Senior Representative or any other Senior Secured Party is adverse to the interests of the Second Priority Debt Parties.

(d)Each Second Priority Representative hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Second Priority Debt Document shall be deemed to restrict in any way the rights and remedies of the Senior Representatives or the Senior Secured Parties with respect to the Senior Collateral as set forth in this Agreement and the Senior Debt Documents.

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(e)Subject to Section 3.01(a), the Designated Senior Representative shall have the exclusive right to exercise any right or remedy with respect to the Shared Collateral and shall have the exclusive right to determine and direct the time, method and place for exercising such right or remedy or conducting any proceeding with respect thereto. Following the Discharge of Senior Obligations, the Designated Second Priority Representative who may be instructed by the Second Priority Majority Representatives shall have the exclusive right to exercise any right or remedy with respect to the Collateral, and the Designated Second Priority Representative who may be instructed by the Second Priority Majority Representatives shall have the exclusive right to direct the time, method and place of exercising or conducting any proceeding for the exercise of any right or remedy available to the Second Priority Debt Parties with respect to the Collateral, or of exercising or directing the exercise of any trust or power conferred on the Second Priority Representatives, or for the taking of any other action authorized by the Second Priority Collateral Documents; provided, however, that nothing in this Section 3.01(e) shall impair the right of any Second Priority Representative or other agent or trustee acting on behalf of the Second Priority Debt Parties to take such actions with respect to the Collateral after the Discharge of Senior Obligations as may be otherwise required or authorized pursuant to any intercreditor agreement governing the Second Priority Debt Parties or the Second Priority Debt Obligations.

SECTION 3.02.    Cooperation. Subject to the proviso in clause (ii) of Section 3.01(a), each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, agrees that, unless and until the Discharge of Senior Obligations has occurred, it will not commence, or join with any Person (other than the Senior Secured Parties and the Senior Representatives upon the request of the Designated Senior Representative) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Shared Collateral under any of the Second Priority Debt Documents or otherwise in respect of the Second Priority Debt Obligations.
SECTION 3.03.    Actions upon Breach. Should any Second Priority Representative or any Second Priority Debt Party, contrary to this Agreement, in any way take, attempt to take or threaten to take any action with respect to the Shared Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement) or fail to take any action required by this Agreement, this Agreement shall create a rebuttable presumption and admission by such Second Priority Debt Party that any Senior Representative

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or other Senior Secured Party (in its or their own name or in the name of the Borrower or any other Grantor) or the Borrower may obtain (and any such Senior Representative or other Senior Secured Party may obtain) relief against such Second Priority Representative or such Second Priority Debt Party by injunction, specific performance or other appropriate equitable relief. Each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Facility, hereby (i) agrees that the Senior Secured Parties’ damages from the actions of the Second Priority Representatives or any Second Priority Debt Party may at that time be difficult to ascertain and may be irreparable and waives any defense that the Borrower, any other Grantor or the Senior Secured Parties cannot demonstrate damage or be made whole by the awarding of damages and (ii) irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by any Senior Representative or any other Senior Secured Party.

ARTICLE IV

PAYMENTS

SECTION 4.01.    Application of Proceeds. After an event of default under any Senior Debt Document has occurred and until such event of default is cured or waived, so long as the Discharge of Senior Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Grantor, the Shared Collateral or Proceeds thereof or any proceeds received in connection with the sale or other disposition of, or collection on, such Shared Collateral upon the exercise of remedies shall be applied by the Designated Senior Representative to the Senior Obligations in such order as specified in the relevant Senior Debt Documents (including the First Lien Intercreditor Agreement) until the Discharge of Senior Obligations has occurred; provided, that any non-cash Shared Collateral or non-cash proceeds will be held by the applicable Senior

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Representative as Shared Collateral unless the failure to apply such amounts would be commercially unreasonable. Upon the Discharge of Senior Obligations, each applicable Senior Representative shall deliver promptly to the Designated Second Priority Representative any Shared Collateral or Proceeds thereof held by it in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be applied by the Designated Second Priority Representative to the Second Priority Debt Obligations in such order as specified in the relevant Second Priority Debt Documents.
SECTION 4.02.    Payments Over. Unless and until the Discharge of Senior Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Grantor, any Shared Collateral or Proceeds thereof received by any Second Priority Representative or any Second Priority Debt Party in connection with the exercise of any right or remedy (including setoff) relating to the Shared Collateral, in contravention of this Agreement or otherwise, shall be segregated and held in trust for the benefit of and forthwith paid over to the Designated Senior Representative for the benefit of the Senior Secured Parties in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. The Designated Senior Representative is hereby authorized to make any such endorsements as agent for each of the Second Priority Representatives or any such Second Priority Debt Party. This authorization is coupled with an interest and is irrevocable.

ARTICLE V

Other Agreements

SECTION 5.01.    Releases.

(a)    Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, agrees that: (1) in connection with any exercise of any Senior Representatives’ rights or remedies in respect of the Shared

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Collateral, in each case prior to the Discharge of Senior Obligations, such Senior Representative, for itself or on behalf of any of the Senior Secured Parties, releases any of its Liens on any part of the Shared Collateral or such Senior Representative, for itself or on behalf of any of the Senior Secured Parties releases any Grantor from its obligations under its guaranty of the Senior Obligations, then the Liens, if any, of each Second Priority Representative, for itself or for the benefit of the Second Priority Debt Parties, on such Shared Collateral, and the obligations of such Grantor under its guaranty of the Second Priority Debt Obligations, shall be automatically, unconditionally and simultaneously released, (2) if in connection with any exercise of any Senior Representatives’ remedies, in each case prior to the Discharge of Senior Obligations, the equity interests of any Person are foreclosed upon or otherwise disposed of and such Senior Representative releases its Lien on the property or assets of such Person then the Liens of each Second Priority Representative with respect to the property or assets of such Person will be automatically released to the same extent as the Liens of such Senior Representative and (3) in the event of a sale, transfer or other disposition of any specified item of Shared Collateral (including all or substantially all of the equity interests of any subsidiary of the Borrower) other than a release granted upon or following the Discharge of Senior Obligations, the Liens granted to the Second Priority Representatives and the Second Priority Debt Parties upon such Shared Collateral to secure Second Priority Debt Obligations shall terminate and be released and any Grantor released from its obligations under its Guaranty of Senior Obligations released by a Senior Representative shall be released under its Guaranty of Second Priority Debt Obligations, automatically and without any further action, concurrently with the termination and release of all Liens granted upon such Shared Collateral to secure Senior Obligations; provided that, in the case of any such sale, transfer or other disposition of Shared Collateral (other than any sale, transfer or other disposition in connection with the enforcement or exercise of any rights or remedies with respect to the Shared Collateral), the Liens granted to the Second Priority Representatives and the Second Priority Debt Parties shall not be so released if such sale, transfer or other disposition is not permitted under the terms of any Second Priority Debt Document. Each Second Priority Representative, for itself or on behalf of any Second Priority Debt Parties represented by it, shall promptly execute and deliver to the Senior Representatives or such Grantor such termination statements, releases and other documents as any Senior Representative or such Grantor may request to effectively confirm the foregoing releases referred to in clauses (1) and (2) of the first sentence of this clause (a). Nothing in this Section 5.01(a) will be deemed to affect any agreement of a Second Priority Representative, for itself and on behalf of the Second Priority Debt Parties under its Second Priority Debt Facility, to release the Liens on the Second Priority Collateral as set forth in the relevant Second Priority Debt Documents.

(b)    Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, hereby irrevocably constitutes and appoints the Designated Senior Representative and any officer or agent of the Designated Senior Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Second Priority Representative or such Second Priority Debt Party or in the Designated Senior Representative’s own name, from time to time in the Designated Senior Representative’s discretion, for the purpose of carrying out the terms of Section 5.01(a), to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of Section 5.01(a), including any termination statements, endorsements or other instruments of transfer or release.

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(c)    Unless and until the Discharge of Senior Obligations has occurred, each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, hereby consents to the application, whether prior to or after an event of default under any Senior Debt Document of proceeds of Shared Collateral to the repayment of Senior Obligations pursuant to the Senior Debt Documents, provided that nothing in this Section 5.01(c) shall be construed to prevent or impair the rights of the Second Priority Representatives or the Second Priority Debt Parties to receive proceeds in connection with the Second Priority Debt Obligations not otherwise in contravention of this Agreement.

(d)    Notwithstanding anything to the contrary in any Second Priority Collateral Document, in the event the terms of a Senior Collateral Document and a Second Priority Collateral Document each require any Grantor (i) to make payment in respect of any item of Shared Collateral, (ii) to deliver or afford control over any item of Shared Collateral to, or deposit any item of Shared Collateral with, (iii) to register ownership of any item of Shared Collateral in the name of or make an assignment of ownership of any Shared Collateral or the rights thereunder to, (iv) cause any securities intermediary, commodity intermediary or other Person acting in a similar capacity to agree to comply, in respect of any item of Shared Collateral, with instructions or orders from, or to treat, in respect of any item of Shared Collateral, as the entitlement holder, (v) hold any item of Shared Collateral in trust for (to the extent such item of Shared Collateral cannot be held in trust for multiple parties under applicable law), (vi) obtain the agreement of a bailee or other third party to hold any item of Shared Collateral for the benefit of or subject to the control of or, in respect of any item of Shared Collateral, to follow the instructions of or (vii) obtain the agreement of a landlord with respect to access to leased premises where any item of Shared Collateral is located or waivers or subordination of rights with respect to any item of Shared Collateral in favor of, in any case, both the Designated Senior Representative and any Second Priority Representative or Second Priority Debt Party, such Grantor may, until the applicable Discharge of Senior Obligations has occurred, comply with such requirement under the Second Priority Collateral Document as it relates to such Shared Collateral by taking any of the actions set forth above only with respect to, or in favor of, the Designated Senior Representative. Until the Discharge of Senior Obligations occurs, to the extent that any Senior Representative or Senior Secured Parties (i) have released any Lien on Shared Collateral or any Grantor from its obligation under its guaranty and any such Liens or guaranty are later reinstated or (ii) obtain any new liens or additional guarantees from any Grantor, then each Second Priority Representative, for itself and for the Second Priority Debt Parties represented by it, shall be granted a Lien on any such Shared Collateral, subject to the lien subordination provisions of this Agreement, and each Second Priority Representative, for itself and for the Second Priority Debt Parties represented by it, shall be granted an additional guaranty, as the case may be.

SECTION 5.02.    Insurance and Condemnation Awards. Unless and until the Discharge of Senior Obligations has occurred, the Designated Senior Representative and the Senior Secured Parties shall have the sole and exclusive right, subject to the rights of the Grantors under the Senior Debt Documents, (a) to be named as additional insured and loss payee

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under any insurance policies maintained from time to time by any Grantor, (b) to adjust settlement for any insurance policy covering the Shared Collateral in the event of any loss thereunder and (c) to approve any award granted in any condemnation or similar proceeding affecting the Shared Collateral. Unless and until the Discharge of Senior Obligations has occurred, all proceeds of any such policy and any such award, if in respect of the Shared Collateral, shall be paid (i) first, prior to the occurrence of the Discharge of Senior Obligations, to the Designated Senior Representative for the benefit of Senior Secured Parties pursuant to the terms of the Senior Debt Documents, (ii) second, after the occurrence of the Discharge of Senior Obligations, to the Designated Second Priority Representative for the benefit of the Second Priority Debt Parties pursuant to the terms of the applicable Second Priority Debt Documents and (iii) third, if no Second Priority Debt Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. If any Second Priority Representative or any Second Priority Debt Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Designated Senior Representative in accordance with the terms of Section 4.02.
SECTION 5.03.    Amendments to Debt Documents.

(a)    The Senior Debt Documents may be amended, restated, supplemented or otherwise modified in accordance with their terms, and the Indebtedness under the Senior Debt Documents may be Refinanced, in each case, without the consent of any Second Priority Debt Party; provided, however, that, without the consent of the Second Priority Majority Representatives, no such amendment, restatement, supplement, modification or Refinancing (or successive amendments, restatements, supplements, modifications or Refinancings) shall contravene any provision of this Agreement.

(b)    Without the prior written consent of the Senior Representatives, no Second Priority Debt Document may be amended, restated, supplemented or otherwise modified, or entered into, and no Indebtedness under the Second Priority Debt Documents may be Refinanced, to the extent such amendment, restatement, supplement or modification or Refinancing, or the terms of such new Second Priority Debt Document, would (i) contravene the

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provisions of this Agreement, (ii) change to earlier dates any scheduled dates for payment of principal (including the final maturity date) under such Second Priority Debt Document or of interest on Indebtedness under such Second Priority Debt Document, (iii) modify (or have the effect of a modification of) the mandatory prepayment provisions of the applicable Second Priority Debt Document for such Second Priority Debt Facility in a manner that would result in the weighted average life to maturity being less than the weighted average life to maturity of the Second Priority Debt under such Second Priority Debt Document prior to giving effect thereto or (iv) reduce the capacity to incur Indebtedness for borrowed money constituting Senior Obligations to an amount less than the aggregate principal amount of term loans and aggregate principal amount of revolving commitments, in each case, under the Senior Debt Documents on the day of any such amendment, restatement, supplement, modification or Refinancing; provided that the holders (and their representatives) of any such Refinancing indebtedness execute a Joinder Agreement or otherwise bind themselves in writing to the terms of this Agreement.

(c)    Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, agrees that each Second Priority Collateral Document under its Second Priority Debt Facility shall include the following language (or language to similar effect reasonably approved by the Designated Senior Representative):

“Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the [Second Priority Representative] pursuant to this Agreement are expressly subject and subordinate to the liens and security interests granted in favor of the Senior Secured Parties (as defined in the Intercreditor Agreement referred to below), including liens and security interests granted to Citibank, N.A., as collateral agent, pursuant to or in connection with the Amended and Restated Credit Agreement, dated as of September [ ], 2013, among the Borrower, the lenders from time to time party thereto, Citibank, N.A., as administrative agent and collateral agent, and the other parties thereto, as further amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time and (ii) the exercise of any right or remedy by the [Second Priority Representative] hereunder is subject to the limitations and provisions of the Junior Lien Intercreditor Agreement dated as of [ ], (as amended, restated, supplemented or otherwise modified from time to time, the “Junior Lien Intercreditor Agreement”), among Citibank, N.A., as First Lien Collateral Agent, [ ], as Second Lien Collateral Agent, Parent, the Borrower and its subsidiaries and affiliated entities party thereto. In the event of any conflict between the terms of the Junior Lien Intercreditor Agreement and the terms of this Agreement, the terms of the Junior Lien Intercreditor Agreement shall govern.”
(d)    In the event that each applicable Senior Representative and/or the Senior Secured Parties enter into any amendment, waiver or consent in respect of any of the Senior Collateral Documents for the purpose of adding to or deleting from, or waiving or consenting to any departures from any provisions of, any Senior Collateral Document or changing in any manner the rights of the Senior Representatives, the Senior Secured Parties, the Borrower or any other Grantor thereunder (including the release of any Liens in Senior Collateral) in a manner that is applicable to all Senior Facilities, then such amendment, waiver or consent shall apply automatically to any comparable provision of each comparable Second Priority Collateral Document without the consent of any Second Priority Representative or any Second Priority Debt Party and without any action by any Second Priority Representative, the Borrower or any other Grantor; provided, however, that (i) no such amendment, waiver or

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consent shall (A) remove assets subject to the Second Priority Liens or release any such Liens, except to the extent that such release is permitted or required by Section 5.01(a) and provided that there is a concurrent release of the corresponding Senior Liens or (B) amend, modify or otherwise affect the rights or duties of any Second Priority Representative in its role as Second Priority Representative without its prior written consent and (ii) written notice of such amendment, waiver or consent shall have been given to each Second Priority Representative promptly after the effectiveness of such amendment, waiver or consent.

(e)    The Borrower agrees to deliver to each of the Designated Senior Representative and the Designated Second Priority Representative copies of (i) any amendments, supplements or other modifications to the Senior Debt Documents or the Second Priority Debt Documents and (ii) any new Senior Debt Documents or Second Priority Debt Documents promptly after effectiveness thereof.

SECTION 5.04.    Rights as Unsecured Creditors. Notwithstanding anything to the contrary in this Agreement, the Second Priority Representatives and the Second Priority Debt Parties may exercise rights and remedies as unsecured creditors against the Borrower and any other Grantor in accordance with the terms of the Second Priority Debt Documents and applicable law so long as such rights and remedies do not violate any express provision of this Agreement. Nothing in this Agreement shall prohibit the receipt by any Second Priority Representative or any Second Priority Debt Party of the required payments of principal, premium, interest, fees and other amounts due under the Second Priority Debt Documents so long as such receipt is not the direct or indirect result of the exercise in contravention of this Agreement by a Second Priority Representative or any Second Priority Debt Party of rights or remedies as a secured creditor in respect of Shared Collateral. In the event any Second Priority Representative or any Second Priority Debt Party becomes a judgment lien creditor in respect of Shared Collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Second Priority Debt Obligations, such judgment lien shall be subordinated to the Liens securing Senior Obligations on the same basis as the other Liens securing the Second Priority Debt Obligations are so subordinated to such Liens securing Senior Obligations under this Agreement. Nothing in this Agreement shall impair or otherwise

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adversely affect any rights or remedies the Senior Representatives or the Senior Secured Parties may have with respect to the Senior Collateral.
SECTION 5.05.    Gratuitous Bailee for Perfection.

(a)    Each Senior Representative acknowledges and agrees that if it shall at any time hold a Lien securing any Senior Obligations on any Shared Collateral that can be perfected by the possession or control of such Shared Collateral or of any account in which such Shared Collateral is held, and if such Shared Collateral or any such account is in fact in the possession or under the control of such Senior Representative, or of agents or bailees of such Person (such Shared Collateral being referred to herein as the “Pledged or Controlled Collateral”), or if it shall any time obtain any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral, the applicable Senior Representative shall also hold such Pledged or Controlled Collateral, or take such actions with respect to such landlord waiver, bailee’s letter or similar agreement or arrangement, as sub-agent or gratuitous bailee for the relevant Second Priority Representatives, in each case solely for the purpose of perfecting the Liens granted under the relevant Second Priority Collateral Documents and subject to the terms and conditions of this Section 5.05.

(b)    Except as otherwise specifically provided herein, until the Discharge of Senior Obligations has occurred, the Senior Representatives and the Senior Secured Parties shall be entitled to deal with the Pledged or Controlled Collateral in accordance with the terms of the Senior Debt Documents as if the Liens under the Second Priority Collateral Documents did not exist. The rights of the Second Priority Representatives and the Second Priority Debt Parties with respect to the Pledged or Controlled Collateral shall at all times be subject to the terms of this Agreement.

(c)    The Senior Representatives and the Senior Secured Parties shall have no obligation whatsoever to the Second Priority Representatives or any Second Priority Debt Party to assure that any of the Pledged or Controlled Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Shared Collateral, except as expressly set forth in this Section 5.05. The duties or responsibilities of the Senior Representatives under this Section 5.05 shall be limited solely to holding or controlling the Shared Collateral and the related Liens referred to in paragraphs (a) and (b) of this Section 5.05 as sub--agent and gratuitous bailee for the relevant Second Priority Representative for purposes of perfecting the Lien held by such Second Priority Representative.

(d)    The Senior Representatives shall not have by reason of the Second Priority Collateral Documents or this Agreement, or any other document, a fiduciary relationship in respect of any Second Priority Representative or any Second Priority Debt Party, and each, Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, hereby waives and releases the Senior Representatives from all claims and liabilities arising pursuant to the Senior Representatives’ roles under this Section 5.05 as sub-agents and gratuitous bailees with respect to the Shared Collateral.

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(e)    Upon the Discharge of Senior Obligations, each applicable Senior Representative shall, at the Grantors’ sole cost and expense, (i) (A) deliver to the Designated Second Priority Representative, to the extent that it is legally permitted to do so, all Shared Collateral, including all proceeds thereof, held or controlled by such Senior Representative or any of its agents or bailees, including the transfer of possession and control, as applicable, of the Pledged or Controlled Collateral, together with any necessary endorsements and notices to depositary banks, securities intermediaries and commodities intermediaries, and assign its rights under any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral, or (B) direct and deliver such Shared Collateral as a court of competent jurisdiction may otherwise direct, (ii) notify any applicable insurance carrier that it is no longer entitled to be a loss payee or additional insured under the insurance policies of any Grantor issued by such insurance carrier and (iii) notify any governmental authority involved in any condemnation or similar proceeding involving any Grantor that the Designated Second Party Representative is entitled to approve any awards granted in such proceeding. The Borrower and the other Grantors shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify each Senior Representative for loss or damage suffered by such Senior Representative as a result of such transfer, except for loss or damage suffered by any such Person as a result of its own willful misconduct, gross negligence or bad faith. The Senior Representatives have no obligations to follow instructions from any Second Priority Representative or any other Second Priority Debt Party in contravention of this Agreement.

(f)    None of the Senior Representatives nor any of the other Senior Secured Parties shall be required to marshal any present or future collateral security for any obligations of the Borrower or any Subsidiary to any Senior Representative or any Senior Secured Party under the Senior Debt Documents or any assurance of payment in respect thereof, or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security or any assurance of payment in respect thereof shall be cumulative and in addition to all other rights, however existing or arising.

SECTION 5.06.    When Discharge of Senior Obligations Deemed To Not Have Occurred. If, at any time substantially concurrently with or after the occurrence of the Discharge of Senior Obligations, the Borrower or any Subsidiary consummates any Refinancing of any Senior Obligations, then such Discharge of Senior Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such first Discharge of Senior Obligations) and the applicable agreement governing such Senior Obligations shall automatically be treated as a Senior Debt Document for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Shared Collateral set forth herein and the agent, representative or trustee for the holders of such Senior Obligations shall be the Senior Representative for all purposes of this Agreement. Upon receipt of notice of such incurrence (including the identity of the new Senior Representative), each Second Priority Representative (including the Designated Second Priority Representative) shall promptly (a) enter into such documents and agreements, including amendments or supplements to this Agreement, as the Borrower or such new Senior Representative shall reasonably request in writing in order to provide the new Senior Representative the rights of a Senior Representative contemplated hereby, (b) deliver to such Senior Representative, to the extent that it is legally permitted to do so, all Shared Collateral, including all proceeds thereof, held or controlled by

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such Second Priority Representative or any of its agents or bailees, including the transfer of possession and control, as applicable, of the Pledged or Controlled Collateral, together with any necessary endorsements and notices to depositary banks, securities intermediaries and commodities intermediaries, and assign its rights under any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral, (c) notify any applicable insurance carrier that it is no longer entitled to be a loss payee or additional insured under the insurance policies of any Grantor issued by such insurance carrier and (d) notify any governmental authority involved in any condemnation or similar proceeding involving a Grantor that the new Senior Representative is entitled to approve any awards granted in such proceeding.

SECTION 5.07.    Purchase Right. Without prejudice to the enforcement of the Senior Secured Parties remedies, the Senior Secured Parties agree that following (a) the acceleration of the Senior Obligations in accordance with the terms of the First Lien Credit Agreement or (b) the commencement of an Insolvency or Liquidation Proceeding (each, a “Purchase Event”), within thirty (30) days of the Purchase Event, one or more of the Second Priority Debt Parties may request, and the Senior Secured Parties hereby offer the Second Priority Debt Parties the option, to purchase all, but not less than all, of the aggregate amount of outstanding Senior Obligations (including unfunded commitments under any Senior Debt Document) outstanding at the time of purchase at par, plus any premium that would be applicable upon prepayment of the Senior Obligations and accrued and unpaid interest and fees (including breakage costs and, in the case of any secured hedging obligations, the amount that would be payable by the relevant Grantor thereunder if such Grantor were to terminate the hedge agreement in respect thereof on the date of the purchase or, if not terminated an amount determined by the relevant Senior Secured Party to be necessary to collateralize its credit risk arising out of such agreement and, if applicable, the cash collateral to be furnished to the Senior Secured Parties providing letters of credit under the Senior Debt Documents in such amounts (not to exceed [103]% thereof) as such Senior Secured Party determines is reasonable necessary to secure such Senior Secured Party in connection with any such outstanding and undrawn letters

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of credit), without warranty or representation or recourse (except for representations and warranties required to be made by assigning lenders pursuant to the Assignment and Assumption (as such term is defined in the First Lien Credit Agreement)). If such right is exercised, the parties shall endeavor to close promptly thereafter but in any event within ten (10) Business Days of the request. If one or more of the Second Priority Debt Parties exercise such purchase right, it shall be exercised pursuant to documentation mutually acceptable to each of the Senior Representative and the Second Priority Representative. If none of the Second Priority Debt Parties exercise such right, the Senior Secured Parties shall have no further obligations pursuant to this Section 5.07 for such Purchase Event and may take any further actions in their sole discretion in accordance with the Senior Debt Documents and this Agreement. Each Senior Secured Party will retain all rights to indemnification provided in the relevant Senior Debt Document for all claims and other amounts relating to period prior to the purchase of the Senior Obligations pursuant to this Section 5.07.
ARTICLE VI
INSOLVENCY OR LIQUIDATION PROCEEDINGS.
SECTION 6.01.    Financing Issues. Until the Discharge of Senior Obligations has occurred, if the Borrower or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and any Senior Representative or any Senior Secured Party shall desire to consent (or not object) to the sale, use or lease of cash or other collateral or to consent (or not object) to the Borrower’s or any other Grantor’s obtaining financing under Section 363 or Section 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law (“DIP Financing”), then each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, agrees that it will raise no objection to and will not otherwise contest (a) such sale, use or lease of such cash or other

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collateral, unless a Senior Representative or any other Senior Secured Party shall oppose or object to such use of cash collateral (in which case, no Second Priority Representative nor any other Second Priority Debt Party shall seek any relief in connection therewith that is inconsistent with the relief being sought by the Senior Secured Parties); (b) such DIP Financing, unless a Senior Representative or any other Senior Secured Party shall oppose or object to such DIP Financing (provided that the foregoing shall not prevent the Second Priority Debt Parties from proposing any other DIP Financing to any Grantors or to a court of competent jurisdiction), and, except to the extent permitted by the proviso in clause (ii) of Section 3.01(a) and Section 6.03, will not request adequate protection or any other relief in connection therewith and, to the extent the Liens securing any Senior Obligations are subordinated or pari passu with such DIP Financing, will subordinate (and will be deemed hereunder to have subordinated) its Liens in the Shared Collateral to (x) such DIP Financing (and all obligations relating thereto) on the same basis as the Liens securing the Second Priority Debt Obligations are so subordinated to Liens securing Senior Obligations under this Agreement, (y) any adequate protection Liens provided to the Senior Secured Parties, and (z) to any “carve-out” for professional and United States Trustee fees agreed to by the Senior Representatives; (c) any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of Senior Obligations made by any Senior Representative or any other Senior Secured Party; (d) any exercise by any Senior Secured Party of the right to credit bid Senior Obligations at any sale in foreclosure of Senior Collateral under Section 363(k) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law; (e) any other request for judicial relief made in any court by any Senior Secured Party relating to the lawful enforcement of any Lien on Senior Collateral; or (f) any order relating to a sale or other disposition of assets of any Grantor to which any Senior

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Representative has consented or not objected that provides, to the extent such sale or other disposition is to be free and clear of Liens, that the Liens securing the Senior Obligations and the Second Priority Debt Obligations will attach to the proceeds of the sale on the same basis of priority as the Liens on the Shared Collateral securing the Senior Obligations rank to the Liens on the Shared Collateral securing the Second Priority Debt Obligations pursuant to this Agreement. Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, agrees that notice received two Business Days prior to the entry of an order approving such usage of cash or other collateral or approving such financing shall be adequate notice.

SECTION 6.02.    Relief from the Automatic Stay. Until the Discharge of Senior Obligations has occurred, each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding or take any action in derogation thereof, in each case in respect of any Shared Collateral, without the prior written consent of the Designated Senior Representative.

SECTION 6.03.    Adequate Protection. Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, agrees that none of them shall (A) object, contest or support any other Person objecting to or contesting (a) any request by any Senior Representative or any Senior Secured Parties for adequate protection, (b) any objection by any Senior Representative or any Senior Secured Parties to any motion, relief, action or proceeding based on any Senior Representative’s or Senior Secured Party’s claiming a lack of adequate protection or (c) the payment of interest, fees, expenses or other amounts of any Senior Representative or any other Senior Secured Party under Section 506(b) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law or (B) assert or support any claim for costs or expenses of preserving or disposing of any Collateral under Section 506(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law. Notwithstanding anything contained in this Section 6.03 or in Section 6.01, in any Insolvency or Liquidation Proceeding, (i) if the Senior Secured Parties (or any subset thereof) are granted adequate protection in the form of additional collateral or superpriority claims in connection with any DIP Financing or use of cash collateral under Section 363 or 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy

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Law, then each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, may seek or request adequate protection in the form of a replacement Lien or superpriority claim on such additional collateral, which (A) Lien is subordinated to the Liens securing all Senior Obligations and such DIP Financing (and all obligations relating thereto) on the same basis as the other Liens securing the Second Priority Debt Obligations are so subordinated to the Liens securing Senior Obligations under this Agreement and (B) superpriority claim is subordinated to all superpriority claims of the Senior Secured Parties on the same basis as the other claims of the Second Priority Debt Parties are so subordinated to the claims of the Senior Secured Parties under this Agreement, (ii) in the event any Second Priority Representatives, for themselves and on behalf of the Second Priority Debt Parties under their Second Priority Debt Facilities, seek or request adequate protection and such adequate protection is granted (in each instance, to the extent such grant is otherwise permissible under the terms and conditions of this Agreement) in the form of additional or replacement collateral, then such Second Priority Representatives, for themselves and on behalf of each Second Priority Debt Party under their Second Priority Debt Facilities, agree that each Senior Representative shall also be granted a senior Lien on such additional or replacement collateral as security for the Senior Obligations and any such DIP Financing and that any Lien on such additional or replacement collateral securing the Second Priority Debt Obligations shall be subordinated to the Liens on such collateral securing the Senior Obligations and any such DIP Financing (and all obligations relating thereto) and any other Liens granted to the Senior Secured Parties as adequate protection on the same basis as the other Liens securing the Second Priority Debt Obligations are so subordinated to such Liens securing Senior Obligations under this Agreement (and, to the extent the Senior Secured Parties are not granted such adequate protection in such form, any amounts recovered by or distributed to any Second Priority Debt Party pursuant to or as a result of any Lien on such additional or replacement collateral so granted to the Second Priority Debt Parties shall be subject to Section 4.02), and (iii) in the event any Second Priority Representatives, for themselves and on behalf of the Second Priority Debt Parties under their Second Priority Debt Facilities, seek or request adequate protection and such adequate protection is granted (in each instance, to the extent such grant is otherwise permissible under the terms and conditions of this Agreement) in the form of a superpriority claim, then such Second Priority Representatives, for themselves and on behalf of each Second Priority Debt Party under their Second Priority Debt Facilities, agree that each Senior Representative shall also be granted adequate protection in the form of a superpriority claim, which superpriority claim shall be senior to the superpriority claim of the Second Priority Debt Parties (and, to the extent the Senior Secured Parties are not granted such adequate protection in such form, any amounts recovered by or distributed to any Second Priority Debt Party pursuant to or as a result of any such superpriority claim so granted to the Second Priority Debt Parties shall be subject to Section 4.02).
SECTION 6.04.    Preference Issues. If any Senior Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to disgorge, turn over or otherwise pay any amount to the estate of the Borrower or any other Grantor (or any trustee, receiver or similar Person therefor), because the payment of such amount was declared to be fraudulent or

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preferential in any respect or for any other reason, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of setoff or otherwise, then the Senior Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the Senior Secured Parties shall be entitled to the benefits of this Agreement until a Discharge of Senior Obligations with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, hereby agrees that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

SECTION 6.05.    Separate Grants of Security and Separate Classifications. Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, acknowledges and agrees that (a) the grants of Liens pursuant to the Senior Collateral Documents and the Second Priority Collateral Documents constitute separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the Shared Collateral, the Second Priority Debt Obligations are fundamentally different from the Senior Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding. To

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further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that any claims of the Senior Secured Parties and the Second Priority Debt Parties in respect of the Shared Collateral constitute a single class of claims (rather than separate classes of senior and junior secured claims), then each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, hereby acknowledges and agrees that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Shared Collateral, with the effect being that, to the extent that the aggregate value of the Shared Collateral is sufficient (for this purpose ignoring all claims held by the Second Priority Debt Parties), the Senior Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing (or that would be owing if there were such separate classes of senior and junior secured claims) in respect of Post-Petition Interest, including any additional interest payable pursuant to the Senior Debt Documents, arising from or related to a default, which is disallowed as a claim in any Insolvency or Liquidation Proceeding) before any distribution is made in respect of the Second Priority Debt Obligations, and each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, hereby acknowledges and agrees to turn over to the Designated Senior Representative amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Priority Debt Parties.

SECTION 6.06.    No Waivers of Rights of Senior Secured Parties. Nothing contained herein shall, except as expressly provided herein, prohibit or in any way limit any Senior Representative or any other Senior Secured Party from objecting in any Insolvency or

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Liquidation Proceeding or otherwise to any action taken by any Second Priority Debt Party, including the seeking by any Second Priority Debt Party of adequate protection or the assertion by any Second Priority Debt Party of any of its rights and remedies under the Second Priority Debt Documents or otherwise.

SECTION 6.07.    Application. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law, shall be effective before, during and after the commencement of any Insolvency or Liquidation Proceeding. The relative rights as to the Shared Collateral and proceeds thereof shall continue after the commencement of any Insolvency or Liquidation Proceeding on the same basis as prior to the date of the petition therefor, subject to any court order approving the financing of, or use of cash collateral by, any Grantor. All references herein to any Grantor shall include such Grantor as a debtor-in-possession and any receiver or trustee for such Grantor.

SECTION 6.08.    Other Matters. To the extent that any Second Priority Representative or any Second Priority Debt Party has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law with respect to any of the Shared Collateral, such Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, or such Second Priority Debt Party agrees not to assert any such rights without the prior written consent of each Senior Representative, provided that if requested by any Senior Representative, such Second Priority Representative shall timely exercise such rights in the manner requested by the Senior Representatives (acting unanimously), including any rights to payments in respect of such rights.

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SECTION 6.09.    506(c) Claims. Until the Discharge of Senior Obligations has occurred, each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, agrees that it will not assert or enforce any claim under Section 506(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law senior to or on a parity with the Liens securing the Senior Obligations for costs or expenses of preserving or disposing of any Shared Collateral.

SECTION 6.10.    Reorganization Securities.

(a)    If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, on account of both the Senior Obligations and the Second Priority Debt Obligations, then, to the extent the debt obligations distributed on account of the Senior Obligations and on account of the Second Priority Debt Obligations are secured by Liens upon the same assets or property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

(b)    No Second Priority Debt Party (whether in the capacity of a secured creditor or an unsecured creditor) shall propose, vote in favor of, or otherwise directly or indirectly support any plan of reorganization that is inconsistent with the priorities or other provisions of this Agreement, other than with the prior written consent of the Designated Senior Representative or to the extent any such plan is proposed or supported by the number of Senior Secured Debt Parties required under Section 1126(d) of the Bankruptcy Code.

SECTION 6.11.    Section 1111(b) of the Bankruptcy Code. Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, shall not object to, oppose, support any objection, or take any other action to impede, the right of any Senior Secured Party to make an election under Section 1111(b)(2) of the Bankruptcy Code. Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, waives any claim it may hereafter have against any senior claimholder arising out of the election by any Senior Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code.

SECTION 6.12.    Post-Petition Interest.

(a)    None of any Second Priority Representative or any other Second Priority Debt Party shall oppose or seek to challenge any claim by any Senior Representative, or any other Senior Secured Party for allowance in any Insolvency or Liquidation Proceeding of Senior Obligations consisting of Post-Petition Interest to the extent of the value of the Lien of the Senior Representatives on behalf of the Senior Secured Parties on the Shared Collateral or any other Senior Secured Party’s Lien, without regard to the

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existence of the Liens of the Second Priority Representatives on behalf of the Second Priority Debt Parties on the Shared Collateral.
(b)    None of any Senior Representative or any other Senior Secured Party shall oppose or seek to challenge any claim by any Second Priority Representative or any other Second Priority Debt Party for allowance in any Insolvency or Liquidation Proceeding of Second Priority Debt Obligations consisting of Post-Petition Interest to the extent of the value of the Lien of the Second Priority Representatives on behalf of the Second Priority Debt Parties on the Shared Collateral (after taking into account the value of the Senior Obligations).
ARTICLE VII

RELIANCE; ETC.

SECTION 7.01.    Reliance. All loans and other extensions of credit made or deemed made on and after the date hereof by the Senior Secured Parties to the Borrower or any Subsidiary shall be deemed to have been given and made in reliance upon this Agreement. Each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, acknowledges that it and such Second Priority Debt Parties have, independently and without reliance on any Senior Representative or other Senior Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Second Priority Debt Documents to which they are party or by which they are bound, this Agreement and the transactions contemplated hereby and thereby, and they will continue to make their own credit decisions in taking or not taking any action under the Second Priority Debt Documents or this Agreement.

SECTION 7.02.     No Warranties or Liability. Each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, acknowledges and agrees that neither any Senior Representative nor any other Senior Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of

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the Senior Debt Documents, the ownership of any Shared Collateral or the perfection or priority of any Liens thereon. The Senior Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the Senior Debt Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Senior Secured Parties may manage their loans and extensions of credit without regard to any rights or interests that the Second Priority Representatives and the Second Priority Debt Parties have in the Shared Collateral or otherwise, except as otherwise provided in this Agreement. Neither any Senior Representative nor any other Senior Secured Party shall have any duty to any Second Priority Representative or Second Priority Debt Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreement with the Borrower or any Subsidiary (including the Second Priority Debt Documents), regardless of any knowledge thereof that they may have or be charged with. Except as expressly set forth in this Agreement, the Senior Representatives, the Senior Secured Parties, the Second Priority Representatives and the Second Priority Debt Parties have not otherwise made to each other, nor do they hereby make to each other, any warranties, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value or collectability of any of the Senior Obligations, the Second Priority Debt Obligations or any guarantee or security which may have been granted to any of them in connection therewith, (b) any Grantor’s title to or right to transfer any of the Shared Collateral or (c) any other matter except as expressly set forth in this Agreement.

SECTION 7.03.    Obligations Unconditional. All rights, interests, agreements and obligations of the Senior Representatives, the Senior Secured Parties, the Second

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Priority Representatives and the Second Priority Debt Parties hereunder shall remain in full force and effect irrespective of:

(a)    any lack of validity or enforceability of any Senior Debt Document or any Second Priority Debt Document;
(b)    any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Obligations or Second Priority Debt Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the First Lien Credit Agreement or any other Senior Debt Document or of the terms of the Second Lien Credit Agreement or any other Second Priority Debt Document;
(c)    any exchange of any security interest in any Shared Collateral or any other collateral or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Obligations or Second Priority Debt Obligations or any guarantee thereof;
(d)    the commencement of any Insolvency or Liquidation Proceeding in respect of the Borrower or any other Grantor; or
(e)    any other circumstances that otherwise might constitute a defense available to (i) the Borrower or any other Grantor in respect of the Senior Obligations (other than the Discharge of Senior Obligations subject to Sections 5.06 and 6.04) or (ii) any Second Priority Representative or Second Priority Debt Party in respect of this Agreement.
SECTION 7.04.    No Waiver of Lien Priorities.

(a)    No right of the Senior Secured Parties, the Senior Representatives or any of them to enforce any provision of this Agreement or any Senior Debt Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrower or any other Grantor or by any act or failure to act by any Senior Secured Party or Senior Representative, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Senior Debt Documents or any of the Second Priority Debt Documents, regardless of any knowledge thereof which any other Senior Representative, or any Senior Secured Party, or any of them, may have or be otherwise charged with.
(b)    Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Borrower and the other Grantors under the Senior Debt Documents and subject to the provisions of Section 5.03(a)), the Senior Secured Parties, the Senior Representatives, and any of them may, at any time and from time to time in accordance with the Senior Debt Documents and/or applicable law, without the consent of, or notice to, any Second Priority Representative or any other Second Priority Debt Party, without incurring any liabilities to any Second Priority Representative or any other

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Second Priority Debt Party and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of any Second Priority Representative, or any other Second Priority Debt Party is affected, impaired or extinguished thereby) do any one or more of the following:
(1)    change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the Senior Obligations or any Lien on any Shared Collateral or guaranty of any of the Senior Obligations or any liability of the Borrower or any other Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the Senior Obligations, without any restriction as to the tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by any Senior Representative, or any of the other Senior Secured Parties, the Senior Obligations or any of the Senior Debt Documents;
(2)    sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Shared Collateral or any liability of the Borrower or any other Grantor to any of the Senior Secured Parties or the Senior Representatives, or any liability incurred directly or indirectly in respect thereof;
(3)    settle or compromise any Senior Obligation or any other liability of the Borrower or any other Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the Senior Obligations) in any manner or order; and
(4)    exercise or delay in or refrain from exercising any right or remedy against the Borrower or any other Grantor or any other Person or any security, and elect any remedy and otherwise deal freely with the Company, any other Grantor or any Shared Collateral and any security and any guarantor or any liability of the Borrower or any other Grantor to the Senior Secured Parties or any liability incurred directly or indirectly in respect thereof.
(c)    Except as otherwise expressly provided herein, each Second Priority Representative, on behalf of itself and the Second Priority Debt Parties represented by it, also agrees that the Senior Secured Parties and the Senior Representatives shall have no liability to such Second Priority Representative, or any such Second Priority Debt Parties, and such Second Priority Representative, on behalf of itself and the Second Priority Debt Parties represented by it, hereby waives any claim against any Senior Secured Party or any Senior Representative arising out of any and all actions which the Senior Secured Parties or any Senior Representative may take or permit or omit to take with respect to:
(1)    the Senior Debt Documents (other than this Agreement);
(2)    the collection of the Senior Obligations; or

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(3)    the foreclosure upon, or sale, liquidation or other disposition of, any Shared Collateral.
Each Second Priority Representative, on behalf of itself and the Second Priority Debt Parties represented by it, agrees that the Senior Secured Parties and the Senior Representatives have no duty to them in respect of the maintenance or preservation of the Shared Collateral, the Senior Obligations or otherwise.
Until the Discharge of Senior Obligations, each Second Priority Representative on behalf of itself and the Second Lien Secured Parties represented by it, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to any Shared Collateral or any other similar rights a junior secured creditor may have under applicable law.

ARTICLE VIII

MISCELLANEOUS

SECTION 8.01.    Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any Senior Debt Document or any Second Priority Debt Document, the provisions of this Agreement shall govern. Notwithstanding the foregoing, the relative rights and obligations of the Senior Secured Collateral Agent, the Senior Representatives and the Senior Secured Parties (as amongst themselves) with respect to any Senior Collateral shall be governed by the terms of the First Lien Intercreditor Agreement and in the event of any conflict between the First Lien Intercreditor Agreement and this Agreement as to such relative rights and obligations, the provisions of the First Lien Intercreditor Agreement shall control.

SECTION 8.02.    Continuing Nature of this Agreement; Severability. This is a continuing agreement of Lien subordination, and the Senior Secured Parties may continue, at any time and without notice to the Second Priority Representatives or any Second Priority Debt Party, to extend credit and other financial accommodations and lend monies to or

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for the benefit of the Borrower or any Subsidiary constituting Senior Obligations in reliance hereon. Each Second Priority Representative, on behalf of itself and the Second Priority Debt Parties represented by it, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive and continue in full force and effect in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. All references to the Borrower or any other Grantor shall include the Borrower or such Grantor as debtor and debtor in possession and any receiver, trustee or similar person for the Borrower or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding. This Agreement shall terminate and be of no further force and effect:

(a)    with respect to any Senior Representative, the Senior Secured Parties represented by it and their Senior Obligations, on the date on which no Senior Obligations of such Senior Secured Parties are any longer secured by, and no longer required to be secured by, any of the Senior Representatives pursuant to the terms of the applicable Shared Collateral, subject to the rights of the Senior Secured Parties under Section 6.03; and
(b)    with respect to any Second Priority Representative, the Second Priority Debt Parties represented by it and their Second Priority Debt Obligations, on the date on which no Second Priority Debt Obligations of such Second Priority Debt Parties are any longer secured by, and no longer required to be secured by, any of the Shared Collateral pursuant to the terms of the applicable Second Priority Debt Documents.
SECTION 8.03.    Amendments; Waivers.

(a)    No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of

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any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b)    This Agreement may be amended in writing signed by each Representative (in each case, acting in accordance with the documents governing the applicable Debt Facility); provided that any such amendment, supplement or waiver which by the terms of this Agreement requires the Borrower’s consent or which increases the obligations or reduces the rights of, or otherwise materially adversely affects, the Borrower or any Grantor (which for avoidance of doubt includes Sections 5.01, 5.03, 5.05, 6.01 and Article VIII hereof), shall require the consent of the Borrower. Any such amendment, supplement or waiver shall be in writing and shall be binding upon the Senior Secured Parties and the Second Priority Debt Parties and their respective successors and assigns.

(c)    Notwithstanding the foregoing, without the consent of any Secured Party (and with respect to any amendment or modification which by the terms of this Agreement requires the Borrower’s consent or which increases the obligations or reduces the rights of the Borrower or any other Grantor, with the consent of the Borrower), any Representative may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 8.09 of this Agreement and upon such execution and delivery, such Representative and the Secured Parties and Senior Obligations or Second Priority Debt Obligations of the Debt Facility for which such Representative is acting shall be subject to the terms hereof.

(d)    Notwithstanding anything in this Agreement to the contrary, it is understood and agreed that each Senior Representative and Second Priority Representative then party to this Agreement, without the consent of any other Senior Secured Party or Second Priority Debt Party, may in their discretion determine that a supplemental agreement (which may take the form of an amendment and restatement of this Agreement) is necessary or appropriate (i) to facilitate having Additional Senior Debt or Additional Second Priority Debt or other obligations of any of the Grantors become Senior Obligations or Second Priority Debt Obligations, as the case may be, under this Agreement, including, without limitation, an amendment to the definition of “Senior Obligations” to increase the amount of obligations included thereunder, (ii) to give effect to any amendments in connection with a Refinancing of Senior Obligations or Second Priority Obligations, as applicable or (iii) to effectuate the subordination of Liens granted pursuant to Sections 7.01(t) and (u) of the First Lien Credit Agreement or the corresponding provisions of the Second Lien Credit Agreement (or in each case any Refinancing thereof) to the Liens on the Shared Collateral securing the Senior Obligations; provided that any such Additional Senior Debt and Additional Second Priority Debt is permitted to be incurred under the Senior Debt Documents and the Second Priority Debt Documents then extant in accordance with the terms thereof and a certificate of a Responsible Officer delivered to the applicable Representatives certifying such compliance shall be

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conclusive and such Representatives may rely thereon without further inquiry and shall be fully protected in doing so; and provided further that the applicable Senior Representative and Second Priority Representative shall execute and deliver such supplemental agreement at the other’s request and such supplemental agreement may contain additional intercreditor terms applicable solely to the holders of such Additional Senior Debt or Additional Second Priority Debt vis-à-vis the holders of the relevant obligations hereunder.

SECTION 8.04.    Information Concerning Financial Condition of the Borrower and the Subsidiaries. The Senior Representatives, the Senior Secured Parties, the Second Priority Representatives and the Second Priority Secured Parties shall each be responsible for keeping themselves informed of (a) the financial condition of the Borrower and the Subsidiaries and all endorsers or guarantors of the Senior Obligations or the Second Priority Debt Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the Senior Obligations or the Second Priority Debt Obligations. The Senior Representatives, the Senior Secured Parties, the Second Priority Representatives and the Second Priority Secured Parties shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that any Senior Representative, any Senior Secured Party, any Second Priority Representative or any Second Priority Debt Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it shall be under no obligation to (i) make, and the Senior Representatives, the Senior Secured Parties, the Second Priority Representatives and the Second Priority Debt Parties shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (ii) provide any additional information or to provide any such information on any subsequent occasion, (iii) undertake any investigation or (iv) disclose any information that, pursuant to accepted or reasonable commercial finance

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practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.
SECTION 8.05.    Subrogation. Each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Senior Obligations has occurred.
SECTION 8.06.    Application of Payments. Except as otherwise provided herein, all payments received by the Senior Secured Parties may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Obligations as the Senior Secured Parties, in their sole discretion, deem appropriate, consistent with the terms of the Senior Debt Documents. Except as otherwise provided herein, each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, assents to any such extension or postponement of the time of payment of the Senior Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any Lien that may at any time secure any part of the Senior Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.
SECTION 8.07.    Additional Grantors. The Borrower agrees that, if any Subsidiary shall become a Grantor after the date hereof, it will promptly cause such Subsidiary to become party hereto by executing and delivering an instrument in the form of Annex I. Upon such execution and delivery, such Subsidiary will become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of such instrument shall not require the consent of any other party hereunder, and will be acknowledged by the Designated Second Priority Representative and the Designated Senior

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Representative. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.
SECTION 8.08.    Dealings with Grantors. Upon any application or demand by the Borrower or any Grantor to any Representative to take or permit any action under any of the provisions of this Agreement or under any Collateral Document (if such action is subject to the provisions hereof), at the request of such Representative, the Borrower or such Grantor, as appropriate, shall furnish to such Representative a certificate of an Authorized Officer (an “Officer’s Certificate”) stating that all conditions precedent, if any, provided for in this Agreement or such Collateral Document, as the case may be, relating to the proposed action have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Agreement or any Collateral Document relating to such particular application or demand, no additional certificate or opinion need be furnished.
SECTION 8.09.    Additional Debt Facilities. To the extent, but only to the extent, permitted by the provisions of the then extant Senior Debt Documents and Second Priority Debt Documents, the Borrower may incur or issue and sell one or more series or classes of Additional Second Priority Debt and one or more series or classes of Additional Senior Debt. Any such additional class or series of Second Priority Debt (the “Second Priority Class Debt”) may be secured by a second priority, subordinated Lien on Shared Collateral, in each case under and pursuant to the relevant Second Priority Collateral Documents for such Second Priority Class Debt, if and subject to the condition that the Representative of any such Second Priority Class Debt (each, a “Second Priority Class Debt Representative”), acting on behalf of the holders of such Second Priority Class Debt (such Representative and holders in respect of any Second

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Priority Class Debt being referred to as the “Second Priority Class Debt Parties”), becomes a party to this Agreement by satisfying conditions (i) through (iii), as applicable, of the immediately succeeding paragraph. Any such additional class or series of Senior Facilities (the “Senior Class Debt”; and the Senior Class Debt and Second Priority Class Debt, collectively, the “Class Debt”) may be secured by a senior Lien on Shared Collateral, in each case under and pursuant to the relevant Senior Collateral Documents, if and subject to the condition that the Representative of any such Senior Class Debt (each, a “Senior Class Debt Representative”; and the Senior Class Debt Representatives and Second Priority Class Debt Representatives, collectively, the “Class Debt Representatives”), acting on behalf of the holders of such Senior Class Debt (such Representative and holders in respect of any such Senior Class Debt being referred to as the “Senior Class Debt Parties; and the Senior Class Debt Parties and Second Priority Class Debt Parties, collectively, the “Class Debt Parties”), becomes a party to this Agreement by satisfying the conditions set forth in clauses (i) through (iii), as applicable, of the immediately succeeding paragraph and becomes a party to the First Lien Intercreditor Agreement in accordance with the terms thereof.

In order for a Class Debt Representative to become a party to this Agreement:

(i)such Class Debt Representative shall have executed and delivered a Joinder Agreement substantially in the form of Annex II (if such Representative is a Second Priority Class Debt Representative) or Annex III (if such Representative is a Senior Class Debt Representative) (with such changes as may be reasonably approved by the Designated Senior Representative and such Class Debt Representative) pursuant to which it becomes a Representative hereunder, and the Class Debt in respect of which such Class Debt Representative is the Representative constitutes Additional Senior Debt Obligations or Additional Second Priority Debt Obligations, as applicable, and the related Class Debt Parties become subject hereto and bound hereby as Additional Senior Debt Parties or Additional Second Priority Debt Parties, as applicable;

(ii)the Borrower (a) shall have delivered to the Designated Senior Representative an Officer’s Certificate identifying the obligations to be designated as Additional Senior Debt Obligations or Additional Second Priority Debt Obligations, as applicable, and the initial aggregate principal amount or face amount thereof and

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certifying that such obligations are permitted to be incurred and secured (I) in the case of Additional Senior Debt Obligations, on a senior basis under each of the Senior Debt Documents and (II) in the case of Additional Second Priority Debt Obligations, on a junior basis under each of the Second Priority Debt Documents and (b) if requested, shall have delivered true and complete copies of each of the Second Priority Debt Documents or Senior Debt Documents, as applicable, relating to such Class Debt, certified as being true and correct by an authorized officer of the Borrower; and

(iii)the Second Priority Debt Documents or Senior Debt Documents, as applicable, relating to such Class Debt shall provide that each Class Debt Party with respect to such Class Debt will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Class Debt.

SECTION 8.10.    Refinancings. The Senior Debt Obligations and the Second Priority Debt may be refinanced or replaced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the refinancing transaction under any Senior Debt Document or any Second Priority Debt Document) of any Senior Representative or any Secured Party, all without affecting the Lien priorities provided for herein or the other provisions hereof. The Second Lien Representative hereby agrees that at the request of the Borrower in connection with refinancing or replacement of Senior Obligations (“Replacement Senior Obligations”) it will enter into an agreement in form and substance reasonably acceptable to the Second Priority Representative with the agent for the Replacement Senior Obligations containing terms and conditions substantially similar to the terms and conditions of this Agreement.

SECTION 8.11.Consent to Jurisdiction; Waivers. Each Representative, on behalf of itself and the Secured Parties of the Debt Facility for which it is acting, irrevocably and unconditionally:

(a)    submits for itself and its property in any legal action or proceeding relating to this Agreement and the Collateral Documents, or for recognition and enforcement of any judgment in respect thereof, to the exclusive jurisdiction of the courts of the State of New York or the United States of America located in the Borough of Manhattan, City of New York, and appellate courts from any thereof;
(b)    consents and agrees that any such action or proceeding shall be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
(c)    agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person (or its Representative) at the address referred to in Section 8.12; and

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(d)    agrees that nothing herein shall affect the right of any other party hereto (or any Secured Party) to effect service of process in any other manner permitted by law.
SECTION 8.12.    Notices. All notices, requests, demands and other

communications provided for or permitted hereunder shall be in writing and shall be sent:

(i)if to the Borrower or any Grantor, to the Borrower, at its address at:

Peabody Energy Corporation
Attn: [ ]
[ ]
Telephone: [ ]
Telecopier: [ ]
Electronic Mail: [ ]

(ii)if to the First Lien Collateral Agent, to it at:
Citibank, N.A.
[ ]
Attention: [ ]
Telephone: [ ]
Telecopier: [ ]
Electronic Mail: [ ]

(iii)if to the Second Lien Collateral Agent to it at:
[ ]
Attention: [ ]
Telephone: [ ]
Telecopier: [ ]

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Electronic Mail: [ ]

(iv)if to any other Representative, to it at the address specified by it in the Joinder Agreement delivered by it pursuant to Section 8.09.

Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and, may be personally served, telecopied, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or upon receipt via U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth above or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.
SECTION 8.13.    Further Assurances. Each Senior Representative, on behalf of itself and each Senior Secured Party under the Senior Debt Facility for which it is acting, each Second Party Representative, on behalf of itself, and each Second Priority Debt Party under its Second Priority Debt Facility, agrees that it will take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the other parties hereto may reasonably request to effectuate the terms of, and the Lien priorities contemplated by, this Agreement.

SECTION 8.14.    GOVERNING LAW; WAIVER OF JURY TRIAL.
(A)    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(B)    EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY

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COUNTERCLAIM THEREIN.
SECTION 8.15.    Binding on Successors and Assigns. This Agreement shall be binding upon the Senior Representatives, the Senior Secured Parties, the Second Priority Representatives, the Second Priority Debt Parties, the Borrower, the other Grantors party hereto and their respective successors and assigns.
SECTION 8.16.    Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.
SECTION 8.17.    Counterparts. This Agreement may be executed in one or more counterparts, including by means of facsimile or other electronic method, each of which shall be an original and all of which shall together constitute one and the same document. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.
SECTION 8.18.    Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. The First Lien Collateral Agent represents and warrants that this Agreement is binding upon the First Lien Credit Agreement Secured Parties. The Second Lien Collateral Agent represents and warrants that this Agreement is binding upon the Second Lien Credit Agreement Secured Parties.
SECTION 8.19.    No Third Party Beneficiaries; Successors and Assigns. The lien priorities set forth in this Agreement and the rights and benefits hereunder in respect of such lien priorities shall inure solely to the benefit of the Senior Representatives, the Senior Secured Parties, the Second Priority Representatives and the Second Priority Debt Parties, and

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their respective permitted successors and assigns, and no other Person (including the Grantors, or any trustee, receiver, debtor in possession or bankruptcy estate in a bankruptcy or like proceeding) shall have or be entitled to assert such rights. Nothing in this Agreement is intended to or shall impair the obligations of the Borrower or any other Grantor, which are absolute and unconditional, to pay the Senior Obligations and the Second Priority Debt Obligations as and when the same shall become due and payable in accordance with their terms. Except for Sections 5.01, 5.03, 5.05, 6.01 and Article VIII hereof, neither the Borrower nor any other Grantor shall have any rights hereunder.
SECTION 8.20.    Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto.
SECTION 8.21.     Collateral Agent and Representative. It is understood and agreed that (a) the First Lien Collateral Agent is entering into this Agreement in its capacity as collateral agent under the First Lien Credit Agreement and the provisions of Article IX of the First Lien Credit Agreement applicable to the Collateral Agent (as defined therein) thereunder shall also apply to the First Lien Collateral Agent hereunder and (b) the Second Lien Collateral Agent is entering into this Agreement in its capacity as collateral agent under the Second Lien Credit Agreement and the provisions of Article [ ] of the Second Lien Credit Agreement applicable to the Collateral (as defined therein) thereunder shall also apply to the Second Lien Collateral Agent hereunder.
SECTION 8.22.    Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

NY\5954613.7

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

CITIBANK, N.A.,
as First Lien Collateral Agent
By:    ____________________________________
Name:
Title:

[ _ ],
as Second Lien Collateral Agent
By:    ____________________________________
Name:
Title:

[Signature page to Junior Lien Intercreditor Agreement]
NY\5954613.7

PEABODY ENERGY CORPORATION, as Borrower
By:    _________________________________
Name:
Title:

[ ]
as a Grantor

By:    _________________________________
Name:
Title:

[Signature page to Junior Lien Intercreditor Agreement]
NY\5954613.7

[Signature page to Junior Lien Intercreditor Agreement]
NY\5954613.7

[FORM OF] SUPPLEMENT NO. [    ] dated as of [      ], 201[ ], to the JUNIOR LIEN INTERCREDITOR AGREEMENT dated as of [ ], 20[ ] (the “Junior Lien Intercreditor Agreement”), among peabody energy corporation, a Delaware corporation (the “ Borrower”), certain subsidiaries and affiliates of the Borrower (each a “Grantor”), CITIBANK, N.A., as First Lien Collateral Agent under the First Lien Credit Agreement, [ ], N.A., as Second Lien Collateral Agent under the Second Lien Credit Agreement, and the additional Representatives from time to time party thereto.
A.    Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Junior Lien Intercreditor Agreement.
B.    The Grantors have entered into the Junior Lien Intercreditor Agreement. Pursuant to the First Lien Credit Agreement, the Second Lien Credit Agreement, certain Additional Senior Debt Documents, and certain Additional Second Priority Debt Documents, certain newly acquired or organized Subsidiaries of the Borrower are required to enter into the Junior Lien Intercreditor Agreement. Section 8.07 of the Junior Lien Intercreditor Agreement provides that such Subsidiaries may become party to the Junior Lien Intercreditor Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Grantor”) is executing this Supplement in accordance with the requirements of the First Lien Credit Agreement, the Second Lien Credit Agreement, the Additional Second Priority Debt Documents and Additional Senior Debt Documents.
Accordingly, the Designated Senior Representative and the New Subsidiary Grantor agree as follows:
SECTION 1. In accordance with Section 8.07 of the Junior Lien Intercreditor Agreement, the New Grantor by its signature below becomes a Grantor under the Junior Lien Intercreditor Agreement with the same force and effect as if originally named therein as a Grantor, and the New Grantor hereby agrees to all the terms and provisions of the Junior Lien Intercreditor Agreement applicable to it as a Grantor thereunder. Each reference to a “Grantor” in the Junior Lien Intercreditor Agreement shall be deemed to include the New Grantor. The

Annex I-1
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Junior Lien Intercreditor Agreement is hereby incorporated herein by reference.
SECTION 2. The New Grantor represents and warrants to the Designated Senior Representative and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Bankruptcy Laws and by general principles of equity.
SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Designated Senior Representative shall have received a counterpart of this Supplement that bears the signature of the New Grantor. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic method shall be as effective as delivery of a manually signed counterpart of this Supplement.
SECTION 4. Except as expressly supplemented hereby, the Junior Lien Intercreditor Agreement shall remain in full force and effect.
SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Junior Lien Intercreditor Agreement shall not in any way be affected

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or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 8.11 of the Junior Lien Intercreditor Agreement. All communications and notices hereunder to the New Grantor shall be given to it in care of the Borrower as specified in the Junior Lien Intercreditor Agreement.
SECTION 8. The Borrower agrees to reimburse the Designated Senior Representative for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Designated Senior Representative as required by the applicable Senior Debt Documents.

Annex I-3
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IN WITNESS WHEREOF, the New Grantor, and the Designated Senior Representative have duly executed this Supplement to the Junior Lien Intercreditor Agreement as of the day and year first above written.
[NAME OF NEW SUBSIDIARY GRANTOR]
By:    ________________________________
Name:
Title:
Acknowledged by:
[                  ], as Designated Senior Representative
By: ____________________________________
Name:
Title:
[            ], as Designated Second Priority Representative
By: ____________________________________
Name:
Title:

Annex I-4
NY\5954613.7

ANNEX II
[FORM OF] REPRESENTATIVE SUPPLEMENT NO. [__] dated as of [      ], 20[ ] to the JUNIOR LIEN INTERCREDITOR AGREEMENT dated as of [ ], 20[ ] (the “Junior Lien Intercreditor Agreement”), among peabody energy corporation, a Delaware corporation (the “Borrower”), certain subsidiaries and affiliates of the Borrower (each a “Grantor”), CITIBANK, N.A., as First Lien Collateral Agent under the First Lien Credit Agreement, [ ], as Second Lien Collateral Agent under the Second Lien Credit Agreement, and the additional Representatives from time to time party thereto.
A.    Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Junior Lien Intercreditor Agreement.
B.    As a condition to the ability of the Borrower to incur Second Priority Class Debt after the date of the Junior Lien Intercreditor Agreement and to secure such Second Priority Class Debt with the Second Priority Lien and to have such Second Priority Class Debt guaranteed by the Grantors, in each case under and pursuant to the Second Priority Collateral Documents relating thereto, the Second Priority Class Debt Representative in respect of such Second Priority Class Debt is required to become a Representative under, and such Second Priority Class Debt and the Second Priority Class Debt Parties in respect thereof are required to become subject to and bound by, the Junior Lien Intercreditor Agreement. Section 8.09 of the Junior Lien Intercreditor Agreement provides that such Second Priority Class Debt Representative may become a Representative under, and such Second Priority Class Debt and such Second Priority Class Debt Parties may become subject to and bound by, the Junior Lien Intercreditor Agreement as Additional Second Priority Debt Obligations and Additional Second Priority Debt Parties, respectively, pursuant to the execution and delivery by the Second Priority Class Debt Representative of an instrument in the form of this Representative Supplement and the satisfaction of the other conditions set forth in Section 8.09 of the Junior Lien Intercreditor Agreement. The undersigned Second Priority Class Debt Representative (the “New Representative”) is executing this Supplement in accordance with the requirements of the Senior Debt Documents and the Second Priority Debt Documents.

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Accordingly, the Designated Senior Representative and the New Representative agree as follows:
SECTION 1. In accordance with Section 8.09 of the Junior Lien Intercreditor Agreement, the New Representative by its signature below becomes a Representative under, and the related Second Priority Class Debt and Second Priority Class Debt Parties become subject to and bound by, the Junior Lien Intercreditor Agreement as Additional Second Priority Debt Obligations and Additional Second Priority Debt Parties, respectively, with the same force and effect as if the New Representative had originally been named therein as a Representative, and the New Representative, on behalf of itself and such Second Priority Class Debt Parties, hereby agrees to all the terms and provisions of the Junior Lien Intercreditor Agreement applicable to it as a Second Priority Representative and to the Second Priority Class Debt Parties that it represents as Second Priority Debt Parties. Each reference to a “Representative” or “Second Priority Representative” in the Junior Lien Intercreditor Agreement shall be deemed to include the New Representative. The Junior Lien Intercreditor Agreement is hereby incorporated herein by reference.
SECTION 2. The New Representative represents and warrants to the Designated Senior Representative and the other Secured Parties that (i) it has full power and authority to enter into this Representative Supplement, in its capacity as [agent] [trustee], (ii) this Representative Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of such Agreement and (iii) the Second Priority Debt Documents relating to such Second Priority Class Debt provide that, upon the New Representative’s entry into this Agreement, the Second Priority Class Debt Parties in respect of such Second Priority Class Debt will be subject

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to and bound by the provisions of the Junior Lien Intercreditor Agreement as Second Priority Debt Parties.
SECTION 3. This Representative Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Representative Supplement shall become effective when the Designated Senior Representative shall have received a counterpart of this Representative Supplement that bears the signature of the New Representative. Delivery of an executed signature page to this Representative Supplement by facsimile transmission or other electronic method shall be effective as delivery of a manually signed counterpart of this Representative Supplement.
SECTION 4. Except as expressly supplemented hereby, the Junior Lien Intercreditor Agreement shall remain in full force and effect.
SECTION 5. THIS REPRESENTATIVE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 6. In case any one or more of the provisions contained in this Representative Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Junior Lien Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

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SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 8.11 of the Junior Lien Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.
SECTION 8. The Borrower agrees to reimburse the Designated Senior Representative for its reasonable out-of-pocket expenses in connection with this Representative Supplement, including the reasonable fees, other charges and disbursements of counsel for the Designated Senior Representative as required by the applicable Senior Debt Documents.

Annex II-4
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IN WITNESS WHEREOF, the New Representative and the Designated Senior Representative have duly executed this Representative Supplement to the Junior Lien Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE],
as [ ] for the holders of
[                                  ]

By:    _________________________________
Name:
Title:

Address for notices:
_______________________
_______________________

Attention of: ________
Telecopy: ___________

[                                 ],
as Designated Senior Representative

By:    ___________________________________
Name:
Title:

Annex II-5
NY\5954613.7

Acknowledged by:
PEABODY ENERGY CORPORATION

By: ____________________________________
Name:
Title:

[SUBSIDIARY GRANTORS]

By: ____________________________________
Name:
Title:

Annex II-6
NY\5954613.7

Schedule I to the
Representative Supplement to the
Junior Lien Intercreditor Agreement

Grantors

[ ]

Annex II-7
NY\5954613.7

ANNEX III
[FORM OF] REPRESENTATIVE SUPPLEMENT NO. [  ] dated as of [     ], 20[ ] to the JUNIOR LIEN INTERCREDITOR AGREEMENT dated as of [ ], 20[ ] (the “Junior Lien Intercreditor Agreement”), among peabody energy corporation, a Delaware corporation (the “Borrower”), certain subsidiaries and affiliates of the Borrower (each a “Grantor”), CITIBANK, N.A., as First Lien Collateral Agent under the First Lien Credit Agreement, [ ], N.A., as Second Lien Collateral Agent under the Second Lien Credit Agreement, and the additional Representatives from time to time party thereto.
A.    Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Junior Lien Intercreditor Agreement.
B.    As a condition to the ability of the Borrower to incur Senior Class Debt after the date of the Junior Lien Intercreditor Agreement and to secure such Senior Class Debt with the Senior Lien and to have such Senior Class Debt guaranteed by the Grantors on a senior basis, in each case under and pursuant to the Senior Collateral Documents relating thereto, the Senior Class Debt Representative in respect of such Senior Class Debt is required to become a Representative under, and such Senior Class Debt and the Senior Class Debt Parties in respect thereof are required to become subject to and bound by, the Junior Lien Intercreditor Agreement. Section 8.09 of the Junior Lien Intercreditor Agreement provides that such Senior Class Debt Representative may become a Representative under, and such Senior Class Debt and such Senior Class Debt Parties may become subject to and bound by, the Junior Lien Intercreditor Agreement as Additional Senior Debt Obligations and Additional Senior Debt Parties, respectively, pursuant to the execution and delivery by the Senior Class Debt Representative of an instrument in the form of this Representative Supplement and the satisfaction of the other conditions set forth in Section 8.09 of the Junior Lien Intercreditor Agreement. The undersigned Senior Class Debt Representative (the “New Representative”) is executing this Supplement in accordance with the requirements of the Senior Debt Documents and the Second Priority Debt Documents.
Accordingly, the Designated Senior Representative and the New Representative agree as follows:
SECTION 1. In accordance with Section 8.09 of the Junior Lien Intercreditor Agreement, the New Representative by its signature below becomes a Representative under, and the related Senior Class Debt and Senior Class Debt Parties become subject to and bound by, the Junior Lien Intercreditor Agreement as Additional Senior Debt Obligations and Additional Senior Debt Parties, respectively, with the same force and effect as if the New Representative had originally been named therein as a Representative, and the New Representative, on behalf of itself and such Senior Class Debt Parties, hereby agrees to all the terms and provisions of the Junior Lien Intercreditor Agreement applicable to it as a Senior Representative and to the Senior Class Debt Parties that it represents as Senior Debt Parties. Each reference to a “Representative” or “Senior Representative” in the Junior Lien Intercreditor Agreement shall be deemed to include the New Representative. The Junior Lien Intercreditor Agreement is hereby incorporated herein by reference.
SECTION 2. The New Representative represents and warrants to the Designated Senior Representative and the other Secured Parties that (i) it has full power and authority to

Annex III-1
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enter into this Representative Supplement, in its capacity as [agent] [trustee], (ii) this Representative Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of such Agreement and (iii) the Senior Debt Documents relating to such Senior Class Debt provide that, upon the New Representative’s entry into this Agreement, the Senior Class Debt Parties in respect of such Senior Class Debt will be subject to and bound by the provisions of the Junior Lien Intercreditor Agreement as Senior Secured Parties.
SECTION 3. This Representative Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Representative Supplement shall become effective when the Designated Senior Representative shall have received a counterpart of this Representative Supplement that bears the signature of the New Representative. Delivery of an executed signature page to this Representative Supplement by facsimile transmission or other electronic method shall be effective as delivery of a manually signed counterpart of this Representative Supplement.
SECTION 4. Except as expressly supplemented hereby, the Junior Lien Intercreditor Agreement shall remain in full force and effect.
SECTION 5. THIS REPRESENTATIVE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 6. In case any one or more of the provisions contained in this Representative Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Junior Lien Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 8.11 of the Junior Lien Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.
SECTION 8. The Borrower agrees to reimburse the Designated Senior Representative for its reasonable out-of-pocket expenses in connection with this Representative Supplement, including the reasonable fees, other charges and disbursements of counsel for the Designated Senior Representative as required by the applicable Senior Debt Documents.

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IN WITNESS WHEREOF, the New Representative and the Designated Senior Representative have duly executed this Representative Supplement to the Junior Lien Intercreditor Agreement as of the day and year first above written.
[NAME OF NEW REPRESENTATIVE],
as [ ] for the holders of
[                                  ]

By:    _________________________________
Name:
Title:

Address for notices:
_______________________
_______________________
Attention of: ________
Telecopy: ___________

[                             ],
as Designated Senior Representative

By:    _________________________________
Name:
Title:

Annex III-3
NY\5954613.7

Acknowledged by:

PEABODY ENERGY CORPORATION

By: ____________________________________
Name:
Title:

[SUBSIDIARY GRANTORS]

By: ____________________________________
Name:
Title:

Annex III-4
NY\5954613.7

Schedule I to the
Representative Supplement to the
Junior Lien Intercreditor Agreement

Grantors

[ ]

Annex III-5
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